As Filed with the Securities and Exchange Commission on May 31, 2018

Registration No. 002-75661

File No. 811-3379

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 56	☒

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 56	☒

(Check Appropriate Box or Boxes)

PERMANENT PORTFOLIO FAMILY OF FUNDS

(Exact Name of Registrant as Specified in Charter)

600 Montgomery Street, Suite 4100

San Francisco, California 94111

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code (415) 398-8000

MICHAEL J. CUGGINO,

600 Montgomery Street, Suite 4100

San Francisco, California 94111

(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering

It is proposed that this filing will become effective (check appropriate box):

☒	Immediately upon filing pursuant to paragraph (b)
☐	On (date) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	On (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	On (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered:

Class A, Class C and Class I shares of Permanent Portfolio

Class I shares of Short-Term Treasury Portfolio

Class A, Class C and Class I shares of Versatile Bond Portfolio

Class A, Class C and Class I shares of Aggressive Growth Portfolio

Prospectus May 31, 2018

Permanent Portfolio®

Class A — PRPDX | Class C — PRPHX | Class I — PRPFX

Short-Term Treasury Portfolio

Class I — PRTBX

Versatile Bond Portfolio

Class A — PRVDX | Class C — PRVHX | Class I — PRVBX

Aggressive Growth Portfolio

Class A — PAGDX | Class C — PAGHX | Class I — PAGRX

This Prospectus contains information you should know before investing. Please read this Prospectus carefully before investing and keep it for your future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the Commission passed upon the adequacy or accuracy of this Prospectus. Any representation to the contrary is a criminal offense.

Permanent Portfolio®	May 31, 2018

PORTFOLIO SUMMARY

Class A — PRPDX | Class C — PRPHX | Class I — PRPFX

Investment Objective

Permanent Portfolio® seeks to preserve and increase the purchasing power value of its shares over the long term.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses you would pay if you buy and hold shares of the Portfolio. You may qualify for initial sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $25,000 in the Portfolios of Permanent Portfolio Family of Funds. More information about these and other discounts is available from your financial intermediary and in “Your Investment — How Sales Charges are Calculated and — Sales Charge Reductions and Waivers” in the Portfolio’s Prospectus and “Additional Purchase, Sale (Redemption) and Account Information — Initial Sales Charges on Class A Shares” in the Portfolio’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A		Class C		Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.00%		None		None

Maximum Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or sale proceeds)	1.00%	[1]	1.00%	[1]	None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	.80%		.80%		.80%

Distribution and/or Service (12b-1) Fees	.25%		1.00%		—%

Other Operating Expenses	.02%		.02%		.02%

Total Annual Portfolio Operating Expenses	1.07%		1.82%		.82%

1 For Class A shares, a contingent deferred sales charge (“CDSC”) of 1.00% applies on certain redemptions made within one year following purchases of $1 million or more made without an initial sales charge. For Class C shares, the CDSC is eliminated one year after purchase.

Expense Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$604	$824	$1,062	$1,744

Class C
• Assuming complete redemption at end of period	$290	$577	$993	$2,153
• Assuming no redemption	$187	$577	$993	$2,153

Class I	$84	$263	$457	$1,016

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the example above, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 9.03% of the average value of its portfolio.

Principal Investment Strategies

In pursuit of its investment objective, the Portfolio invests a fixed “Target Percentage” of its net assets in each of the following investment categories:

Investment Category	Target Percentage
Gold	20%
Silver	5%
Swiss franc assets	10%
Real estate and natural resource stocks	15%
Aggressive growth stocks	15%
Dollar assets	35%
Total	100%

These Target Percentages are fundamental and cannot be changed without shareholder approval.

Because investment prices are constantly changing, the Portfolio’s holdings are not expected to match exactly the Target Percentages. Ordinarily, whenever the Portfolio’s holdings in an investment category deviate from the category’s Target Percentage by more than one-quarter of the Target Percentage, the Portfolio will buy or sell investments to correct the discrepancy (unless it is corrected by changes in market prices) and will do so within ninety days. However, the Portfolio’s investment adviser may delay making portfolio adjustments if in its view, circumstances, including a disorderly market or adverse tax consequences, make it desirable to do so. The investment adviser does not attempt to anticipate short-term changes in the general price level of any investment category.

The Portfolio’s investments in:

•	Gold — consists of gold bullion and bullion-type coins;

•	Silver — consists of silver bullion and bullion-type coins;

•	Swiss franc assets — consist of demand deposits of Swiss francs at Swiss or non-Swiss banks and highly rated bonds, as defined below, and other securities of the federal government of Switzerland of any maturity;

•	Real estate and natural resource stocks — include stocks (including common and preferred shares, and depository receipts such as American Depositary Receipts (“ADRs”)) of U.S. and foreign companies whose assets consist primarily of real estate (such as timberland, ranching and farm land, raw land, land with improvements and structures and real estate investment trusts (“REITs”)) and natural resources (such as companies involved directly or indirectly in exploring, mining, refining, processing, transporting, fabricating and dealing in oil, gas, coal and precious and non-precious minerals);

•	Aggressive growth stocks — include stocks and stock warrants of U.S. and foreign companies that are expected to have a higher profit potential than the stock market as a whole and whose shares are valued primarily for potential growth in revenues, earnings, dividends or asset values rather than for current income. Such companies may include those involved in technology, medicine, capital goods, construction, transportation, finance, entertainment or service, those developing or exploiting new industries, products, services or markets, or those whose shares are otherwise undervalued. The price volatility of such investments is expected to be greater than the price volatility of the U.S. stock market as a whole; and

•	Dollar assets — include cash, U.S. Treasury bills, notes and bonds, and other U.S. dollar-denominated assets such as the obligations of U.S. government agencies, banker’s acceptances and other bank obligations, commercial paper, and corporate bonds and other fixed income obligations of U.S. and non-U.S. issuers.

The Portfolio is non-diversified and thus may be able to invest more of its assets in fewer issuers and types of investments (e.g., gold and silver) than a diversified fund.

The Portfolio may invest in shares of companies of any market capitalization, including small-, mid- and large- capitalization companies. Within its aggressive growth stocks investment category, the Portfolio expects to hold stocks of issuers from at least twelve different industry groups. The Portfolio may own investments issued by non-U.S. banks and governments and may own stock in non-U.S. companies or investments held outside the United States, including emerging markets. Corporate bonds and other fixed income obligations in the Portfolio’s dollar assets investment category, as well as highly rated bonds of the federal government of Switzerland, will, at the time of investment, be rated in the top four rating categories by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“Standard & Poor’s”), rated similarly by another independent rating agency such as Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”), or if unrated, determined by the Portfolio’s investment adviser to be of comparable quality. The Portfolio does not attempt to maintain any pre-set average portfolio maturity or duration in its dollar assets or Swiss franc assets investment categories.

The Portfolio’s policy of investing a fixed Target Percentage of its net assets in the investment categories listed in the table above reflects the opinion of the Portfolio’s investment adviser that inflation rates and other economic events cannot be forecast with a high degree of reliability and that only investors who are willing to embrace a high degree of risk should act on such forecasts. The investment strategy of the Portfolio acknowledges a broad range of economic possibilities and incorporates investments for each of them.

Viewed in isolation, some of the Portfolio’s assets, such as gold, silver and stock warrants (in its aggressive growth stocks investment category), would be considered highly speculative. However, the Portfolio’s investment adviser believes that the various investments are subject to different (and, in some cases, contrary) risks, so that the value of the Portfolio’s investments in the aggregate may be subject to less risk, over the long term, than the risk associated with any one of the investments taken by itself.

Principal Investment Risks

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. Even if the Portfolio does achieve its investment objective over the long term, it is subject to the risk of suffering substantial short-term losses from time to time. The principal risks of investing in the Portfolio include:

•	Market risk — prices of the investments held by the Portfolio will fluctuate, sometimes rapidly and unexpectedly. These fluctuations may cause the price of an investment to decline for short- or long-term periods and cause the investment to be worth less than it was worth when purchased by the Portfolio, or less than it was worth at an earlier time. Investments in each of the Portfolio’s investment categories may decline in value due to factors affecting the gold and silver markets, individual issuers, securities markets generally or particular industries or sectors within the securities markets. Changes in market conditions may not have the same impact on all investment categories.

•

Risks of investments in gold and silver — gold and silver generate no interest or dividends, and the return from investments in gold and silver will be derived solely from the gains and losses realized by the Portfolio upon sale. Prices of gold and silver may fluctuate, sharply or gradually, and over short or long periods of time. The prices of gold and silver have fluctuated widely over the past several years. If gold and silver markets continue to be characterized by the wide fluctuations that they have shown in the past several years, the Portfolio’s performance may be significantly impacted. The prices of gold and silver may be significantly affected by factors such as changes in inflation or expectations regarding inflation in various countries, the availability of supplies and demand, changes in industrial and commercial demand, developments in the gold and silver mining industries, gold and silver sales by governments, central banks or international institutions, investment and trading activities of market participants, including hedge funds or speculators, commodity funds and exchange traded funds, hedging activity by producers, currency exchange rates, interest rates, and monetary and other economic policies of various governments. In addition, because the majority of the world’s supply of gold and silver is concentrated in a few countries, the Portfolio’s investments may be particularly susceptible to political, economic and environmental conditions and events in those countries. The gold and silver bullion and bullion-type coins held by the Portfolio’s subcustodian on behalf of the Portfolio could be lost, damaged, stolen or destroyed. Access to the Portfolio’s gold and silver holdings could also be restricted by natural events (such as an earthquake) or human actions (such as a terrorist attack). The subcustodian’s procedures may not prevent the deposit of gold or silver on behalf of the Portfolio that fails to meet the purity standards agreed to at the time of purchase. The Portfolio does not insure its gold and silver holdings and the responsibility of the Portfolio’s custodian and any subcustodian for loss, damage or destruction of the Portfolio’s gold and silver holdings is very limited under the agreements governing the custody and subcustody arrangements. In addition, if the Portfolio’s gold and silver bullion and bullion-type coins are lost, damaged, stolen or destroyed under circumstances rendering the custodian, any subcustodian or any other third party liable to the Portfolio (or the custodian or any subcustodian), the responsible party may not have the financial resources (including liability insurance coverage) sufficient to satisfy such claim. Consequently, the value of the Portfolio’s shares may be adversely affected by loss, damage or destruction to the bullion and bullion- type coins for which the Portfolio may not be reimbursed. When holding bullion, the Portfolio may encounter higher custody and other costs than those normally associated with ownership of securities. Gains realized upon the sale of bullion or bullion-type coins will not count towards the requirement in the Internal Revenue Code of 1986, as amended (“Code”), that at least 90% of the Portfolio’s gross income in each taxable year be derived from gains on the sale of securities and certain other permitted sources, except to the extent that the Portfolio has invested in bullion as a hedge with respect to investment in the securities of companies engaged in mining gold or silver. Accordingly, the Portfolio may be required to hold its precious metals or to sell them at a loss, or to sell securities at a gain, when for investment reasons it would not otherwise do so. If the Portfolio is not able to satisfy this or other requirements under the Code for any taxable year, the Portfolio would become subject to corporate federal income tax for that year on all of its taxable income and recognized gains.

•	Risks of investments in Swiss franc assets — the Swiss franc is subject to the risk that inflation will decrease in the United States, or rise in Switzerland. Swiss government bonds are subject to some risk of default, and their credit quality is not rated by some U.S. rating agencies. Swiss government bonds are also subject to interest rate risk and income risk, which are described under “Risks of investments in dollar assets” below. The Portfolio may also be significantly affected by other economic, monetary or political developments in Switzerland. The U.S. dollar/Swiss franc exchange rate may adversely affect the value (in U.S. dollar terms) of the Portfolio’s Swiss franc assets. The Swiss franc has shown cyclical periods of strength and weakness against the U.S. dollar, and in recent years the Swiss franc’s value has dropped. The Swiss franc’s recent weakness may be prolonged or amplified by slow growth or other negative developments affecting the European economy. Yields on Swiss franc denominated deposits, as of the date of this Prospectus, are near historical lows.

•	Risks of investments in real estate and natural resource stocks — investments in real estate and natural resource stocks are subject to market risk, capitalization risk and risk of investments in foreign securities. Any decline in the general level of prices of oil, gas, coal, minerals or real estate would be expected to have an adverse impact on these stocks. Real estate-related investments, such as stocks of real estate-related companies, REITs and related instruments, will subject the Portfolio to risks similar to those associated with direct ownership of real estate, including losses from a casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. REITs are subject to management fees and other expenses, and so to the extent that the Portfolio invests in REITs the Portfolio will bear its proportionate share of the costs of the REITs’ operations. Investments in natural resource companies can be significantly affected by events relating to international political and economic developments, expropriation or other confiscation, population growth and changing demographics, energy conservation, the success of exploration projects, global commodity prices, adverse international monetary policies, tax and other government regulations, and natural phenomena around the world, such as drought, floods and other adverse weather conditions and livestock disease.

•	Risks of investments in aggressive growth stocks — investments in aggressive growth stocks are subject to market risk, capitalization risk and risk of investments in foreign securities. Aggressive growth stock investments are subject to greater market risk of price declines, especially during periods when the prices of U.S. or foreign stock market investments in general are declining.

•	Risks of investments in dollar assets — investments in debt securities are generally subject to interest rate risk, credit risk, income risk, and prepayment and extension risk. Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s dollar assets. Generally, prices of debt securities tend to fall when prevailing interest rates rise and rise when prevailing interest rates fall. U.S. interest rates have recently increased and may continue to increase, exposing the Portfolio to a heightened level of interest rate risk which may result in losses to the Portfolio. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the Portfolio’s sensitivity to interest rate risk will increase with any increase in the Portfolio’s overall duration. Credit risk is the risk that an issuer or guarantor of debt securities, or the counterparty to an investment contract or repurchase agreement, may be unable or unwilling to pay principal and interest when due, or otherwise honor its obligations. The Portfolio’s dollar assets are also subject to income risk. The Portfolio’s income generally declines during periods of falling interest rates because the Portfolio must reinvest the proceeds it receives from existing investments (upon their maturity, prepayment, amortization, call, or buy-back) at a lower rate of interest or return. In addition to income risk, if a security held by the Portfolio is called or paid off by the issuer more quickly than originally anticipated, the Portfolio may not benefit from any increase in value that might otherwise result from declining interest rates and may lose any premium it paid to acquire the security. Higher interest rates generally result in slower payoffs, which effectively increase duration, heighten interest rate risk, and increase the magnitude of resulting price declines.

•	Risks of investing in foreign and emerging markets — investments in foreign securities involve risks that are in addition to the risks associated with investing in U.S. securities. The risks of investing in securities of foreign issuers can include, among others: unfavorable differences in liquidity and volatility; less developed or less efficient trading markets; less stringent accounting and financial reporting standards or inability to obtain reliable financial information regarding a company’s financial condition; social, political or economic instability; foreign currency exchange controls and foreign taxation issues; the risk of expropriation of assets or nationalization of a company or industry by foreign governments; currency risk (i.e., the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment); and settlement, custodial or other operational risks. As a result, foreign securities can fluctuate more widely in price, and may also be less liquid and more difficult to value than securities of U.S. issuers. In addition, foreign markets can perform differently than the U.S. market. Investing in emerging (less developed) market securities may involve higher levels of each of these risks.

•	Allocation risk — because the Portfolio invests a fixed Target Percentage of its net assets in designated asset classes, the Portfolio has less flexibility in its investment strategy than other funds that are not subject to such limitations. It is possible that investment in the designated asset classes or the investments in the asset classes will cause the Portfolio to lose value or to underperform other funds with a similar investment objective.

•

Bank obligations risk — investments in bank obligations may expose the Portfolio to adverse developments in or related to the banking industry. Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the real estate markets. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks.

•	Capitalization risk — to the extent the Portfolio emphasizes stocks of small-, mid- or large-companies, it takes on the associated risks. Investments in the stocks of small- and mid-capitalization companies may be more volatile and less liquid than the stocks of larger companies. Small- and mid-capitalization stocks may also underperform other types of stocks or be difficult to sell when the economy is not robust or during market or sector downturns. Compared to small- and mid-capitalization companies, large-capitalization companies may be less responsive to market changes and opportunities.

•	U.S. government and agency securities risk — U.S. government and agency securities (such as securities issued by Government National Mortgage Association (“Ginnie Mae”), Federal National Mortgage Association (“Fannie Mae”) or Federal Home Loan Mortgage Corporation (“Freddie Mac”)) are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by the U.S. Treasury or Ginnie Mae, that are backed by the full-faith-and- credit of the United States, are guaranteed only as to the timely payment of interest and principal when held to maturity, but the market prices for such securities are not guaranteed and will fluctuate. Notwithstanding that these securities are backed by the full-faith-and-credit of the United States, circumstances could arise that could prevent the payment of interest or principal. This would result in losses to the Portfolio. Securities issued or guaranteed by U.S. government agencies, such as Fannie Mae and Freddie Mac, are not backed by the full-faith-and-credit of the United States and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government agency securities that are not backed by the full-faith-and-credit of the United States are subject to greater credit risk.

•	Security selection risk — securities selected for the Portfolio may perform differently than expected.

•	Non-diversified fund risk — the Portfolio is classified as non-diversified. As such, the percentage of the Portfolio’s assets that may be invested in any single issuer or a few issuers is not limited by the Investment Company Act of 1940. Investing a higher percentage of its assets in any one or a few issuers could increase the Portfolio’s risk of loss and its share price volatility, because the value of its shares would be more susceptible to adverse events affecting those issuers.

•	Redemption risk — market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. The Portfolio may experience periods of heavy redemptions that could cause it to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Portfolio’s performance.

•	Risks of in-kind redemptions — to avoid liability for corporate federal income tax, the Portfolio, if administratively feasible, may require redeeming shareholders to accept readily tradable gold or silver bullion or coins from the Portfolio’s holdings in complete or partial payment of redemptions, if it can satisfy a federal tax law provision that permits it to do so without recognizing gain.

•	Warrant risk — warrants are securities issued by a company which give the holder the right, but not the obligation, to purchase stock, usually at a price that is higher than the market price at the time the warrant is issued. If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Portfolio would lose any amount it paid for the warrant.

Performance

The bar chart below and the average annual total return table on the following page provide an indication of the risks of investing in the Portfolio by showing yearly changes in the performance of the Portfolio’s Class I shares over the last ten calendar years and by showing how the average annual total returns of the Portfolio’s Class I, Class A and Class C shares for various periods compare with two broad-based market indexes. The indexes, which are described in “Descriptions of Market Indexes” in the Portfolio’s Prospectus, have characteristics relevant to the Portfolio’s investment strategies. If the investment adviser had not agreed to waive or reimburse certain Portfolio expenses during a portion of this period, the Portfolio’s returns would have been less than those shown. Past performance (before and after taxes) is not an indication of how the Portfolio will perform in the future.

More recent performance information for the Portfolio can be obtained by visiting the Portfolio’s website, www.permanentportfoliofunds.com, or by calling the Portfolio’s Shareholder Services Office toll free at (800) 531-5142.

The bar chart below shows the returns for the Portfolio’s Class I shares. The returns for the Portfolio’s Class A and Class C shares would have been lower than the Class I shares’ returns shown in the bar chart because the expenses of those share classes are higher. The table on the following page shows the Portfolio’s average annual total returns for its Class I, Class A and Class C shares.

Permanent Portfolio Annual Total Returns Years Ended December 31

The year-to-date return through the calendar quarter ended March 31, 2018 was -1.43%.

Highest/lowest quarterly return during the period shown:

Highest Quarter	Lowest Quarter

3rd Quarter 2009 11.48%	2nd Quarter 2013 -8.14%

Average Annual Total Returns (for the periods ended December 31, 2017)

Permanent Portfolio	1 Year	5 Years	10 Years	Since Inception[1]
Class I

Return Before Taxes	11.43%	2.22%	4.73%	6.14%

Return After Taxes on Distributions	10.86%	.90%	3.93%	5.49%

Return After Taxes on Distributions and Sale of Portfolio Shares	6.91%	1.56%	3.67%	5.09%

Class A

Return Before Taxes	5.57%	—	—	4.82%

Class C

Return Before Taxes	9.32%	—	—	7.45%

FTSE 3-Month U.S. Treasury Bill Index (reflects no deduction for fees, expenses or taxes)	.84%	.24%	.34%	3.83%

Standard & Poor’s 500 Composite Stock Index (reflects no deduction for fees, expenses or taxes)	21.83%	15.79%	8.50%	11.54%

1 Inception date for Class I shares was December 1, 1982. Inception date for Class A and Class C shares was May 31, 2016. Date used to calculate performance since inception for the indices is the inception date of the Class I shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. “Return After Taxes on Distributions and Sale of Portfolio Shares” may be higher than the other return figures for the same period. A higher after-tax return can occur when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. After-tax returns are shown only for Class I shares. After-tax returns for Class A and Class C shares will vary. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In particular, after-tax returns are not relevant to investors who hold their shares through tax advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

Management

Investment Adviser

Pacific Heights Asset Management, LLC (“Pacific Heights”) serves as the Portfolio’s investment adviser.

Portfolio Manager

Pacific Heights’ manager and indirect sole member, Michael J. Cuggino (also its President and Chief Executive Officer), has been the Portfolio’s portfolio manager since May 1, 2003.

Purchase and Sale of Portfolio Shares

You may purchase, sell (redeem) or exchange shares of the Portfolio on any day the New York Stock Exchange is open, at the Portfolio’s net asset value per share next determined after your order is received in good order, subject to any applicable sales charge. Shares of the Portfolio are available directly from the Portfolio’s transfer agent and brokerage firms and other financial intermediaries who have entered into distribution or servicing agreements with the Portfolio’s distributor.

The following applies to purchases of shares of the Portfolio directly from the Portfolio’s transfer agent. Financial intermediaries may impose different minimum purchase or other requirements.

To establish an account (including retirement plan accounts)	$1,000

To establish an automatic investment plan account	$100

Subsequent investment in any account	$100

Once you have established a shareholder account, you may purchase or sell (redeem) shares of the Portfolio on any business day.

By U.S. Mail: Permanent Portfolio Family of Funds c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, Wisconsin 53201	By Overnight Delivery Service: Permanent Portfolio Family of Funds c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202

By Telephone: Call (800) 341-8900 (for subsequent investments only)	By Wire: Call (800) 341-8900 (for instructions)

Tax Information

Except for tax-advantaged retirement plans and accounts and other tax-exempt investors, you will be subject to tax to the extent the Portfolio makes distributions of ordinary income or net capital gains to you. Although those distributions generally are not taxable to a tax-exempt investor, withdrawals from certain retirement plans and accounts generally are subject to federal income tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Portfolio through a financial intermediary, such as a bank, brokerage firm, workplace retirement program or financial adviser, the Portfolio and/or Pacific Heights may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and its employees to recommend the Portfolio over another investment. Ask your financial intermediary or visit its website for more information.

Short-Term Treasury Portfolio	May 31, 2018

PORTFOLIO SUMMARY

Class I — PRTBX

Investment Objective

Short-Term Treasury Portfolio seeks to earn high current income, consistent with safety and liquidity of principal.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses you would pay if you buy and hold shares of the Portfolio.

Shareholder Fees (fees paid directly from your investment)	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None

Maximum Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or sale proceeds)	None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.19%

Distribution and/or Service (12b-1) Fees	—%

Other Operating Expenses	.03%

Total Annual Portfolio Operating Expenses	1.22%

Fee Waivers and Expense Limitation[1]	(.50%	)

Total Annual Portfolio Operating Expenses After Fee Waivers and Expense Limitation	.72%

1 Pursuant to an Advisory Fee Waiver and Expense Assumption Agreement effective through June 1, 2019, the Portfolio’s investment adviser has contractually agreed to waive a portion of its Management Fee payable by the Portfolio so that the Management Fee paid by the Portfolio does not exceed an annual rate of .6875% of the Portfolio’s average daily net assets. The Agreement may be terminated or amended only with the approval of the Trust’s Board of Trustees.

Expense Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same and that the fee waiver remains in place for the period indicated. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$74	$339	$625	$1,440

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the example above, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 24.81% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Portfolio invests at least 80% of its assets in direct debt obligations of the United States Treasury, including U.S. Treasury bills, notes and bonds, and other securities issued by the U.S. Treasury. The remainder of the Portfolio’s assets may be invested in U.S. government agency securities, which include debt obligations issued and/or guaranteed as to principal and interest by the U.S. government or its agencies, sponsored enterprises or instrumentalities.

The Portfolio expects to maintain a dollar-weighted average portfolio maturity and duration of zero to three years. Dollar-weighted average portfolio maturity is a dollar-weighted average of the remaining term to maturity of a portfolio of debt securities, while duration is a measure of price sensitivity of a debt security or portfolio of debt securities to relative changes in interest rates. The Portfolio is not a money market fund and does not seek to maintain a stable price per share. The Portfolio’s yield will fluctuate as the securities in which it invests mature and the proceeds are reinvested in securities with different interest rates.

Unlike many fixed income funds that pay out dividends monthly or quarterly, the Portfolio follows a dividend policy that permits (but does not assure that) its net asset value per share to rise by distributing its net investment income and net capital gains, if any, only once a year, thus enabling the Portfolio to retain a greater portion of its assets on which interest may continue to be earned.

Principal Investment Risks

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. The principal risks of investing in the Portfolio include:

•	Market risk — the value of the Portfolio’s assets will fluctuate as the U.S. government securities market fluctuates. These fluctuations may cause the price of a security to decline for short- or long-term periods and cause the security to be worth less than it was worth when purchased by the Portfolio, or less than it was worth at an earlier time.

•	Interest rate risk — changes in interest rates will affect the value of the Portfolio’s investments. Generally, prices of debt securities tend to fall when prevailing interest rates rise and rise when prevailing interest rates fall. U.S. interest rates have recently increased and may continue to increase, exposing the Portfolio to a heightened level of interest rate risk which may result in losses to the Portfolio. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the Portfolio’s sensitivity to interest rate risk will increase with any increase in the Portfolio’s overall duration. During periods of very low interest rates, income from the Portfolio’s investments may not be able to offset its expenses.

•	Credit risk — an issuer or guarantor of debt securities may be unable or unwilling to pay principal and interest when due, or otherwise honor its obligations.

•	U.S. government and agency securities risk — the Portfolio invests primarily in securities issued by the U.S. Treasury and may also invest in U.S. government agency securities (such as securities issued by Government National Mortgage Association (“Ginnie Mae”), Federal National Mortgage Association (“Fannie Mae”) or Federal Home Loan Mortgage Corporation (“Freddie Mac”)). U.S. government and agency securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by the U.S. Treasury or Ginnie Mae, that are backed by the full-faith-and- credit of the United States, are guaranteed only as to the timely payment of interest and principal when held to maturity, but the market prices for such securities are not guaranteed and will fluctuate. Notwithstanding that these securities are backed by the full-faith-and-credit of the United States, circumstances could arise that could prevent the payment of interest or principal. This would result in losses to the Portfolio. Securities issued or guaranteed by U.S. government agencies, such as Fannie Mae and Freddie Mac, are not backed by the full-faith-and-credit of the United States and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government agency securities that are not backed by the full-faith-and-credit of the United States are subject to greater credit risk.

•	Income risk — the Portfolio’s income generally declines during periods of falling interest rates because the Portfolio must reinvest the proceeds it receives from existing investments (upon their maturity, prepayment, amortization, call or buy-back) at a lower rate of interest or return.

•	Prepayment and extension risk — a security held by the Portfolio may be paid off by the issuer more quickly than originally anticipated, thereby shortening duration, and the Portfolio may then have to reinvest the proceeds in an investment offering a lower yield, and may not benefit from any increase in value that might otherwise result from declining interest rates and may lose any premium it paid to acquire the security. Higher interest rates generally result in slower payoffs, which effectively increase duration, heighten interest rate risk, and increase the magnitude of resulting price declines.

•	Inflation risk — the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions.

•	Security selection risk — securities selected for the Portfolio may perform differently than expected.

Performance

The bar chart and the average annual total return table on the following page provide an indication of the risks of investing in the Portfolio by showing yearly changes in its performance over the last ten calendar years and by showing how its average annual total returns for various periods compare with a broad-based market index, which is described in “Descriptions of Market Indexes” in the Portfolio’s Prospectus. If the investment adviser had not agreed to waive or reimburse certain Portfolio expenses during this period, the Portfolio’s returns would have been less than those shown. Past performance (before and after taxes) is not an indication of how the Portfolio will perform in the future.

More recent performance information for the Portfolio can be obtained by visiting the Portfolio’s website, www.permanentportfoliofunds.com, or by calling the Portfolio’s Shareholder Services Office toll free at (800) 531-5142.

Short-Term Treasury Portfolio Annual Total Returns Years Ended December 31

The year-to-date return through the calendar quarter ended March 31, 2018 was .15%.

Highest/lowest quarterly return during the period shown:

Highest Quarter	Lowest Quarter

1st Quarter 2008 .70%	4th Quarter 2015 -.17%

Average Annual Total Returns (for the periods ended December 31, 2017)

Short-Term Treasury Portfolio	1 Year	5 Years	10 Years	Since Inception[1]
Class I

Return Before Taxes	.12%	-.40%	-.29%	2.40%

Return After Taxes on Distributions	.12%	-.40%	-.40%	1.83%

Return After Taxes on Distributions and Sale of Portfolio Shares	.07%	-.31%	-.25%	1.71%

FTSE 3-Month U.S. Treasury Bill Index (reflects no deduction for fees, expenses or taxes)	.84%	.24%	.34%	3.22%

1 Inception date for Class I shares was May 26, 1987. Date used to calculate performance since inception for the index is the inception date of the Class I shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. “Return After Taxes on Distributions and Sale of Portfolio Shares” may be higher than the other return figures for the same period. A higher after-tax return can occur when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In particular, after-tax returns are not relevant to investors who hold their shares through tax advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

Management

Investment Adviser

Pacific Heights Asset Management, LLC (“Pacific Heights”) serves as the Portfolio’s investment adviser.

Portfolio Manager

Pacific Heights’ manager and indirect sole member, Michael J. Cuggino (also its President and Chief Executive Officer), has been the Portfolio’s portfolio manager since May 1, 2003.

Purchase and Sale of Portfolio Shares

You may purchase, sell (redeem) or exchange shares of the Portfolio on any day the New York Stock Exchange is open, at the Portfolio’s net asset value per share next determined after your order is received in good order, subject to any applicable sales charge. Shares of the Portfolio are available directly from the Portfolio’s transfer agent and brokerage firms and other financial intermediaries who have entered into distribution or servicing agreements with the Portfolio’s distributor.

The following applies to purchases of shares of the Portfolio directly from the Portfolio’s transfer agent. Financial intermediaries may impose different minimum purchase or other requirements.

To establish an account (including retirement plan accounts)	$1,000

To establish an automatic investment plan account	$100

Subsequent investment in any account	$100

Once you have established a shareholder account, you may purchase or sell (redeem) shares of the Portfolio on any business day.

By U.S. Mail: Permanent Portfolio Family of Funds c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, Wisconsin 53201	By Overnight Delivery Service: Permanent Portfolio Family of Funds c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202

By Telephone: Call (800) 341-8900 (for subsequent investments only)	By Wire: Call (800) 341-8900 (for instructions)

Tax Information

Except for tax-advantaged retirement plans and accounts and other tax-exempt investors, you will be subject to tax to the extent the Portfolio makes distributions of ordinary income or net capital gains to you. Although those distributions generally are not taxable to a tax-exempt investor, withdrawals from certain retirement plans and accounts generally are subject to federal income tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Portfolio through a financial intermediary, such as a bank, brokerage firm, workplace retirement program or financial adviser, Pacific Heights may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and its employees to recommend the Portfolio over another investment. Ask your financial intermediary or visit its website for more information.

Versatile Bond Portfolio	May 31, 2018

PORTFOLIO SUMMARY

Class A — PRVDX | Class C — PRVHX | Class I — PRVBX

Investment Objective

Versatile Bond Portfolio seeks to earn high current income.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses you would pay if you buy and hold shares of the Portfolio. You may qualify for initial sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $100,000 in the Portfolios of Permanent Portfolio Family of Funds. More information about these and other discounts is available from your financial intermediary and in “Your Investment — How Sales Charges are Calculated and — Sales Charge Reductions and Waivers” in the Portfolio’s Prospectus and “Additional Purchase, Sale (Redemption) and Account Information — Initial Sales Charges on Class A Shares” in the Portfolio’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A		Class C		Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.00%		None		None

Maximum Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or sales proceeds)	1.00%	[1]	1.00%	[1]	None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.19%		1.19%		1.19%

Distribution and/or Service (12b-1) Fees	.25%		1.00%		—%

Other Operating Expenses	.03%		.03%		.03%

Total Annual Portfolio Operating Expenses	1.47%		2.22%		1.22%

Fee Waivers and Expense Limitation[2]	(.38%	)	(.38%	)	(.38%	)

Total Annual Portfolio Operating Expenses After Fee Waivers and Expense Limitation	1.09%		1.84%		.84%

1 For Class A shares, a contingent deferred sales charge (“CDSC”) of 1.00% applies on certain redemptions made within one year following purchases of $1 million or more made without an initial sales charge. For Class C shares, the CDSC is eliminated one year after purchase.

2 Pursuant to an Advisory Fee Waiver and Expense Assumption Agreement effective through June 1, 2019, the Portfolio’s investment adviser has contractually agreed to waive a portion of its Management Fee payable by the Portfolio so that the Management Fee paid by the Portfolio does not exceed an annual rate of .8125% of the Portfolio’s average daily net assets. The Agreement may be terminated or amended only with the approval of the Trust’s Board of Trustees.

Expense Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same and that the fee waiver remains in place for the period indicated. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year		3 Years		5 Years		10 Years
Class A		$507		$813		$1,141		$2,065

Class C
• Assuming complete redemption at end of period • Assuming no redemption	$ $	292 189	$ $	665 665	$ $	1,167 1,167	$ $	2,546 2,546

Class I		$86		$351		$636		$1,450

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the example above, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 29.87% of the average value of its portfolio.

Principal Investment Strategies

In pursuit of its investment objective, under normal market conditions, the Portfolio invests at least 80% of its assets in bonds, which may include debt securities of all types and of any maturity. For purposes of this Portfolio, “bonds” may include:

•	obligations of U.S. and non-U.S. issuers, including corporate bonds, convertible bonds and commercial paper;

•	securities issued or guaranteed by the U.S. government, its agencies or government-sponsored enterprises;

•	obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises;

•	obligations of supranational entities;

•	bank obligations, including certificates of deposit, fixed time deposits, bank notes and bankers’ acceptances; and

•	repurchase agreements.

The Portfolio may invest in bonds with a range of maturities from short- to long-term and does not attempt to maintain any pre-set average portfolio maturity or duration. The Portfolio’s duration will vary, depending on the investment adviser’s forecast of interest rates and its assessment of market risks generally. Duration is a measure of a security’s price sensitivity to changes in prevailing interest rates. Generally, the longer a security’s duration, the more sensitive it will be to changes in interest rates. The Portfolio’s investments may have fixed or variable principal payments and any type of interest rate payment and reset terms (including fixed, floating, variable and inverse floating rates, zero coupon, contingent, deferred, stripped and payment in-kind).

The Portfolio may invest in bonds issued by non-U.S. issuers, including obligations that are tied economically to emerging (less developed) market countries. Such bonds may be denominated in U.S. dollars as well as foreign currencies, and, while the Portfolio may enter into forward currency contracts and currency futures contracts to hedge foreign currency risks, it is not obligated to do so. Generally, the Portfolio does not hedge against foreign currency risks.

The Portfolio may invest in both “investment grade” and “below investment grade” bonds (commonly known as “high yield” or “junk” bonds). Investment grade bonds are debt securities that are rated in the top four rating categories by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“Standard & Poor’s”), rated similarly by another independent rating agency such as Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”), or if unrated, determined by the Portfolio’s investment adviser to be of comparable quality. The Portfolio may invest up to 50% of its net assets in bonds that are rated below investment grade (i.e., bonds rated below BBB-/Baa3/BBB- by Standard & Poor’s, Moody’s or Fitch, respectively, or if unrated, determined by the Portfolio’s investment adviser to be of comparable quality) at the time of investment. Such bonds and unrated securities of similar credit quality may provide higher returns than investment grade bonds, but are subject to greater levels of credit, liquidity and interest rate risks.

The investment adviser will manage the Portfolio’s assets based upon its assessment of market, economic and other conditions. The investment adviser will consider various factors, including the financial condition, credit quality and credit risk of the issuer, the relative yield of the security and other security specific-features, current and potential future valuation and liquidity risks, economic and political risks of the country of the issuer, currency exchange rates, the security’s impact on the overall risk return characteristics of the Portfolio and other factors. The Portfolio’s risk profile may vary significantly over time.

Unlike many fixed income funds that pay out dividends monthly or quarterly, the Portfolio follows a dividend policy that permits (but does not assure that) its net asset value per share to rise by distributing its net investment income and net capital gains, if any, only once a year, thus enabling the Portfolio to retain a greater portion of its assets on which interest may continue to be earned.

Principal Investment Risks

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. The principal risks of investing in the Portfolio include:

•	Market risk — the value of the Portfolio’s assets will fluctuate as the bond market fluctuates. These fluctuations may cause the price of a security to decline for short- or long-term periods and cause the security to be worth less than it was worth when purchased by the Portfolio, or less than it was worth at an earlier time. Debt securities may decline in value due to factors affecting individual issuers, securities markets generally or particular industries or sectors within the securities markets.

•

Interest rate risk — changes in interest rates will affect the value of the Portfolio’s investments. Generally, prices of debt securities tend to fall when prevailing interest rates rise and rise when prevailing interest rates fall. U.S. interest rates have recently increased and may continue to increase, exposing the Portfolio to a heightened level of interest rate risk which may result in losses to the Portfolio. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the Portfolio’s sensitivity to interest rate risk will increase with any increase in the Portfolio’s overall duration.

•	Credit risk — an issuer or guarantor of debt securities, or the counterparty to an investment contract or repurchase agreement, may be unable or unwilling to pay principal and interest when due, or otherwise honor its obligations.

•	Income risk — the Portfolio’s income generally declines during periods of falling interest rates because the Portfolio must reinvest the proceeds it receives from existing investments (upon their maturity, prepayment, amortization, call or buy-back) at a lower rate of interest or return.

•	Prepayment and extension risk — a security held by the Portfolio may be paid off by the issuer more quickly than originally anticipated, thereby shortening duration, and the Portfolio may then have to reinvest the proceeds in an investment offering a lower yield, and may not benefit from any increase in value that might otherwise result from declining interest rates and may lose any premium it paid to acquire the security. Higher interest rates generally result in slower payoffs, which effectively increase duration, heighten interest rate risk, and increase the magnitude of resulting price declines.

•	Below investment grade bond risk — below investment grade bonds (also referred to as “high yield” or “junk” bonds) involve greater risk of loss because they are subject to greater levels of credit and liquidity risks. Below investment grade bonds are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments. The prices of below investment grade bonds fluctuate more than higher rated bonds. Below investment grade bonds are generally less liquid, especially during periods of economic uncertainty or change, than higher-rated bonds. At times, it may be difficult to sell these securities promptly at an acceptable price, which may limit the Portfolio’s ability to sell securities in response to specific economic events or to meet redemption requests. The Portfolio may also from time to time hold defaulted securities or securities of issuers involved in bankruptcy or insolvency proceedings. As a result of such proceedings, the Portfolio may hold equity securities received in these proceedings.

•	Risks of investing in foreign and emerging markets — investments in foreign securities involve risks that are in addition to the risks associated with investing in U.S. securities. The risks of investing in securities of foreign issuers can include, among others: unfavorable differences in liquidity and volatility; less developed or less efficient trading markets; less stringent accounting and financial reporting standards or inability to obtain reliable financial information regarding a company’s financial condition; social, political or economic instability; foreign currency exchange controls and foreign taxation issues; the risk of expropriation of assets or nationalization of a company or industry by foreign governments; currency risk (i.e., the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment); and settlement, custodial or other operational risks. As a result, foreign securities can fluctuate more widely in price, and may also be less liquid and more difficult to value than securities of U.S. issuers. In addition, foreign markets can perform differently than the U.S. market. Investing in emerging (less developed) markets may involve higher levels of each of these risks.

•

U.S. government and agency securities risk — U.S. government and agency securities (such as securities issued by Government National Mortgage Association (“Ginnie Mae”), Federal National Mortgage Association (“Fannie Mae”) or Federal Home Loan Mortgage Corporation (“Freddie Mac”)) are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by the U.S. Treasury or Ginnie Mae, that are backed by the full-faith-and- credit of the United States, are guaranteed only as to the timely payment of interest and principal when held to maturity, but the market prices for such securities are not guaranteed and will fluctuate. Notwithstanding that these securities are backed by the full-faith-and-credit of the United States, circumstances could arise that could prevent the payment of interest or principal. This would result in losses to the Portfolio. Securities issued or guaranteed by U.S. government agencies, such as Fannie Mae and Freddie Mac, are not backed by the full-faith-and-credit of the United States and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government agency securities that are not backed by the full-faith-and-credit of the United States are subject to greater credit risk.

•	Risks of investing in foreign government and supranational organization obligations — no established secondary markets may exist for many foreign government and supranational organization obligations. The Portfolio may have limited legal recourse in the event of a default with respect to foreign government and supranational organization obligations it holds.

•	Currency risk — foreign debt securities may be issued and traded in foreign currencies. Revenue from such securities also will be denominated in foreign currencies. The market values in U.S. dollars of foreign debt securities and income from debt securities denominated in foreign currencies may be adversely affected by reductions in the value of those currencies relative to the U.S. dollar.

•	Bank obligations risk — investments in bank obligations may expose the Portfolio to adverse developments in or related to the banking industry. Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the real estate markets. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks.

•	Repurchase agreement risk — the obligations of a counterparty to a repurchase agreement are not guaranteed. There are risks that a counterparty may default at a time when the collateral has declined in value, or a counterparty may become insolvent, which may affect the Portfolio’s right to control the collateral. If the seller in a repurchase agreement transaction defaults on its obligations to repurchase a security, the Portfolio may suffer delays, incur costs and lose money in exercising its rights.

•	Liquidity risk — certain of the Portfolio’s investments may be or become illiquid. An illiquid investment may be difficult to value and the Portfolio may be unable to sell illiquid investments at the time or price it desires and could lose its entire investment in such investments. The Portfolio also may be required to dispose of other investments at unfavorable times or prices to satisfy its obligations, which may result in a loss or may be costly to the Portfolio.

•	Redemption risk — market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. The Portfolio may experience periods of heavy redemptions that could cause it to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Portfolio’s performance.

•	Hedging risk — forward currency contracts and currency futures contracts may be used to hedge foreign currency risk. Hedging tends to limit any potential gain that may be realized if the value of the Portfolio’s assets increases because of currency fluctuations. In addition, hedging may increase the Portfolio’s expenses. There is a risk that these contracts intended as a hedge may not perform as intended, in which case the Portfolio may not be able to minimize the effects of foreign currency fluctuations and may suffer a loss. Use of these contracts also could result in a loss if the counterparty to the transaction does not perform as promised, including because of the counterparty’s bankruptcy or insolvency.

•	Inflation risk — the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater if the Portfolio invests a significant portion of its assets in bonds with longer maturities.

•	Security selection risk — securities selected for the Portfolio may perform differently than expected.

Performance

The bar chart below and the average annual total return table on the following page provide an indication of the risks of investing in the Portfolio by showing yearly changes in the performance of the Portfolio’s Class I shares over the last ten calendar years and by showing how the average annual total returns of the Portfolio’s Class I, Class A and Class C shares for various periods compare with three broad-based market indexes. The indexes are described in “Descriptions of Market Indexes” in the Portfolio’s Prospectus. If the investment adviser had not agreed to waive or reimburse certain Portfolio expenses during this period, the Portfolio’s returns would have been less than those shown. Past performance (before and after taxes) is not an indication of how the Portfolio will perform in the future.

More recent performance information for the Portfolio can be obtained by visiting the Portfolio’s website, www.permanentportfoliofunds.com, or by calling the Portfolio’s Shareholder Services Office toll free at (800) 531-5142.

The bar chart below shows the returns for the Portfolio’s Class I shares. The returns for the Portfolio’s Class A and Class C shares would have been lower than the Class I shares’ returns shown in the bar chart because the expenses of those share classes are higher. The table on the following page shows the Portfolio’s average annual total returns for its Class I, Class A and Class C shares.

Versatile Bond Portfolio Annual Total Returns Years Ended December 31

The year-to-date return through the calendar quarter ended March 31, 2018 was -.03%.

Highest/lowest quarterly return during the period shown:

Highest Quarter	Lowest Quarter

2nd Quarter 2016 7.27%	4th Quarter 2015 -3.57%

Average Annual Total Returns (for the periods ended December 31, 2017)

Versatile Bond Portfolio	1 Year	5 Years	10 Years	Since Inception[1]
Class I

Return Before Taxes	.71%	3.16%	2.64%	3.44%

Return After Taxes on Distributions	-.49%	1.49%	1.47%	2.33%

Return After Taxes on Distributions and Sale of Portfolio Shares	.59%	1.72%	1.56%	2.27%
Class A

Return Before Taxes	-3.55%	—	—	1.78%
Class C

Return Before Taxes	-1.25%	—	—	3.66%

Bloomberg Barclays Global Aggregate (Excluding Securitized) Bond Index[2] (reflects no deduction for fees, expenses or taxes)	7.95%	.62%	3.01%	5.48%

FTSE BIG Credit AAA/AA 1-3 Year Corporate Bond Index[3] (reflects no deduction for fees, expenses or taxes)	1.17%	.96%	2.01%	4.42%

FTSE BIG Credit A 1-3 Year Corporate Bond Index[3] (reflects no deduction for fees, expenses or taxes)	1.57%	1.37%	2.67%	4.73%

1 Inception date for Class I shares was September 27,1991. Inception date for Class A and Class C shares was May 31, 2016. Date used to calculate performance since inception for the indices is the inception date of the Class I shares.

2 The Portfolio changed its investment strategies on May 30, 2012. The Bloomberg Barclays Global Aggregate (Excluding Securitized) Bond Index has characteristics relevant to the Portfolio’s current investment strategies as described in this Prospectus.

3 Performance for periods prior to May 30, 2012 reflects the Portfolio’s results under its prior investment strategies. Such performance should not be considered predictive or representative of results the Portfolio may experience under its current investment strategies. The FTSE BIG Credit AAA/AA 1-3 Year Corporate Bond Index and the FTSE BIG Credit A 1-3 Year Corporate Bond Index have characteristics relevant to the Portfolio’s investment strategies in effect prior to May 30, 2012.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. “Return After Taxes on Distributions and Sale of Portfolio Shares” may be higher than the other return figures for the same period. A higher after-tax return can occur when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. After-tax returns are shown only for Class I shares. After-tax returns for Class A and Class C shares will vary. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In particular, after-tax returns are not relevant to investors who hold their shares through tax advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

Management

Investment Adviser

Pacific Heights Asset Management, LLC (“Pacific Heights”) serves as the Portfolio’s investment adviser.

Portfolio Manager

Pacific Heights’ manager and indirect sole member, Michael J. Cuggino (also its President and Chief Executive Officer), has been the Portfolio’s portfolio manager since May 1, 2003.

Purchase and Sale of Portfolio Shares

You may purchase, sell (redeem) or exchange shares of the Portfolio on any day the New York Stock Exchange is open, at the Portfolio’s net asset value per share next determined after your order is received in good order, subject to any applicable sales charge. Shares of the Portfolio are available directly from the Portfolio’s transfer agent and brokerage firms and other financial intermediaries who have entered into distribution or servicing agreements with the Portfolio’s distributor.

The following applies to purchases of shares of the Portfolio directly from the Portfolio’s transfer agent. Financial intermediaries may impose different minimum purchase or other requirements.

To establish an account (including retirement plan accounts)	$1,000

To establish an automatic investment plan account	$100

Subsequent investment in any account	$100

Once you have established a shareholder account, you may purchase or sell (redeem) shares of the Portfolio on any business day.

By U.S. Mail: Permanent Portfolio Family of Funds c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, Wisconsin 53201	By Overnight Delivery Service: Permanent Portfolio Family of Funds c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202

By Telephone: Call (800) 341-8900 (for subsequent investments only)	By Wire: Call (800) 341-8900 (for instructions)

Tax Information

Except for tax-advantaged retirement plans and accounts and other tax-exempt investors, you will be subject to tax to the extent the Portfolio makes distributions of ordinary income or net capital gains to you. Although those distributions generally are not taxable to a tax-exempt investor, withdrawals from certain retirement plans and accounts generally are subject to federal income tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Portfolio through a financial intermediary, such as a bank, brokerage firm, workplace retirement program or financial adviser, the Portfolio and/or Pacific Heights may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and its employees to recommend the Portfolio over another investment. Ask your financial intermediary or visit its website for more information.

Aggressive Growth Portfolio	May 31, 2018

PORTFOLIO SUMMARY

Class A — PAGDX | Class C — PAGHX | Class I — PAGRX

Investment Objective

Aggressive Growth Portfolio seeks to achieve high (greater than for the stock market as a whole), long- term appreciation in the value of its shares.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses you would pay if you buy and hold shares of the Portfolio. You may qualify for initial sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $25,000 in the Portfolios of Permanent Portfolio Family of Funds. More information about these and other discounts is available from your financial intermediary and in “Your Investment — How Sales Charges are Calculated and — Sales Charge Reductions and Waivers” in the Portfolio’s Prospectus and “Additional Purchase, Sale (Redemption) and Account Information — Initial Sales Charges on Class A Shares” in the Portfolio’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A		Class C		Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.00%		None		None

Maximum Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or sales proceeds)	1.00%	[1]	1.00%	[1]	None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.19%		1.19%		1.19%

Distribution and/or Service (12b-1) Fees	.25%		1.00%		—%

Other Operating Expenses	.02%		.02%		.02%

Total Annual Portfolio Operating Expenses	1.46%		2.21%		1.21%

1 For Class A shares, a contingent deferred sales charge (“CDSC”) of 1.00% applies on certain redemptions made within one year following purchases of $1 million or more made without an initial sales charge. For Class C shares, the CDSC is eliminated one year after purchase.

Expense Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year		3 Years		5 Years		10 Years
Class A		$642		$941		$1,262		$2,168

Class C
• Assuming complete redemption at end of period • Assuming no redemption	$ $	330 227	$ $	699 699	$ $	1,197 1,197	$ $	2,566 2,566

Class I		$124		$387		$670		$1,475

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the example above, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 3.65% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Portfolio invests in stocks and stock warrants of U.S. and foreign companies that are expected to have a higher profit potential than the stock market as a whole and whose shares are valued primarily for potential growth in revenues, earnings, dividends or asset values rather than for current income. Such companies may include those involved in technology, medicine, capital goods, natural resources, energy, construction, transportation, finance, entertainment or service, those developing or exploiting new industries, products, services or markets, or those whose shares are otherwise undervalued. The price volatility of such investments is expected to be greater than the price volatility of the U.S. stock market as a whole. The Portfolio may invest in shares of companies of any market capitalization, including small-, mid- and large-capitalization companies, and expects to hold stocks of issuers from at least twelve different industry groups.

The Portfolio expects to remain fully invested in stock market investments at all times, apart from incidental amounts of cash, cash equivalents or other high quality, short-term investments. Accordingly, the success of the Portfolio’s investment policy does not depend on short-term, market-timing decisions by the Portfolio’s investment adviser.

Principal Investment Risks

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. The principal risks of investing in the Portfolio include:

•	Aggressive growth stocks risk — aggressive growth stock investments are subject to greater market risk of price declines, especially during periods where the prices of U.S. or foreign stock market investments in general are declining.

•	Market risk — prices of the securities held by the Portfolio will fluctuate, sometimes rapidly and unexpectedly. These fluctuations may cause the price of a security to decline for short- or long-term periods and cause the security to be worth less than it was worth when purchased by the Portfolio, or less than it was worth at an earlier time. Securities may decline in value due to factors affecting individual issuers, securities markets generally or particular industries or sectors within the securities markets.

•	Capitalization risk — to the extent the Portfolio emphasizes stocks of small-, mid- or large-companies, it takes on the associated risks. Investments in the stocks of small- and mid-capitalization companies may be more volatile and less liquid than the stocks of larger companies. Small- and mid-capitalization stocks may also underperform other types of stocks or be difficult to sell when the economy is not robust or during market or sector downturns. Compared to small- and mid-capitalization companies, large-capitalization companies may be less responsive to market changes and opportunities.

•	Investment style risk — growth stocks may not perform as well as value stocks or the stock market in general. The Portfolio’s focus on growth stocks increases the potential volatility of its share price.

•	Risks of investing in foreign and emerging markets — investments in foreign securities involve risks that are in addition to the risks associated with investing in U.S. securities. The risks of investing in securities of foreign issuers can include, among others: unfavorable differences in liquidity and volatility; less developed or less efficient trading markets; less stringent accounting and financial reporting standards or inability to obtain reliable financial information regarding a company’s financial condition; social, political or economic instability; foreign currency exchange controls and foreign taxation issues; the risk of expropriation of assets or nationalization of a company or industry by foreign governments; currency risk (i.e., the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment); and settlement, custodial or other operational risks. As a result, foreign securities can fluctuate more widely in price, and may also be less liquid and more difficult to value than securities of U.S. issuers. In addition, foreign markets can perform differently than the U.S. market. Investing in emerging (less developed) markets may involve higher levels of each of these risks.

•	Security selection risk — securities selected for the Portfolio may perform differently than expected.

•	Warrant risk — warrants are securities issued by a company which give the holder the right, but not the obligation, to purchase stock, usually at a price that is higher than the market price at the time the warrant is issued. If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Portfolio would lose any amount it paid for the warrant.

Performance

The bar chart and the average annual total return table on the following pages provide an indication of the risks of investing in the Portfolio by showing yearly changes in the performance of the Portfolio’s Class I shares over the last ten calendar years and by showing how the average annual total returns of the Portfolio’s Class I, Class A and Class C shares for various periods compare with two broad-based market indexes. The indexes, which are described in “Descriptions of Market Indexes” in the Portfolio’s Prospectus, have characteristics relevant to the Portfolio’s investment strategies. Past performance (before and after taxes) is not an indication of how the Portfolio will perform in the future.

More recent performance information for the Portfolio can be obtained by visiting the Portfolio’s website, www.permanentportfoliofunds.com, or by calling the Portfolio’s Shareholder Services Office toll free at (800) 531-5142.

The bar chart below shows the returns for the Portfolio’s Class I shares. The returns for the Portfolio’s Class A and Class C shares would have been lower than Class I shares’ returns shown in the bar chart because the expenses of those share classes are higher. The table on the following page shows the Portfolio’s average annual total returns for its Class I, Class A and Class C shares.

Aggressive Growth Portfolio Annual Total Returns Years Ended December 31

The year-to-date return through the calendar quarter ended March 31, 2018 was .81%.

Highest/lowest quarterly return during the period shown:

Highest Quarter	Lowest Quarter

2nd Quarter 2009 17.70%	4th Quarter 2008 -26.95%

Average Annual Total Returns (for the periods ended December 31, 2017)

Aggressive Growth Portfolio	1 Year	5 Years	10 Years	Since Inception[1]
Class I

Return Before Taxes	21.21%	13.12%	6.84%	10.29%

Return After Taxes on Distributions	18.82%	11.32%	5.37%	9.24%

Return After Taxes on Distributions

and Sale of Portfolio Shares	13.85%	10.30%	5.23%	8.95%
Class A

Return Before Taxes	14.83%	—	—	15.07%
Class C

Return Before Taxes	18.99%	—	—	17.98%

Dow Jones Industrial Average (reflects no deduction for fees, expenses or taxes)	28.11%	16.37%	9.28%	10.76%

Standard & Poor’s 500 Composite Stock Index (reflects no deduction for fees, expenses or taxes)	21.83%	15.79%	8.50%	9.74%

1 Inception date for Class I shares was January 2, 1990. Inception date for Class A and Class C shares was May 31, 2016. Date used to calculate performance since inception for the indices is the inception date of the Class I shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. “Return After Taxes on Distributions and Sale of Portfolio Shares” may be higher than the other return figures for the same period. A higher after-tax return can occur when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. After-tax returns are shown only for Class I shares. After-tax returns for Class A and Class C shares will vary. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In particular, after-tax returns are not relevant to investors who hold their shares through tax advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

Management

Investment Adviser

Pacific Heights Asset Management, LLC (“Pacific Heights”) serves as the Portfolio’s investment adviser.

Portfolio Manager

Pacific Heights’ manager and indirect sole member, Michael J. Cuggino (also its President and Chief Executive Officer), has been the Portfolio’s portfolio manager since May 1, 2003.

Purchase and Sale of Portfolio Shares

You may purchase, sell (redeem) or exchange shares of the Portfolio on any day the New York Stock Exchange is open, at the Portfolio’s net asset value per share next determined after your order is received in good order, subject to any applicable sales charge. Shares of the Portfolio are available directly from the Portfolio’s transfer agent and brokerage firms and other financial intermediaries who have entered into distribution or servicing agreements with the Portfolio’s distributor.

The following applies to purchases of shares of the Portfolio directly from the Portfolio’s transfer agent. Financial intermediaries may impose different minimum purchase or other requirements.

To establish an account (including retirement plan accounts)	$1,000

To establish an automatic investment plan account	$100

Subsequent investment in any account	$100

Once you have established a shareholder account, you may purchase or sell (redeem) shares of the Portfolio on any business day.

By U.S. Mail: Permanent Portfolio Family of Funds c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, Wisconsin 53201	By Overnight Delivery Service: Permanent Portfolio Family of Funds c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202

By Telephone: Call (800) 341-8900 (for subsequent investments only)	By Wire: Call (800) 341-8900 (for instructions)

Tax Information

Except for tax-advantaged retirement plans and accounts and other tax-exempt investors, you will be subject to tax to the extent the Portfolio makes distributions of ordinary income or net capital gains to you. Although those distributions generally are not taxable to a tax-exempt investor, withdrawals from certain retirement plans and accounts generally are subject to federal income tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Portfolio through a financial intermediary, such as a bank, brokerage firm, workplace retirement program or financial adviser, the Portfolio and/or Pacific Heights may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and its employees to recommend the Portfolio over another investment. Ask your financial intermediary or visit its website for more information.

MORE INFORMATION ABOUT THE PORTFOLIOS

Additional Information about Investment Objectives and Investment Strategies

To further its shareholders’ individual investment programs, Permanent Portfolio Family of Funds (“Trust”) includes four separate Portfolios, each with its own distinct investment objective and strategies. A shareholder may select a Portfolio or Portfolios in accordance with his or her own financial objectives, and may exchange all or a portion of his or her investment(s) in one Portfolio for another whenever he or she wishes. This section of the Prospectus provides an additional description of each Portfolio’s principal investment strategies and risks. Of course, there can be no assurance that any Portfolio will achieve its investment objective.

The investment objective of Permanent Portfolio and its policy of investing a fixed Target Percentage of its net assets in the investment categories listed in the table under “Portfolio Summary-Principal Investment Strategies” are “fundamental” within the meaning of the Investment Company Act of 1940, as amended (“1940 Act”). Permanent Portfolio’s fundamental investment objective and Target Percentage policy may not be changed without the approval of the lesser of: (1) 67% of the shares of the Portfolio represented at a meeting at which more than 50% of the outstanding Portfolio shares are represented; or (2) a majority of the outstanding shares of the Portfolio.

Short-Term Treasury Portfolio’s, Versatile Bond Portfolio’s and Aggressive Growth Portfolio’s respective investment objectives and strategies, as described in each Portfolio’s respective “Portfolio Summary” are not fundamental and may, therefore, be changed by the Trust’s Board of Trustees without shareholder approval. However, Short-Term Treasury Portfolio will not change its investment policy of investing at least 80% of its assets in debt obligations of the United States Treasury, and Versatile Bond Portfolio will not change its investment policy of investing at least 80% of its assets in bonds, which may include debt securities of all types and of any maturity, without at least sixty days’ prior written notice to its shareholders.

Additional Investment Practices

Cash Management

For the purpose of holding cash balances pending investment or payout, a Portfolio may hold cash, cash equivalents or other high quality, short-term investments such as U.S. government and agency securities, commercial paper, short-term bank obligations, money market funds and certain other money market instruments, as well as repurchase agreements collateralized by U.S. government and agency securities.

Temporary Defensive Position

When the investment adviser believes market or economic conditions are unfavorable, Short-Term Treasury Portfolio, Versatile Bond Portfolio and Aggressive Growth Portfolio may invest up to 100% of its assets in a temporary, defensive manner by holding cash, cash equivalents or other high quality, short-term investments. In these circumstances, it may be more difficult for the Portfolio to achieve its investment objective. The investment adviser also may invest in these types of securities or hold cash to segregate assets on the Portfolio’s books in connection with forward currency or currency futures positions.

Additional Investment Practices

This Prospectus does not describe all of the investment practices of the Portfolio and additional information about the Portfolio’s investments and risks can be found in the Trust’s Statement of Additional Information (“SAI”) (see the back cover of this Prospectus). The SAI also contains information about the ratings of debt securities assigned by Standard & Poor’s, Moody’s and Fitch.

Descriptions of Certain Security Types

This section provides additional information about some of the types of securities and investment techniques that are identified in the “Portfolio Summaries” section of this Prospectus. Many of these securities and investment techniques are discretionary, which means that the Trust’s investment adviser can decide whether to use them or not.

•	ADRs — American Depositary Receipts evidence ownership of, and represent the right to receive, securities of foreign issuers deposited in a domestic bank or trust company or a foreign correspondent bank. Most ADRs are denominated in U.S. dollars and are publicly traded on exchanges or over-the-counter in the United States. ADRs are subject to the risks of investments in foreign securities and currency risk, if, as is often the case, the underlying securities are denominated in a foreign currency.

•	Bank obligations — obligations of U.S. banks and savings and loan associations and dollar-denominated obligations of U.S. subsidiaries and branches of foreign banks, such as certificates of deposit, fixed time deposits, bank notes and bankers’ acceptances.

•	Commercial paper — short-term debt securities often issued by corporate issuers and used for financing current operations.

•	Common stock — common stock represents an ownership interest in a company. Common stock may take the form of shares in a corporation, membership interests in a limited liability company, limited partnership interests, or other forms of ownership interests. A company’s common stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds, other debt and preferred stock.

•	Convertible securities — bonds, debentures, notes, preferred stocks and other securities that pay interest or dividends and are convertible into or exchangeable for common stock or other stock of the same or a different issuer at a stated price or rate. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying stock because of this conversion or exercise feature.

•	Corporate bonds — obligations issued by U.S. and non-U.S. corporations and other business entities. Corporate bonds may be either secured or unsecured. If a bond is unsecured, it is known as a debenture. Bondholders, as creditors, have a prior legal claim over common and preferred stockholders as to both income and assets of the corporation for the principal and interest due them and may have a prior claim over other creditors if liens or mortgages are involved.

•	Foreign government obligations — obligations issued, sponsored or guaranteed by: governments or governmental agencies, instrumentalities, government-sponsored enterprises or political subdivisions located in developed or emerging market countries; government owned, controlled or sponsored enterprises located in developed or emerging market countries; and entities organized and/or operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers.

•	Forward and futures contracts — a forward currency contract is an obligation to purchase or sell a specific foreign currency at an agreed exchange rate (price) at a future date, which is typically individually negotiated and privately traded by currency traders and their customers in the interbank market. A currency futures contract is a standard binding agreement between two parties to buy or sell a specified quantity of a specified currency, at a specified price at a specified later date. When used for hedging purposes, such contracts are used to attempt to protect against possible declines in a currency’s value where a security held or to be purchased by a Portfolio is denominated in that currency.

•	Illiquid securities — each Portfolio may invest up to 15% of its net assets (measured at the time of investment) in illiquid securities. The term “illiquid securities” means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued the securities. Restricted securities (i.e., securities subject to legal or contractual restrictions on resale), may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933, as amended (“1933 Act”), and certain commercial paper) may be treated as liquid. Certain illiquid securities may require pricing at fair value as determined in good faith under fair value procedures approved by the Trust’s Board of Trustees.

•	Inflation-indexed bonds — generally are debt securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds (other than certain inflation-indexed bonds) will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. Inflation-indexed bonds decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations.

•	Obligations of supranational entities — a supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction, trade, harmonization of standards or laws, economic development, and humanitarian, political or environmental initiatives. Supranational debt obligations include those issued by entities such as the International Monetary Fund, World Bank, Import/Export Bank, Asia Development Bank, European Investment Bank and the European Economic Community.

•	Preferred stock — securities representing an equity ownership interest in a corporate issuer, but generally entitling the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from liquidation of the company. Preferred stock may pay fixed or adjustable rates of return. A company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. Preferred stocks may be sensitive to changes in interest rates. When interest rates rise, the value of preferred stocks will generally decline.

•	REITs — pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests.

•	Repurchase agreements — an agreement by a buyer to purchase securities from a bank, or a registered securities dealer, with an agreement by the seller to repurchase the security at an agreed price within a specified time. If the party agreeing to repurchase should default, a Portfolio will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. A Portfolio will not enter into a repurchase agreement with a duration of more than seven days if, as a result, more than 15% of the value of the Portfolio’s net assets would be invested in illiquid securities.

•	Rule 144A securities — securities that have not been registered for public sale, but that are eligible for purchase and sale pursuant to Rule 144A under the 1933 Act. Rule 144A permits certain qualified institutional buyers, such as the Portfolios, to trade in privately placed securities that have not been registered for sale under the 1933 Act.

•	Stock — as used in this Prospectus, “stock” refers to an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of stocks provide different voting and dividend rights and priority in the event of the bankruptcy and/or insolvency of the issuer. In addition to common stocks, stocks include, without limitation, preferred stocks, convertible securities and warrants. A Portfolio also may invest in, and gain exposure to, stocks through purchasing depositary receipts, such as ADRs.

•	U.S. government and agency securities — securities issued or guaranteed by the U.S. government, its agencies or government-sponsored enterprises. These include securities issued by the U.S. Treasury that are direct obligations of the U.S. government, including bills, notes and bonds and securities issued or guaranteed by U.S. government-sponsored enterprises or federal agencies, which have different levels of credit support. Securities issued or guaranteed by U.S. government-sponsored enterprises or federal agencies include securities backed by the full-faith-and-credit of the United States, those supported by the right of the issuer to borrow from the U.S. Treasury and those backed only by the credit of the issuing agency or entity itself.

•	Variable, floating rate and inverse floating rate securities — variable and floating rate securities pay interest at rates that are adjusted periodically, according to a specified formula. A “variable” interest rate adjusts at predetermined intervals (e.g., daily, weekly or monthly), while a “floating” interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes. Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. The interest rate on an inverse floating rate debt instrument (“inverse floater”) resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may have greater volatility in market value, in that, during periods of rising interest rates, the market values of inverse floaters will tend to decrease more rapidly than those of fixed rate securities.

•	Warrants — securities issued by a company which give the holder the right, but not the obligation, to purchase stock, usually at a price that is higher than the market price at the time the warrant is issued. If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and a Portfolio would lose any amount it paid for the warrant.

•	Zero-coupon securities — a zero-coupon security pays no interest to its holder during its life. An investor acquires a zero-coupon security at a discounted price from the face value of the security, which is generally based upon its present value, and which, depending upon the time remaining until maturity, may be significantly less than its face value (sometimes referred to as a “deep discount” price). Upon maturity of the zero-coupon security, the investor receives the face value of the security.

Additional Information about Principal Investment Risks

This section provides additional information about each Portfolio’s principal investment risks described in the “Portfolio Summaries” section of the Prospectus. The value of your investment in a

Portfolio may fall, sometimes sharply, and you could lose money. The descriptions appear in alphabetical order, not in order of importance, and each risk is described more fully following the table.

	Permanent Portfolio	Short-Term Treasury Portfolio	Versatile Bond Portfolio	Aggressive Growth Portfolio
Allocation risk	X
Bank obligations risk	X		X
Below investment grade bond risk			X
Capitalization risk	X			X
Credit risk		X	X
Currency risk			X
Hedging risk			X
Income risk		X	X
Inflation risk		X	X
Interest rate risk		X	X
Investment style risk				X
Liquidity risk			X
Market risk (Permanent Portfolio)	X
Market risk (Short-Term Treasury Portfolio)		X
Market risk (Versatile Bond Portfolio)			X
Market risk (Aggressive Growth Portfolio)				X
Non-diversified fund risk	X
Prepayment and extension risk		X	X
Redemption risk	X		X
Repurchase agreement risk			X
Risks of in-kind redemptions	X
Risks of investing in foreign and emerging markets	X		X	X
Risks of investing in foreign government and supranational organization obligations			X
Risks of investments in aggressive growth stocks	X			X
Risks of investments in dollar assets	X
Risks of investments in gold and silver	X
Risks of investments in real estate and natural resource stocks	X
Risks of investments in Swiss franc assets	X
Security selection risk	X	X	X	X
U.S. government and agency securities risk	X	X	X
Warrant risk	X			X

•	Allocation risk (Permanent Portfolio) — because the Portfolio invests a fixed Target Percentage of its net assets in designated asset classes, the Portfolio has less flexibility in its investment strategy than other funds that are not subject to such limitations. It is possible that investment in the designated asset classes or the investments in the asset classes will cause the Portfolio to lose value or to underperform other funds with a similar investment objective.

•	Bank obligations risk (Permanent Portfolio and Versatile Bond Portfolio) — investments in bank obligations may expose the Portfolio to adverse developments in or related to the banking industry. Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the real estate markets. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks.

•	Below investment grade bond risk (Versatile Bond Portfolio) — below investment grade bonds (also referred to as “high yield” or “junk” bonds) involve greater risk of loss because they are subject to greater levels of credit and liquidity risks. Issuers of below investment grade bonds are not as strong financially as those issuing securities of higher credit quality. Below investment grade bonds are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments. If an issuer stops making interest and/or principal payments, payments on the securities may never resume. These instruments may be worthless and the Portfolio could lose its entire investment. The prices of below investment grade bonds fluctuate more than higher rated bonds. Prices are especially sensitive to developments affecting the issuer’s business or operations and to changes in the ratings assigned by rating agencies. In addition, the entire below investment grade bond market can experience sudden and sharp price swings due to changes in economic conditions, stock market activity, large sustained sales by major investors, a high-profile default, or other factors. Prices of corporate below investment grade bonds often are closely linked with the company’s stock prices and typically rise and fall in response to factors that affect stock prices. Below investment grade bonds are generally less liquid, especially during periods of economic uncertainty or change, than higher-rated bonds. Many of these securities are not registered for sale under the federal securities laws and/or do not trade frequently. When they do trade, their prices may be significantly higher or lower than expected. At times, it may be difficult to sell these securities promptly at an acceptable price, which may limit the Portfolio’s ability to sell securities in response to specific economic events or to meet redemption requests. As a result, below investment grade bonds generally pose greater valuation risks. Substantial declines in the prices of below investment grade bonds can dramatically increase the yield of such securities. The decline in market prices generally reflects an expectation that an issuer may be at greater risk of defaulting on the obligation to pay interest and principal when due. Therefore, substantial increases in yield may reflect a greater risk by the Portfolio of losing some or part of its investment rather than any increase in income that the bond may pay to the Portfolio on its investment. The Portfolio may also from time to time hold defaulted securities or securities of issuers involved in bankruptcy or insolvency proceedings. As a result of such proceedings, the Portfolio may hold equity securities received in these proceedings.

•

Capitalization risk (Permanent Portfolio and Aggressive Growth Portfolio) — to the extent a Portfolio emphasizes stocks of small-, mid- or large-capitalization companies, it takes on the associated risks. At times, any one of these market capitalizations may be out of favor with investors. Small- and mid-capitalization companies may also have shorter histories of operations than larger companies, fewer financial resources and an inability to raise additional capital, smaller customer bases and less diversified product lines, making them more susceptible to market pressure. Investments in the stocks of small- and mid-capitalization companies may be more volatile and less liquid than the stocks of larger companies. Small- and mid-capitalization stocks may also underperform other types of stocks or be difficult to sell when the economy is not robust or during market or sector downturns.

Compared to small- and mid-capitalization companies, large-capitalization companies may be less responsive to market changes and opportunities.

•	Credit risk (Short-Term Treasury Portfolio and Versatile Bond Portfolio) — an issuer or guarantor of debt securities, or the counterparty to an investment contract or repurchase agreement, may be unable or unwilling to pay principal and interest when due, or otherwise honor its obligations, or the value of the security will suffer because investors believe the issuer or guarantor is less able to make required principal and interest payments. This is broadly gauged by the credit ratings, if available, of the debt securities in which a Portfolio invests. Credit ratings are only the opinions of the rating agencies issuing them, do not purport to reflect the risk of fluctuations in market value and are not guarantees as to the payment of interest and repayment of principal.

•	Currency risk (Versatile Bond Portfolio) — foreign debt securities may be issued and traded in foreign currencies. Revenue from such securities also will be denominated in foreign currencies. The market values in U.S. dollars of foreign debt securities and income from debt securities denominated in foreign currencies may be adversely affected by reductions in the value of those currencies relative to the U.S. dollar. Foreign currency exchange rates may fluctuate significantly. They are determined by supply and demand in the foreign exchange markets, the relative merits of investments in different countries, actual or perceived changes in interest rates, and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks or by currency controls or political developments. In light of these risks, the Portfolio may engage in certain currency hedging transactions which involve certain special risks. The Portfolio accrues additional expenses when engaging in currency exchange transactions, and valuation of the Portfolio’s foreign securities may be subject to greater risk because both the currency (relative to the U.S. dollar) and the security must be considered.

•	Hedging risk (Versatile Bond Portfolio) — forward currency contracts and currency futures contracts may be used to hedge foreign currency risk. Hedging tends to limit any potential gain that may be realized if the value of the Portfolio’s assets increases because of currency fluctuations. In addition, hedging may increase the Portfolio’s expenses. There is a risk that these contracts intended as a hedge may not perform as intended, in which case the Portfolio may not be able to minimize the effects of foreign currency fluctuations and may suffer a loss. Use of these contracts also could result in a loss if the counterparty to the transaction does not perform as promised, including because of the counterparty’s bankruptcy or insolvency.

•	Income risk (Short-Term Treasury Portfolio and Versatile Bond Portfolio) — because a Portfolio can only distribute what it earns, the Portfolio’s distributions to shareholders may decline when prevailing interest rates fall or if the Portfolio experiences defaults on debt securities it holds. A Portfolio’s income generally declines during periods of falling interest rates because the Portfolio must reinvest the proceeds it receives from existing investments (upon their maturity, prepayment, amortization, call or buy-back) at a lower rate of interest or return.

•	Inflation risk (Short-Term Treasury Portfolio and Versatile Bond Portfolio) — the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of a Portfolio’s assets can decline as can the value of a Portfolio’s distributions. This risk is significantly greater if the Portfolio invests a significant portion of its assets in bonds with longer maturities.

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Interest rate risk (Short-Term Treasury Portfolio and Versatile Bond Portfolio) — changes in interest rates will affect the value of a Portfolio’s investments. Generally, prices of debt securities tend to fall when prevailing interest rates rise and rise when prevailing interest rates fall. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). This is especially true under current economic conditions because interest rate have recently increased and may continue to increase. To the extent the Federal Reserve Board continues to raise interest rates, there is a risk that rates across the financial system may rise, exposing a Portfolio to a heightened level of interest rate risk which may result in losses to the Portfolio. Debt securities have varying levels of sensitivity to changes in interest rates. Typically, the longer the maturity (i.e., the term of a debt security) or duration (i.e., a measure of the sensitivity of a debt security to changes in market interest rates, based on the entire cash flow associated with the security) of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, a Portfolio’s sensitivity to interest rate risk will increase with any increase in the Portfolio’s overall duration. During periods of very low interest rates, income from the Short-Term Treasury Portfolio’s investments may not be able to offset its expenses.

•	Investment style risk (Aggressive Growth Portfolio) — growth stocks may not perform as well as value stocks or the stock market in general. The Portfolio’s focus on growth stocks increases the potential volatility of its share price. Because the prices of most growth stocks are based on future expectations, these stocks tend to be more sensitive than value stocks to bad economic news and negative earnings surprises. While the price of any type of stock can rise and fall rapidly, growth stocks in particular may underperform during periods when the market favors value stocks.

•	Liquidity risk (Versatile Bond Portfolio) — certain of the Portfolio’s investments may be or become illiquid. An investment may be deemed illiquid due to a lack of trading volume in the security or if the security is privately placed and not traded in any public market or is otherwise restricted from trading. An illiquid investment may be difficult to value and the Portfolio may be unable to sell illiquid investments at the time or price it desires and could lose its entire investment in such investments. The Portfolio also may be required to dispose of other investments at unfavorable times or prices to satisfy its obligations, which may result in a loss or may be costly to the Portfolio. Transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities.

•	Market risk (Permanent Portfolio) — prices of the investments held by the Portfolio will fluctuate, sometimes rapidly and unexpectedly. These fluctuations may cause the price of an investment to decline for short- or long-term periods and cause the investment to be worth less than it was worth when purchased by the Portfolio, or less than it was worth at an earlier time. Investments in each of the Portfolio’s investment categories may decline in value due to factors affecting the gold and silver markets, individual issuers, securities markets generally or particular industries or sectors within the securities markets. Events or circumstances, such as natural disasters, terrorism, war and other geopolitical events, trade, and tariff arrangements, can also have a dramatic adverse effect on the investments held by the Portfolio. Legislative, regulatory or tax developments may also adversely affect the ability of the Portfolio to achieve its investment objective. Changes in market conditions may not have the same impact on all investment categories. In addition, the market and market participants are increasingly reliant on both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact on a specific issuer or the market as a whole.

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Market risk (Short-Term Treasury Portfolio) — the value of the Portfolio’s assets will fluctuate as the U.S. government securities market fluctuates. These fluctuations may cause the price of a security to decline for short- or long-term periods and cause the security to be worth less than it was worth when purchased by the Portfolio, or less than it was worth at an earlier time. In addition, the market and market participants are increasingly reliant on both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact on a specific issuer or the market as a whole.

•	Market risk (Versatile Bond Portfolio) — the value of the Portfolio’s assets will fluctuate as the bond market fluctuates. These fluctuations may cause the price of a security to decline for short- or long-term periods and cause the security to be worth less than it was worth when purchased by the Portfolio, or less than it was worth at an earlier time. Debt securities may decline in value due to factors affecting individual issuers, securities markets generally or particular industries or sectors within the securities markets. Events or circumstances, such as natural disasters, terrorism, war and other geopolitical events, trade, and tariff arrangements, can also have a dramatic adverse effect on the investments held by the Portfolio. Legislative, regulatory or tax developments may also adversely affect the ability of the Portfolio to achieve its investment objective. In addition, the market and market participants are increasingly reliant on both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact on a specific issuer or the market as a whole.

•	Market risk (Aggressive Growth Portfolio) — prices of the securities held by the Portfolio will fluctuate, sometimes rapidly and unexpectedly. These fluctuations may cause the price of a security to decline for short- or long-term periods and cause the security to be worth less than it was worth when purchased by the Portfolio, or less than it was worth at an earlier time. Securities may decline in value due to factors affecting individual issuers, securities markets generally or particular industries or sectors within the securities markets. Aggressive growth stock investments are subject to greater risk of price declines, especially during periods where the prices of U.S. stock market investments in general are declining, and events or circumstances, such as natural disasters, terrorism, war and other geopolitical events, trade, and tariff arrangements, can have a dramatic adverse effect on the securities held by the Portfolio. Legislative, regulatory or tax developments may also adversely affect the ability of the Portfolio to achieve its investment objective. When markets perform well, there can be no assurance that the Portfolio’s securities will participate in or otherwise benefit from the advance. In addition, the market and market participants are increasingly reliant on both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact on a specific issuer or the market as a whole.

•	Non-diversified fund risk (Permanent Portfolio) — the Portfolio is classified as non-diversified. As such, the percentage of the Portfolio’s assets that may be invested in any single issuer or a few issuers is not limited by the 1940 Act. Investing a higher percentage of its assets in any one or a few issuers could increase the Portfolio’s risk of loss and its share price volatility, because the value of its shares would be more susceptible to adverse events affecting those issuers.

•	Prepayment and extension risk (Short-Term Treasury Portfolio and Versatile Bond Portfolio) — a security held by a Portfolio may be paid off by the issuer more quickly than originally anticipated, thereby shortening duration, and a Portfolio may then have to reinvest the proceeds in an investment offering a lower yield, and may not benefit from any increase in value that might otherwise result from declining interest rates and may lose any premium it paid to acquire the security. Higher interest rates generally result in slower payoffs, which effectively increase duration, heighten interest rate risk, and increase the magnitude of resulting price declines. Floating rate securities can be less sensitive to these risks.

•	Redemption risk (Permanent Portfolio and Versatile Bond Portfolio) — market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. Such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets. A Portfolio may experience periods of heavy redemptions that could cause it to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt a Portfolio’s performance.

•	Repurchase agreement risk (Versatile Bond Portfolio) — the obligations of a counterparty to a repurchase agreement are not guaranteed. There are risks that a counterparty may default at a time when the collateral has declined in value, or a counterparty may become insolvent, which may affect the Portfolio’s right to control the collateral. If the seller in a repurchase agreement transaction defaults on its obligations to repurchase a security, the Portfolio may suffer delays, incur costs and lose money in exercising its rights.

•	Risks of in-kind redemptions (Permanent Portfolio) — to avoid liability for corporate federal income tax, the Portfolio must, among other things, derive at least 90% of its gross income each taxable year from sources including interest, dividends and gains on sales of securities. Gains on sales of gold and silver by the Portfolio do not qualify as “gains on sales of securities.” Consequently, profitable sales of gold and silver (as might be required for the Portfolio to adhere to its Target Percentages) could subject the Portfolio to liability for corporate federal income tax. To try to reduce the risk of this potential adverse tax result, the Trust, if administratively feasible, may require redeeming shareholders in the Portfolio to accept readily tradable gold or silver bullion or coins from the Portfolio’s holdings in complete or partial payment of redemptions, if it can satisfy a federal tax law provision that permits it to do so without recognizing gain.

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Risks of investing in foreign and emerging markets (Permanent Portfolio, Versatile Bond Portfolio and Aggressive Growth Portfolio) — investments in foreign securities involve risks that are in addition to the risks associated with investing in U.S. securities. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Foreign securities may experience greater price volatility and significantly lower liquidity than securities of U.S. companies. Reduced liquidity may also make it more difficult for a Portfolio to obtain accurate market quotations for the purpose of valuing its portfolio. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. Securities registration, custody, and settlement may in some instances be subject to delays and legal and administrative uncertainties. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of a Portfolio. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations. A Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Transaction costs in many foreign countries are generally higher than in the United States. Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting, and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be publicly available about non-U.S. issuers than is available about most U.S. issuers. The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, revolutions, wars or diplomatic developments could affect adversely the economy of a foreign country. In the event of nationalization, expropriation, or other confiscation, a Portfolio could lose its entire investment in securities in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as a Portfolio than that provided by U.S. laws. Investing in emerging market securities may involve higher levels of each of these risks. In addition, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

•	Risks of investing in foreign government and supranational organization obligations (Versatile Bond Portfolio) — no established secondary markets may exist for many foreign government and supranational organization obligations. Reduced secondary market liquidity may have an adverse effect on the market price of such instruments and the Portfolio’s ability to dispose of particular instruments when necessary to meet its liquidity requirements or in response to specific economic events such as deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for these obligations may also make it more difficult for the Portfolio to obtain accurate market quotations for the purpose of valuing its portfolio. By investing in foreign government obligations, the Portfolio will be exposed to the direct or indirect consequences of political, social, and economic changes in various countries. Political changes in a country may affect the willingness of a foreign government to make or provide for timely payments of its obligations. The country’s economic status, as reflected in, among other things, its inflation rate, the amount of its external debt and its gross domestic product, may also affect the government’s ability to honor its obligations. The Portfolio may have limited legal recourse in the event of a default with respect to foreign government and supranational organization obligations it holds. For example, remedies from defaults on certain foreign government obligations, unlike those on private debt, must, in some cases, be pursued in the courts of the defaulting party itself. Legal recourse therefore may be significantly diminished. Bankruptcy, moratorium, and other similar laws applicable to issuers of foreign government obligations may be substantially different from those applicable to issuers of private debt obligations. Supranational organizations are often chartered to promote economic development. Typically, the governmental members, or “stockholders,” make initial capital contributions to the supranational organization and may be committed to make additional contributions if the supranational organization is unable to repay its borrowings. There is no guarantee that one or more stockholders of a supranational organization will continue to make any necessary additional capital contributions or otherwise provide continued financial backing to the supranational organization.

•	Risks of investments in aggressive growth stocks (Permanent Portfolio and Aggressive Growth Portfolio) — investments in aggressive growth stocks are subject to market risk, capitalization risk, and risk of investments in foreign securities. Aggressive growth stock investments are subject to greater market risk of price declines, especially during periods when the prices of U.S. or foreign stock market investments in general are declining.

•	Risks of investments in dollar assets (Permanent Portfolio) — investments in debt securities are generally subject to interest rate risk, credit risk, income risk, and prepayment and extension risk. Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s dollar assets. Generally, prices of debt securities tend to fall when prevailing interest rates rise and rise when prevailing interest rates fall. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). The Federal Reserve Board has begun, and may continue, to raise interest rates. To the extent the Federal Reserve Board continues to raise interest rates, there is a risk that rates across the financial system may rise, exposing the Portfolio to a heightened level of interest rate risk which may result in losses to the Portfolio. Debt securities have varying levels of sensitivity to changes in interest rates. Typically, the longer the maturity (i.e., the term of a debt security) or duration (i.e., a measure of the sensitivity of a debt security to changes in market interest rates, based on the entire cash flow associated with the security) of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the Portfolio’s sensitivity to interest rate risk will increase with any increase in the Portfolio’s overall duration. Credit risk is the risk that an issuer or guarantor of debt securities, or the counterparty to an investment contract or repurchase agreement, may be unable or unwilling to pay principal and interest when due, or otherwise honor its obligations, or the value of the security will suffer because investors believe the issuer or guarantor is less able to make required principal and interest payments. This is broadly gauged by the credit ratings, if available, of the debt securities in which the Portfolio invests. Credit ratings are only the opinions of the rating agencies issuing them, do not purport to reflect the risk of fluctuations in market value and are not guarantees as to the payment of interest and repayment of principal. The Portfolio’s dollar assets are also subject to income risk. The Portfolio’s income generally declines during periods of falling interest rates because the Portfolio must reinvest the proceeds it receives from existing investments (upon their maturity, prepayment, amortization, call or buy-back) at a lower rate of interest or return. In addition to income risk, if a security held by the Portfolio is called or paid off by the issuer more quickly than originally anticipated, the Portfolio may not benefit from any increase in value that might otherwise result from declining interest rates and may lose any premium it paid to acquire the security. Higher interest rates generally result in slower payoffs, which effectively increase duration, heighten interest rate risk, and increase the magnitude of resulting price declines. Floating rate securities can be less sensitive to prepayment and extension risk.

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Risks of investments in gold and silver (Permanent Portfolio) — gold and silver generate no interest or dividends, and the return from investments in gold and silver will be derived solely from the gains and losses realized by the Portfolio upon sale. Prices of gold and silver may fluctuate, sharply or gradually, and over short or long periods of time. The prices of gold and silver have fluctuated widely over the past several years. If gold and silver markets continue to be characterized by the wide fluctuations that they have shown in the past several years, the Portfolio’s performance may be significantly impacted. There is no assurance that gold will maintain its long-term value in terms of future purchasing power. The prices of gold and silver may be significantly affected by factors such as changes in inflation or expectations regarding inflation in various countries, the availability of supplies and demand, changes in industrial and commercial demand, developments in the gold and silver mining industries, gold and silver sales by governments, central banks or international institutions, investment and trading activities of market participants, including hedge funds or speculators, commodity funds and exchange traded funds, hedging activity by producers, currency exchange rates, interest rates, and monetary and other economic policies of various governments. The official sector holds a significant amount of gold, most of which is static, meaning that it is held in vaults and is not bought, sold, leased or swapped or otherwise mobilized in the open market. A number of central banks have sold portions of their gold over the past ten years, with the result that the official sector, taken as a whole, has been a net supplier to the open market. Since 1999, most sales have been made in a coordinated manner under the terms of the Central Bank Gold Agreement, as amended, or “CBGA,” under which 21 of the world’s major central banks (including the European Central Bank) agree to limit the level of their gold sales and lending to the market. In the event that future economic, political or social conditions or pressures require members of the official sector to liquidate their gold assets all at once or in an uncoordinated manner, the demand for gold might not be sufficient to accommodate the sudden increase in the supply of gold to the market. Consequently, the price of gold could decline significantly. The possibility of large-scale distress sales of gold by investors in times of crisis also may have a negative impact on the price of gold. For example, the 1998 Asian financial crisis resulted in significant sales of gold by individuals which depressed the price of gold. Crises in the future may impair gold’s price performance. In addition, because the majority of the world’s supply of gold and silver is concentrated in a few countries, the Portfolio’s investments may be particularly susceptible to political, economic and environmental conditions and events in those countries. The gold and silver bullion and bullion-type coins held by the Portfolio’s subcustodian on behalf of the Portfolio could be lost, damaged, stolen or destroyed. Access to the Portfolio’s gold and silver holdings could also be restricted by natural events (such as an earthquake) or human actions (such as a terrorist attack). The subcustodian’s procedures may not prevent the deposit of gold or silver on behalf of the Portfolio that fails to meet the purity standards agreed to at the time of purchase. Neither the custodian nor any subcustodian will be liable to the Portfolio in the event that any gold or silver otherwise properly inspected by the subcustodian does not meet these purity standards. If the Portfolio purchases gold or silver of inferior quality, the Portfolio may not be able to recover damages from the seller or any other third party. Any of these events may adversely affect the Portfolio and consequently, an investment in the shares of the Portfolio. The Portfolio does not insure its gold and silver holdings and the responsibility of the Portfolio’s custodian and any subcustodian for loss, damage or destruction of the Portfolio’s gold and silver holdings is very limited under the agreements governing the custody and subcustody arrangements. Thus, for example, any losses due to acts beyond the control of the custodian or any subcustodian such as acts of God, strikes, lockouts, riots, acts of war, epidemics, governmental regulations imposed after the fact, fire, communication line failures, power failures, earthquakes or other disasters will be sustained by the Portfolio. In addition, if the Portfolio’s gold and silver bullion and bullion-type coins are lost, damaged, stolen or destroyed under circumstances rendering the custodian, any subcustodian or any other third party liable to the Portfolio (or the custodian or any subcustodian), the responsible party may not have the financial resources (including liability insurance coverage) sufficient to satisfy such claim. The custodian and the subcustodian maintain insurance with regard to its business on such terms and conditions as it considers appropriate. The Portfolio is not a beneficiary of any such insurance and does not have the ability to dictate the existence, nature or amount of coverage. In addition, the Trust’s custodian contract does not require sub-custodians to be insured or bonded with respect to their custodial activities or in respect of the gold or silver held by them on behalf of the Trust. Therefore, there can be no assurance that the custodian or subcustodian will maintain adequate insurance or any insurance with respect to the gold and silver held by the subcustodian on behalf of the Portfolio. Further, shareholders’ legal recourse against the Trust, the custodian and any sub-custodians is limited. Consequently, the value of the Portfolio’s shares may be adversely affected by loss, damage or destruction to the bullion and bullion-type coins for which the Portfolio may not be reimbursed. When holding bullion, the Portfolio may encounter higher custody and other costs than those normally associated with ownership of securities. Gains realized upon the sale of bullion or bullion-type coins will not count towards the requirement in the Internal Revenue Code of 1986, as amended (“Code”), that at least 90% of the Portfolio’s gross income in each taxable year be derived from gains on the sale of securities and certain other permitted sources, except to the extent that the Portfolio has invested in bullion as a hedge with respect to investment in the securities of companies engaged in mining gold or silver. Accordingly, the Portfolio may be required to hold its precious metals or to sell them at a loss, or to sell securities at a gain, when for investment reasons it would not otherwise do so. If the Portfolio is not able to satisfy this or other requirements under the Code for any taxable year, the Portfolio would become subject to corporate federal income tax for that year on all of its taxable income and recognized gains.

•	Risks of investments in real estate and natural resource stocks (Permanent Portfolio) — investments in real estate and natural resource stocks are subject to market risk, capitalization risk, and risk of investments in foreign securities. Any decline in the general level of prices of oil, gas, coal, minerals or real estate would be expected to have an adverse impact on these stocks. The prices of these stocks are particularly vulnerable to decline in the event of deflationary economic conditions. Real estate-related investments, such as stocks of real estate-related companies, real estate investment trusts (“REITs”) and related instruments, will subject the Portfolio to risks similar to those associated with direct ownership of real estate, including losses from a casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. The value of investments in the real estate sector also may be affected by macroeconomic developments, and social and economic trends. Additionally, investments in REITs involve other risk factors, including poor performance by the REIT’s manager, changes to the tax laws, failure by the REIT to qualify for tax free distribution of income or exemption under the 1940 Act and self-liquidation. REITs are subject to management fees and other expenses, and so to the extent that the Portfolio invests in REITs the Portfolio will bear its proportionate share of the costs of the REITs’ operations. Investments in natural resource companies can be significantly affected by events relating to international political and economic developments (e.g., regime changes and changes in economic activity levels), expropriation or other confiscation, population growth and changing demographics, energy conservation, the success of exploration projects, global commodity prices, adverse international monetary policies, tax and other government regulations, and natural phenomena around the world, such as drought, floods and other adverse weather conditions and livestock disease. Specifically, cyclical industries can be significantly affected by general economic trends, including employment, economic growth, interest rates, changes in consumer sentiment and spending, global commodity prices, legislation, government regulation and spending, import controls and worldwide competition and companies engaged in such industries can be subject to liability for, among other things, environmental damage, depletion of resources, and mandated expenditures for safety and pollution control. Furthermore, the natural resources industries and funds that focus their investments in such industries can also be significantly affected by the level and volatility of commodity prices, which have historically been among the most volatile of international prices, often exceeding the volatility of exchange rates and interest rates. Finally, investments in natural resources industries are subject to the risk that the performance of such industries may not correlate with broader equity market returns or with returns on natural resources investments to the extent expected by the investment adviser.

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Risks of investments in Swiss franc assets (Permanent Portfolio) — the Swiss franc is subject to the risk that inflation will decrease in the United States, or rise in Switzerland. Swiss government bonds are subject to some risk of default, and their credit quality is not rated by some U.S. rating agencies. The Portfolio may also be significantly affected by other economic, monetary or political developments in Switzerland. The U.S. dollar/Swiss franc exchange rate may adversely affect the value (in U.S. dollar terms) of the Portfolio’s Swiss franc assets. The Swiss franc has shown cyclical periods of strength and weakness against the U.S. dollar, and in recent years the Swiss franc’s value has dropped. The Swiss franc’s recent weakness may be prolonged or amplified by slow growth or other negative developments affecting the European economy. Yields on Swiss franc denominated deposits, as of the date of this Prospectus, are near historical lows.

•	Security selection risk (All Portfolios) — securities selected for a Portfolio may perform differently than expected. The Portfolios are actively managed and could experience losses if the investment adviser’s judgments about markets, interest rates, or the attractiveness, relative values, liquidity or potential appreciation of particular investments made for a Portfolio’s portfolio prove to be incorrect.

•	U.S. government and agency securities risk (Permanent Portfolio, Short-Term Treasury Portfolio and Versatile Bond Portfolio) — U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by the U.S. Treasury or Ginnie Mae, that are backed by the full-faith-and-credit of the United States, are guaranteed only as to the timely payment of interest and principal when held to maturity, but the market prices for such securities are not guaranteed and will fluctuate. Notwithstanding that these securities are backed by the full-faith-and-credit of the United States, circumstances could arise that could prevent the payment of interest or principal. This would result in losses to the Portfolio. Securities issued or guaranteed by U.S. government agencies, such as Fannie Mae and Freddie Mac, are not backed by the full-faith-and-credit of the United States and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government agency securities that are not backed by the full-faith-and-credit of the United States are subject to greater credit risk.

•	Warrant risk (Permanent Portfolio and Aggressive Growth Portfolio) — warrants are securities issued by a company which give the holder the right, but not the obligation, to purchase stock, usually at a price that is higher than the market price at the time the warrant is issued. If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Portfolio would lose any amount it paid for the warrant.

Information about Additional Risk Factors and Special Considerations

The following is a list of additional risks to which the Trust’s Portfolios may be subject. Unless otherwise indicated, each risk applies to all Portfolios of the Trust. Investors should review carefully the risks and other special considerations associated with an investment in any of the Trust’s Portfolios.

Recent Market Conditions

The financial crisis that began in 2008 was followed in many western countries by a long period of growth that was slower than the historical average, included the disappearance of some traditional industries and jobs, and produced an uneven distribution of economic opportunities. This, in turn, spurred some countries, including the United States, to adopt or consider adopting more business-friendly regulatory regimes, but in association with more protectionist trade policies, to move away from the tighter financial industry regulations that followed the crisis, and to consider, and in the U.S. enact, a reduction of corporate income taxes. The U.S. is also considering significant new investments in infrastructure and national defense which, coupled with lower federal income taxes, could lead to sharply increased economic growth, but also greater government borrowing and higher interest rates. The implementation of these policies is still just beginning in the U.S., and in various stages of enactment elsewhere, but the equity and debt markets may react strongly to expectations, which could increase volatility, especially if the market’s expectations are not met, or if expected future growth rates exceed expectations. Such changes will not have the same impact on all types of securities.

High public debt in the United States and other countries creates ongoing systemic and market risks, and policymaking uncertainty. Although the U.S. government and others have generally honored their credit obligations, it remains at least possible that the United States or others could default on their obligations in the future. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the United States would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of a Portfolio’s investments. While increasing lately, interest rates have been at or near historic lows in recent years in the U.S. and abroad due to quantitative easing and other accommodative measures. The Federal Reserve has begun to raise interest rates which, if it continues, may heighten interest rate risk and redemption risk, among other risks, for a Portfolio. Given the extent of such actions, the unwinding or reversal of these policies have little historical precedent, making it difficult to predict the impact on various markets of a significant rate increase or other significant policy changes, whether brought about by U.S. policy makers or by dislocations in world markets. Also, because investors may buy equity securities or other investments with borrowed money, a significant increase in interest rates may cause a decline in markets for those investments. Regulators have expressed concern that rate increases may cause investors to sell fixed income securities faster than the markets can absorb, contributing to price volatility.

Uncertainties surrounding the sovereign debt of a number of European Union (“EU”) countries and the viability of the EU have disrupted and may in the future disrupt markets in the United States and around the world. If one or more countries leave the EU or the EU dissolves, the world’s securities’ markets likely will be significantly disrupted. In June 2016, the United Kingdom approved a referendum to leave the EU, commonly referred to as “Brexit,” and in March 2017, began a two year process of formal withdrawal. There is significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of possible political, regulatory, economic and market outcomes are difficult to predict. Political and military events over the last few years, including those involving the South China Sea, North Korea, the Middle East, Turkey and the Ukraine, and nationalist unrest in Europe, also may cause market disruptions.

In addition, global economies and financial markets are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. For example, official statistics indicate a recent growth rate in China that is significantly lower than that in the early part of the decade. This is adversely affecting worldwide commodity prices and the economies of many countries, especially those that depend heavily on commodity production and/or trade with China. A rise in protectionist trade policies, and the possibility of changes to some international trade agreements, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time.

Because the impact of these events on the markets has been widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. Unexpected political and diplomatic events within the United States and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.

Tax status risk

Each Portfolio intends to pay dividends each taxable year to enable it to continue to satisfy the distribution requirements necessary to qualify for treatment as a regulated investment company under Subchapter M of chapter 1 of the Code (“RIC”). If a Portfolio were to distribute to its shareholders less than the minimum amount required for any year, which each Portfolio of the Trust considers unlikely, the Portfolio would become subject to federal income tax for that year on all of its taxable income and recognized gains, even those distributed to its shareholders.

Illiquid securities risk

Each Portfolio may invest a maximum of 15% of its respective net assets in investments which are not readily marketable (i.e., illiquid securities). An illiquid investment may be difficult to value and a Portfolio may be unable to sell illiquid investments at the time or price it desires and could lose its entire investment in such investments. Judgment plays a greater role in pricing illiquid investments than it does in pricing investments having more active markets and there is a greater risk that the investments may not be sold for the price at which a Portfolio is carrying them. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress.

Cybersecurity risk

Cybersecurity breaches may allow an unauthorized party to gain access to Portfolio assets, shareholder data or proprietary information, or cause the Portfolio and/or its service providers to suffer data corruption or lose operation functionality.

Unusual features

The Trust’s Portfolios involve many unusual features, including the objectives of providing tax advantages, and investments in a foreign currency, foreign securities and precious metals. These features may result in administrative, financial or tax consequences that are entirely unforeseen.

Descriptions of Market Indexes

The FTSE 3-Month U.S. Treasury Bill Index tracks the performance of U.S. Treasury bills with a remaining maturity of three months. U.S. Treasury bills, which are short-term loans to the U.S. government, are full faith-and-credit obligations of the U.S. Treasury. The index reflects reinvested interest, but does not reflect any deduction for fees, expenses or taxes and cannot be purchased directly by investors.

The FTSE BIG Credit AAA/AA 1-3 Year Corporate Bond Index and the FTSE BIG Credit A 1-3 Year Corporate Bond Index are components of the FTSE Broad Investment-Grade (BIG) Bond Index and have characteristics relevant to the Versatile Bond Portfolio’s investment strategies prior to May 30, 2012. Both indexes are market-capitalization weighted and include bonds rated AAA, AA or A by Standard & Poor’s or Moody’s with maturities of one to three years and a minimum amount outstanding of $100 million. The indexes reflect reinvested interest, but do not reflect any deduction for fees, expenses or taxes and cannot be purchased directly by investors.

The Bloomberg Barclays Global Aggregate Bond Index is a market-capitalization weighted, broad-based measure of global, government-related, treasury, corporate and securitized fixed income investments. The Bloomberg Barclays Global Aggregate (Excluding Securitized) Bond Index, which excludes securitized fixed income investments, is a sub-index of the Bloomberg Barclays Global Aggregate Bond Index and has characteristics relevant to the Versatile Bond Portfolio’s investment strategies after May 30, 2012. (The Bloomberg Barclays Global Aggregate (Excluding Securitized) Bond Index commenced on September 30, 2002. Performance of the Index for periods prior to September 30, 2002, are calculated using the return data of the Bloomberg Barclays Global Aggregate Bond Index through September 29, 2002 and the return data of the Bloomberg Barclays Global Aggregate (Excluding Securitized) Bond Index since September 30, 2002.) The indexes reflects reinvested interest, but do not reflect any deduction for fees, expenses or taxes and cannot be purchased directly by investors.

The Dow Jones Industrial Average is an average of the stock prices of thirty large companies and represents a widely recognized unmanaged portfolio of common stocks. The index reflects reinvested dividends, but does not reflect any deduction for fees, expenses or taxes and cannot be purchased directly by investors.

The Standard & Poor’s 500 Composite Stock Index is a market capitalization weighted index of common stocks and also represents an unmanaged portfolio. The index reflects reinvested dividends, but does not reflect any deduction for fees, expenses or taxes and cannot be purchased directly by investors.

TAX PLANNING POLICIES

Tax Planning

Each Portfolio, to the extent consistent with its investment objective, seeks to hold appreciated investments for at least the minimum period required for sales thereof to qualify for long-term capital gain treatment. This policy can enable a Portfolio to distribute investment profits in the form of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss) distributions, which are taxed to individual shareholders at favorable rates that apply to long-term capital gain (at a maximum rate of 20% or less depending on the individual’s tax bracket). Dividends attributable to a Portfolio’s net investment income (other than qualified dividend income) and net short-term capital gain are taxable at higher ordinary income tax rates.

Each Portfolio also attempts, in furtherance of its investment objective, to manage its investments to reduce its taxable income and to favor opportunities for asset appreciation, which would be free of current federal income taxation to the Portfolio and its shareholders until such appreciation is realized upon sale of such investments. To reduce the amount of its income that is taxable currently, each Portfolio will, whenever practical and to the extent consistent with its investment policy, offset realized taxable gains on sales of investments that have risen in price by realizing tax losses from sales of investments that have fallen in price. In addition, Permanent Portfolio and Versatile Bond Portfolio may purchase bonds or notes at a market discount, thereby enabling the Portfolio to defer recognition for tax purposes of a portion of the return on such notes or bonds.

Dividends and Tax Planning

Under the Code, a Portfolio is required to pay as dividends for each taxable year at least the sum of 90% of its investment company taxable income (which generally consists of net investment income, net short- term gain, and net gains and losses from foreign currency transactions) and 90% of its net exempt interest income to qualify for tax treatment as a RIC. (If a Portfolio were to distribute to its shareholders less than the minimum amount required for any year, which the Trust considers unlikely, the Portfolio would become subject to federal income tax for that year on all of its taxable income and recognized gains, even those distributed to its shareholders.) Each Portfolio distributes its net investment income and net capital gains, if any, to its shareholders as dividends only once a year. This dividend policy may lessen a shareholder’s tax burden by deferring recognition of taxable income from one taxable year to the next and/or by permitting a greater portion of the shareholder’s total return to be recognized as a capital gain on a redemption rather than as dividends, which are taxable as ordinary income (except to the extent they are attributable to “qualified dividend income”), as described below. For shareholders holding their shares in a Portfolio continuously for longer than one year, the tax advantages to be achieved from the Portfolio’s dividend policy will vary depending on the amount and timing of redemptions of shares by the Portfolio’s shareholders in general.

Qualifying as a RIC permits each Portfolio to deduct its distributions to shareholders of its net investment income and net capital gains, thereby avoiding corporate federal income tax on the income and gains so distributed. Under the federal income tax law, “distributions” include not only dividends paid, but also include amounts paid to redeeming shareholders that represent their share of a Portfolio’s undistributed earnings and profits. For redeeming shareholders, however, the entire redemption proceeds generally are treated as proceeds from the sale of shares and not as a dividend of net income or gain realized by the Portfolio. By using this permitted method of calculating dividends paid, each Portfolio also is able to reduce the amount of income that is distributed as dividends to shareholders who have not redeemed their shares.

The amount of a Portfolio’s investment company taxable income and net capital gain that is distributed through redemption payments rather than as dividends is reflected for financial accounting purposes in the Portfolio’s net asset value (“NAV”) per share until it is distributed. Thus, while a Portfolio’s dividend policy may reduce a shareholder’s tax burden on his or her share of a Portfolio’s realized net income and capital gains, it should not reduce the shareholder’s total return (dividends plus change in NAV) on his or her investment. Dividends, if any, are paid only once a year, ordinarily in December. Until paid, amounts earmarked for dividends are retained by the Portfolio from which they are payable and contribute to its NAV and ability to earn interest, dividends and gains. Dividend payments reduce a Portfolio’s NAV per share.

Shareholders may benefit from the Trust’s dividend policy, depending upon their personal tax circumstances. This benefit may be reduced if a Portfolio is subject to the federal excise tax discussed below. Generally, the benefits are greater for shareholders who hold their shares for longer periods. A shareholder who is accumulating assets over a period of years may achieve a higher after-tax return as a result of the Trust’s dividend policy, since the amounts of a Portfolio’s net income and realized gains that are not distributed until the end of each year remain invested in the Trust, without any reduction by current federal income tax. (Shareholders should note, however, that this benefit is achieved by deferring, not by eliminating, the payment of taxes; thus, the overall benefit may be small for a shareholder who holds his or her shares for only a few years or less).

A Portfolio will incur a federal excise tax of 4% to the extent that it does not distribute by the end of any calendar year at least 98% of its net income for that year and 98.2% of its capital gains, if any, for the one-year period ending on October 31 of that year. This tax reduces the benefit of not distributing all of a Portfolio’s net investment income and realized gains. Such undistributed amounts would be retained by the Portfolio and reinvested to earn further income and gains.

MANAGEMENT

The Trust

Prior to May 27, 2016, the Portfolios were organized as series of a Maryland corporation, and all references to the Trust and Portfolios include that corporation and those series.

Investment Adviser and Portfolio Manager

Investment Adviser

The Trust retains Pacific Heights Asset Management, LLC (“Pacific Heights” or “Investment Adviser”) as its investment adviser under an Investment Advisory Contract, dated January 21, 2016 (“Contract”). Pacific Heights, whose address is 600 Montgomery Street, Suite 4100, San Francisco, California 94111, is a limited liability company organized in October 2002 under the laws of the State of California and was registered as an investment adviser on January 3, 2003. Pacific Heights commenced providing investment advisory services to Permanent Portfolio Family of Funds, Inc., a Maryland corporation and the Trust’s predecessor on May 1, 2003, and its business has since consisted solely of managing the Portfolios. Michael J. Cuggino is the President, Chief Executive Officer and manager of Pacific Heights, as well as the sole trustee of the sole member of Pacific Heights.

The Investment Adviser is responsible for the investment and reinvestment of each Portfolio’s assets. It formulates and implements a continuous investment program for each Portfolio consistent with the Portfolio’s investment objectives, policies and restrictions. The Investment Adviser also is responsible for the day-to-day administration of the Trust’s and Portfolios’ activities. All activities undertaken by the Investment Adviser on behalf of the Trust are subject to the general oversight of the Trust’s Board of Trustees.

The investment advisory fee payable to the Investment Adviser under the Contract is calculated separately for each Portfolio of the Trust, for each calendar year at the following annual rates as a percentage of average daily net assets, computed for each day of each such year on the basis of net assets as of the close of business on the next preceding “full business day,” as defined in the Contract (“Advisory Fee”):

(a)	1.1875% of the first $200 million of the Portfolio’s average daily net assets;

(b)	.8750% of the next $200 million of the Portfolio’s average daily net assets;

(c)	.8125% of the next $200 million of the Portfolio’s average daily net assets; and

(d)	.7500% of all of the Portfolio’s average daily net assets in excess of $600 million.

Pursuant to an Advisory Fee Waiver and Expense Assumption Agreement dated December 8, 2017 (“Waiver Agreement”), effective through June 1, 2019 for Short-Term Treasury Portfolio and Versatile Bond Portfolio, Pacific Heights has agreed to waive portions of its Advisory Fee allocable to: (i) Short-Term Treasury Portfolio, such that the Advisory Fee paid by the Portfolio does not exceed an annual rate of .6875% of the Portfolio’s average daily net assets; and (ii) Versatile Bond Portfolio, such that the Advisory Fee paid by the Portfolio does not exceed an annual rate of .8125% of the Portfolio’s average daily net assets. Neither the Trust nor any Portfolio will be required to reimburse Pacific Heights for amounts waived or paid by Pacific Heights pursuant to the Waiver Agreement.

For the fiscal year ended January 31, 2018, Permanent Portfolio, Short-Term Treasury Portfolio, Versatile Bond Portfolio and Aggressive Growth Portfolio paid to the Investment Adviser (after any contractual waivers) investment advisory fees of .80%, .69%, .81% and 1.19%, respectively.

In addition to the Advisory Fee, each Portfolio pays all fees, costs, expenses and allowances relating to the Portfolio’s investments, including interest on borrowings, if any; all taxes payable by the Portfolio; all brokerage commissions and other charges in the purchase and sale of the Portfolio assets; all fees and expenses of trustees of the Trust, including fees and disbursements to counsel to the Trust’s independent trustees; payments pursuant to any plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act; and all extraordinary fees, costs and expenses of the Trust or any Portfolio, including any fees, costs and expenses associated with litigation, government investigations or administrative proceedings, including the costs of any settlements. Pursuant to the Contract, Pacific Heights bears all of the Portfolios’ other ordinary operating expenses, which may include charges by the Trust’s transfer agent, charges by the Trust’s custodian, accounting fees, auditing and legal fees not associated with litigation, employee and consultant salaries and expenses, if any, rent and occupancy, printing, postage and general administrative expense. Pacific Heights also bears the Portfolios’ distribution expenses, to the extent not covered by payments made under the Portfolios’ Rule 12b-1 plan of distribution, and may also pay fees to financial intermediaries to compensate them for services they provide to the Trust’s shareholders, such services including but are not limited to, performing recordkeeping, sub-accounting services and transaction processing, delivering Trust documents to shareholders and providing information about the Portfolios to shareholders.

All fees and expenses payable by the Trust pursuant to the Contract and attributable only to one Portfolio are borne entirely by that Portfolio; all other such fees and expenses are allocated among the Trust’s Portfolios in proportion to their net assets.

A discussion regarding the basis for the Trust’s Board of Trustee’s continuation of the Contract may be found in the Trust’s Annual Report to Shareholders for the year ended January 31, 2018.

This Prospectus provides information concerning the Portfolios that you should consider in determining whether to purchase Portfolio shares. Nothing in this Prospectus, the SAI or the Trust’s reports to shareholders is intended to provide investment advice and should not be construed as investment advice. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred explicitly by federal or state securities laws that have not been waived. The Trust enters into contractual arrangements with various parties, including, among others, the Investment Adviser, who provide services to the Portfolios. Shareholders have no rights, privileges, claims or remedies under any contract or agreement entered into by the Trust or any Portfolio with any service provider or other agent to, or contractor with, the Trust or a Portfolio, including, without limitation, any third party beneficiary rights.

Portfolio Manager

Mr. Cuggino has been the portfolio manager of each Portfolio since 2003. Mr. Cuggino is responsible for overseeing the day-to-day management of the Portfolios, as well as setting each Portfolio’s overall investment strategy. Mr. Cuggino has also served as a trustee of the Trust (and a director of the Trust’s predecessor) since 1998, as its President since 2003, as its Treasurer from 1993 to 2007 and as its Secretary since 2006. Prior to his organization of Pacific Heights, he served as a consultant to World Money Managers, the Trust’s former investment adviser, from 1991 to 2003. Additional information regarding Mr. Cuggino’s compensation, other accounts he manages, his ownership of Portfolio shares and possible conflicts of interest is available in the SAI.

Other Service Providers

Distributor

The Trust’s distributor for each of its Portfolios is Quasar Distributors, LLC (“Distributor”), an affiliate of U.S. Bancorp Fund Services, LLC, the Trust’s transfer agent. The Distributor is a broker-dealer registered with the Securities and Exchange Commission (“SEC”) and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares in each of the Portfolios are offered on a continuous basis by the Distributor. The Distributor’s primary offices are located at 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202. Correspondence with the Distributor should be addressed to Permanent Portfolio Family of Funds, c/o Quasar Distributors, LLC, 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

Custodian

The Trust’s custodian is State Street Bank and Trust Company (“Custodian”). The Custodian’s primary offices are located at One Lincoln Street, Boston, Massachusetts 02111. Correspondence with the Custodian should be addressed to Permanent Portfolio Family of Funds, c/o State Street Bank and Trust Company, P.O. Box 1713, Boston, Massachusetts 02105.

Transfer Agent and Dividend-Disbursing Agent

The Trust’s transfer agent and dividend-disbursing agent is U.S. Bancorp Fund Services, LLC (“Transfer Agent”). The Transfer Agent’s primary offices are located at 615 East Michigan Street, Milwaukee, Wisconsin 53202. Correspondence with the Transfer Agent should be addressed to Permanent Portfolio Family of Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201.

FINANCIAL HIGHLIGHTS

These financial highlight tables are intended to help you understand each Portfolio’s financial performance for the past five years. Certain information reflects financial results for a single share in a Portfolio. Total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and other distributions). This information has been audited by Tait, Weller & Baker LLP, the Trust’s independent registered public accounting firm, whose report dated March 30, 2018, along with the Trust’s financial statements, is included in the Trust’s Annual Report to Shareholders. The Trust’s Annual Report to Shareholders is available, without charge and upon request, from the Trust’s Shareholder Services Office and on the Trust’s website at www.permanentportfoliofunds.com.

Permanent Portfolio®	Year Ended January 31,

Class I Shares (PRPFX)(1)	2018	2017	2016	2015	2014

Net asset value, beginning of year	$39.04	$34.37	$40.72	$42.96	$49.59

Income (loss) from investment operations:
Net investment income(2)	.35	.27	.31	.28	.31
Net realized and unrealized gain (loss) on investments and foreign currencies(3)	3.50	4.76	(4.22)	.65	(2.34)

Total income (loss) from investment operations	3.85	5.03	(3.91)	.93	(2.03)

Less distributions from:
Net investment income	(.34)	(.31)	(.41)	(.27)	(.25)
Net realized gain on investments	(.54)	(.05)	(2.03)	(2.90)	(4.35)

Total distributions	(.88)	(.36)	(2.44)	(3.17)	(4.60)

Net asset value, end of year	$42.01	$39.04	$34.37	$40.72	$42.96

Total return(4)	9.97%	14.65%	(9.69)%	2.30%	(4.12)%

Ratios / supplemental data:
Net assets, end of year (in thousands)	$2,556,582	$2,795,366	$2,763,227	$5,634,021	$8,992,350

Portfolio turnover rate	9.03%	19.08%	5.92%	17.43%	4.29%
Ratio of expenses to average net assets:
After Advisory Fee waiver	.82%	.82%	.80%	.76%	.72%
Before Advisory Fee waiver	.82%	.82%	.80%	.78%	.77%
Ratio of net investment income to average net assets:
After Advisory Fee waiver	.88%	.71%	.79%	.65%	.65%
Before Advisory Fee waiver	.88%	.71%	.79%	.63%	.60%

(1)	Information contained herein is for each share of capital stock outstanding throughout each year.
(2)	Net investment income is based on average shares outstanding during the year.
(3)	Per share net realized and unrealized gains or losses on investments and foreign currencies may not correspond with the change in aggregate unrealized gains and losses in the Portfolio’s securities because of the timing of sales and repurchases of the Portfolio’s shares in relation to fluctuating market values for the Portfolio.
(4)	Assumes reinvestment of all dividends and distributions, and deduction of all fees and expenses except, through January 21, 2016, the $35 one-time account start-up fee.

Permanent Portfolio®	Year Ended January 31,	Eight Months Ended January 31,

Class A Shares (PRPDX)(1)	2018	2017

Net asset value, beginning of period	$39.01	$37.31

Income from investment operations:
Net investment income (loss)(2)	.22	(.30)
Net realized and unrealized gain on investments and foreign currencies(3)	3.52	2.33

Total income from investment operations	3.74	2.03

Less distributions from:
Net investment income	(.27)	(.28)
Net realized gain on investments	(.54)	(.05)

Total distributions	(.81)	(.33)

Net asset value, end of period	$41.94	$39.01

Total return(4)	9.69%	5.45%	†

Ratios / supplemental data:
Net assets, end of period (in thousands)	$3,842	$1,568

Portfolio turnover rate	9.03%	19.08%	†
Ratio of expenses to average net assets	1.07%	1.07%	*
Ratio of net investment income (loss) to average net assets	.55%	(1.17)%	*

†	Not annualized.
*	Annualized.
(1)	Information contained herein is for each share of capital stock outstanding throughout each period. Shares commenced operations on May 31, 2016.
(2)	Net investment income (loss) is based on average shares outstanding during the period.
(3)	Per share net realized and unrealized gains or losses on investments and foreign currencies may not correspond with the change in aggregate unrealized gains and losses in the Portfolio’s securities because of the timing of sales and repurchases of the Portfolio’s shares in relation to fluctuating market values for the Portfolio.
(4)	Assumes reinvestment of all dividends and distributions, and deduction of all fees and expenses.

Permanent Portfolio®	Year Ended January 31,	Eight Months Ended January 31,

Class C Shares (PRPHX)(1)	2018	2017

Net asset value, beginning of period	$38.87	$37.31

Income from investment operations:
Net investment loss(2)	(.07)	(.21)
Net realized and unrealized gain on investments and foreign currencies(3)	3.48	2.04

Total income from investment operations	3.41	1.83

Less distributions from:
Net investment income	(.06)	(.22)
Net realized gain on investments	(.54)	(.05)

Total distributions	(.60)	(.27)

Net asset value, end of period	$41.68	$38.87

Total return(4)	8.87%	4.92%	†

Ratios / supplemental data:
Net assets, end of period (in thousands)	$2,884	$928

Portfolio turnover rate	9.03%	19.08%	†
Ratio of expenses to average net assets	1.82%	1.82%	*
Ratio of net investment loss to average net assets	(.19)%	(.81)%	*

†	Not annualized.
*	Annualized.
(1)	Information contained herein is for each share of capital stock outstanding throughout each period. Shares commenced operations on May 31, 2016.
(2)	Net investment loss is based on average shares outstanding during the period.
(3)	Per share net realized and unrealized gains or losses on investments and foreign currencies may not correspond with the change in aggregate unrealized gains and losses in the Portfolio’s securities because of the timing of sales and repurchases of the Portfolio’s shares in relation to fluctuating market values for the Portfolio.
(4)	Assumes reinvestment of all dividends and distributions, and deduction of all fees and expenses.

Short-Term Treasury Portfolio	Year Ended January 31,

Class I Shares (PRTBX)(1)	2018	2017	2016	2015	2014

Net asset value, beginning of year	$64.71	$64.81	$65.20	$65.63	$66.03

Income (loss) from investment operations:
Net investment income (loss)(2)	.14	(.12)	(.40)	(.42)	(.40)
Net realized and unrealized gain (loss) on investments(3)(4)	(.08)	.02	.01	(.01)	—

Total income (loss) from investment operations	.06	(.10)	(.39)	(.43)	(.40)

Less distributions from:
Net investment income	—	—	—	—	—

Total distributions	—	—	—	—	—

Net asset value, end of year	$64.77	$64.71	$64.81	$65.20	$65.63

Total return(4)(5)	.09%	(.15)%	(.60)%	(.66)%	(.61)%

Ratios / supplemental data:
Net assets, end of year (in thousands)	$12,407	$16,458	$20,407	$21,031	$25,237

Portfolio turnover rate(6)	24.81%	—%	—%	—%	—%
Ratio of expenses to average net assets:
After Advisory Fee waiver	.72%	.71%	.71%	.70%	.69%
Before Advisory Fee waiver	1.22%	1.21%	1.21%	1.20%	1.19%
Ratio of net investment income (loss) to average net assets:
After Advisory Fee waiver	.22%	(.18)%	(.62)%	(.64)%	(.60)%
Before Advisory Fee waiver	(.28)%	(.68)%	(1.12)%	(1.14)%	(1.10)%

(1)	Information contained herein is for each share of capital stock outstanding throughout each year.
(2)	Net investment income (loss) is based on average shares outstanding during the year.
(3)	Per share net realized and unrealized gains or losses on investments may not correspond with the change in aggregate unrealized gains and losses in the Portfolio’s securities because of the timing of sales and repurchases of the Portfolio’s shares in relation to fluctuating market values for the Portfolio.
(4)	The receipt of a payment from the Fund’s custodian had the effect of increasing net realized and unrealized gain (loss) on investments by $.02 per share and increasing total return by .03% during the year ended January 31, 2016. Without this payment, total return would have been (.63)% during the year then ended.
(5)	Assumes reinvestment of all dividends and distributions, and deduction of all fees and expenses except, through January 21, 2016, the $35 one-time account start-up fee.
(6)	Through January 21, 2016, portfolio turnover was not applicable since the Portfolio only invested in securities with maturities of one year or less.

Versatile Bond Portfolio	Year Ended January 31,

Class I Shares (PRVBX)(1)	2018	2017	2016	2015	2014

Net asset value, beginning of year	$58.90	$50.55	$60.50	$60.50	$60.93

Income (loss) from investment operations:
Net investment income(2)	1.54	2.20	2.48	2.37	2.50
Net realized and unrealized gain (loss) on investments(3)(4)	(1.26)	8.07	(9.41)	.23	(.17)

Total income (loss) from investment operations	.28	10.27	(6.93)	2.60	2.33

Less distributions from:
Net investment income	(1.89)	(1.74)	(2.57)	(1.91)	(2.25)
Net realized gain on investments	—	(.18)	(.45)	(.69)	(.51)

Total distributions	(1.89)	(1.92)	(3.02)	(2.60)	(2.76)

Net asset value, end of year	$57.29	$58.90	$50.55	$60.50	$60.50

Total return(4)(5)	.48%	20.29%	(11.76)%	4.37%	3.90%

Ratios / supplemental data:
Net assets, end of year (in thousands)	$6,491	$11,937	$10,068	$18,942	$14,287

Portfolio turnover rate	29.87%	26.35%	15.63%	38.23%	48.71%
Ratio of expenses to average net assets:
After Advisory Fee waiver	.84%	.84%	.84%	.82%	.82%
Before Advisory Fee waiver	1.22%	1.22%	1.22%	1.19%	1.19%
Ratio of net investment income to average net assets:
After Advisory Fee waiver	2.63%	3.86%	4.23%	3.81%	4.05%
Before Advisory Fee waiver	2.26%	3.48%	3.85%	3.44%	3.68%

(1)	Information contained herein is for each share of capital stock outstanding throughout each year.
(2)	Net investment income is based on average shares outstanding during the year.
(3)	Per share net realized and unrealized gains or losses on investments may not correspond with the change in aggregate unrealized gains and losses in the Portfolio’s securities because of the timing of sales and repurchases of the Portfolio’s shares in relation to fluctuating market values for the Portfolio.
(4)	The receipt of a payment from the Fund’s investment adviser had the effect of increasing net realized and unrealized gain (loss) on investments by $.30 per share and increasing total return by .51% during the year ended January 31, 2018. Without this payment, total return would have been (.03)% during the year then ended.
(5)	Assumes reinvestment of all dividends and distributions, and deduction of all fees and expenses except, through January 21, 2016, the $35 one-time account start-up fee.

Versatile Bond Portfolio	Year Ended January 31,	Eight Months Ended January 31,

Class A Shares (PRVDX)(1)	2018	2017

Net asset value, beginning of period	$58.86	$56.69

Income from investment operations:
Net investment income(2)	1.35	1.31
Net realized and unrealized gain (loss) on investments(3)(4)	(1.21)	2.71

Total income from investment operations	.14	4.02

Less distributions from:
Net investment income	(1.73)	(1.67)
Net realized gain on investments	—	(.18)

Total distributions	(1.73)	(1.85)

Net asset value, end of period	$57.27	$58.86

Total return(4)(5)	.25%	7.06%	†

Ratios / supplemental data:
Net assets, end of period (in thousands)	$12	$16

Portfolio turnover rate	29.87%	26.35%	†
Ratio of expenses to average net assets:
After Advisory Fee waiver	1.09%	1.09%	*
Before Advisory Fee waiver	1.47%	1.47%	*
Ratio of net investment income to average net assets:
After Advisory Fee waiver	2.31%	3.34%	*
Before Advisory Fee waiver	1.94%	2.96%	*

†	Not annualized.
*	Annualized.
(1)	Information contained herein is for each share of capital stock outstanding throughout each period. Shares commenced operations on May 31, 2016.
(2)	Net investment income is based on average shares outstanding during the period.
(3)	Per share net realized and unrealized gains or losses on investments may not correspond with the change in aggregate unrealized gains and losses in the Portfolio’s securities because of the timing of sales and repurchases of the Portfolio’s shares in relation to fluctuating market values for the Portfolio.
(4)	The receipt of a payment from the Fund’s investment adviser had the effect of increasing net realized and unrealized gain (loss) on investments by $.30 per share and increasing total return by .51% during the year ended January 31, 2018. Without this payment, total return would have been (.26)% during the year then ended.
(5)	Assumes reinvestment of all dividends and distributions, and deduction of all fees and expenses.

Versatile Bond Portfolio	Year Ended January 31,	Eight Months Ended January 31,

Class C Shares (PRVHX)(1)	2018	2017

Net asset value, beginning of period	$58.83	$56.69

Income (loss) from investment operations:
Net investment income(2)	.91	1.02
Net realized and unrealized gain (loss) on investments(3)(4)	(1.21)	2.69

Total income (loss) from investment operations	(.30)	3.71

Less distributions from:
Net investment income	(1.35)	(1.39)
Net realized gain on investments	—	(.18)

Total distributions	(1.35)	(1.57)

Net asset value, end of period	$57.18	$58.83

Total return(4)(5)	(.50)%	6.53%	†

Ratios / supplemental data:
Net assets, end of period (in thousands)	$11	$11

Portfolio turnover rate	29.87%	26.35%	†
Ratio of expenses to average net assets:
After Advisory Fee waiver	1.84%	1.84%	*
Before Advisory Fee waiver	2.22%	2.22%	*
Ratio of net investment income to average net assets:
After Advisory Fee waiver	1.56%	2.61%	*
Before Advisory Fee waiver	1.18%	2.23%	*

†	Not annualized.
*	Annualized.
(1)	Information contained herein is for each share of capital stock outstanding throughout each period. Shares commenced operations on May 31, 2016.
(2)	Net investment income is based on average shares outstanding during the period.
(3)	Per share net realized and unrealized gains or losses on investments may not correspond with the change in aggregate unrealized gains and losses in the Portfolio’s securities because of the timing of sales and repurchases of the Portfolio’s shares in relation to fluctuating market values for the Portfolio.
(4)	The receipt of a payment from the Fund’s investment adviser had the effect of increasing net realized and unrealized gain (loss) on investments by $.30 per share and increasing total return by .51% during the year ended January 31, 2018. Without this payment, total return would have been (1.01)% during the year then ended.
(5)	Assumes reinvestment of all dividends and distributions, and deduction of all fees and expenses.

Aggressive Growth Portfolio	Year Ended January 31,

Class I Shares (PAGRX)(1)	2018	2017	2016	2015	2014

Net asset value, beginning of year	$58.52	$53.73	$67.53	$65.03	$52.58

Income (loss) from investment operations:
Net investment income(2)	.55	.37	.22	.22	.26
Net realized and unrealized gain (loss) on investments(3)	13.98	14.07	(10.33)	4.28	13.91

Total income (loss) from investment operations	14.53	14.44	(10.11)	4.50	14.17

Less distributions from:
Net investment income	(.63)	(.39)	(.95)	(.21)	(.33)
Net realized gain on investments	(4.88)	(9.26)	(2.74)	(1.79)	(1.39)

Total distributions	(5.51)	(9.65)	(3.69)	(2.00)	(1.72)

Net asset value, end of year	$67.54	$58.52	$53.73	$67.53	$65.03

Total return(4)	25.82%	26.70%	(15.50)%	6.83%	26.84%

Ratios / supplemental data:
Net assets, end of year (in thousands)	$31,309	$28,736	$28,120	$44,954	$48,167

Portfolio turnover rate	3.65%	5.52%	7.22%	5.06%	.31%
Ratio of expenses to average net assets	1.21%	1.21%	1.21%	1.20%	1.20%
Ratio of net investment income to average net assets	.88%	.62%	.34%	.32%	.44%

(1)	Information contained herein is for each share of capital stock outstanding throughout each year.
(2)	Net investment income is based on average shares outstanding during the year.
(3)	Per share net realized and unrealized gains or losses on investments may not correspond with the change in aggregate unrealized gains and losses in the Portfolio’s securities because of the timing of sales and repurchases of the Portfolio’s shares in relation to fluctuating market values for the Portfolio.
(4)	Assumes reinvestment of all dividends and distributions, and deduction of all fees and expenses except, through January 21, 2016, the $35 one-time account start-up fee.

Aggressive Growth Portfolio	Year Ended January 31,	Eight Months Ended January 31,

Class A Shares (PAGDX)(1)	2018	2017

Net asset value, beginning of period	$58.50	$60.81

Income from investment operations:
Net investment income (loss)(2)	.32	(.01)
Net realized and unrealized gain on investments(3)	14.03	7.25

Total income from investment operations	14.35	7.24

Less distributions from:
Net investment income	(.50)	(.29)
Net realized gain on investments	(4.88)	(9.26)

Total distributions	(5.38)	(9.55)

Net asset value, end of period	$67.47	$58.50

Total return(4)	25.49%	11.76%	†

Ratios / supplemental data:
Net assets, end of period (in thousands)	$83	$11

Portfolio turnover rate	3.65%	5.52%	†
Ratio of expenses to average net assets	1.46%	1.46%	*
Ratio of net investment income (loss) to average net assets	.51%	(.01)%	*

†	Not annualized.
*	Annualized.
(1)	Information contained herein is for each share of capital stock outstanding throughout each period. Shares commenced operations on May 31, 2016.
(2)	Net investment income (loss) is based on average shares outstanding during the period.
(3)	Per share net realized and unrealized gains or losses on investments may not correspond with the change in aggregate unrealized gains and losses in the Portfolio’s securities because of the timing of sales and repurchases of the Portfolio’s shares in relation to fluctuating market values for the Portfolio.
(4)	Assumes reinvestment of all dividends and distributions, and deduction of all fees and expenses.

Aggressive Growth Portfolio	Year Ended January 31,	Eight Months Ended January 31,

Class C Shares (PAGHX)(1)	2018	2017

Net asset value, beginning of period	$58.44	$60.81

Income from investment operations:
Net investment loss(2)	(.22)	(.33)
Net realized and unrealized gain on investments(3)	14.02	7.24

Total income from investment operations	13.80	6.91

Less distributions from:
Net investment income	(.41)	(.02)
Net realized gain on investments	(4.88)	(9.26)

Total distributions	(5.29)	(9.28)

Net asset value, end of period	$66.95	$58.44

Total return(4)	24.55%	11.20%	†

Ratios / supplemental data:
Net assets, end of period (in thousands)	$45	$11

Portfolio turnover rate	3.65%	5.52%	†
Ratio of expenses to average net assets	2.21%	2.21%	*
Ratio of net investment loss to average net assets	(.34)%	(.76)%	*

†	Not annualized.
*	Annualized.
(1)	Information contained herein is for each share of capital stock outstanding throughout each period. Shares commenced operations on May 31, 2016.
(2)	Net investment loss is based on average shares outstanding during the period.
(3)	Per share net realized and unrealized gains or losses on investments may not correspond with the change in aggregate unrealized gains and losses in the Portfolio’s securities because of the timing of sales and repurchases of the Portfolio’s shares in relation to fluctuating market values for the Portfolio.
(4)	Assumes reinvestment of all dividends and distributions, and deduction of all fees and expenses.

YOUR INVESTMENT

Choosing a Share Class

A Shares, C Shares and I Shares

All classes of each Portfolio share the same investment objective, strategies and investments, but the different share classes have different expense structures and eligibility requirements. Class A shares are sold with a front-end sales charge, which may be reduced or waived, as discussed below. Class A and Class C shares’ cost structure includes a plan pursuant to Rule 12b-1 under the 1940 Act that allows the payment of fees for the sale, distribution and/or service of their shares (“Rule 12b-1 fees”). Class I shares do not bear any Rule 12b-1 fees. You should choose the class with the expense structure that best meets your needs and for which you are eligible. Some factors to consider are the amount you plan to invest, the time period before you expect to sell your shares, and whether you might invest more money in the Portfolio(s) in the future. Your financial representative can help you decide which share class is appropriate for you.

Class A

•	A front-end sales charge which may be reduced or waived, as described in the section “How Sales Charges are Calculated.”

•	Rule 12b-1 fees at an annual rate of .25%.

•	No front-end sales charge on investments of $1 million or more, subject to a 1.00% contingent deferred sales charge (“CDSC”) on shares sold within one year of purchase.

Class C

•	No front-end sales charge.

•	Rule 12b-1 fees at an annual rate of 1.00%.

•	A 1.00% CDSC on shares sold within one year of purchase.

The maximum amount you may invest in Class C shares with any single purchase is $999,999.99. The Transfer Agent may accept a purchase request for Class C shares for $1 million or more when the purchase is made is pursuant to the Reinstatement Privilege (see “Sales Charge Reductions and Waivers — Reinvestment Privilege”).

Class I

•	No front-end sales charge.

•	No Rule 12b-1 fees or CDSCs.

Eligibility requirements for purchase of each class of shares is described below under “Who Can Buy Class A, Class C and Class I Shares.”

Rule 12b-1 Fees

Rule 12b-1 fees are paid to, but not retained by, the Distributor. These fees are used by the Distributor to pay for expenses relating to the distribution and servicing of Portfolio shares. The services fee component per class of Rule 12b-1 fees is as follows:

Class A

•	The services fee represents the entire portion of the .25% Rule 12b-1 fee.

Class C

•	The services fee represents .25% of the overall 1.00% Rule 12b-1 fee.

Because Rule 12b-1 fees are paid out of a Portfolio’s assets on an ongoing basis, over time they will increase the cost of your investment and may cost shareholders more than other types of sales charges.

Investing through Financial Intermediaries and Payments to Financial Intermediaries

Shares of the Portfolios are sold through financial intermediaries, such as a bank, brokerage firm, workplace retirement plan, financial adviser or fund “supermarket” platform that have entered an agreement(s) with the Investment Adviser, Portfolio(s) and/or Distributor authorizing the sale or servicing of Portfolio shares. If you use a financial intermediary, you may contact that intermediary to buy or sell shares of the Portfolios described in this Prospectus. Your financial intermediary may not offer all classes of shares.

The fees and policies outlined in this Prospectus are set by the Trust. However, if you use a financial intermediary, most of the information you will need for managing your investment will come from that intermediary. This includes information on how to buy and sell shares, initial and/or subsequent investment minimums, investor services, and additional policies. In exchange for the services offered, financial intermediaries may charge fees that are in addition to those described in this Prospectus. Any such fees are not a charge of the respective Portfolio. In addition, certain financial intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers or CDSC waivers. Please see “Additional Information on Purchases through Financial Intermediaries” for more information.

Financial intermediaries are authorized to designate other financial intermediaries to accept purchase or sale orders on a Portfolio’s behalf.

Financial intermediaries may be compensated for selling shares of the Portfolios by the payment of sales commissions, if any, and indirectly, as a result of a Portfolio paying Rule 12b-1 fees, if any. Certain financial intermediaries may request, and the Investment Adviser may agree to make, payments in addition to sales commissions and Rule 12b-1 fees out of the Investment Adviser’s own resources. These payments, sometimes referred to as “revenue sharing,” do not change the price paid by investors to purchase shares in the Portfolios or the amount investors in the Portfolios would receive as proceeds from the sale (redemption) of such shares and will not increase the expenses of investing in the Portfolios. The Investment Adviser is motivated to make these payments since they promote the sale of the shares of the Portfolios and the retention of those investments by clients of financial intermediaries. To the extent financial intermediaries sell more shares of a Portfolio or retain shares of a Portfolio in their clients’ accounts, the Investment Adviser benefits from the incremental fees paid to it by the Portfolio with respect to those assets.

The Investment Adviser may make revenue sharing payments for, among others things, inclusion of a Portfolio on a financial intermediary’s sales system, permitting the Investment Adviser to participate in and/or present at conferences, seminars or sales or training programs for financial intermediary personnel, and supporting financial intermediaries with marketing efforts. Revenue sharing payments may also be made to financial intermediaries that provide various services to the Portfolios or to their shareholders, including but not limited to, recordkeeping, statement preparation, shareholder servicing, transaction processing, sub-accounting services and other administrative services. The Investment Adviser may make other payments or allow other promotional incentives to financial intermediaries to the extent permitted by the SEC, by FINRA, and by other applicable laws and regulations. Such revenue sharing payments may be calculated based on the average daily net assets of the Portfolio(s) attributable to a particular financial intermediary and/or on sales of new shares in the Portfolio(s) attributable to a particular financial intermediary. Not all financial intermediaries receive additional compensation and the amount of compensation will vary. These payments could be significant to a firm. The SAI discusses the Investment Adviser’s revenue-sharing arrangements in more detail.

Although a financial intermediary may seek revenue-sharing payments to offset costs incurred by it in selling Portfolio shares and servicing its clients who have invested in a Portfolio, the intermediary may earn a profit on these payments. Revenue-sharing payments may provide your financial intermediary with an incentive to favor a Portfolio over another investment. You can ask your financial intermediary about any payments it receives from the Investment Adviser or the Portfolios, as well as about fees and/or commissions it charges.

The Investment Adviser may have other relationships with your financial intermediary relating to the provision of services to a Portfolio, such as providing omnibus account services or effecting portfolio transactions for the Portfolio. If your intermediary provides these services, the Investment Adviser or the Portfolio may compensate the intermediary for these services.

Who Can Buy Class A, Class C and Class I Shares

Class A and Class C shares are available to all investors through participating financial intermediaries. Investors may not purchase Class A or Class C shares of a Portfolio through the Transfer Agent.

Class I shares are offered to the following types of investors (see “Opening an Account”):

•	Clients of financial intermediaries who participate in fixed or asset-based fee advisory programs at the financial intermediary.

•	Clients of financial intermediaries who have entered into agreements with the Investment Adviser, Portfolio and/or Distributor to offer Class I shares through no-load networks or platforms or self-directed investment brokerage accounts that may charge transaction fees to clients.

•	Investors who invest directly in a Portfolio through the Transfer Agent.

•	Shareholders who owned shares of any Portfolio as of May 27, 2016 may continue to purchase Class I shares of any Portfolio as long as they continuously maintain an account in Class I shares.

•	“Retirement Plans” including but not limited to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing plans, employer sponsored benefit plans (including health savings accounts), and individual retirement accounts (“IRA”) that are administered on the same IRA recordkeeping platform and that invest in a Portfolio through a single omnibus account pursuant to an agreement with the Investment Adviser, Portfolio and/or Distributor. (For investors who maintain self-directed investment brokerage accounts at certain financial intermediaries, Retirement Plans do not include individual retirement vehicles, such as traditional and Roth IRAs, Coverdell education savings accounts, individual 403(b)(7) custodial accounts, Keogh plans, SEPs, SARSEPs, SIMPLE IRAs, 529 college savings plans or similar accounts.)

•	Endowment funds and foundations.

•	Any state, county or city, or its instrumentality, department, authority or agency.

•	Accounts registered to insurance companies, trust companies and bank trust departments.

•	Any entity that is considered a corporation for tax purposes.

•	Investment companies.

•	Trustees, officers and other individuals who are affiliated with the Trust or the Investment Adviser and accounts or funds managed by the Investment Adviser or its affiliates.

How Sales Charges are Calculated

Class A sales charges for the Permanent Portfolio and the Aggressive Growth Portfolio are as follows:

The initial sales charge you pay each time you buy Class A shares differs depending upon the amount you invest and may be reduced or eliminated for larger purchases as indicated below. The “offering price,” the price you pay to buy shares, includes any applicable sales charge, which will be deducted directly from your investment. Shares acquired through reinvestment of dividends or capital gain distributions are not subject to an initial sales change.

Your Investment	As a % of Offering Price*	As a % of Your Investment	Dealer Reallowance as a Percentage of the Offering Price
Less than $25,000	5.00%	5.26%	5.00%
$25,000 but less than $50,000	4.50%	4.71%	4.50%
$50,000 but less than $100,000	4.00%	4.17%	4.00%
$100,000 but less than $250,000	3.25%	3.36%	3.25%
$250,000 but less than $500,000	2.50%	2.56%	2.50%
$500,000 but less than $1,000,000	1.50%	1.52%	1.50%
$1,000,000 and over	—%	—%	—%

Class A sales charges for the Versatile Bond Portfolio are as follows:

Your Investment	As a % of Offering Price*	As a % of Your Investment	Dealer Reallowance as a Percentage of the Offering Price
Less than $100,000	4.00%	4.17%	4.00%
$100,000 but less than $250,000	3.50%	3.63%	3.50%
$250,000 but less than $500,000	2.50%	2.56%	2.50%
$500,000 but less than $1,000,000	2.00%	2.04%	2.00%
$1,000,000 and over	—%	—%	—%

* Offering price is the net asset value per share plus any initial sales charge.

You may qualify for a reduced Class A sales charge if you own or are purchasing Class A, Class C or Class I shares of a Portfolio of the Trust. This includes investments held in Retirement Plans or with a broker or financial representative other than the one handling your current purchase. The Trust will credit the combined value, at the current offering price, of all eligible accounts to determine whether you qualify for a reduced sales charge on your current purchase. You may need to provide documentation for these accounts, such as an account statement. For more information about sales charges, reductions, and waivers, you may visit the Trust’s website www.permanentportfoliofunds.com, which includes hyperlinks to facilitate access to this information. You may also consult your financial representative, or refer to the section entitled “Sales Charge Reductions and Waivers” below and “Initial Sales Charges on Class A Shares” in the SAI. You may request an SAI from your financial representative, by accessing the Trust’s website www.permanentportfoliofunds.com, by calling the Transfer Agent at (800) 341-8900, or the Shareholder Services Office at (800) 531-5142.

To receive the reduced sales charge, you must tell your financial representative at the time you purchase the Portfolio’s Class A shares about any other Portfolio of the Trust held by you, your spouse and your children under the age of 21 living in the same household.

If shares of a Portfolio are tendered for redemption or repurchased by the Portfolio for any reason within seven business days after confirmation of the purchase order for such shares, the full sales load or other concession will be returned to the shareholder and any financial intermediary making such sale forfeits the right to receive any compensation on such shares.

Deferred Sales Charge (CDSC)

Class A shares are available with no front-end sales charge on investments of $1 million or more. Brokers that initiate and are responsible for purchases of $1 million or more will receive a sales commission of 1.00% of the offering price of Class A shares. As a result, Class A shares that were not subject to a front-end sales charge, but for which a commission or finder’s fee was paid, may be subject to a CDSC of 1.00% if such Class A shares are sold within one year of purchase. In addition, while Class C shares are offered at NAV, without any initial sales charge, a 1.00% CDSC may be charged on any Class C shares upon which a finder’s fee has been paid that are sold within one year of purchase.

For purposes of charging a CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends or capital gain distributions. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. Consult the SAI for additional details (see the back cover of this Prospectus).

Sales Charge Reductions and Waivers

Certain financial intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers or CDSC waivers. Please see “Additional Information on Purchases through Financial Intermediaries” for more information.

Reducing Your Class A Sales Charge

There are two ways you can combine multiple purchases of shares of the Portfolios of the Trust to take advantage of the breakpoints in the sales charge schedule. These methods can be combined in any manner.

•	Accumulation Privilege — lets you add the value of any class of shares of a Portfolio of the Trust you already own to the amount of your next Class A investment in order to qualify for the lower initial sales charge rates that apply to larger purchases. This includes Class A shares of any Portfolio held in: (i) all accounts (e.g., retirement accounts, trust accounts) with the Trust and/or your financial intermediary; (ii) accounts with other financial intermediaries; and (iii) accounts in the name of immediate family household members (spouse and children under 21 living in the same household). The applicable sales charge for the new purchase is based on the total of your current purchase and the current offering price of all other shares you own.

•

Letter of Intention — lets you purchase Class A shares of a Portfolio over a thirteen-month period and receive the same sales charge as if all shares had been purchased at once. You can use a Letter of Intention to qualify for reduced sales charges if you plan to invest at least $25,000 in Class A shares of the Permanent Portfolio or the Aggressive Growth Portfolio, and/or at least $100,000 in the Versatile Bond Portfolio during the next thirteen months. The calculation of this amount would include accumulations as well as your current holdings of all classes of a Portfolio(s) of the Trust, which include any reinvestment of dividends and capital gains distributions. When you sign this letter, the Portfolio agrees to charge you the reduced sales charges. Completing a Letter of Intention does not obligate you to purchase additional shares. However, if you do not buy enough shares to qualify for the lower sales charges by the end of the thirteen-month period your sales charges will be recalculated to reflect your actual purchase level.

To utilize any reduction, you must complete the appropriate section of your application, or contact your financial representative or the Transfer Agent. Consult the SAI for additional details (see the back cover of this Prospectus).

Group Investment Program

A group may be treated as a single purchaser under the accumulation privilege. Each investor has an individual account, but the group’s investments are combined for sales charge purposes, making the investors potentially eligible for reduced sales charges. There is no charge or obligation to invest (although initial investments per account opened must satisfy minimum initial investment requirements specified in “Opening an Account” below), and individual investors may close their accounts at any time.

To utilize this program, you must contact your financial representative or the Transfer Agent to find out how to qualify. Consult the SAI for additional details (see the back cover of this Prospectus).

CDSC Waivers

As long as the Transfer Agent is notified at the time you sell, the CDSC for Class A and Class C shares may be waived in the following cases:

•	Distributions from an IRA upon the shareholder’s attainment of age 59 1⁄2.

•	Tax-free returns of excess contributions to IRAs.

•	Because of shareholder death or post-purchase disability (this generally excludes accounts registered in the names of trusts and other entities).

•	The following types of transactions, if together they do not exceed 12% of the value of an account annually (consult the SAI for additional information about waivers regarding these types of transactions):

(i)	redemptions due to receiving required minimum distributions from retirement accounts upon reaching age 70 1⁄2;

(ii)	if you have established a systematic withdrawal plan through certain financial intermediaries, redemptions through such a plan (including any dividends and/or capital gain distributions taken in cash); and

(iii)	if no commission or transaction fee is paid by the Investment Adviser and/or Distributor to the financial intermediary at the time of purchase.

•	Redemptions made under certain liquidation, merger or acquisition transactions involving other investment companies.

•	Redemptions pursuant to the Portfolio’s right to liquidate an account that is below the minimum account value stated below in “Dividends, Taxes and Account Policies — Small Accounts”

To utilize a waiver, you must contact your financial representative or the Transfer Agent. Consult the SAI for additional details (see the back cover of this Prospectus).

Reinstatement Privilege

If you sell shares of a Portfolio, you may reinvest some or all of the proceeds back into the same share class of the same Portfolio and account from which it was sold within one hundred twenty days without a sales charge, subject to investment minimums, as long as the Transfer Agent or your financial representative is notified before you reinvest. Generally, if you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC paid on the amount you are reinvesting within one hundred twenty days of your reinvestment by adding it to the amount of the reinvestment.

To utilize this privilege, you must contact your financial representative or the Transfer Agent. Consult the SAI for additional details (see the back cover of this Prospectus).

Waivers for Certain Investors

The following investors or investments may qualify to buy Class A shares without an initial sales charge or CDSC:

•	Selling brokers and their employees and sales representatives (and their immediate family members).

•	Shares acquired by investors who participate in fixed or asset-based fee programs at certain financial intermediaries.

•	Investors investing through certain Retirement Plans.

If you want to learn about additional waivers of the Class A initial sales charge or CDSC, contact your financial representative. To utilize a waiver, you must contact your financial representative or the Transfer Agent. Consult the SAI for additional details (see the back cover of this Prospectus).

Other Waivers

Front-end sales charges and CDSCs are not imposed in connection with the following transactions:

•	Reinvestment of dividends or capital gains distributions (see “Dividends, Taxes and Account Policies” in this Prospectus for additional details).

•	Exchanges from one Portfolio of the Trust to the same class of any other Portfolio of the Trust, except if shares acquired by exchange are then redeemed within the period during which the CDSC would apply to the initial shares purchased (see “Transaction Policies — Portfolio Exchange” in this Prospectus for additional details).

Sales charge waivers described in this Prospectus and in the SAI may be available for eligible purchases made through a financial intermediary, depending on the financial intermediary’s policies and procedures regarding such waivers. Consult your financial representative to determine which sales charge waivers, if any, you are entitled to receive when purchasing through your financial intermediary.

Similarly, when purchasing through a financial intermediary, your eligibility to receive sales charge waivers or sales charge reductions through reinstatement, rights of accumulation, letters of intent, group investments, Portfolio exchanges and/or share class conversions depends on the policies and procedures of the financial intermediary. In some cases, due to intermediary policies and procedures, customers may receive waivers in circumstances that are not expressly provided for in this Prospectus or the SAI.

In all instances, it is your responsibility to notify your financial intermediary or the Transfer Agent at the time of purchase of any relationship or other facts qualifying you for sales charge waivers or reductions.

Additional Information on Purchases through Financial Intermediaries

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares through the Transfer Agent or through a financial intermediary. Certain financial intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers or CDSC waivers, which are discussed below. For waivers and discounts not available through a particular intermediary, you will have to purchase Portfolio shares through another intermediary to receive these waivers or discounts.

Merrill Lynch

Shareholders purchasing Portfolio shares through a “Merrill Lynch” platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Trust’s Prospectus or SAI.

Front-End Sales Load Waivers on Class A Shares Available at Merrill Lynch
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
Shares purchased by or through a 529 Plan
Shares purchased through a Merrill Lynch affiliated investment advisory program
Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform
Shares purchased through the Merrill Edge Self-Directed platform (if applicable)
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Portfolio (but not any other Portfolio within the Trust)
Shares exchanged from Class C (i.e., level-load) shares of the same Portfolio in the month of or following the 10-year anniversary of the purchase date
Employees and registered representatives of Merrill Lynch or its affiliates and their family members
Trustees of the Trust, and employees of the Trust’s investment adviser or any of its affiliates, as described in this Prospectus
Shares purchased from the proceeds of redemptions within the Trust, provided: (1) the repurchase occurs within ninety days following the redemption; (2) the redemption and purchase occur in the same account; and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)
CDSC Waivers on A and C Shares Available at Merrill Lynch
Death or disability of the shareholder
Shares sold as part of a Systematic Withdrawal Plan as described in this Prospectus
Return of excess contributions from an IRA Account
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70 1⁄2
Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
Shares acquired through a Right of Reinstatement
Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee-based accounts or platforms
Front-End Load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent
Breakpoints as described in this Prospectus
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Trust assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible Trust assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within the Trust, through Merrill Lynch, over a 13-month period of time (if applicable)

Morgan Stanley Wealth Management

Effective July 1, 2018, shareholders purchasing Portfolio shares through a “Morgan Stanley Wealth Management” transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Trust’s Prospectus or SAI.

Front-End Sales Charge Waivers on Class A Shares Available at Morgan Stanley Wealth Management
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans
Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules
Shares purchased through reinvestment of dividends and capital gain distributions when purchasing shares of the same Portfolio
Shares purchased through a Morgan Stanley self-directed brokerage account
Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same Portfolio pursuant to Morgan Stanley Wealth Management’s share class conversion program
Shares purchased from the proceeds of redemptions within the same fund family, provided: (i) the repurchase occurs within ninety days following the redemption; (ii) the redemption and purchase occur in the same account; and (iii) redeemed shares were subject to a front-end or deferred sales charge

Conversion Privilege

You may be able to convert your shares to a different share class of the same Portfolio that has a lower expense ratio provided certain conditions are met. This conversion feature is intended for shares held through a financial intermediary offering a fixed or asset-based fee advisory program that has an agreement with the Investment Adviser, Portfolio and/or Distributor specific for this purpose. In such instance, your shares may be converted under certain circumstances. Class A and Class C shares of a Portfolio may be converted to Class I shares of the same Portfolio. Generally, Class C shares are not eligible for conversion until the applicable CDSC period has expired. (Unlike an exchange of one Portfolio’s shares for shares of another Portfolio, a conversion of shares to a different class of shares of the same Portfolio generally is not a taxable event. Please consult a tax adviser before requesting an exchange.)

If a financial intermediary has entered into an agreement with the Investment Adviser, Portfolio(s) and/or Distributor relating to the conversion of Class C shares, Class C shares held in certain accounts with that financial intermediary may automatically convert to Class A shares within specified time periods, without payment of an initial sales charge, in accordance with the policies, procedures and systems of the financial intermediary.

To utilize this privilege, you must contact your financial representative. Please contact your financial intermediary for additional information.

Opening an Account

1.	Read this Prospectus carefully.

2.	Determine how much you want to invest. The minimum initial investment for Class A, Class C and Class I shares of the Portfolios is $1,000 and the minimum subsequent investment to add to an existing account is $100. Your financial intermediary may have different initial and/or subsequent investment minimums.

3.	Shareholders must complete the account application, carefully following the instructions. If you have any questions, contact your financial representative or call the Transfer Agent at (800) 341-8900 or the Shareholder Services Office at (800) 531-5142.

4.	Complete the appropriate parts of the account privileges application. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.

5.	Make your initial investment using the instructions under “Buying Shares.” You and your financial representative can initiate any purchase, exchange or sale of shares.

Important Information About Opening a New Account

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act) requires all financial institutions to obtain, verify and record the following information that identifies each person or entity that opens an account:

•	Individual investors — when you open an account, you will be asked for your name, residential address, date of birth and social security number.

•	Investors other than individuals — when you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (“TIN”) and may be requested to provide information on persons with authority or control over the account, such as name, residential address, date of birth and social security number. You may also be asked to provide documents, such as articles of incorporation, trust instruments or partnership agreements and other information that will help the Transfer Agent identify the entity. Please see the account application for more details.

Orders in Proper Form

In order to receive a day’s price, your order must be received in good order by the close of the regular trading of the New York Stock Exchange (“NYSE”).

Buying Shares

	Opening an Account	Adding to an Account

By Check

Make out a check (payable in U.S. dollars drawn on a U.S. bank, savings and loan or credit union) for the investment amount, payable to “Permanent Portfolio Family of Funds.”

Deliver the check and your completed application to your financial representative, or mail them to the Transfer Agent (address below).

The Trust will not accept payment in cash, money orders, third party checks, Treasury checks, credit card checks, travelers checks, starter checks, post-dated checks or any conditional orders or payments.

Make out a check for the investment amount, payable to “Permanent Portfolio Family of Funds.”

Deliver the check and your investment slip or note to your financial representative, or mail them to the Transfer Agent (address below).

By Exchange	Call your financial representative or the Transfer Agent to request an exchange.	Call your financial representative or the Transfer Agent to request an exchange.

By Wire

Deliver your completed application to your financial representative, or mail it to the Transfer Agent.

Obtain your account number by calling your financial representative or the Transfer Agent.

Instruct your bank to wire the amount of your investment. Specify the Portfolio name, the share class, your account number and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

Whether you are making an initial investment or an additional investment, please contact your financial representative or the Transfer Agent to notify them of your intent to wire funds, to advise as to which Portfolio(s) you wish to invest and to verify wire instructions.

Obtain wiring instructions by calling the Transfer Agent.

Instruct your bank to wire the amount of your investment. Specify the Portfolio name, the share class, your account number and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

	Opening an Account	Adding to an Account

By Internet	See “By Exchange” and “By Wire.”	Verify that your bank or credit union is a member of the Automated Clearing House (ACH) system. Complete the “Telephone and Internet Options” and “Bank Information” sections on your account application.

By Phone	See “By Exchange” and “By Wire.”

Ensure that your account has been open for at least fifteen days.

Verify that your bank or credit union is a member of the ACH system. Complete the “Telephone and Internet Options” and “Bank Information” sections on your account application.

Call your financial representative, or call the Transfer Agent before 4:00 p.m. Eastern Time on any Business Day.

Once a purchase order has been placed by telephone, it cannot be cancelled or modified after the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m. Eastern Time).

By Automatic Investment Plan	See “Additional Investor Services.”	See “Additional Investor Services.”

By U.S. Mail: Permanent Portfolio Family of Funds c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, Wisconsin 53201 Transfer Agent: (800) 341-8900	By Overnight Delivery Service: Permanent Portfolio Family of Funds c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202

Additional Policies for Buying Shares

The Trust reserves the right to reject investments in part or in whole. A service fee of $25 will be deducted from a shareholder’s account for any purchases made (including those made with checks or ACH transfers) that do not clear. The shareholder may also be responsible for any losses suffered by the Trust as a result.

If a shareholder sends money to the Trust without clearly indicating how it is to be invested, the Trust’s policy is to treat the money as an investment in the Short-Term Treasury Portfolio.

Selling (Redeeming) Shares

To Sell (Redeem) Some or All of Your Shares

By Letter • Accounts of any type. • Sales of any amount. Amounts in excess of $50,000 will require a signature guarantee. See “Selling Shares in Writing” below.

•   Write a letter of instruction or complete a form of stock power. Specify the Portfolio name, the share class, your account number, the name(s) in which the account is registered and the dollar value or number of shares you wish to sell.

•   Include all signatures and any additional documents that may be required (see the following page).

•   Mail the materials to your financial representative or the Transfer Agent (address below).

•   A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your letter of instruction.

•   Additional documents are required for certain types of shareholders, such as corporations, partnerships, executors, trustees, administrators or guardians. See “Selling Shares in Writing” below.

By Internet • Most accounts. • Sales of up to $50,000.	• To verify that the Internet or telephone redemption privilege is in place on an account, or to request the form to add it to an existing account, call the Transfer Agent.

By Phone • Most accounts. • Sales of up to $50,000.

•   Call your financial representative, or call the Transfer Agent before 4:00 p.m. Eastern Time on any Business Day.

•   Once a sale order has been placed by telephone, it cannot be cancelled or modified after the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m. Eastern time).

By Wire or Electronic Funds Transfer (“EFT”) • Requests by letter to sell any amount. • Requests by Internet or phone to sell up to $50,000.

•   To verify that the Internet or telephone redemption privilege is in place on an account, or to request the form to add it to an existing account, call the Transfer Agent.

•   Funds requested by wire will generally be wired the next business day. The Trust reserves the right to deduct funds from your account to offset the cost of the wire fee charged by the custodian bank. Your bank may also charge you a fee for this service.

•   Funds requested by EFT are generally available by the second business day. Your bank may charge you a fee for this service.

To Sell (Redeem) Some or All of Your Shares
By Exchange • Accounts of any type. • Sales of any amount.

•   Obtain a current Prospectus for the Portfolio into which you are exchanging by accessing the Trust’s website by Internet, or by calling your financial representative or the Transfer Agent.

•   Call your financial representative or the Transfer Agent to request an exchange.

By U.S. Mail: Permanent Portfolio Family of Funds c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, Wisconsin 53201 Transfer Agent: (800) 341-8900	By Overnight Delivery Service: Permanent Portfolio Family of Funds c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202

Additional Policies for Selling Shares

To sell shares through a systematic withdrawal plan, see “Additional Investor Services — Systematic Withdrawal Plan.”

Shareholders who have an IRA or other retirement plan must indicate on their written redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding. Shares held in IRA or other retirement plan accounts may be redeemed by telephone by calling the Transfer Agent. Investors will be asked whether or not to withhold taxes from any distribution.

Neither the Trust, the Transfer Agent, nor any of their agents is responsible for losses sustained by a shareholder as a result of their acting on any instruction or authorization on the shareholder’s account application or otherwise in connection with sale of his or her shares in any Portfolio.

Selling Shares in Writing

In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, unless they were previously provided to the Transfer Agent and are still accurate. These items are shown in the table below.

If applicable, shareholders redeeming their shares by mail should submit written instructions with a guarantee of their signature(s) by an eligible institution acceptable to the Transfer Agent, such as domestic banks or trust companies, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchanges Medallion Program or the New York Stock Exchange, Inc. Medallion Signature Program (“Signature Guarantee”). A notary public CANNOT provide an acceptable Signature Guarantee.

To protect you against possible fraudulent orders, a Signature Guarantee, from a Medallion program member or a non-Medallion program member, must be included if any of the following situations apply:

•	If you wish to redeem more than $50,000 worth of shares;

•	If redemption proceeds are payable or sent to any person, address or bank account not on record for the shareholder account;

•	When a redemption is received by the Transfer Agent and the address for the shareholder account has changed within the last fifteen calendar days; and/or

•	If ownership of the shareholder account is being changed.

Non-financial transactions, including establishing or modifying certain services on a shareholder account, may require a Signature Guarantee, signature verification from a “Signature Validation Program” member, or other acceptable form of authentication from a financial institution source.

The Trust and/or the Transfer Agent may require a Signature Guarantee or other acceptable signature authentication in other instances based on circumstances relative to the particular situation. The Trust reserves the right to waive any Signature Guarantee requirement at its discretion.

Seller	To Sell (Redeem) Some or All of Your Shares

Owners of individual, joint or Uniform Gifts to Minors Act (“UGMA”)/Uniform Transfers to Minors Act (“UTMA”) accounts (custodial accounts for minors)

•   Letter of instruction.

•   On the letter, the signatures and titles of all persons authorized to sign for the account, exactly as the account is registered.

•   Signature Guarantee, if applicable (see above).

Owners of corporate, sole proprietorship, general partner or association accounts

•   Letter of instruction.

•   Corporate business/organization resolution, certified within the past twelve months, or a trust business/organization certification form (if not currently on file and/or the request is not signed by an authorized person).

•   On the letter and the resolution, the signature of the person(s) authorized to sign for the account.

•   Signature Guarantee, if applicable (see above).

Owners or trustees of trust accounts	• Letter of instruction. • On the letter, the signature(s) of the trustee(s). • Certified copy of the trust document (if not already on file). • Signature Guarantee, if applicable (see above).

Joint tenancy shareholders with rights of survivorship with deceased co-tenant(s)

•   Letter of instruction signed by surviving tenant(s).

•   Certified copy of death certificate.

•   Signature Guarantee, if applicable (see above).

•   Application completed by surviving tenant(s), if applicable.

Seller	To Sell (Redeem) Some or All of Your Shares

Executors of shareholder estates

•   Letter of instruction signed by executor.

•   Copy of order appointing executor, certified within the past twelve months.

•   Signature Guarantee, if applicable (see above).

•   Application completed by surviving tenant(s), if applicable.

Administrators, conservators, guardians and other sellers or account types not listed above	• Call the Transfer Agent for instructions.

By U.S. Mail: Permanent Portfolio Family of Funds c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, Wisconsin 53201 Transfer Agent: 1-800-341-8900	By Overnight Delivery Service: Permanent Portfolio Family of Funds c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202

Additional Investor Services

Shareholders who invest directly in the Portfolios have access to the services listed below. If you purchase shares through a financial intermediary, consult that firm for information about investment services. The Trust may alter, limit or suspend the services and privileges described under this section at any time.

Automatic Investment Plan

The Trust’s Automatic Investment Plan allows shareholders to invest in a Portfolio(s) on a regular schedule. To participate in the Plan, you should complete the appropriate section of the account application which authorizes the Transfer Agent to deduct a specified dollar amount from your checking or savings account (minimum investment $100 per Portfolio transaction) and apply that amount to purchase shares in a Portfolio(s) you select. (Once the account is established, a shareholder should allow fifteen calendar days for the initial transaction under the Automatic Investment Plan to take place. Deductions from your bank account may be scheduled for any day of the month. However, if a shareholder’s selected date falls on a weekend or a holiday, the investment will be made on the next business day.)

Only bank accounts held at financial institutions that are ACH members are eligible for use in an Automatic Investment Plan. The Plan is free of charge and is available to shareholders of any Portfolio; the costs of administering the Plan are borne by the Investment Adviser. If you hold Portfolio shares in an IRA Plan you are also eligible to participate in the Automatic Investment Plan. A service fee of $25 will be deducted from your account for any transactions that do not clear.

The Plan may be discontinued by the shareholder either by calling the Transfer Agent or upon written notice to the Transfer Agent which is received at least five days prior to the due date of any investment.

Systematic Withdrawal Plan

The Trust’s Systematic Withdrawal Plan may be used for routine bill payments or periodic withdrawals from your account. To establish a Systematic Withdrawal Plan:

•	Make sure you have at least $5,000 worth of shares in your account.

•	If you expect to make additional purchases of a Portfolio, it may not be to your advantage to participate in the Systematic Withdrawal Plan because of the adverse tax consequences of making contemporaneous purchases and redemptions.

•	Specify the payee(s). The payee may be yourself or any other party, and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule.

•	Specify the amount to be deducted (at least $100) for each payee.

•	Determine the schedule for withdrawals, which can be monthly, quarterly, semiannually, annually or in certain selected months.

•	Fill out the relevant part of the account application. To add a Systematic Withdrawal Plan to an existing account or to terminate or change an existing plan, contact the Transfer Agent.

Withdrawal payments can be sent by check to the address of record, or by EFT through the ACH network to a pre-determined bank account(s). In either case, payment ordinarily will be made on the next Business Day after the redemption. Once established, a shareholder should allow fifteen calendar days prior to the initial transaction under the Systematic Withdrawal Plan. Systematic Withdrawal Plan payments are financed by the automatic redemption from the shareholder’s account of the necessary number of shares to pay the shareholder the amount of cash requested. Redemptions can be made on any day of the month. (If the date a shareholder selects falls on a weekend or holiday, the redemption will occur on the next Business Day.) Because the prices of Portfolio shares fluctuate, the number of shares redeemed to finance Systematic Withdrawal Plan payments of a given amount will vary from payment to payment. If a shareholder owns shares in more than one Portfolio, he or she may designate the Portfolio from which the redemptions under a Systematic Withdrawal Plan will be made. Any change or termination to a Systematic Withdrawal Plan requested by a shareholder should be provided to the Transfer Agent five days prior to the effective date. No separate charge is made for a Systematic Withdrawal Plan; the costs of administering the plan are borne by the Investment Adviser.

To avoid paying sales charges on money you plan to withdraw within a short period of time, you may not want to set up a Systematic Withdrawal Plan if you plan to buy Class A shares on a regular basis. (If you invest in Class C shares through a financial intermediary, shares sold under a Systematic Withdrawal Plan may be subject to a CDSC. Consult your financial representative for more information.)

Individual Retirement Account Plans (IRA Plans)

Under the terms of the Trust’s IRA Plans (including both Traditional and Roth IRAs), contributions are invested in shares of the Portfolio(s) selected by the IRA Plan owner, and all dividends and other distributions are reinvested in additional shares of the same class of the distributing Portfolio(s).

U.S. Bank, N.A., Milwaukee, Wisconsin (an affiliate of the Transfer Agent), acts as custodian for each shareholder account opened under an IRA Plan and charges the fees described in the IRA Plan materials (including the IRA Plan Disclosure Statement and the Custodial Account Agreement), which are available upon request to the Trust’s Shareholder Services Office. Please read the IRA Plan Disclosure Statement and Custodial Account Agreement carefully before opening a shareholder account through a Trust IRA Plan.

An eligible taxpayer may contribute up to the lesser of: (i) $5,500, increased by $1,000 for a taxpayer who attains age 50 before the close of the year; or (ii) the taxpayer’s income earned from wages, salary and self-employment (“Contribution Limit”) to an individual retirement account (“Traditional IRA”). Such annual contributions generally are deductible by the taxpayer in computing his or her adjusted gross income for federal income tax purposes, if he or she does not participate in an employer-sponsored retirement plan or if his or her adjusted gross income does not exceed certain limits. All investment earnings in a Traditional IRA accumulate tax-free until withdrawn, usually at retirement. In addition, deductible contributions can be made to a Traditional IRA for the non-employed spouse of an eligible person who is employed. With certain limitations, amounts withdrawn from a Traditional IRA or received as a lump-sum distribution from a corporate pension or profit-sharing plan or from a Keogh plan can be rolled over without tax into a new Traditional IRA. Also, a Traditional IRA may be used in connection with a simplified employee pension plan maintained by a taxpayer’s employer.

An eligible taxpayer also may contribute to a Roth IRA for any year an amount up to the excess of the applicable Contribution Limit over any amount the taxpayer contributed to a Traditional IRA for that year. Those contributions are nondeductible, but the assets in a Roth IRA accumulate income and gains without being taxed, and qualifying distributions are generally tax-free. Additionally, unlike a Traditional IRA, there is no rule against making contributions to a Roth IRA after turning age 70 1/2, and there’s no requirement to begin making minimum withdrawals at that age. A Roth IRA can be used instead of a Traditional IRA, to replace an existing Traditional IRA, or to complement a Traditional IRA.

Shareholder services available with a regular shareholder account (including the Automatic Investment Plan, Portfolio Exchanges, distribution options on Dividend Reinvestments and Systematic Withdrawal Plan) are also available with an IRA Plan, but are subject to such limitations as the Trust or the IRA Plan custodian may impose from time to time, and are subject to a separate account maintenance fee. Shares held in an IRA Plan may not be redeemed by means of a check redemption. Shareholders who have an IRA or other retirement plan must indicate on their written redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have federal income tax withheld will generally be subject to 10% withholding.

Check Redemptions — Short-Term Treasury Portfolio Only

Shareholders who have invested directly in the Portfolio and who have completed the appropriate section of the account application may redeem shares in the Short-Term Treasury Portfolio by writing a redemption check. Such checks may be deposited by a shareholder in his or her local bank account or used to make payments to third parties. The fee for each check redemption is $1, which is collected by redeeming an additional fraction of a share from the shareholder’s account.

A book of personalized, preprinted checks drawn on U.S. Bank, N.A. will be sent upon request to a shareholder maintaining a regular shareholder account. When a check signed by the shareholder is presented for payment by U.S. Bank, N.A., the Trust redeems a sufficient number of the shareholder’s shares in the Portfolio to pay the check. Redemption checks for which insufficient shares are available will be returned unpaid and your shareholder account will be charged a “bad check” fee of $25. Because the prices of the Portfolio’s shares fluctuate, the number of shares redeemed to finance a check redemption of a given amount will vary. Your account may not be closed by writing a check redemption. Check redemptions are not intended to be used as a substitute for a bank checking account. Neither the Trust, the Investment Adviser, the Transfer Agent, nor any of their agents bears any responsibility in regard to the payment or non-payment of redemption checks by U.S. Bank, N.A.

Optional Services and Charges

The following table summarizes the Trust’s Optional Services and Charges:

Optional Services	Charges
Automatic Investment Plan	No charge
Portfolio Exchange by telephone	$5.00 per exchange; no limit to the number or frequency of exchanges
Portfolio Exchange in writing	No charge; no limit to the number or frequency of exchanges

Optional Services	Charges
Automatic Reinvestment	No charge
Telephone Redemptions	No charge; no minimum redemption size; no limit to the number of telephone redemptions
Electronic Funds Transfer (EFT)	No charge
Check Redemptions (Short-Term Treasury Portfolio only)	$1.00 per check; no minimum check size; no limit to the number of check redemptions
Bank-to-Bank Wire Transfer	$15.00 per wire
Systematic Withdrawal Plan	No charge
Overnight Delivery	$15.00 per delivery
Electronic Delivery of shareholder statements, Trust reports and Prospectus+	No charge
Assistance from the Shareholder Services Office at 1-800-531-5142	No charge

+ Shareholder account statements, Trust reports and the Trust’s Prospectus can be delivered to shareholders electronically. Shareholders may sign up for “eDelivery” by visiting the Trust’s website (www.permanentportfoliofunds.com), selecting “Account Access,” registering and creating a User ID and Password. If a shareholder is already a registered user, the shareholder may consent to electronic delivery by logging on and selecting “eDelivery Consent.” Shareholders may also enroll in eDelivery by completing the appropriate section on the new account application when establishing an account, or by calling the Transfer Agent at (800) 341-8900. Shareholders may revoke electronic delivery consent at any time by calling the Trust’s Shareholder Services Office or its Transfer Agent.

Shareholder Services Office

The Shareholder Services Office is made available by the Investment Adviser for the convenience of Trust shareholders. A shareholder or other interested investor may obtain a current Prospectus, SAI, Annual and/or Semi-Annual Report, account application, IRA Plan Disclosure Statement and Custodial Account Agreement, applicable forms and other informational material regarding the Trust by calling the Shareholder Services Office at (800) 531-5142 or (254) 527-3102, by fax at (254) 527-3406, or by writing to:

Shareholder Services Office

130 South Brune Street

Bartlett, Texas 76511

After you have read this Prospectus, please contact the Shareholder Services Office if you have any questions about the investment objectives or policies of any of the Trust’s Portfolios. The experienced personnel at the Shareholder Services Office will welcome your inquiry.

Computation of Net Asset Value

The Trust makes a separate calculation of net asset value (“NAV”) per share for each class of shares of each Portfolio at the close of business of the New York Stock Exchange (usually 4:00 p.m. Eastern Time) every day that the Exchange is open for business or any earlier Exchange closing time that day (“Business Day”). Each class of shares of each Portfolio has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to each share class by the number of Portfolio shares outstanding for that share class. All requests received for purchases or redemptions of shares in each Portfolio are executed at a price equal to the Portfolio’s NAV or offering price per share for the relevant share class as next computed after the request is received by the Transfer Agent.

Each Portfolio’s assets are valued primarily at market value on the basis of the last quoted sales price on the exchange or system on which they are principally traded. Equity securities traded on the Nasdaq National Market System are normally valued at the Nasdaq Official Closing Price provided by Nasdaq, usually as of 4:00 p.m. Eastern Time each Business Day. Equity securities that are not traded on a listed exchange or system are valued at the last sales price in the over-the-counter market. If there is no trading in an investment on a Business Day, the investment will be valued at the mean between its closing bid and asked prices on the exchange or system on which the security is principally traded. Short- and long-term debt securities, including U.S. government and agency securities, listed corporate bonds, other fixed income securities and unlisted securities, are generally valued at the latest price furnished by an independent pricing service. Gold and silver bullion are valued at the closing spot settlement price on the New York Commodity Exchange. Gold and silver coins are valued at the price furnished by an independent pricing service. Deposits of Swiss francs and Swiss government bonds will be valued each Business Day at prices (converted into U.S. dollars) quoted by an independent pricing service. Foreign securities traded on an exchange are valued on the basis of market quotations most recently available from that exchange. All investments denominated in foreign currencies are converted into U.S. dollars using exchange rates obtained from an independent pricing service. A Portfolio’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers. If the Portfolio has portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolio does not price its shares, the NAV of the Portfolio’s shares may change on days when shareholders will not be able to purchase or redeem the Portfolio’s shares. Investments for which bona fide market quotations are not readily available, or investments for which the Investment Adviser determines that a quotation or a price for a portfolio security provided by a dealer or an independent pricing service is not believed to be reflective of market value, will be valued by the Investment Adviser’s Valuation Committee pursuant to fair value procedures approved by the Trust’s Board of Trustees. For example, if the exchange on which a portfolio security is principally traded closes early, or if trading in a portfolio security was halted during the day and did not resume prior to a Portfolio’s calculation of NAV per share, such a portfolio security would be valued by the Investment Adviser’s Valuation Committee pursuant to the Trust’s fair value procedures. Occasionally, events affecting the value of a security a Portfolio holds may occur before the close of the New York Stock Exchange when the Trust prices the Portfolio’s shares, but after the close of the primary markets or exchanges on which a security is traded. This most commonly occurs with foreign securities. Such events may be company specific, such as earnings reports or merger announcements, country or region specific, such as a natural disaster or terrorist activity, or global in nature. If events affecting the value of such securities occur during such time period, the securities may be valued by the Investment Adviser’s Valuation Committee pursuant to the Trust’s fair value procedures approved by the Trust’s Board of Trustees. Because Permanent Portfolio, Versatile Bond Portfolio and Aggressive Growth Portfolio may invest in foreign securities and illiquid securities, they may be required to value such securities they hold based on the Trust’s fair value procedures. In addition, Permanent Portfolio and Aggressive Growth Portfolio may also invest in small- capitalization equity securities. Such securities that are thinly traded may also be subject to fair valuation. Fair value pricing is based on subjective judgments determined in good faith, and it is possible that values determined under fair value pricing may differ materially from the values realized on a sale. Fair valuation of an underlying portfolio security may serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent short-term traders’ arbitrage trading.

Transaction Policies

Buy and Sell Prices

When you buy shares, you pay the NAV, plus any applicable sales charges, as described earlier. When you sell shares, you receive the NAV, minus any applicable deferred sales charges.

Execution of Requests

Each Portfolio is open on those days when the NYSE is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after the Transfer Agent receives your request in good order. All requests must be received by 4:00 p.m. Eastern Time on a Business Day to be eligible for same day pricing. At times of peak activity, it may be difficult to place requests by telephone.

The Trust does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at a post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent until it is delivered to the Transfer Agent’s offices. Wired funds must be received prior to 4:00 p.m. Eastern Time to be eligible for same day pricing. The Trust and the Transfer Agent are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Redemption proceeds normally are wired or mailed within one to three business days after receiving a timely request in good order, but it may take up to seven days to make payment. Depending upon the method of payment, the timing of when a shareholder will receive redemption proceeds may differ. Delivery of proceeds from shares purchased by check or pre-authorized automatic investment may be delayed until the funds have cleared, which may take up to ten days.

The Portfolios typically expect to meet redemption requests by paying out available cash or through proceeds from selling Portfolio holdings, which may include cash equivalent Portfolio holdings. In stressed market conditions and other appropriate circumstances, redemption methods may include redemptions in kind.

A Portfolio may stop selling its shares and postpone redemption payments at times: (i) when the NYSE is closed (other than for customary weekend and holiday closings); (ii) when trading on the NYSE is restricted; (iii) when the SEC determines that an emergency exists so that disposal of the Portfolio’s investments or determination of its NAV is not reasonably practicable; or (iv) by order of the SEC for protection of the Portfolio’s shareholders.

Telephone Transactions

For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone redemption transactions are not permitted on accounts in which names or mailing addresses have changed within fifteen days of the redemption request.

While the Trust will employ reasonable procedures to confirm telephone instructions, such as verification of certain information with the caller, you will bear the risk of loss from any such request that is unauthorized. If an account has more than one owner or authorized person, the Trust will accept telephonic instructions from any one owner or authorized person.

Telephone exchanges of shares held in a Trust IRA Plan will be accepted only if the proceeds are to be applied to the purchase of shares in another Portfolio within the Trust IRA Plan.

Telephone trades must be received by or prior to market close. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction.

Portfolio Exchanges

You may exchange shares of a class of a Portfolio for shares of the same class of any other Portfolio of the Trust that is then offering that class. (However, such a transaction would constitute a taxable event to you.) Obtain a Prospectus for that Portfolio from your financial intermediary or by accessing the

Trust’s website at www.permanentportfoliofunds.com, by calling the Transfer Agent at (800) 341-8900, or the Shareholder Services Office at (800) 531-5142. The registration for both accounts must be identical. Written instructions with a Signature Guarantee are required if the accounts are not identically registered. Class C shares will continue to age from the original date and will retain the same CDSC rate. For further details, see “Additional Tax Information” in the SAI for information regarding taxation upon the redemption or exchange of shares of the Portfolio. The Trust reserves the right to reject any exchange request and change or cancel its exchange policies at any time. For further details, see “Additional Services and Programs” in the SAI (see the back cover of this Prospectus).

If you have both a regular shareholder account and a shareholder account through a Trust IRA Plan, in exactly the same name, you may use a Portfolio Exchange to redeem shares from your regular account and purchase shares in your Trust IRA Plan account. (An IRA contribution effected in this manner is subject, for federal income tax purposes, to the same conditions and limitations that apply to IRA contributions generally.)

Excessive Trading

The Trust’s Portfolios are intended to be used as long-term investments. The Trust discourages frequent purchases, redemptions or exchanges of Portfolio shares. Excessive trading, short-term trading and other abusive trading activities may be detrimental to a Portfolio and its long-term shareholders by disrupting portfolio management strategies, increasing brokerage and administrative cost, harming Portfolio performance and diluting the value of shares. Such trading may also require a Portfolio to sell securities to meet redemptions, which could cause taxable events that impact shareholders. If your investment horizon is not long-term, then you should not invest in a Portfolio.

The Trust’s Board of Trustees has adopted policies and procedures that seek to discourage and not accommodate excessive or short-term trading activities. Although such policies and procedures may not be successful in detecting or preventing excessive short-term trading in all circumstances, the Trust’s policies and procedures provide that each of the Trust’s Portfolios will temporarily suspend or terminate purchase, sale or exchange transactions by any investors, potential investors, groups of investors or shareholders who have been identified as engaging in short-term trading activity that may be disruptive to the Trust or any of its Portfolios. It may be difficult to identify whether particular orders placed through banks, broker-dealers, investment representatives or other financial intermediaries may be excessive in frequency and/or amount or otherwise disruptive to the Trust’s Portfolios when such trading activity takes place at the level of omnibus accounts established in the Trust’s name by such financial intermediaries. Accordingly, the Trust’s policies and procedures seek to consider all trades placed in a combined order through an omnibus account by a financial intermediary as part of a group to determine whether such trades may be rejected in whole or in part. The Trust’s Distributor or Transfer Agent have entered into agreements with financial intermediaries (or their agents) that maintain omnibus accounts with the Trust pursuant to which the financial intermediaries have agreed to provide shareholder transaction information, to the extent known to the financial intermediary, to the Trust upon request.

The Trust’s Permanent Portfolio, Versatile Bond Portfolio and Aggressive Growth Portfolio may invest their assets in foreign securities and may be subject to the risks associated with market timing and short-term trading strategies to a greater extent than funds that do not. Securities trading in overseas markets may present time zone arbitrage opportunities when events affecting portfolio securities’ values occur after the close of the overseas markets but prior to the close of the U.S. markets. The Trust has adopted policies and procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what it believes to be their fair value as of the Portfolios’ valuation time. These circumstances may be company specific, such as earnings reports or merger announcements, country or region specific, such as a natural disaster or terrorist activity, or global in nature. The Trust’s policies and procedures include guidelines for determining fair value and require that the Investment Adviser’s Valuation Committee document the factors considered in the valuation of the security and submit any determinations of fair value to the Trust’s Board of Trustees for ratification. To the extent that Permanent Portfolio, Versatile Bond Portfolio or Aggressive Growth Portfolio do not accurately value foreign securities as of the valuation time, investors engaging in price arbitrage may cause dilution in the value of those Portfolios’ shares held by other shareholders. The Trust’s Permanent Portfolio and Aggressive Growth Portfolio also may invest in small-capitalization equity securities. Because such securities may be infrequently traded, short-term traders may seek to trade shares of these Portfolios in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Any successful price arbitrage also may cause dilution in the value of the shares of these Portfolios held by other shareholders.

In-Kind Redemptions

Subject to the restrictions set forth below and provided that it is administratively feasible, the Trust may require redeeming shareholders in the Permanent Portfolio to accept readily tradable gold or silver bullion or coins from the Portfolio’s holdings in complete or partial payment of redemptions, if it can satisfy a provision of the Code that permits it to do so without recognizing gain, where doing so would present an advantage to the Portfolio in pursuit of its tax planning objectives over a sale or other disposition of an investment. Although the Investment Adviser believes it is unlikely that the Trust would ever use an asset other than gold or silver bullion or bullion-type coins for any such in-kind redemptions, the assets to be distributed would be selected by the Trust from the Permanent Portfolio and generally would not reflect Target Percentages. If payment is made in Portfolio assets, a shareholder generally will incur brokerage expenses or other transaction costs in converting the distributed assets into cash and will be subject to fluctuations in the market prices of those assets until they are sold. Redemptions in-kind may take longer to complete than redemptions made in cash. See “Additional Purchase, Sale (Redemption) and Account Information — In-Kind Redemptions” in the SAI for a discussion of the Trust’s operating policies for such redemptions.

From time to time the Trust, at the request of a redeeming shareholder in any Portfolio, may distribute readily tradable assets to the shareholder in payment of his or her redemption. The Trust will accept a request for an in-kind redemption only if the Investment Adviser determines that it is in the best interests of the Portfolio and only if it has otherwise decided that the asset is suitable for disposition in a transaction consistent with the Portfolio’s investment policies. See “Additional Purchase, Sale (Redemption) and Account Information — In-Kind Redemptions” in the SAI for a discussion of the Trust’s operating policies for such redemptions.

For a shareholder other than an IRA or individually directed account maintained under a plan described in section 401(a) of the Code (each, a “Retirement Account”), the tax consequences of an in-kind redemption, whether initiated by the Trust or the shareholder, would be the same as those of a cash redemption. A distribution of gold or silver bullion or coins to a Retirement Account in redemption of its shares in the Permanent Portfolio, however, may be treated as a distribution from the account, with resulting significant adverse federal income tax consequences. Accordingly, a person considering the purchase of Permanent Portfolio shares through a Retirement Account should consult his or her tax and financial adviser(s) regarding the potential tax consequences of that investment.

Account Information

The Trust is required by law to obtain information for verifying an account holder’s identity. For example, an individual will be required to supply his or her name, residential address, date of birth and Social Security number. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. If you do not provide the required information, we may not be able to open your account or perform a transaction until such information is received. If verification is unsuccessful, the Trust may close your account, redeem your shares at the next NAV minus any applicable sales charges and take any other steps that it deems reasonable.

Certificated Shares

The Portfolios do not issue share certificates. Shares are electronically recorded.

Sales in Advance of Purchase Payments

When you place a request to sell shares in good order for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but a Portfolio will not release the proceeds to you until your purchase payment clears. This may take up to twelve calendar days after the issuance of the shares.

Dividends, Taxes and Account Policies

Account Statements

In general, you will receive account statements as follows:

•	After every transaction (except a reinvestment of dividends or capital gains distributions, automatic investment or systematic withdrawal) that affects your account balance;

•	After any changes of name or address of the registered owner(s); and

•	In all other circumstances, biannually.

Please review your account statement and any confirmations carefully as soon as you receive them. You must contact the Transfer Agent within thirty days if you have any questions or notice any errors or discrepancies. Failure to do so may adversely affect your right to make a claim regarding the information in question.

Dividends

Dividends, if any, are paid only once a year, ordinarily in December. Dividends from a Portfolio’s net investment income and net short-term gain will be taxable to its shareholders as ordinary income, even though in some cases the income will have been earned by the Portfolio before the investor became a shareholder. The part, if any, of those dividends a Portfolio pays that is attributable to its “qualified dividend income” (i.e., dividends received on stock of most U.S. and certain foreign corporations with respect to which the Portfolio satisfies certain holding period and other requirements) generally will be subject to the maximum federal income tax rate applicable to long-term capital gains for individual shareholders who satisfy those requirements with respect to the shares on which the Portfolio dividends were paid. A portion of those dividends — not exceeding the aggregate dividends a Portfolio receives from domestic corporations only — also may be eligible for the dividends-received deduction allowed to corporations, subject to similar holding period and other requirements. However, dividends a corporate shareholder deducts pursuant to the dividends-received deduction are subject, indirectly, to the federal alternative minimum tax. No part of the income dividends the Short-Term Treasury Portfolio or the Versatile Bond Portfolio pays is expected to qualify for that rate or deduction.

Dividends from a Portfolio’s net capital gain, if any, will be taxable to its shareholders as long-term capital gains regardless of how briefly their shares have been held and regardless of when the gains were earned by the Portfolio. Those dividends also will be subject to the 15% maximum federal income tax rate on long-term capital gains for individual shareholders (20% for individuals with taxable income exceeding certain thresholds). Capital gain dividends to corporate shareholders, however, will remain subject to federal income tax at a rate of 21%.

A 3.8% Medicare contribution tax applies to net investment income, including interest, dividends and capital gain, of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly), and of estates and trusts.

Shareholders other than qualified retirement plans, IRAs, and other tax-exempt investors will be subject to federal income tax on dividends (whether from net investment income or net capital gains) paid by a Portfolio, regardless of whether the dividends are received in cash or reinvested in additional Portfolio shares.

Dividend Reinvestments

Most investors have their dividends and distributions of capital gains reinvested in additional shares of the same class of the same Portfolio. If you choose this option, or if you do not indicate any choice, your dividends and/or capital gains distributions will be reinvested. Alternatively, you may choose to have your dividends and/or capital gains sent directly to your bank account or a check may be mailed. However, if the check is not deliverable or the combined dividend and capital gains amount is less than $10, your proceeds will be reinvested. If any of your dividend or capital gains checks remain uncashed after one hundred eighty days, the amount will be reinvested and all subsequent dividends and capital gains will be reinvested. No front-end sales charge or CDSC will be imposed on shares derived from reinvestment of dividends or capital gains distributions.

Shareholders may change their distribution option by writing or calling the Transfer Agent at (800) 341-8900. Changes to a shareholder’s distribution option must be received by the Transfer Agent at least five days prior to a distribution.

Tax Reporting

If you hold your shares in a taxable account, the Form 1099 that is mailed to you every February details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

Cost Basis Reporting

The Portfolios will be required to report to the IRS, and furnish to Portfolio shareholders, detailed “cost basis” and “holding period” information for certain Portfolio shares (“covered shares”) that are redeemed. If you redeem covered shares during any year, the Portfolios will report the following information to the IRS and to you on Form 1099-B: (i) the “cost basis” of such shares; (ii) the gross proceeds you received on the redemption; and (iii) the “holding period” for the redeemed shares.

If you do not elect a cost basis method in your account application, the default method for calculating the cost basis of covered shares will be the average cost of all Portfolio shares you purchased prior to a particular redemption. If you and your financial or tax advisor determine another calculation method may be more beneficial for your individual tax situation, you will be able to elect another IRS-accepted method by notifying the Transfer Agent in writing.

You should contact your financial or tax advisor about the application of the cost basis reporting rules to you, particularly whether you should elect a cost basis calculation method or use the default average basis.

Buying a Dividend

Purchasing a Portfolio’s shares in a taxable account shortly before a distribution is sometimes known as buying a dividend. In taxable accounts, you must pay income taxes on the distribution whether you reinvest the distribution or take it in cash. In addition, you will have to pay taxes on the distribution whether the value of your investment decreased, increased or remained the same after you bought the Portfolio’s shares.

The risk in buying a dividend is that a Portfolio’s portfolio may build up taxable gains throughout the period covered by a distribution, as securities are sold at a profit. The Portfolio distributes those gains to you, after subtracting any losses, even if you did not own the shares when the gains occurred.

If you buy a dividend, you incur the full tax liability of the distribution period, but you may not enjoy the full benefit of the gains realized in the Portfolio’s investments.

Returns of Capital

If a Portfolio’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the Portfolio and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

Taxability of Transactions

Any time you sell or exchange shares, it is considered a taxable event for you if you are not exempt from federal income taxes. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

Withholding Taxes

A Portfolio must withhold and remit to the U.S. Treasury 24% of dividends and redemption proceeds (regardless of the extent to which any gain or loss is realized) otherwise payable to any individuals or certain other non-corporate shareholders who fail to provide a correct taxpayer identification number to the Portfolio (together with the withholding described in the next sentence, “backup withholding”). Withholding at that rate is also required from each Portfolio’s dividends otherwise payable to such a shareholder who is subject to backup withholding for any other reason. Other withholding requirements may apply to certain foreign shareholders.

Under legislation known as the Foreign Account Tax Compliance Act (“FATCA”), a Portfolio is required to withhold 30% of the ordinary dividends it pays and the gross proceeds of share redemptions and certain capital gain distributions it pays after December 31, 2018, to non-U.S. shareholders that fail to meet prescribed information reporting or certification requirements. Shareholders potentially subject to withholding include foreign financial institutions, such as foreign investment funds, and non-financial foreign entities. For more information, see the SAI. Non-U.S. investors should consult their own tax advisers regarding the impact of these requirements on their investment in a Portfolio.

Small Accounts

A Portfolio may redeem a shareholder’s shares at any time when the value of the shares is less than $1,000 other than by reason of a decline in their net asset value. The Portfolio will send the shareholder written notice at least sixty days in advance of any such redemption which will provide details on how the shareholder may avoid such a redemption. If you do not take action, the Portfolio may close out your account and mail you the proceeds.

Uncashed Checks

The Trust does not pay interest on uncashed checks from Portfolio distributions or the sale of Portfolio shares. The Trust is not responsible for checks after they are sent to shareholders. Checks will not be forwarded if the address of record is incorrect. After allowing a reasonable time for delivery, please call your financial representative or the Transfer Agent if you have not received an expected check.

Abandoned Property/Escheatment

Your account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws. For additional information, please contact your state’s unclaimed property administrator. Investors with a state of residence in Texas have the ability to designate a representative to receive legislatively required unclaimed property due diligence notifications. Please contact the Texas Comptroller of Public Accounts for further information.

Reports

Each year, the Trust sends to its shareholders an updated Prospectus and an Annual and Semi-Annual Report to Shareholders (each a “Report”). The mailing of the Reports may result in multiple copies of a Report being sent by the Trust to the same household. In order to reduce the volume of mail that the Trust sends to a household, the Trust may, whenever possible, only send one copy of a Report to shareholders who are members of the same family and share the same address of record. Shareholders may request, however, to receive individual copies of any Report, by contacting the Transfer Agent at (800) 341-8900. Shareholders who own shares of the Trust through a financial intermediary may also contact their financial intermediary with such a request. All such requests shall be implemented by the Trust within thirty days.

The Trust’s fiscal year ends on January 31. Further information about the performance of the Trust is contained in the Trust’s most recent Annual or Semi-Annual Report to Shareholders. A copy of the Annual and Semi-Annual Report to Shareholders is available, without charge and upon request, from the Trust’s Shareholder Services Office.

Tait, Weller & Baker LLP has been selected by the Trust’s Board of Trustees as the Trust’s independent registered public accounting firm for the fiscal year ending January 31, 2019.

Portfolio Holdings Policy

A description of each Portfolio’s policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The holdings of each Portfolio are also disclosed quarterly in filings with the SEC on Form N-Q as of the end of the first and third quarters of each Portfolio’s fiscal year and on Form N-CSR as of the second and fourth quarters of each Portfolio’s fiscal year.

PRIVACY POLICY

The Trust recognizes that shareholders expect an exceptional level of privacy in their financial affairs and assures the confidentiality of personal information provided to it.

The information the Trust collects is limited to what it believes is necessary or useful to conduct the Trust’s business; administer shareholder records, accounts and funds; to comply with laws and regulations; and to help the Trust design or improve products and services. The Trust collects non-public personal information about its shareholders from information it receives from shareholders on applications or other forms, as well as from information about shareholders’ transactions with the Trust.

Some of this information may be disclosed to non-affiliated third parties who provide non-financial services to the Trust such as our Transfer Agent, to administer shareholder accounts and mail transaction confirmations and tax forms and the mailing house the Trust utilizes for mailing shareholder reports. Disclosing this information enables the Trust to meet customers’ financial needs and regulatory requirements. These third parties act on the Trust’s behalf and are obligated to keep the information the Trust provides to them confidential and to use the information only for the purposes authorized. The Trust does not disclose any non-public personal information about current or former shareholders to anyone, except as permitted by law. The Trust does not share information with its affiliates in order for the affiliate to market to you.

To protect shareholders’ non-public personal information, the Trust permits access to it only by authorized employees and maintains security practices and procedures to safeguard such information.

In the event that shareholders hold shares of the Trust through a financial intermediary, including but not limited to, a bank, broker-dealer, trust company, investment representative or other financial intermediary, the privacy policy of such a financial intermediary would govern how a shareholder’s non-public personal information would be shared with non-affiliated third parties.

Questions regarding the Trust’s Privacy Policy should be directed to the Trust’s Shareholder Services Office at (800) 531-5142.

Permanent Portfolio® Short-Term Treasury Portfolio Versatile Bond Portfolio Aggressive Growth Portfolio

Investment Adviser

Pacific Heights Asset Management, LLC

San Francisco, California

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Distributor

Quasar Distributors, LLC

Milwaukee, Wisconsin

Transfer Agent

U.S. Bancorp Fund Services, LLC

Milwaukee, Wisconsin

Additional information about the investments in each of the Trust’s Portfolios is available in the Trust’s Annual and Semi-Annual Reports to shareholders. In the Trust’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolios’ performance during their last fiscal year. The Trust’s Statement of Additional Information (“SAI”), which has been filed with the Securities and Exchange Commission (“SEC”), also provides additional information about the Trust and its Portfolios and is incorporated herein by reference (a legal part of this Prospectus). The Trust’s Annual and Semi-Annual Reports to shareholders and its SAI are available on the Trust’s website: www.permanentportfoliofunds.com.

Information about the Trust (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Reports and other information about the Trust are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520.

To obtain a copy of the Trust’s SAI or Annual and Semi-Annual Reports free of charge, to request other information about the Trust, or to make shareholder inquiries, please write or call our Shareholder Services Office at (800) 531-5142, (254) 527-3102, or fax (254) 527-3406.

No Person is authorized to give any information or to make any representation not contained in this Prospectus in connection with the matters described herein. If given or made, such information or representation must not be relied upon as having been authorized. This Prospectus does not constitute an offering by any Portfolio or its distributor in any jurisdiction in which such offering may not lawfully be made.

Permanent Portfolio®, The Permanent Portfolio Family of Funds®, A Fund for All Seasons® and The Permanent Portfolio Family of Funds logo are registered trademarks of Pacific Heights Asset Management, LLC. Copyright© 2018 Permanent Portfolio Family of Funds. All rights reserved.

(Investment Company Act File No. 811-3379)

Statement of Additional Information May 31, 2018

Permanent Portfolio®

Class A — PRPDX | Class C — PRPHX | Class I — PRPFX

Short-Term Treasury Portfolio

Class I — PRTBX

Versatile Bond Portfolio

Class A — PRVDX | Class C — PRVHX | Class I — PRVBX

Aggressive Growth Portfolio

Class A — PAGDX | Class C — PAGHX | Class I — PAGRX

This Statement of Additional Information (“SAI”) of Permanent Portfolio Family of Funds (“Trust”) is not a prospectus and should be read in conjunction with the Trust’s prospectus, dated May 31, 2018, and any supplements thereto (“Prospectus”). The Prospectus and the Trust’s Annual Report to Shareholders (SEC Accession No. 0001193125-18-107325) for the fiscal year ended January 31, 2018, each of which are incorporated herein by reference, may be obtained, without charge and upon request, by calling the Trust’s Shareholder Services Office toll free at (800) 531-5142, or by writing to the Shareholder Services Office, 130 South Brune Street, Bartlett, Texas 76511. The Prospectus and the Annual Report to Shareholders are also available on the Trust’s website at www.permanentportfoliofunds.com.

No Person is authorized to give any information or to make any representation not contained in the Prospectus or this SAI in connection with the matters described herein or therein. If given or made, such information or representation must not be relied upon as having been authorized. The Prospectus and this SAI do not constitute an offering by any Portfolio or its distributor in any jurisdiction in which such offering may not lawfully be made.

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ORGANIZATION OF THE TRUST

Permanent Portfolio Family of Funds (“Trust”) was organized on September 21, 2015 as a Delaware statutory trust under the laws of the State of Delaware and is an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust is the successor to Permanent Portfolio Family of Funds, Inc. (“Corporation”), a Maryland corporation organized on December 14, 1981, pursuant to a reorganization on May 27, 2016 (“Reorganization”). (The Corporation was originally organized under the name “Permanent Portfolio Fund, Inc.” and changed its name to “Permanent Portfolio Family of Funds, Inc.” on August 10, 1988.) References to the Trust herein include the Corporation unless otherwise noted.

The Trust currently has four separate portfolios, Permanent Portfolio®, Short-Term Treasury Portfolio, Versatile Bond Portfolio and Aggressive Growth Portfolio (each a “Portfolio”). Each Portfolio is a series of the Trust and the successor to the corresponding series of the Corporation, including each series’ accounting and investment performance histories. Permanent Portfolio commenced operations on October 15, 1982. Treasury Bill Portfolio commenced operations on May 26, 1987 and changed its name to “Short-Term Treasury Portfolio” on June 1, 2010. Aggressive Growth Portfolio commenced operations on January 2, 1990 and Versatile Bond Portfolio commenced operations on September 27, 1991. Pacific Heights Asset Management, LLC (“Pacific Heights” or “Investment Adviser”), a California limited liability company, is the investment adviser to the Trust and each Portfolio.

The Trust currently offers Class A, Class C and Class I shares of the Permanent Portfolio®, Versatile Bond Portfolio and Aggressive Growth Portfolio, and Class I shares of the Short-Term Treasury Portfolio. The Board of Trustees of the Trust (“Board of Trustees,” “Trust Board” or “Board”) is permitted to create additional portfolios or classes. Class I shares are offered at net asset value and are not subject to distribution fees imposed pursuant to a distribution plan. Class A and Class C shares are offered at net asset value and are subject to fees imposed under distribution plans adopted pursuant to Rule 12b-1 under the 1940 Act (See “Distribution Arrangements — Rule 12b-1 Plan”).

Permanent Portfolio® is a non-diversified management investment company. The other Portfolios are diversified management investment companies. Under the 1940 Act, a diversified portfolio may not, with respect to 75% of its total assets, invest in a security if, as a result of such investment, more than 5% of the portfolio’s total assets would be invested in the securities of any one issuer or the portfolio would hold more than 10% of the outstanding voting securities of any one issuer. These percentage limitations do not apply to securities issued or guaranteed by the U.S. government, its agencies and instrumentalities or to securities issued by other investment companies. With respect to the remaining 25% of its total assets, a diversified portfolio may invest more than 5% of its total assets in the securities of one issuer. Repurchase agreements will not be considered to be subject to the above-stated 5% limitation if the collateral underlying the repurchase agreements consists exclusively of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

INVESTMENT INFORMATION

Investment Policies

Permanent Portfolio®

Permanent Portfolio® invests a fixed “Target Percentage” of its net assets in each of the investment categories listed under “Portfolio Summaries — Permanent Portfolio — Principal Investment Strategies” in the Prospectus. The Portfolio’s investment policies are based on the premise that it is impossible to forecast inflation rates or other economic events with a high degree of reliability and that only investors who are willing to embrace a high degree of risk should act on such forecasts. The Portfolio acknowledges a broad range of economic possibilities, and, in order to preserve purchasing

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power over the long term, incorporates investments for each of them. Such economic possibilities for the future may include, but are not limited to, the following:

•	Rising Inflation — from 1960 through 1980 the rate of inflation generally rose, with intermittent pauses and reversals. The inflation rate generally fell, with intermittent pauses and reversals, from 1980 through 2017. During periods of rising inflation, gold, silver, Swiss franc assets and interests in real estate and natural resources may tend to appreciate because inflation and the fear of further inflation add to investor demand for assets whose values are not denominated in a fiat (non-convertible) currency. Swiss franc assets tend to appreciate during periods of rising inflation because, although the Swiss franc is a fiat currency, the Swiss government traditionally has acted with a high degree of restraint in permitting the issuance of new currency. Such restraint is generally taken to indicate that a currency will preserve its purchasing power. If the rate of inflation does rise, the prices of certain common stocks (other than those of U.S. and foreign real estate and natural resource companies) and, more especially, of investments in the Portfolio’s dollar assets investment category, may tend to decline.

•	Abruptly Slowing Inflation — most periods of extended inflation in U.S. history have been followed by abrupt declines in the rate of inflation and, in many cases, by deflation. If inflation should decline abruptly (or deteriorate into a deflation), previously-issued dollar assets such as U.S. Treasury securities and corporate bonds may tend to appreciate, since interest rates on newly-issued dollar assets of these types tend to decline during periods of declining inflation, thus increasing the value of previously-issued securities. If the rate of inflation does decline abruptly, gold, silver, Swiss franc assets and most common stocks may tend to decline.

•	Gradually Slowing Inflation — if after periods of rising inflation the rate of inflation declines slowly (a “soft landing”) and the economy escapes the trauma that has followed most inflations, common stocks would tend to appreciate. The results for stock market issues that tend to rise and fall to a greater degree than the stock market as a whole (the types of issues that the Investment Adviser attempts to identify and include in the Portfolio’s investment portfolio as aggressive growth stocks) may be especially favorable in these circumstances. If the rate of inflation does decline gradually, gold, Swiss franc assets and the stocks of U.S. and foreign real estate and natural resource companies would tend to decline.

The Portfolio attempts to achieve its objective by maintaining a combination of investments, the purchasing power of which as a whole are intended to hold steady or increase in the variety of economic circumstances listed above. Of course there can be no assurance that the Portfolio’s investments will perform as expected.

As indicated above, the Portfolio’s investments include gold, silver, Swiss franc assets, various stock market issues and dollar assets. The investment categories were selected and the Target Percentages assigned when the Portfolio was created based on an assessment of the anticipated volatility of the investments and their past and anticipated future performances in varying economic circumstances. Of course, the Portfolio has no control over the manner in which particular investments respond to changes in economic conditions. For example, even in an inflationary climate, there may be large-volume sellers of gold or silver whose actions would tend to depress the prices of those commodities.

Permanent Portfolio’s Investment Categories

The Prospectus describes the investment categories and Target Percentages of Permanent Portfolio. Below is additional information about Permanent Portfolio’s investment categories.

•	Gold — Permanent Portfolio will buy and sell gold only to and from banks (both U.S. and foreign), regulated U.S. commodities exchanges, exchanges affiliated with a regulated U.S.

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stock exchange and dealers that are members of, or affiliated with members of, a regulated U.S. commodities exchange or stock exchange or approved by the U.S. Treasury as qualified to purchase American Eagle coins from the U.S. Mint, or interests equivalent thereto, in accordance with applicable investment laws. Permanent Portfolio will not purchase gold from any producer of the metal or in any form that is not readily marketable. However, to the extent that Permanent Portfolio actually holds gold bullion and coins, it may encounter higher storage and transaction costs than those normally associated with the ownership of securities. Gold generates no interest or dividends, offering only the potential for capital appreciation. In addition, gold is subject to the risk that it could be lost, damaged, destroyed or stolen, or that access to the gold could be restricted by natural events (such as earthquake) or human actions (such as terrorist attack). Please see the Prospectus for a more detailed discussion of the risks of investments in gold.

•	Silver — Permanent Portfolio’s silver holdings may include bullion and bullion-type silver coins minted by the U.S. Treasury. Like gold, silver generates no interest or dividends, offering only the potential for capital appreciation. Silver is also subject to the other risks and issues discussed above for gold. Please see the Prospectus for a more detailed discussion of the risks of investments in silver.

•	Swiss Franc Assets — Permanent Portfolio also holds Swiss franc assets. The Swiss franc is subject to the risk that inflation (either actual or expected) will decrease in the United States or rise in Switzerland. The price of the Swiss franc is also subject to the imposition of exchange controls; to manipulation by the Federal Reserve System, the Swiss National Bank and, to a lesser extent, by other Swiss central banks and official agencies; and to investment controls established by the Swiss or U.S. Government. While Switzerland has historically been a politically stable nation, there is no assurance that the country may not become subject to the risks discussed under “Portfolio Summaries — Permanent Portfolio — Principal Investment Risks — Swiss Franc Assets” in the Prospectus.

•	Real Estate and Natural Resource Company Stocks — investments in Permanent Portfolio’s real estate and natural resource company stocks category are generally common stocks, but the Portfolio may acquire, among others, preferred stocks, shares of beneficial interest in real estate investment trusts (“REITs”) and American Depositary Receipts (“ADRs”) on stocks within this category. Permanent Portfolio will invest in a security in this category only if it is listed on a national securities exchange in the United States or the principal exchange of a foreign country, or is an over-the-counter stock quoted on the Nasdaq Stock Market.

•	Aggressive Growth Stocks — investments in Permanent Portfolio’s aggressive growth stocks category may include stocks as well as stock warrants. Warrants are securities issued by a company which give the holder the right, but not the obligation, to purchase stock, usually at a price that is higher than the market price at the time the warrant is issued. If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Portfolio would lose any amount it paid for the warrant.

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Dollar Assets — Permanent Portfolio’s dollar assets may include cash, U.S. Treasury bills, notes and bonds, and other U.S. dollar-denominated assets such as the obligations of U.S. government agencies, banker’s acceptances and other bank obligations, commercial paper, and corporate bonds and other fixed income obligations of U.S. and non-U.S. issuers. Permanent Portfolio may invest in dollar assets of any maturity. Except for U.S. Treasury obligations and U.S. government agency securities backed by the full-faith-and-credit of the U.S. Treasury, all debt securities are subject to default risk, that is, the risk that the issuer’s promise to make payment will not be kept. Long-term debt securities, and, to a lesser

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extent, short-term debt securities, are subject to the risk of rising interest rates. As rates rise, as they tend to do during periods of rising inflation, the market values of debt securities generally decline.

Permanent Portfolio may purchase a stock that could be classified as both a real estate and natural resource stock or an aggressive growth stock for purposes of the Portfolio’s Target Percentages. When such an investment occurs, the Investment Adviser will determine the classification of such investment for purposes of the Target Percentages.

More information about the investments that Permanent Portfolio may make within its investment categories is included under “— Additional Investment Information” below.

Permanent Portfolio Strategic Portfolio Adjustments

Because investment prices are constantly changing, the actual composition of Permanent Portfolio’s holdings are not expected to match exactly the Target Percentages. Ordinarily, whenever Permanent Portfolio’s actual holdings in any investment category deviate from the category’s Target Percentage by more than one-quarter of the Target Percentage, the Portfolio will buy or sell investments to correct the discrepancy (unless it is corrected by changes in market prices) and will do so within ninety days from the initial day of such deviation.

The Investment Adviser is authorized to delay making portfolio adjustments in Permanent Portfolio whenever, in its opinion, circumstances make it desirable to do so. In the event of such a delay, Permanent Portfolio’s actual holdings in one or more investment categories could deviate by more than one-quarter of the Target Percentages for those categories for a period in excess of ninety days. Circumstances that might occasion a delay include, but are not limited to:

•	A disorderly market (e.g., when the differences between the buying and selling prices (bid and ask) quoted by market makers and investment dealers are, in the opinion of the Investment Adviser, abnormally large);

•	A banking crisis or other financial emergency that compromises the ability of brokers and dealers to consummate investment transactions; and

•	The inability to make a portfolio adjustment without experiencing an adverse tax consequence such as recognizing a large capital gain.

Permanent Portfolio will not delay portfolio adjustments called for by the Target Percentages in anticipation of a change in the general price level of any investment category.

A Portfolio may acquire securities from another Portfolio (“cross trades”) that are otherwise qualified investments for the Portfolio, so long as neither Portfolio bears any markup or spread, and no commission, fee or other remuneration is paid in connection with the acquisition. Any such transaction would be a cash purchase or sale of a security for which market quotations are readily available, at its independent current market price, in a manner consistent with Section 17(a) of the 1940 Act and Rule 17a-7 thereunder.

Short-Term Treasury Portfolio

Under normal market conditions, Short-Term Treasury Portfolio invests at least 80% of its assets in direct debt obligations of the United States Treasury, including U.S. Treasury bills, notes and bonds, and other securities issued by the U.S. Treasury. The remainder of the Portfolio’s assets may be invested in U.S. government agency securities, which include debt obligations issued and/or guaranteed as to principal and interest by the U.S. government or its agencies, sponsored enterprises or instrumentalities. The Portfolio expects to maintain a dollar-weighted average portfolio maturity and duration of zero to three years. The investment policies allow the Portfolio to attempt to generate high current income while simultaneously seeking to minimize credit and interest rate risk and while maintaining liquidity of Portfolio assets.

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Versatile Bond Portfolio

Under normal market conditions, Versatile Bond Portfolio invests at least 80% of its assets in bonds. The Portfolio has the ability to invest in bonds of any type and maturity, in any country or currency, and, with respect to 50% of its net assets, of any credit quality, giving it the flexibility to adapt to various market conditions, including the unprecedented volatility over the last decade. This broad and flexible policy allows the Portfolio to attempt to take advantage of prevailing macroeconomic trends and opportunities with respect to interest rates, currencies and issuers, and other factors to seek to generate high current income while simultaneously seeking to avoid those markets that present greater risks.

Aggressive Growth Portfolio

Under normal market conditions, Aggressive Growth Portfolio invests in stocks and stock warrants of U.S. and foreign companies that are expected to have a higher profit potential than the stock market as a whole and whose shares are valued primarily for potential growth in revenues, earnings, dividends or asset values rather than for current income. The Portfolio’s investment policies are based on the premise that the stock market has been the most successful long-term investment since 1926, and that an investor seeking to construct his or her own investment portfolio should include an investment whose profitability is linked directly to the stock market. Stocks have been the most successful long-term investment because they represent ownership in the engines of wealth that turn out the goods and services people need and want. Such companies may include those involved in technology, medicine, capital goods, natural resources, energy, construction, transportation, finance, entertainment or service, those developing or exploiting new industries, products, services or markets, or those whose shares are otherwise undervalued. Stock market investments have earned the best long-term profits because they feed capital to these engines of wealth, making them even more productive.

Stock market investors, however, need caution. While the stock market’s total return has been high, it has not been smooth or steady. Most stocks are riskier than bonds or money market instruments; and, unlike gold, stocks are vulnerable to inflation. Additionally, there is no guarantee that the economic growth that underlies long-term stock market profits will continue in the future, which is one reason a prudent investor should carefully consider how much of his or her capital to invest in stocks. Stocks are tightly linked to the real world of production and commerce, and any shock in the economy (inflation, recession, political turmoil, bad news of any kind) can translate into a shock for the stock market.

The Portfolio invests in U.S. and foreign companies whose stocks have been selected for their high (higher than for the stock market as a whole), long-term appreciation potential. With such a selection, when the stock market as a whole rises, the value of shares in the Portfolio should rise more. Of course, no selection of stocks can be guaranteed to “outrun” a rising market. While the Portfolio’s stocks involve more risk than the average stock, especially when the stock market as a whole is declining, they also offer the potential for greater reward.

The Portfolio expects to remain fully invested in stock market investments at all times, apart from incidental amounts of cash, cash equivalents or other high quality, short-term investments. It does not take on the unnecessary risks that come with attempts to switch in and out of the market. Its “fully-invested” policy assures that it will not miss out on a bull market in stocks because it has mistakenly decided to sit on the sidelines. However, this policy may subject the Portfolio to greater risk of price declines during periods when the prices of U.S. or foreign stock market investments in general are declining because the Portfolio will be fully invested in stocks.

Investment Restrictions

Fundamental Investment Objective, Policies and Limitations

A Portfolio’s fundamental investment objective, policies and limitations cannot be changed without approval by a “majority of the outstanding voting securities” of the Portfolio. A majority of the

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outstanding voting securities of a Portfolio is defined under the 1940 Act as the lesser of: (i) 67% or more of the Portfolio’s shares present at a meeting if more than 50% of the outstanding shares of the Portfolio are present and represented by proxy; or (ii) more than 50% of the outstanding shares of the Portfolio.

The fundamental investment objective of Permanent Portfolio is to preserve and increase the purchasing power value of its shares over the long term. As a fundamental investment policy, Permanent Portfolio invests a fixed “Target Percentage” of its net assets in the investment categories listed in the table under “Portfolio Summaries — Permanent Portfolio — Principal Investment Strategies” in the Prospectus.

The following investment limitations, applicable to the Portfolios as indicated, are fundamental and cannot be changed without shareholder approval. Other than as stated in the immediately preceding paragraph and below, each Portfolio’s investment objective, policies and limitations are non-fundamental and may be changed without shareholder approval.

(1)	Subject to the policy regarding a wholly owned broker-dealer subsidiary, the Trust will not act as a securities underwriter of other issuers except to the extent that acting as such may be necessary to dispose of securities acquired by the Trust. (However, in connection with the disposition of “restricted securities” and securities for which there is no readily available market quotation, the Trust may be deemed to be an underwriter under certain federal securities laws.)

(2)	No Portfolio will concentrate its investments in any particular industry or group of industries (i.e., no more than 25% of the value of any Portfolio’s assets, other than securities issued by the United States government or an agency or instrumentality thereof, will be invested in any one industry).

(3)	Permanent Portfolio will not borrow money, issue senior securities, purchase or sell real estate (including real estate limited partnerships) or commodities or oil, gas or other mineral leases, or make loans to other persons, except in accordance with the operating procedures and policies contained elsewhere in the Prospectus and this SAI in addition to the following: the amount of money Permanent Portfolio may borrow will be limited by the 1940 Act so that immediately after such borrowing, the amount borrowed may not exceed 33 1/3% of the value of Permanent Portfolio’s assets (including the amount borrowed), less its liabilities (not including any borrowings but including the fair market value at the time of computation of any securities with respect to which there are open short positions). In observing these limits, Permanent Portfolio will count the proceeds of reverse repurchase agreements as borrowed money.

(4)	Neither Short-Term Treasury Portfolio, Versatile Bond Portfolio nor Aggressive Growth Portfolio will borrow money, issue senior securities, purchase or sell real estate (including limited partnership interests) or commodities or oil, gas or other mineral leases, make loans or lend its assets to other persons, engage in short sales or write put options or uncovered call options (other than as noted above), except as follows: the amount of money any such Portfolio may borrow will be limited by the 1940 Act so that immediately after such borrowing the amount borrowed may not exceed 33 1/3% of the value of the respective Portfolio’s assets (including the amount borrowed), less its liabilities (not including any borrowings but including the fair market value at the time of computation of any securities with respect to which there are open short positions).

(5)

Notwithstanding any other policy of Permanent Portfolio, the Trust may form a wholly-owned subsidiary to be owned by Permanent Portfolio for the purpose of engaging in broker-dealer activities. The total amount of Permanent Portfolio’s capital contributions to such subsidiary shall be limited to an amount not to exceed, in the aggregate, 1% of the net assets of Permanent Portfolio as of the time that any capital contribution is made.

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Permanent Portfolio shall not make any capital contribution to such subsidiary that would increase the then current value of Permanent Portfolio’s investment in the subsidiary to an amount in excess of 1% of the then net assets of Permanent Portfolio. There is currently no broker-dealer subsidiary.

Non-Fundamental Investment Restrictions

The investment restrictions described below have been adopted by the Trust as operating policies and are subject to change by the Board of Trustees. However, the Trust will not change any operating policy without notifying its shareholders in advance. The Trust will not:

(1)	Purchase securities of companies for the purpose of exercising control or management.

(2)	Purchase securities on margin, although for the avoidance of doubt, Versatile Bond Portfolio may enter into currency forward and futures contracts and Permanent Portfolio may enter into commodity forward and futures contracts (but only in accordance with the operating procedures and policies contained elsewhere in the Prospectus and this SAI) and obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio investments.

(3)	Invest in straddles or spreads.

(4)	Purchase from or sell to any officer, trustee or employee of the Trust, or its Investment Adviser, or any of its members, managers or employees, any securities other than shares of any Portfolio of the Trust.

(5)	Purchase or retain the securities of any issuer if those officers and trustees of the Trust, or members of its Investment Adviser owning individually more than 1/2% of a class of securities of such issuer, together own more than 5% of such securities of such issuer.

(6)	Retain a custodian for its assets which shall be other than a bank or trust company having at least $2,000,000 in aggregate capital, surplus and undivided profits and, upon the resignation or inability to serve as the custodian, the Trust shall use its best efforts to obtain and transfer its assets to a similarly qualified custodian or submit to its stockholders the question whether to function without such a custodian.

(7)	Invest more than 5% of the value of the total assets of a Portfolio in securities of companies which together with predecessors have a record of less than three years’ continuous operation.

(8)	Pledge, mortgage or hypothecate assets of any Portfolio having a market value greater than 15% of the value of that Portfolio’s gross assets (taken at cost), except to secure permitted borrowings of that Portfolio.

(9)	Use as security for borrowings of any Portfolio more than 35% of value of that Portfolio’s assets.

(10)	Corporate bonds and other fixed income obligations in Permanent Portfolio’s Dollar Assets investment category will, at the time of investment, be rated in the top four rating categories by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“Standard & Poor’s”), rated similarly by another independent rating agency such as Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”), or if unrated, determined by the Investment Adviser to be of comparable quality.

(11)	Under normal market conditions, Short-Term Treasury Portfolio shall invest at least 80% of its assets in debt obligations of the United States Treasury, including U.S. Treasury bills, notes and bonds.

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(12)	Under normal market conditions, the Aggressive Growth Portfolio shall invest in stocks and stock warrants of U.S. and foreign companies that are expected to have a higher profit potential than the stock market as a whole.

Additional Investment and Risk Information

Except where investments are specifically authorized only for certain Portfolios, all Portfolios may buy the types of investments and use the investment techniques described below, subject to any applicable investment policies and restrictions. However, the Portfolios may not buy all of the types of investments or use all of the investment techniques described below. Each Portfolio’s principal investment strategies and the principal risks of such investment strategies are discussed in the Prospectus. Certain risks applicable to all of the Portfolios are also included below. The following list is in alphabetical order.

Bank Obligations

In addition to banker’s acceptances, Permanent Portfolio and Versatile Bond Portfolio may invest in bank obligations including fixed, floating or variable rate certificates of deposit (“CDs”), letters of credit, time and savings deposits and bank notes. Bank obligations are exempt from registration with the Securities and Exchange Commission (“SEC”) if issued by U.S. banks or foreign branches of U.S. banks. As a result, the Portfolio will not receive the same investor protections when investing in bank obligations as opposed to registered securities. Similarly, bank notes and other unsecured bank obligations are not guaranteed by the Federal Deposit Insurance Corporation (“FDIC”), so a Portfolio will be exposed to the credit risk of the bank or institution. In the event of liquidation, bank notes and unsecured bank obligations generally rank behind time deposits, savings deposits and CDs, resulting in a greater potential for losses to the Portfolio.

Banker’s Acceptances

A banker’s acceptance is a postdated check written by a business (not necessarily a major corporation) that has been “accepted” and guaranteed by a bank. Usually, the postdating is for no more than nine months. The types of acceptances which a Portfolio would acquire are those which are actively traded in the open market. There are two, often three, guaranties behind a banker’s acceptance. First, the acceptance is an obligation of the bank that has accepted it. Second, if the accepting bank should default on its obligation, the business that wrote the accepted check ordinarily would be responsible for making payment to the investor. Third, an acceptance is often secured by a pledge of merchandise or other property. Banker’s acceptances are generally regarded as among the safest of all privately issued, short-term dollar assets. The Investment Adviser considers banker’s acceptances, with their multiple guarantees, to be safer than certificates of deposit, which represent the obligation of a single entity.

Bonds

As used in this SAI, “bonds” may include debt securities of all types and of any maturity including but not limited to:

•	obligations of U.S. and non-U.S. issuers, including corporate bonds, convertible bonds, and commercial paper;

•	securities issued or guaranteed by the U.S. government, its agencies or government-sponsored enterprises;

•	obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises;

•	obligations of supranational entities;

•	bank obligations, including certificates of deposit, fixed time deposits, bank notes and bankers’ acceptances; and

•	repurchase agreements.

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Permanent Portfolio and Versatile Bond Portfolio may invest in bonds of any maturity and do not attempt to maintain any pre-set average portfolio maturity or duration. Duration is a measure of a security’s price sensitivity to changes in prevailing interest rates. Generally, the longer a security’s duration, the more sensitive it will be to changes in interest rates. The longer a Portfolio’s average weighted portfolio maturity, the greater the impact a change in interest rates will have on its net asset value (“NAV”).

Bonds — Below Investment Grade Bonds

Versatile Bond Portfolio may invest in below investment grade bonds (also referred to as “junk” or “high yield” bonds). Below investment grade bonds are securities that have been rated below BBB-/ Baa3/BBB- by Standard & Poor’s, Moody’s or Fitch, respectively, or if unrated, determined by the Investment Adviser to be of comparable quality. Versatile Bond Portfolio may invest up to 50% of its net assets in bonds that are rated below investment grade at the time of investment. See Appendix C for further information about the ratings of debt securities assigned by Standard & Poor’s, Moody’s and Fitch.

Below investment grade bonds are considered predominantly speculative with respect to the issuer’s ability to pay interest and repay principal. Below investment grade bonds may be issued as a consequence of corporate restructuring, such as leveraged buyouts, mergers, acquisitions, debt recapitalizations or similar events or by smaller or highly leveraged companies, and in other circumstances.

Below investment grade bonds generally offer a higher current yield than that available for investment grade securities; however, they involve greater risks than investment grade securities in that they are especially sensitive to, and may be more susceptible to, real or perceived adverse changes in general economic conditions and in the industries in which the issuers are engaged, changes in the financial condition of, and individual corporate developments of, the issuers, and price fluctuations in response to changes in interest rates. Because the Portfolio’s investments in below investment grade bonds involve greater investment risk than its investments in higher rated securities, achievement of the Portfolio’s investment objective will be more dependent on the Investment Adviser’s analysis than would be the case if the Portfolio were investing in higher rated securities.

Below investment grade bonds generally will be susceptible to greater risk when economic growth slows or reverses and when inflation increases or deflation occurs. Below investment grade bonds may experience substantial price declines when there is an expectation that issuers of such securities might experience financial difficulties. As a result, the yields on below investment grade bonds can rise dramatically. However, those higher yields may not reflect the value of the income stream that holders of such securities expect. Rather, those higher yields may reflect the risk that holders of such securities could lose a substantial portion of their value due to financial restructurings or defaults by the issuers. There can be no assurance that those declines will not occur.

During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing. The risk of loss due to default by such issuers is significantly greater because such securities frequently are unsecured by collateral and will not receive payment until more senior claims are paid in full. Below investment grade bonds may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Portfolio would have to replace the security with a lower yielding security, resulting in a decreased return. Conversely, a below investment grade bond’s value will decrease in a rising interest rate market, as will the value of the Portfolio’s investment in such securities. If the Portfolio experiences unexpected net redemptions, this may force it to sell its below investment grade bonds, without regard to their investment merits, thereby possibly reducing the Portfolio’s rate of return.

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In addition, the market for below investment grade bonds generally is thinner and less active than that for higher rated securities, which may limit the Portfolio’s ability to sell such securities at fair value in response to changes in the economy or financial markets. This potential lack of liquidity may make it more difficult for the Investment Adviser to value accurately certain portfolio securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of below investment grade bonds, especially in a thinly traded market.

In periods of reduced market liquidity, below investment grade bonds may become more volatile and may experience sudden and substantial price declines. Also, there may be significant disparities in the prices quoted for such bonds by various dealers. Under such conditions, the Portfolio may find it difficult to value its below investment grade bonds accurately. Under such conditions, the Portfolio may have to use subjective rather than objective criteria to value its below investment grade bonds.

An issuer’s obligations under its bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of bond holders or other creditors of an issuer; litigation or other conditions may also adversely affect the power or ability of issuers to meet their obligations for the payment of interest and principal on their bonds.

Prices for below investment grade bonds also may be affected by legislative and regulatory developments. For example, from time to time, Congress has considered legislation to restrict or eliminate the corporate tax deduction for interest payments or to regulate corporate restructuring such as takeovers, mergers or leveraged buyouts. Such legislation, if enacted, could depress the prices of outstanding below investment grade bonds.

Bonds — Investment Grade Bonds

Permanent Portfolio and Versatile Bond Portfolio may invest in investment grade bonds of U.S. or non-U.S. issuers. Investment grade bonds are securities that have been rated in the top four rating categories by Standard & Poor’s, Moody’s or Fitch (i.e., at or above BBB-/Baa3/BBB- by Standard & Poor’s, Moody’s or Fitch, respectively), or if unrated, determined by the Investment Adviser to be of comparable quality. Securities rated by Moody’s in its fourth highest rating category (Baa) or comparable unrated securities may be deemed to have speculative characteristics.

The ratings of a rating agency represent its opinion as to the quality of securities it undertakes to rate. Ratings are not absolute standards of quality; consequently, securities with the same maturity, coupon, and rating may have different yields. See Appendix C for further information about the ratings of debt securities assigned by Standard & Poor’s, Moody’s and Fitch.

Ordinarily, Permanent Portfolio will sell any investment that has been downgraded below Standard & Poor’s BBB- rating, but may retain such an investment if such investments in the aggregate do not exceed 2% of the Portfolio’s net assets. Versatile Bond Portfolio may invest in obligations of any credit quality and is not required to sell investments that have subsequently been downgraded.

Brady Bonds

Versatile Bond Portfolio may invest in “Brady bonds,” which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. In light of the history of defaults of countries issuing Brady bonds on their commercial bank loans, investments in Brady bonds may be viewed as speculative. Brady bonds may be fully or partially collateralized or uncollateralized, are issued in various currencies (but primarily in U.S. dollars) and are actively traded in over-the-counter secondary markets. Brady bonds with no or limited collateralization of interest or principal payment obligations have increased credit risk, and the holders of such bonds rely on the willingness and ability of the foreign government to make payments in accordance with the terms of such Brady bonds. U.S. dollar-denominated collateralized Brady bonds, which may be fixed rate bonds or floating rate bonds, generally are collateralized by Treasury zero coupon bonds having the same maturity as the Brady

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bonds. One or more classes of securities (“structured securities”) may be backed by, or represent interests in, Brady bonds. The cash flow on the underlying instruments may be apportioned among the newly-issued structured securities to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments.

Brady bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady bonds. There can be no assurance that Brady bonds in which the Portfolio may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Portfolio to suffer a loss of interest or principal on any of its holdings.

Commercial Paper

Permanent Portfolio and Versatile Bond Portfolio may invest in commercial paper. Commercial paper is a short-term debt security issued by a corporation, bank, municipality, or other issuer usually for purposes such as financing current operations. The Portfolios may invest in commercial paper that cannot be resold to the public without an effective registration statement under the Securities Act of 1933, as amended (“1933 Act”). While some restricted commercial paper normally is deemed illiquid, the Investment Adviser may in certain cases determine that such paper is liquid, pursuant to guidelines established by the Trust’s Board.

Convertible Securities

Permanent Portfolio and Versatile Bond Portfolio may invest in convertible securities. Convertible securities are bonds, debentures, notes, preferred stocks and other securities that pay interest or dividends and are convertible into or exchangeable for common stock or other equity securities of the same or a different issuer. Convertible securities generally have some features of common stocks and some features of debt securities. In general, a convertible security performs more like a stock when the underlying stock’s price is high relative to the conversion price (because it is assumed that it will be converted into the stock) and performs more like a debt security when the underlying stock’s price is low relative to the conversion price (because it is assumed that it will mature without being converted). Convertible securities typically pay an income yield that is higher than the dividend yield of the issuer’s common stock, but lower than the yield of the issuer’s debt securities.

Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed- income security. Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities entail more risk than its debt obligations. In addition, convertible securities are often lower-rated securities. Because of the conversion feature, the price of the convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset, and as such is subject to risks relating to the activities of the issuer and/or general market and economic conditions. The income component of a convertible security may tend to cushion the security against declines in the price of the underlying asset. The income component of convertible securities, however, causes fluctuations based upon changes in interest rates and the credit quality of the issuer.

Corporate Debt Securities

Permanent Portfolio’s (U.S. dollar-denominated only) and Versatile Bond Portfolio’s (U.S. dollar- or foreign currency-denominated) investments in corporate debt securities include corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities, of domestic or foreign issuers. The rate of interest on a corporate debt security may be fixed, floating or

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variable, and may vary inversely with respect to a reference rate. The market value of a corporate debt security generally may be expected to rise and fall inversely with interest rates and may also be affected by the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the marketplace. Corporate debt securities usually yield more than government or agency bonds due to the presence of credit risk.

Credit Ratings

Standard & Poor’s, Moody’s or Fitch and other rating agencies are private services that provide ratings of the credit quality of bonds and certain other securities. A description of the ratings assigned to bonds by Standard & Poor’s, Moody’s or Fitch is included in Appendix C to this SAI. The process by which Standard & Poor’s, Moody’s or Fitch determine ratings generally includes consideration of the likelihood of the receipt by security holders of all distributions, the nature of the underlying assets, the credit quality of the guarantor, if any, and the structural, legal and tax aspects associated with these securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Credit ratings attempt to evaluate the safety of principal and interest payments, but they do not evaluate the volatility of a bond’s value or its liquidity and do not guarantee the performance of the issuer. Rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer’s current financial condition may be better or worse than the rating indicates. There is a risk that subsequent to a bond’s purchase by a Portfolio, one or more rating agencies may downgrade a bond’s rating, it may cease to be rated, or its rating may be reduced below the minimum rating required for purchase by the Portfolio.

Cybersecurity Risk

Since the use of technology has become more prevalent in the course of business, the Portfolios may be more susceptible to operational risks through breaches in cybersecurity. A cybersecurity incident may refer to either intentional or unintentional events that allow an unauthorized party to gain access to Portfolio assets, customer data, or proprietary information, or cause a Portfolio or its service provider(s) to suffer data corruption or lose operational functionality. A cybersecurity incident could, among other things, result in the loss or theft of shareholder data or funds, shareholders or employees being unable to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or remediation costs associated with system repairs. Any of these results could have a substantial impact on the Portfolios and their shareholders. For example, if a cybersecurity incident results in a denial of service, Portfolio shareholders could lose access to their electronic accounts for an unknown period of time, and employees could be unable to access electronic systems to perform critical duties for the Portfolios, such as trading, NAV calculation, shareholder accounting or fulfillment of Portfolio share purchases and redemptions. Cybersecurity incidents could cause a Portfolio, the Investment Adviser, transfer agent, custodian or distributor to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures, or financial loss of a significant magnitude. They may also cause a Portfolio to violate applicable privacy and other laws. The Trust has established risk management systems that seek to reduce the risks associated with cybersecurity, and a business continuity plan in the event there is a cybersecurity breach. However, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified or that cyber attacks are not detected. There is no guarantee that such efforts will succeed, especially since the Trust does not directly control the cybersecurity systems of the issuers of securities in which the Portfolios invest or the Trust’s third party service providers (including the Trust’s transfer agent and custodian).

Depository Receipts

Permanent Portfolio and Aggressive Growth Portfolio may invest in equity securities of foreign issuers represented by American Depositary Receipts (“ADRs”), European Depository Receipts (“EDRs”), Global Depository Receipts (“GDRs”) and International Depository Receipts (“IDRs”). ADRs

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(sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing its ownership of the underlying foreign securities. Most ADRs are denominated in U.S. dollars and are publicly traded on exchanges or over-the-counter in the United States. ADRs are subject to the risks of investments in foreign securities and currency risk, if, as is often the case, the underlying securities are denominated in a foreign currency. EDRs are receipts issued by a European bank evidencing its ownership of the underlying foreign securities and are often denominated in a foreign currency. GDRs are receipts issued by either a U.S. or non-U.S. banking institution evidencing its ownership of the underlying foreign securities and are often denominated in U.S. dollars. IDRs are receipts typically issued by a foreign bank or trust company evidencing its ownership of the underlying foreign securities. Depositary receipts involve many of the same risks of investing directly in foreign securities, including currency risk and risks of foreign investing.

Issuers of the securities underlying sponsored depositary receipts, but not unsponsored depositary receipts, are contractually obligated to disclose material information in the United States. Therefore, the market value of unsponsored depositary receipts is less likely to reflect the effect of such information.

Foreign Securities

Permanent Portfolio, Versatile Bond Portfolio and Aggressive Growth Portfolio may be exposed to substantial risks associated with investing in the securities of governments and companies located in, or having substantial operations in, foreign countries, which are in addition to the usual risks inherent in domestic investments. The value of foreign securities (like U.S. securities) is affected by general economic and market conditions and individual issuer and industry earnings prospects.

There is the possibility of cessation of trading on foreign exchanges, expropriation, nationalization of assets, confiscatory or punitive taxation, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), restrictions on removal of assets, political or social instability, military action or unrest, or diplomatic developments that could affect investments in securities of issuers in foreign nations. There is no assurance that a Portfolio will be able to anticipate such potential events. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.

There may be less publicly available information about foreign issuers comparable to the reports and ratings published about issuers in the U.S. Foreign issuers generally are not subject to uniform accounting or financial reporting standards. Auditing practices and requirements may not be comparable to those applicable to U.S. issuers. Certain countries’ legal institutions, financial markets and services are less developed than those in the U.S. or other major economies. A Portfolio may have greater difficulty voting proxies, exercising shareholder rights, securing dividends and obtaining information regarding corporate actions on a timely basis, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts. The costs associated with foreign investments, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than with U.S. investments.

Certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company. Some countries limit the investment of foreign persons to only a specific class of securities of an issuer that may have less advantageous terms than securities of the issuer available for purchase by nationals. Although securities subject to such restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions. In some countries, the repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval. A Portfolio could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation. From time to time, trading in a foreign market may be interrupted.

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Foreign markets also have substantially less volume than the U.S. markets and securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. A Portfolio, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its NAV.

In many foreign countries there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the U.S., which may result in greater potential for fraud or market manipulation. Foreign over-the-counter markets tend to be less regulated than foreign stock exchange markets and, in certain countries, may be totally unregulated. Brokerage commission rates in foreign countries, which generally are fixed rather than subject to negotiation as in the U.S., are likely to be higher. Foreign security trading, settlement and custodial practices (including those involving securities settlement where assets may be released prior to receipt of payment) are often less developed than those in U.S. markets, may be cumbersome and may result in increased risk or substantial delays. This could occur in the event of a failed trade or the insolvency of, or breach of duty by, a foreign broker-dealer, securities depository, or foreign subcustodian.

To the extent that a Portfolio invests a significant portion of its assets in a specific geographic region or country, it will have more exposure to economic risks related to such region or country than a portfolio whose investments are more geographically diversified. Adverse conditions in a certain region can affect securities of other countries whose economies appear to be unrelated. In the event of economic or political turmoil or a deterioration of diplomatic relations in a region or country where a substantial portion of a Portfolio’s assets are invested, the Portfolio may have difficulty meeting a large number of shareholder redemption requests.

Foreign Securities – Developing Markets or Emerging Markets Securities

Permanent Portfolio’s, Versatile Bond Portfolio’s and Aggressive Growth Portfolio’s investments that are tied economically to developing or emerging markets may be subject to potentially higher risks than investments in developed countries. These risks include, among others: (i) less social, political and economic stability; (ii) smaller securities markets with low or nonexistent trading volume, which result in greater illiquidity and greater price volatility; (iii) certain national policies which may restrict a Portfolio’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation, including less transparent and established taxation policies; (v) less developed regulatory or legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in many developing market countries, of a capital market structure or market-oriented economy; (vii) more widespread corruption and fraud; (viii) the financial institutions with which a Portfolio may trade may not possess the same degree of financial sophistication, creditworthiness or resources as those in developed markets; and (ix) the possibility that recent favorable economic developments in some developing market countries may be slowed or reversed by unanticipated economic, political or social events in such countries.

In addition, many developing market countries have experienced substantial, and during some periods, extremely high rates of inflation, for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing market countries may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, currency depreciation, debt burden, capital reinvestment, resource self-sufficiency and balance of payments position. The economies of some developing market countries may be based on only a few industries, and may be highly vulnerable to changes in local or global trade conditions.

Settlement systems in developing market countries may be less organized than in developed countries. Supervisory authorities may also be unable to apply standards which are comparable with those in more developed countries. There may be risks that settlement may be delayed and that cash or securities belonging to a Portfolio may be in jeopardy because of failures of or defects in the settlement systems.

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Market practice may require that payment be made prior to receipt of the security which is being purchased or that delivery of a security must be made before payment is received. In such cases, default by a broker or bank (“counterparty”) through whom the relevant transaction is effected might result in a loss being suffered by a Portfolio. The Portfolios seek, where possible, to use counterparties whose financial status reduces this risk. However, there can be no certainty that a Portfolio will be successful in eliminating or reducing this risk, particularly as counterparties operating in developing market countries frequently lack the substance, capitalization and/or financial resources of those in developed countries. Uncertainties in the operation of settlement systems in individual markets may increase the risk of competing claims to securities held by or to be transferred to a Portfolio. Legal compensation schemes may be non-existent, limited or inadequate to meet a Portfolio’s claims in any of these events.

The Portfolios may have limited access to, or there may be a limited number of, potential counterparties that trade in the securities of developing market issuers. Governmental regulations may restrict potential counterparties to certain financial institutions located or operating in the particular developing market. Potential counterparties may not possess, adopt or implement creditworthiness standards, financial reporting standards or legal and contractual protections similar to those in developed markets. Currency and other hedging techniques may not be available or may be limited.

The local taxation of income and capital gains accruing to nonresidents varies among developing market countries and may be comparatively high. Developing market countries typically have less well-defined tax laws and procedures and such laws may permit retroactive taxation so that a Portfolio could in the future become subject to local tax liabilities that had not been anticipated in conducting its investment activities or valuing its assets.

Many developing market countries suffer from uncertainty and corruption in their legal frameworks. Legislation may be difficult to interpret and laws may be too new to provide any precedential value. Laws regarding foreign investment and private property may be weak or non-existent. Investments in developing market countries may involve risks of nationalization, expropriation and confiscatory taxation. For example, the Communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that similar expropriation will not occur in the future. In the event of expropriation, a Portfolio could lose all or a substantial portion of any investments it has made in the affected countries. Accounting, auditing and reporting standards in certain countries in which a Portfolio may invest may not provide the same degree of investor protection or information to investors as would generally apply in major securities markets. In addition, it is possible that purported securities in which a Portfolio invested may subsequently be found to be fraudulent and as a consequence the Portfolio could suffer losses.

Finally, currencies of developing market countries are subject to significantly greater risks than currencies of developed countries. Some developing market currencies may not be internationally traded or may be subject to strict controls by local governments, resulting in undervalued or overvalued currencies and associated difficulties with the valuation of assets, including a Portfolio’s investments, denominated in that currency. Some developing market countries have experienced balance of payment deficits and shortages in foreign exchange reserves. Governments have responded by restricting currency conversions. Future restrictive exchange controls could prevent or restrict a company’s ability to make dividend or interest payments in the original currency of the obligation (usually U.S. dollars). In addition, even though the currencies of some developing market countries, such as certain Eastern European countries, may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to a Portfolio’s shareholders.

Illiquid Investments

Each Portfolio may invest a maximum of 15% of its net assets in illiquid securities, measured at the time of the investment. Generally, an illiquid security is an investment that is not readily marketable (i.e., it cannot be expected to be sold or disposed of within seven days at approximately the price at

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which it is valued by a Portfolio). Illiquid securities may include unregistered or other restricted securities, such as Rule 144A securities (restricted securities that may be traded among qualified institutional buyers pursuant to an exemption from the registration requirements of the securities laws) and repurchase agreements maturing in more than seven days. Generally, foreign securities freely tradable in their principal market are not considered restricted or illiquid even if they are not registered in the United States. Illiquid securities may be difficult for a Portfolio to value or dispose of due to the absence of an active trading market. The sale of some illiquid securities by a Portfolio may be subject to legal restrictions, which could be costly to the Portfolio.

Indebtedness, Loan Participations and Assignments

Versatile Bond Portfolio may invest in secured and unsecured loans. Loan interests are a form of direct debt instrument in which the Portfolio may invest by taking an assignment of all or a portion of an interest in a loan previously held by another institution or by acquiring a participation in an interest in a loan that continues to be held by another institution. Loans are subject to the same risks as investments in bonds generally and carry additional risks described in this section.

In purchasing a loan by assignment, the Portfolio typically would succeed to all the rights and obligations of the assigning lender under the loan agreement and becomes a lender under the loan agreement. However, assignments may be arranged through private negotiations and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. If a loan is acquired through an assignment, the Portfolio may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral.

The Portfolio’s rights under a participation interest with respect to a particular loan may be more limited than the rights of original lenders or of investors who acquire an assignment of that loan. In a participation interest, the Portfolio will usually have a contractual relationship only with the selling institution and not the underlying borrower. The Portfolio normally will have to rely on the participating lender to demand and receive payments in respect of the loans, and to pay those amounts on to the Portfolio; thus, the Portfolio will be subject to the risk that the lender may be unwilling or unable to do so. In such a case, the Portfolio would not likely have any rights against the borrower directly. In buying a participation interest, the Portfolio might not directly benefit from the collateral supporting the related loan and may be subject to any rights of set off the borrower has against the selling institution. In the event of bankruptcy or insolvency of the borrower, the obligation of the borrower to repay the loan may be subject to certain defenses that can be asserted by the borrower as a result of any improper conduct of the participating lender. As a result, the Portfolio may be subject to delays, expenses and risks that are greater than those that exist when the Portfolio is an original lender or assignee.

In buying a participation interest, the Portfolio assumes the credit risk of both the borrower and the participating lender. If the participating lender fails to perform its obligations under the participation agreement, the Portfolio might incur costs and delays in realizing payment and suffer a loss of principal and/or interest. If a participating lender becomes insolvent, the Portfolio may be treated as a general creditor of that lender. As a general creditor, the Portfolio may not benefit from a right of set off that the lender has against the borrower. The Portfolio will acquire a participation interest only if the Investment Adviser determines that the participating lender or other intermediary participant selling the participation interest is creditworthy.

Loans may be subject to legal or contractual restrictions on resale. Loans are not currently listed on any securities exchange or automatic quotation system. As a result, there may not be a liquid public market for loan interests. Loans may have extended trade settlement periods. Accordingly, the proceeds from the sale of these instruments may not be available to make additional investments or to meet redemption obligations until potentially a substantial period after the sale. The extended trade settlement periods could force the Portfolio to liquidate other securities to meet redemptions and may present a risk that the Portfolio may incur losses in order to timely honor redemptions.

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Loans normally are not registered with the SEC or any state securities commission or listed on any securities exchange. As a result, the amount of public information available about a specific loan historically has been less extensive than if the loan were registered or exchange traded. They may also not be considered “securities,” and purchasers, such as the Portfolio, therefore may not be entitled to rely on the strong anti-fraud protections of the federal securities laws.

Inflation-Indexed Securities

Permanent Portfolio (U.S. dollar-denominated only), Short-Term Treasury Portfolio (U.S. Treasury inflation-indexed securities only), and Versatile Bond Portfolio may invest in inflation-indexed securities. Inflation-indexed securities are debt securities, the value of which is periodically adjusted to reflect a measure of inflation. Two structures are common for inflation indexed securities. The U.S. Treasury and some other issuers use a structure that reflects inflation as it accrues by increasing the U.S. dollar amount of the principal originally invested. Other issuers pay out the inflation as it accrues as part of a semi-annual coupon. Any amount accrued on an inflation-indexed security, regardless whether paid out as a coupon or added to the principal, is generally considered taxable income. Where the accrued amount is added to the principal and no cash income is received until maturity, a Portfolio may be required to sell portfolio securities that it would otherwise continue to hold in order to obtain sufficient cash to make distributions to shareholders required for U.S. tax purposes.

An investor could experience a loss of principal and income on investments in inflation-indexed securities. In a deflationary environment, the value of the principal invested in an inflation-indexed security will be adjusted downward, just as it would be adjusted upward in an inflationary environment. Because the interest on an inflation-indexed security is calculated with respect to the amount of principal which is smaller following a deflationary period, interest payments will also be reduced, just as they would be increased following an inflationary period.

In the case of U.S. Treasury inflation-indexed securities, the return of at least the original U.S. dollar amount of principal invested is guaranteed, so an investor receives the greater of its original principal or the inflation-adjusted principal. If the return of principal is not guaranteed, the investor may receive less than the amount it originally invested in an inflation-indexed security following a period of deflation. Any guarantee of principal provided by a party other than the U.S. Government will increase a Portfolio’s exposure to the credit risk of that party.

The value of inflation-indexed securities is generally expected to change in response to changes in “real” interest rates. The real interest rate is the rate of interest that would be paid in the absence of inflation. The actual rate of interest, referred to as the nominal interest rate, is equal to the real interest rate plus the rate of inflation. If inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed securities. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed securities.

While inflation-indexed securities are designed to provide some protection from long-term inflationary trends, short-term increases in inflation may lead to a decline in their value. For example, if interest rates rise due to reasons other than inflation, investors in these securities may not be protected to the extent that the increase is not reflected in the security’s inflation measure. The reasons that interest rates may rise without a corresponding increase in inflation include changes in currency exchange rates and temporary shortages of credit or liquidity. When interest rates rise without a corresponding increase in inflation, a Portfolio’s investment in inflation-indexed securities will forego the additional return that could have been earned on a floating rate debt security.

The periodic adjustment of U.S. inflation-protected debt securities is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is an index of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation- protected debt securities issued by a foreign government are

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generally adjusted to reflect a comparable consumer inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the actual rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States. To the extent that a Portfolio invests in inflation-indexed securities as a hedge against inflation, an imperfect hedge will result if the cost of living (as represented in the CPI-U) has a different inflation rate than the Portfolio’s interests in industries and sectors minimally affected by changes in the cost of living.

Master Limited Partnerships

Permanent Portfolio, Versatile Bond Portfolio and Aggressive Growth Portfolio may invest in master limited partnerships (“MLPs”), which are limited partnerships (or similar entities, such as limited liability companies) in which the ownership units (e.g., limited partnership interests) are publicly traded. MLP units are registered with the SEC and are freely traded on a securities exchange or in the OTC market. Many MLPs operate in oil and gas related businesses, including energy processing and distribution. Many MLPs are pass-through entities that generally are taxed at the unitholder level and are not subject to federal or state income tax at the entity level. Annual income, gains, losses, deductions and credits of such an MLP pass through directly to its unitholders. Distributions from an MLP may consist in part of a return of capital. Generally, an MLP is operated under the supervision of one or more general partners. Limited partners are not involved in the day-to-day management of an MLP.

Investing in MLPs involves certain risks related to investing in their underlying assets and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. Investments held by MLPs may be relatively illiquid, limiting the MLPs’ ability to vary their portfolios promptly in response to changes in economic or other conditions. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.

The risks of investing in an MLP are generally those inherent in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is different than state law governing corporations. Accordingly, there may be fewer protections afforded investors in an MLP than investors in a corporation. For example, although unitholders of an MLP are generally limited in their liability, similar to a corporation’s shareholders, creditors typically have the right to seek the return of distributions made to unitholders if the liability in question arose before the distributions were paid. This liability may stay attached to a unitholder even after it sells its units.

Mezzanine Securities

Versatile Bond Portfolio may invest in mezzanine securities, which are subordinated debt securities that receive payment of interest and principal after other more senior holders are paid. They are generally issued in private placements in connection with an equity security. Mezzanine securities are rated below investment grade and frequently are unrated and present many of the same risks as senior loans, second lien loans and below investment grade bonds. However, unlike senior loans and second lien loans, mezzanine securities are not a senior or secondary secured obligation of the related borrower. They typically are the most subordinated debt obligation in an issuer’s capital structure. Mezzanine securities also may often be unsecured. Mezzanine securities therefore are subject to the additional risk that the cash flow of the related borrower and the property securing the loan may be insufficient to repay the scheduled interest and principal after giving effect to any senior obligations of the related borrower. Mezzanine securities are also expected to be a highly illiquid investment. Mezzanine securities will be subject to certain additional risks to the extent that such loans may not be protected by financial covenants or limitations upon additional indebtedness. Investment in mezzanine securities is a highly specialized investment practice that depends more heavily on independent credit analysis than investments in other types of debt obligations.

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Municipal Securities

Permanent Portfolio and Versatile Bond Portfolio may invest in municipal securities issued by states, territories and possessions of the United States and the District of Columbia. The value of municipal securities can be affected by changes in their actual or perceived credit quality. The credit quality of municipal securities can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer’s future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the state or region where the security is issued, and the liquidity of the security. Because municipal securities are generally traded over-the-counter, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security. The liquidity of some municipal obligations may be enhanced by demand features, which may enable a Portfolio to demand payment on short notice from the issuer or a financial intermediary.

The Portfolios may purchase insured municipal debt securities in which scheduled payments of interest and principal are guaranteed by a private, non-governmental or governmental insurance company. The insurance does not guarantee the market value of the municipal debt or the value of the shares of a Portfolio.

Securities of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Code. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Furthermore, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal obligations may be materially affected.

Municipal securities may include “moral obligation” securities which are usually issued by special purpose public authorities. If the issuer of moral obligation bonds cannot fulfill its financial responsibilities from current revenues, it may draw upon a reserve fund, the maintenance and restoration of which is a moral commitment but not a legal obligation of the state or municipality that created the issuer.

Municipal securities may also include industrial development bonds and pollution control bonds, which in most cases are revenue bonds and generally are not payable from the unrestricted revenues of an issuer. They are issued by or on behalf of public authorities to raise money to finance privately operated facilities for business, manufacturing, housing, sport complexes and pollution control. Consequently, the credit quality of these securities depend upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations.

Offsetting and Indirect Investments

Permanent Portfolio, in carrying out its investment and tax-planning policies and in maintaining the Target Percentage for each investment category, and Aggressive Growth Portfolio, in carrying out its investment and tax planning policies, each may write covered call options and purchase put options on stocks that it owns, make short sales of stocks that it owns, and borrow money and enter into reverse repurchase agreements. Permanent Portfolio also may buy and sell gold, silver and Swiss francs in the forward market (including through the purchase and sale of futures contracts). Versatile Bond Portfolio in carrying out its investment and tax planning policies, may enter into forward contracts, futures contracts, enter into agreements for “when-issued and delayed-delivery securities,” borrow money, and enter into reverse repurchase agreements.

Although these instruments are commonly associated with speculative, short-term trading, each of Permanent Portfolio, Versatile Bond Portfolio and Aggressive Growth Portfolio is prohibited from using them, and will not use them, for such purpose (or in contravention of such rules and regulations or orders as the SEC may prescribe). Permanent Portfolio may, from time to time, use short sales,

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forward contracts, put and call options, borrowings and reverse repurchase agreements only to reduce discrepancies between its actual holdings and the Target Percentages in instances where the devices appear to offer an advantage in price or yield over a direct purchase or sale of the underlying asset, or for tax planning. Aggressive Growth Portfolio may, from time to time, use such devices only in instances where they appear to offer an advantage in price or yield over a direct purchase or sale of the underlying asset, or for tax planning. There can be no guarantee that these strategies will operate as intended or that the instruments necessary to implement these strategies will be available. Each Portfolio expects, if and when it uses put and call options, forward contracts, and short sales, to make or accept delivery of the underlying asset. Each Portfolio would elect not to make or accept delivery only when so electing would, in the opinion of the Investment Adviser, achieve an advantage in price, yield, or tax planning. In such instances, those Portfolios would enter into an offsetting option transaction (selling the put and purchasing the call, as the case may be), or an offsetting forward transaction (selling or purchasing a forward contract, as the case may be), or would close out the short sale by purchasing and delivering the underlying securities. Those Portfolios generally would incur additional brokerage costs in doing so. Permanent Portfolio may engage in forward contracts and short sales outside of the United States, which might entail additional risks. See “Portfolios Summaries - Permanent Portfolio” in the Prospectus.

As an example of how Permanent Portfolio might use the strategies described above, if its actual holdings of gold exceeded the Target Percentage of 20%, the Portfolio might enter into a forward sale for the excess amount. The quantity of gold subject to the forward sale then would be counted as an offset against the Portfolio’s actual holdings, and the payment receivable from the forward sale would be counted as a dollar asset.

Similarly, Permanent Portfolio might increase its position in an investment category by making purchases in the forward market. For example, if its actual holdings of silver fell below the Target Percentage of 5%, the Portfolio might purchase silver in the forward market and count it as silver owned. The money payable to the seller upon delivery of the silver to the Portfolio would be counted as an offset against its holdings of dollar assets.

As a further example, Permanent Portfolio or Aggressive Growth Portfolio might use put and call options to effectively reduce its holdings of a particular stock. Those Portfolios would do so by writing (selling) call options on the shares of stock they owned and simultaneously purchasing put options (with the same expiration date and strike price) on the same stock. The effect of the option transactions would be virtually to eliminate the Portfolio’s interest in the price of the stock for the duration of the options, since the net value of the option position would (within narrow limits) change dollar for dollar with, but in the direction opposite to, changes in the price of the stock. The combined dollar value of the stock and the option position would be approximately fixed, but, due to competitive factors in the option market, normally would tend to rise gradually over the life of the options. Accordingly, while the option position remains open, Permanent Portfolio would count the value of the stock together with the option position as a dollar asset.

Permanent Portfolio may borrow money or enter into reverse repurchase agreements in order to reduce its net holdings of dollar assets to the level called for by the Target Percentages, but the Portfolio may not borrow for the purpose of speculative, short-term trading. The amount of any borrowing by Permanent Portfolio would be counted as an offset against its holdings of dollar assets, and the money borrowed would be invested to increase the Portfolio’s holdings in other investment categories to the levels called for by the Target Percentages.

Additional information regarding offsetting and indirect investments appears below.

Put and Call Options

In exchange for a premium, the seller (writer) of a call option grants to the option buyer the right, until a certain expiration date, to purchase shares of stock at a fixed price (the strike price). For a speculative

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trader, the risk assumed by selling a call option is that the market price of the underlying stock prevailing on the expiration date may be above the option’s strike price. In that case, the speculative option seller (unlike Permanent Portfolio and Aggressive Growth Portfolio, which would own the underlying stock (i.e., a “covered” call option)), could be forced to purchase the stock to cover the option and deliver it to the option buyer. The difference between the option’s strike price and the stock’s price in the open market would represent a loss to the option seller.

By paying a premium, the purchaser of a put option acquires the right, until a certain expiration date, to sell shares of stock at a fixed strike price. For a speculative trader, the risk of purchasing a put is that the market price of the underlying stock prevailing on the expiration date may be above the option’s strike price. In that case, the option would expire worthless and the entire amount invested in it would be lost.

The purchase of a put option simultaneously with the sale of a call option (on the same stock and with the same strike price and expiration date) is considered in economic effect a short sale of the underlying stock; the net value of the option position tends to change dollar for dollar with, but in a direction counter to, the price of the underlying stock. Permanent Portfolio or Aggressive Growth Portfolio might enter into a short sale, instead of a combined option transaction, of a particular stock that it owned if no option were available on the stock or if the short sale provided an advantage in price over a combined option transaction.

The combined option transaction also involves both the payment of a premium (for the purchase of the put option) and the receipt of a premium (from the sale of the call option). For a speculative trader, the risk of such a combined option transaction is that the price of the underlying stock will rise. In that case, each one-dollar rise in the price of the stock would result in a loss of approximately one dollar on the combined option transaction.

The only type of option transaction which Permanent Portfolio or Aggressive Growth Portfolio may enter into as an offsetting or indirect investment is the combined transaction described in the preceding paragraph. However, those Portfolios will enter into such a transaction only if they actually own the stock to which the options apply, and they will continue to hold the option positions only while they continue to hold the stock. Thus, any loss on a permissible option transaction should be approximately equaled by a gain on the price of the stock.

Each of Permanent Portfolio and Aggressive Growth Portfolio has adopted the following operating policies with respect to option transactions used as offsetting or indirect investments, which may be changed only by the Trust’s Board:

•	the aggregate value of the stock underlying option transactions, determined as of the date the options are entered into, will not ordinarily exceed 10% and may not exceed 25% of such Portfolio’s net assets;

•	the stock underlying the options must be listed on a national securities exchange, and the option must be issued by the Chicago Board Options Clearing Corporation;

•	the aggregate premiums paid for all put options purchased by such Portfolio and held by it at any one time will not exceed 2% of its net assets;

•	the stock underlying the options must be qualified within such Portfolio’s investment categories; and

•	the maximum term of the options will not exceed nine months.

The foregoing discussion applies only to option transactions used as offsetting or indirect investments and has no application to the acquisition of stock warrants by Permanent Portfolio or Aggressive Growth Portfolio. See “Additional Investment Information — Warrants” in this SAI.

Forward Contracts

A forward purchase obligates the purchaser to pay a fixed price for a commodity or currency to be delivered at a fixed date in the future. A forward sale is the counterpart of a forward purchase; it

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obligates the seller to deliver a commodity or currency on a fixed date in the future in exchange for a fixed price. Forward contracts with a bank or dealer generally are not secured or guaranteed by an exchange, clearing corporation, or similar entity.

Except for futures contracts (the type of forward contract that is traded on a U.S. futures exchange), forward contracts usually are settled in cash at the contract’s maturity date. A futures contract, on the other hand, usually involves daily settlement, in cash, of the gain or loss on the commodity’s price each day. Commodity futures contracts are traded on U.S. commodity exchanges and are subject to the regulation of the exchange and of the Commodity Futures Trading Commission (“CFTC”) under the Commodity Exchange Act, in order to prevent price manipulation and excessive speculation, and to promote orderly and effective commodity futures markets. Such regulations may include trading and daily price limits, position limits and margin requirements. Pursuant to a claim for exemption filed with the National Futures Association on behalf of each Portfolio, as of the date of this SAI, the Portfolios are not deemed to be “commodity pool operators” or “commodity pools” under the Commodity Exchange Act and are not subject to registration or regulation as such under the Commodity Exchange Act. Pacific Heights is not deemed to be a “commodity pool operator” with respect to its service as Investment Adviser to the Portfolios.

Because it is possible to enter into forward purchase and sales contracts by making an initial payment of as little as 5% (or even less) of the value of the commodity, forward contracts can involve a high degree of risk; even a small decline in the price of the commodity could result in the loss of most or all of the cash invested. Permanent Portfolio, however, will not trade in commodity forward contracts; it will enter into forward purchases only for amounts of commodities (or Swiss francs) needed to meet the Target Percentages, and it will enter into forward sales only for amounts of commodities (or Swiss francs) it actually owns that exceed the Target Percentages. Consequently, Permanent Portfolio will not be subject to the high degree of risk associated with the speculative use of forward contracts, although each forward transaction, viewed in isolation, would still appear to involve the risks normally associated with forward contracts. Furthermore, Permanent Portfolio has adopted the following operating policies with respect to forward contracts, which may be changed only by the Board of Trustees:

•	it will use forward contracts only to acquire and dispose of actual commodities (or Swiss francs) within the Target Percentages, and not for any speculative purpose;

•	it will enter into forward contracts only through a regulated U.S. commodity exchange or dealers that are members of or affiliated with members of a regulated U.S. commodity exchange, or with the ten largest (in assets) U.S. banks or ten largest (in assets) Swiss commercial banks, excluding cantonal and savings banks, as determined by the Swiss National Bank;

•	its net assets plus its borrowings and the aggregate price of all commodity forward contracts it owns (measured by multiplying the number of units to which the contracts refer by the price per unit specified) will equal at least 300% of the aggregate price of all commodity forward contracts it owns and any borrowings. If the 300% requirement specified above is not being met at any time, the Permanent Portfolio will take the necessary steps to restore the 300% coverage within three business days. Sales of commodity forward contracts in order to comply with this 300% limitation may have an adverse impact on the Portfolio;

•	it will segregate, and maintain in a segregated account until the commodity forward purchase contract is closed out, cash or U.S. government securities equal in value to the purchase price required to be paid by the Portfolio due on the settlement date under the contract;

•	it will not invest (including the placing of additional margin deposits) more than twice the amount of the original margin deposit in any commodity forward contract; and

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•	it will not invest in, or be contingently obligated in connection with, commodity contracts in an amount exceeding 10% of its assets.

The assets maintained in the segregated account referred to above will continue to be treated as dollar assets for purposes of the Target Percentages until the settlement date under the contract.

Versatile Bond Portfolio may enter into forward currency contracts and currency futures contracts for hedging purposes in order to protect against fluctuations in currency exchange rates and to minimize the risk from adverse changes in the relationship between the U.S. dollar and other currencies. If a hedging transaction in forward currency contracts and currency futures contracts is successful, the decline in the value of portfolio securities or the increase in the cost of securities to be acquired may be offset, at least in part, by profits on the contract. Nevertheless, by entering into such contracts, Versatile Bond Portfolio may be required to forego all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates. If, for example, the value of the foreign currency increases relative to the dollar, Versatile Bond Portfolio’s loss on the contract may or may not be offset by an increase in the value of the securities because a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

Short Sales

A short sale obligates the seller to deliver a security at a later, perhaps indefinite, date. In return, the seller receives a price that is fixed on the date of the sale. For a speculative trader, the risk of making a short sale is that the price of the security will rise, forcing the short seller to purchase the security at a higher price than he receives from the short sale. In principle, the potential loss is unlimited, since there is no absolute limit on how high an investment’s price might rise.

Each of Permanent Portfolio and Aggressive Growth Portfolio will enter into short sales only of stocks that it owns, and it will retain such stocks so long as the short position remains open. (In other words, those Portfolios will enter into short sales “against the box.”) Consequently, those Portfolios will not be exposed to the same risks associated with the speculative use of short sales. Each such Portfolio has adopted the following operating policies with respect to short sales, which may be changed only by the Board of Trustees:

•	it will limit the dollar amount of short sales at any one time to a value ordinarily not to exceed 10% and in no instance to exceed 25% of its net assets; and

•	the value of securities of any one issuer in which it may be short will not exceed the lesser of 2% of the value of its net assets or 2% of the securities of that class of that issuer.

When-Issued and Delayed-Delivery Securities

Permanent Portfolio and Versatile Bond Portfolio may enter into agreements with banks or broker-dealers for the purchase or sale of securities at an agreed-upon price on a specified future date. Such agreements might be entered into, for example, when a Portfolio anticipates a decline in interest rates and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued later. When a Portfolio purchases securities in this manner (on a when-issued or delayed-delivery basis), it is required to create a segregated account with the Portfolio’s custodian and to maintain in that account cash, U.S. government securities or other liquid securities in an amount equal to or greater than, on a daily basis, the amount of the Portfolio’s when-issued or delayed-delivery commitments. No income is generally earned on these securities until after delivery. A Portfolio may take delivery of these securities or, if it is deemed advisable as a matter of investment strategy, the Portfolio may sell these securities before the settlement date. When the time comes to pay for when-issued or delayed-delivery securities, the Portfolio will meet its obligations from then available cash flow or the sale of securities, or from the sale of the when-issued or delayed- delivery securities themselves (which may have a value greater or less than the Portfolio’s payment obligation).

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Borrowed Money

The purchase of investments with borrowed money can entail a higher degree of risk from price fluctuations than a cash purchase using one’s own funds, since the borrowings allow the buyer to purchase more of the investment than he or she could using only his or her own cash. For example, if the buyer finances a purchase of 50% with his or her own cash and 50% with borrowed funds, each 1% decline in the price of the investment would result in a 2% decline in the net value of his or her position in the investment. A 50% decline in price would result in a total loss. In addition, the buyer would incur interest expense on borrowed funds.

Borrowing also can add to the risk of loss from investment price fluctuations if the borrowing increases the average length to maturity of the borrower’s debt securities, since, for example, such borrowing may increase the borrower’s exposure to fluctuations in the prices of debt securities due to changes in interest rates (“Interest Rate Risk”). Permanent Portfolio and Versatile Bond Portfolio may invest in bonds of any maturity. The longer a Portfolio’s average weighted portfolio duration, the greater the potential exposure to loss from investment price fluctuations due to, among other risks, Interest Rate Risk if the Portfolio were to borrow money. Permanent Portfolio, the Versatile Bond Portfolio and Aggressive Growth Portfolio each has adopted the following operating policies with respect to borrowing:

•	the amount of money such Portfolio may borrow will be limited by the 1940 Act, so that immediately after such borrowing the amount borrowed may not exceed 33 1/3% of the value of such Portfolio’s assets (including the amount borrowed) less its liabilities (not including any borrowings but including the fair market value at the time of computation of any securities with respect to which there are open short positions). If, due to market fluctuations or other reasons, the value of such Portfolio’s assets falls below the coverage requirement of the 1940 Act, such Portfolio will, within three business days, reduce its debt to the extent necessary. To do this, such Portfolio may have to sell a portion of its investments at a time when it may be disadvantageous to do so;

•	such Portfolio may borrow only from banks in accordance with the 1940 Act, and will also be subject to applicable margin limitations imposed by regulations adopted by the Federal Reserve Board;

•	in observing these limits, such Portfolio will count the proceeds of reverse repurchase agreements (see below) as borrowed money; and

•	such Portfolio will segregate, and maintain in a segregated account until the borrowing is repaid, cash, U.S. Government securities or other appropriate liquid assets equal to the amount borrowed. See “Forward contracts” above for the treatment of the segregated assets.

Reverse Repurchase Agreements

A reverse repurchase agreement is a special device for borrowing money. Under such an agreement, the borrower sells an investment (usually a bond, money market instrument or other dollar asset) and agrees to repurchase it later at a fixed price. Because it is possible to borrow nearly the entire purchase price of a bond or other dollar asset through a reverse repurchase agreement, such agreements can be used by traders to speculate on price changes, especially price changes associated with declines in interest rates. Such speculation is highly risky, since an unforeseen rise in interest rates could cause a loss that equals or even exceeds the cash invested.

Permanent Portfolio, Versatile Bond Portfolio and Aggressive Growth Portfolio may enter into reverse repurchase agreements; however, no Portfolio will use reverse repurchase agreements for any speculative purpose. Reverse repurchase agreements have virtually the same effect on a Portfolio as borrowing, secured by the underlying investment. Those Portfolios might enter into a reverse repurchase agreement, instead of a borrowing, if, for example, the reverse repurchase agreement

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provides an advantage in interest rate over a borrowing. None of these Portfolios has any current intention of engaging in reverse repurchase agreements.

A Portfolio will count the proceeds of a reverse repurchase agreement as borrowed money. Consequently, as in the case of direct borrowing (discussed above), a Portfolio’s use of reverse repurchase agreements should not add to its potential risk of loss from investment price fluctuations. Furthermore, Permanent Portfolio, Versatile Bond Portfolio and Aggressive Growth Portfolio each have adopted the following operating policies with respect to reverse repurchase agreements:

•	such Portfolio will enter into only those reverse repurchase agreements that have a specified repurchase price;

•	such Portfolio will enter into reverse repurchase agreements only with banks; and

•	such Portfolio will segregate, and maintain in a segregated account until the reverse repurchase agreement is closed out, cash, U.S. government securities or other appropriate liquid assets equal to the repurchase price.

See “Forward contracts” above for the treatment of the segregated assets.

Default Risk

Put and call options, forward purchases, short sales, borrowings and reverse repurchase agreements all involve contracts between a Portfolio and a bank, broker, dealer or clearinghouse. A default by any of them could expose the Portfolio to serious loss. The Investment Adviser intends to attempt to reduce a Portfolio’s exposure to default risk by giving preference to banks, brokers, dealers and clearinghouses which, in the opinion of the Investment Adviser, have an especially high degree of creditworthiness and by giving preference to transactions that require the corresponding party to pledge or otherwise deliver or establish collateral for the benefit of such Portfolio.

Additional Limitations on Offsetting and Indirect Investments

A Portfolio’s ability to make offsetting and indirect investments as described in this SAI may be limited by the Portfolio’s qualification as a regulated investment company. Income and gains from certain offsetting and indirect investments related to commodities does not constitute qualifying income to a regulated investment company for purposes of the 90% Income Requirement described under “Tax — General” below, while the tax treatment of some other of these investments is not certain. If a Portfolio’s income from these investments were ultimately determined not to constitute qualifying income and the Portfolio’s non-qualifying income exceeded 10% of its gross income in any taxable year, the Portfolio would fail to meet the Income Requirement and could be subject to tax at the entity level.

Payment-in-Kind Bonds

Versatile Bond Portfolio may invest in payment-in-kind, or “PIK” bonds. PIK bonds are bonds which pay interest through the issuance of additional debt or equity securities. Similar to zero coupon obligations, payment-in-kind bonds also carry additional risk as holders of these types of securities realize no cash until the cash payment date unless a portion of such securities is sold and, if the issuer defaults, the Portfolio may obtain no return at all on its investment. The market price of payment-in-kind bonds is affected by interest rate changes to a greater extent, and therefore tends to be more volatile, than that of securities which pay interest in cash. Additionally, current federal tax law requires the holder of certain payment-in-kind bonds to accrue income with respect to these securities prior to the receipt of cash payments. Because each Portfolio must distribute substantially all of its net investment income (including non- cash income attributable to original issue discount and “interest” on pay-in-kind bonds) and net realized gains to its shareholders each taxable year to continue to qualify for treatment as a regulated investment company and to minimize or avoid payment of federal income and excise taxes, it may have to dispose of other investments under disadvantageous circumstances to generate cash, or may be required to borrow, to satisfy the distribution requirements. See “Additional Tax Information — Taxation of the Portfolios.”

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Preferred Stock

Permanent Portfolio and Versatile Bond Portfolio may invest in preferred stock. Preferred stock is an equity security that has features of debt because it generally entitles the holder to periodic payments at a fixed rate of return. Preferred stock is subordinated to any debt the issuer has outstanding but has liquidation preference over common stock. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants’ perceptions of the issuer’s ability to continue to pay dividends, than debt of the same issuer. These investments include convertible preferred stock, which includes an option for the holder to convert the preferred stock into the issuer’s common stock under certain conditions, among which may be the specification of a future date when the conversion must begin, a certain number of common shares per preferred share, or a certain price per share for the common stock. Convertible preferred stock tends to be more volatile than non-convertible preferred stock, because its value is related to the price of the issuer’s common stock as well as the dividends payable on the preferred stock.

Real Estate-Related Instruments

No Portfolio may invest directly in real estate, but Permanent Portfolio and Aggressive Growth Portfolio may invest in securities issued by real estate companies. Investments in the securities of companies in the real estate industry subject a Portfolio to the risks associated with the direct ownership of real estate and the real estate industry generally.

Real estate-related instruments include securities of real estate investment trusts (also known as “REITs”), commercial and residential mortgage-backed securities and real estate financings. Such instruments are sensitive to factors such as real estate values and property taxes, interest rates, cash flow of underlying real estate assets, overbuilding, and the management skill and creditworthiness of the issuer. Real estate-related instruments may also be affected by tax and regulatory requirements, such as those relating to the environment.

REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings, and derives its income primarily from rental income. An equity REIT may also realize capital gains (or losses) by selling real estate properties in its portfolio that have appreciated (or depreciated) in value. A mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development or long-term loans, and derives its income primarily from interest payments on the credit it has extended. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate.

REITs (especially mortgage REITs) are subject to interest rate risk. Rising interest rates may cause REIT investors to demand a higher annual yield, which may, in turn, cause a decline in the market price of the equity securities issued by a REIT. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of a Portfolio’s REIT investments to decline. During periods when interest rates are declining, mortgages are often refinanced. Refinancing may reduce the yield on investments in mortgage REITs. In addition, because mortgage REITs depend on payment under their mortgage loans and leases to generate cash to make distributions to their shareholders, investments in such REITs may be adversely affected by defaults on such mortgage loans or leases.

REITs are dependent upon management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for conduit income tax treatment under the Internal Revenue Code of 1986, as amended (“Code”) and failing to maintain exemption from the 1940 Act.

REITs are subject to management fees and other expenses. Therefore, investments in REITs will cause a Portfolio to bear its proportionate share of the costs of the REITs’ operations. At the same time, a Portfolio will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in REITs.

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Repurchase Agreements

In a repurchase agreement, a Portfolio buys an investment (“underlying security”), such as a Treasury bond that the seller agrees to buy back at a later date for a stated price. Repurchase agreements entered into by the Trust’s Portfolios will generally have a term of seven days or less. The Portfolios earn interest on the transactions, either in the form of an explicit payment or in the form of a differential between the purchase price and the repurchase price.

Repurchase agreements may be considered loans to sellers of the underlying securities, with those securities constituting the collateral for the loans. The Portfolios would suffer a loss on a repurchase agreement if the seller defaulted on its obligation to repurchase the underlying securities when the value of the securities had declined to less than the agreed upon repurchase price. In order to reduce the risk of loss from such transactions, Permanent Portfolio, Short-Term Treasury Portfolio and Aggressive Growth Portfolio will only enter into repurchase agreements whose underlying securities are U.S. Treasury securities, U.S. government agency securities, short-term high-grade corporate bonds and banker’s acceptances (or, in the case of Short-Term Treasury Portfolio, U.S. Treasury securities), which in the opinion of the Investment Adviser, present only a very small risk of default.

The Trust’s Portfolios generally will enter into repurchase agreements only with banks. They may enter into a repurchase agreement with a broker-dealer provided that the agreement is fully collateralized and “marked to market” daily (which would require sufficient adjustments of cash or collateral to be made each day so that the current value of the collateral is at least equal to the amount of the loan including accrued interest thereon). Such collateral would be deposited with the Trust’s custodian.

Restricted Securities and Rule 144A Securities

Permanent Portfolio, Versatile Bond Portfolio and Aggressive Growth Portfolio may invest in “restricted securities,” which generally are securities that may be resold to the public only pursuant to an effective registration statement under the 1933 Act or an exemption from registration. Regulation S under the 1933 Act is an exemption from registration that permits, under certain circumstances, the resale of restricted securities in offshore transactions, subject to certain conditions, and Rule 144A under the 1933 Act is an exemption that permits the resale of certain restricted securities to qualified institutional buyers.

Since its adoption by the SEC in 1990, Rule 144A has facilitated trading of restricted securities among qualified institutional investors. To the extent restricted securities held by a Portfolio qualify under Rule 144A and an institutional market develops for those securities, the Portfolio expects that it will be able to dispose of the securities without registering the resale of such securities under the 1933 Act. However, to the extent that a robust market for such 144A securities does not develop, or a market develops but experiences periods of illiquidity, investments in Rule 144A securities could increase the level of a Portfolio’s illiquidity. The Investment Adviser, acting under guidelines established by the Board of Trustees, will determine whether investments in Rule 144A securities are liquid or illiquid.

Where an exemption from registration under the 1933 Act is unavailable, or where an institutional market is limited, a Portfolio may, in certain circumstances, be permitted to require the issuer of restricted securities held by the Portfolio to file a registration statement to register the resale of such securities under the 1933 Act. In such case, a Portfolio will typically be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Portfolio may be permitted to resell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, or the value of the security were to decline, the Portfolio might obtain a less favorable price than prevailed when it decided to sell. Restricted securities for which no market exists are priced in accordance with the Trust’s fair valuation procedures.

Second Lien Loans

Versatile Bond Portfolio’s investments in second lien loans generally will be subject to similar risks as those associated with investments in senior loans. Because second lien loans are subordinated or

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unsecured and thus lower in priority of payment to senior loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Second lien loans generally have greater price volatility than senior loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in second lien loans, which would create greater credit risk exposure for the holders of such loans.

Securities of ETFs and Other Exchange-Traded Investment Vehicles

The Portfolios may invest in the securities of exchange traded funds (“ETFs”) and other pooled investment vehicles that are traded on an exchange and that hold a portfolio of securities or other financial instruments (collectively, “exchange-traded investment vehicles”). When investing in the securities of exchange-traded investment vehicles, a Portfolio will be indirectly exposed to all the risks of the portfolio securities or other financial instruments they hold. The performance of an exchange-traded investment vehicle will be reduced by transaction and other expenses, including fees paid by the exchange-traded investment vehicle to service providers. ETFs are investment companies that are registered as open-end management companies or unit investment trusts. The limits that apply to a Portfolio’s investment in securities of other investment companies generally apply also to a Portfolio’s investment in securities of ETFs. See “Securities of Other Investment Companies.”

Shares of exchange-traded investment vehicles are listed and traded in the secondary market. Many exchange-traded investment vehicles are passively managed and seek to provide returns that track the price and yield performance of a particular index or otherwise provide exposure to an asset class (e.g., currencies or commodities). Although such exchange-traded investment vehicles may invest in other instruments, they largely hold the securities (e.g., common stocks) of the relevant index or financial instruments that provide exposure to the relevant asset class. The share price of an exchange-traded investment vehicle may not track its specified market index, if any, and may trade below its NAV. An active secondary market in the shares of an exchange-traded investment vehicle may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions, or other reasons. There can be no assurance that the shares of an exchange-traded investment vehicle will continue to be listed on an active exchange.

Securities of Other Investment Companies

The Portfolios may invest in other investment companies, including open-end management companies, closed-end management companies (including business development companies (“BDCs”)) and unit investment trusts, to the extent permitted by the 1940 Act, SEC rules thereunder and exemptions thereto and consistent with their investment objectives and policies. With respect to unaffiliated investment companies in which the Portfolios may invest, Section 12(d)(1)(A) of the 1940 Act requires that, as determined immediately after a purchase is made: (i) not more than 5% of the value of a Portfolio’s total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of a Portfolio’s total assets will be invested in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Portfolio. The Portfolios will limit their investments in unaffiliated investment companies in accordance with the Section 12(d)(1)(A) limitations set forth above, except to the extent that any rules, regulations or no-action or exemptive relief under the 1940 Act permits the Portfolios’ investments to exceed such limits in unaffiliated underlying funds. Such an investment may be the most practical or only manner in which a Portfolio can invest in certain asset classes or participate in certain markets, such as foreign markets, because of the expenses involved or because other vehicles for investing in those markets may not be available at the time the Portfolio is ready to make an investment. When investing in the securities of other investment companies, a Portfolio will be indirectly exposed to all the risks of such investment companies’ portfolio securities. To the extent that the Portfolios invest in another investment company, because other investment companies pay

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advisory, administrative and service fees that are borne indirectly by investors, such as the Portfolios, there may be duplication of investment management and other fees. For certain investment companies, such as BDCs, these expenses may be significant. An investment in the securities of certain types of investment companies, such as closed-end management companies, may involve the payment of substantial premiums above, while the sale of such securities may be made at substantial discounts from, the value of such issuers’ portfolio securities.

The Portfolios may also invest their cash balances in money market funds to the extent permitted by their investment policies and rules and exemptions granted under the 1940 Act. It is possible for a Portfolio to lose money by investing in money market funds.

Senior Loans

Versatile Bond Portfolio may invest in senior loans of domestic and foreign borrowers. Senior loans hold a senior position in the capital structure of a business entity (referred to as the “borrower” or “issuer”), are typically secured with specific collateral and have a claim on the assets of the borrower that is senior to that held by subordinated debt holders and stockholders of the borrower. Senior loans typically have rates of interest which are re-determined daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. Senior loans held by a Portfolio typically have a dollar weighted average period until the next interest rate adjustment of approximately ninety days or less. There can be no assurance that the liquidation of any collateral securing a loan would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. The specific collateral used to secure a senior loan may decline in value or become illiquid, which would adversely affect the senior loan’s value. Some senior loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such senior loans to presently existing or future indebtedness of the borrower or take other action detrimental to the holders of senior loans including, in certain circumstances, invalidating such senior loans or causing interest previously paid to be refunded to the borrower. Any such actions by a court could negatively affect the Portfolio’s performance.

The amount of public information available with respect to senior loans may be less extensive than that available for registered or exchange listed securities. In evaluating the creditworthiness of borrowers, the Investment Adviser will consider and may rely on analyses performed by others. Borrowers may have outstanding debt obligations that are rated below investment grade by a rating agency. Most senior loans in which the Portfolio may invest may be assigned ratings below investment grade by independent rating agencies. In the event senior loans are not rated, they are likely to be the equivalent of below investment grade quality. Because of the protective features of senior loans, they frequently tend to have more favorable loss recovery rates as compared to more junior types of below investment grade debt obligations.

Sovereign Government and Supranational Debt

Permanent Portfolio (U.S. dollar-denominated only) and Versatile Bond Portfolio may invest in debt securities issued by foreign governments and their political subdivisions or agencies. Sovereign debt is subject to risks in addition to those relating to non-U.S. investments generally. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and/or interest when due in accordance with the terms of such debt, and a Portfolio may have limited legal recourse in the event of a default. As a sovereign entity, the issuing government may be immune from lawsuits in the event of its failure or refusal to pay the obligations when due.

Sovereign debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is therefore somewhat diminished. Political conditions, especially a sovereign entity’s willingness to meet the terms of its debt obligations, are of considerable significance. Also, holders of commercial bank debt issued by the same sovereign entity may contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements.

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A sovereign debtor’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its non-U.S. reserves, the availability of sufficient non-U.S. exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. Increased protectionism on the part of a country’s trading partners or political changes in those countries, could also adversely affect its exports. Such events could diminish a country’s trade account surplus, if any, or the credit standing of a particular local government or agency.

Sovereign debtors may also be dependent on disbursements or assistance from foreign governments or multinational agencies, the country’s access to trade and other international credits, and the country’s balance of trade. Assistance may be dependent on a country’s implementation of austerity measures and reforms, which measures may limit or be perceived to limit economic growth and recovery. Some sovereign debtors have rescheduled their debt payments, declared moratoria on payments or restructured their debt to effectively eliminate portions of it, and similar occurrences may happen in the future. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Sovereign debt may include: (i) debt securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries; (ii) debt securities issued by government-owned, controlled or sponsored entities located in emerging market countries; (iii) interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers; (iv) participations in loans between emerging market governments and financial institutions; and (v) Brady bonds.

Supranational entities may also issue debt securities. A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development. Included among these organizations are the Asian Development Bank, the European Investment Bank, the Inter-American Development Bank, the International Monetary Fund, the United Nations, the World Bank and the European Bank for Reconstruction and Development. Supranational organizations have no taxing authority and are dependent on their members for payments of interest and principal. Further, the lending activities of such entities are limited to a percentage of their total capital, reserves and net income.

STRIPS (Separate Trading of Registered Interest and Principal of Securities)

Permanent Portfolio, Short- Term Treasury Portfolio and Versatile Bond Portfolio may invest in “STRIPs.” STRIPs are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.

Privately stripped government securities are created when a dealer deposits a U.S. Treasury security or other U.S. government security with a custodian for safekeeping. The custodian issues separate receipts for the coupon payments and the principal payment, which the dealer then sells. These coupons are not obligations of the U.S. Treasury.

Terrorism Risks

Some of the U.S. securities markets were closed for a four-day period as a result of the terrorist attacks on the World Trade Center and Pentagon on September 11, 2001. These terrorist attacks had, and any future terrorist attacks may have, long-term effects on U.S. and world economies and markets, including short-term market volatility. Such events could also have an acute effect on individual issuers, related groups of issuers, or issuers concentrated in a single geographic area. A similar

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disruption of the financial markets or other terrorist attacks could adversely impact interest rates, secondary trading, ratings, credit risk, inflation and other factors relating to portfolio securities and adversely affect Trust service providers and the Portfolios’ operations.

U.S. Government and Agency Securities

U.S. government securities are obligations of the U.S. Treasury backed by the full-faith-and-credit of the United States. U.S. Treasury bills are short-term (fifty-two weeks or less) loans to the U.S. government. Treasury bills are full-faith-and-credit obligations of the U.S. Treasury. Treasury bills are actively traded in the open market. Because of their short time to maturity, their day-to-day price fluctuations are small. U.S. Treasury notes and bonds are long-term (as long as thirty years) loans to the U.S. government. Like Treasury bills, they are full-faith-and-credit obligations of the U.S. Treasury. Treasury notes and bonds are actively traded in the open market. Because of their long maturities, they are subject to larger day-to-day fluctuations in price than Treasury bills.

U.S. government agency securities are issued or guaranteed by U.S. government agencies, sponsored enterprises or by instrumentalities of the U.S. government, such as Ginnie Mae (also known as the Government National Mortgage Association), Fannie Mae (also known as the Federal National Mortgage Association), Freddie Mac (also known as the Federal Home Loan Mortgage Corporation), SLM Corporation (formerly, Student Loan Marketing Association) (commonly known as “Sallie Mae”), Federal Home Loan Banks (“FHLB”), and the Tennessee Valley Authority. Some U.S. government agency securities are supported by the full-faith-and-credit of the United States, while others may be supported by the issuer’s ability to borrow from the U.S. Treasury, subject to the U.S. Treasury’s discretion in certain cases, or only by the credit of the issuer. No assurance can be given that the U.S. government will provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises in the future, and the U.S. government may be unable to pay these debts when due. Accordingly, there is at least a possibility of default. U.S. government agency securities include U.S. government agency mortgage-backed securities. The market prices of U.S. government agency securities are not guaranteed by the U.S. government and generally fluctuate inversely with changing interest rates.

U.S. government agency securities are deemed to include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, its agencies, sponsored enterprises or instrumentalities; and (ii) participations in loans made to foreign governments or their agencies that are so guaranteed. The secondary market for certain of these participations is extremely limited. In the absence of a suitable secondary market, such participations may therefore be regarded as illiquid.

Variable, Floating and Inverse Floating Rate Securities

Permanent Portfolio (U.S. dollar-denominated only) and Versatile Bond Portfolio may invest in variable, floating and inverse floating rate securities. These securities have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Some of these securities are backed by pools of mortgage loans. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of these securities, they are still subject to changes in value based on changes in market interest rates or changes in the issuer’s creditworthiness. Because the interest rate is reset only periodically, changes in the interest rate on these securities may lag behind changes in prevailing market interest rates. Also, some of these securities (or the underlying mortgages) are subject to caps or floors that limit the maximum change in the interest rate during a specified period or over the life of the security.

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Warrants and Rights

Warrants and rights may be acquired by Permanent Portfolio, Aggressive Growth Portfolio and Versatile Bond Portfolio in connection with other securities or separately. Warrants are securities permitting, but not obligating, their holder to subscribe for other securities or commodities at a later date, usually at a price that is higher than the market price at the time the warrant is issued. Rights are similar to warrants but typically are issued by a company to existing holders of its stock and provide those holders the right to purchase additional shares of stock at a later date. Rights also normally have a shorter duration than warrants. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities. The purchase of warrants or rights involves the risk that a Portfolio could lose the purchase value of a warrant or right if the right to subscribe for additional shares is not exercised prior to the warrants’ and rights’ expiration date since warrants and rights cease to have value if they are not exercised prior to their expiration date. Also, the purchase of warrants and rights involves the risk that the effective price paid for the warrants or rights added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the price of the underlying security. These factors can make warrants and rights more speculative than other types of investments. The market for warrants or rights may be very limited and it may be difficult to sell them promptly at an acceptable price. Each of Permanent Portfolio’s and Aggressive Growth Portfolio’s total investments in warrants is limited to a value (at the lower of cost or market) not to exceed 5% of the Portfolio’s net assets, and warrants which are not listed on the New York Stock Exchange or NYSE Market may not exceed 2% of the Portfolio’s net assets.

Yankee Bonds

Permanent Portfolio and Versatile Bond Portfolio may invest in “Yankee bonds,” which are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign governments and corporations. Yankee bonds are subject to the same risks that pertain to domestic issues, notably interest rate risk, credit risk, income risk, call risk and liquidity risk. Additionally, to a limited extent, Yankee bonds are subject to certain sovereign risks and other risks associated with foreign investments. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across their borders. Other risks include: (i) adverse political and economic developments; (ii) the extent and quality of government regulation of financial markets and institutions; (iii) the imposition of foreign withholding taxes; and (iv) the expropriation or nationalization of foreign issues.

Yankee bonds are issued in the United States by foreign governments or companies. Since they are U.S. dollar-denominated, they are not affected by variations in currency exchange rates. Yankee bonds are influenced primarily by interest rate levels in the United States and by the financial condition of the issuer. Because the issuers are foreign, the issuers may be subject to levels of risk that differ from the domestic bond market.

Zero Coupon Bonds

Permanent Portfolio (U.S. dollar-denominated only) and Versatile Bond Portfolio may invest in zero coupon securities. These securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or that specify a future date when the securities begin to pay current interest. Zero coupon securities are issued and traded at a discount from their face amount or par value (known as “original issue discount” or “OID”). OID varies depending on prevailing interest rates, the time remaining until cash payments begin, the liquidity of the security, and the perceived credit quality of the issuer. Zero coupon and step coupon securities are redeemed at face value when they mature. The market prices of zero coupon securities generally are more volatile than the prices of securities that pay interest periodically. Zero coupon securities are likely to respond to changes in interest rates to a greater degree than other types of debt securities having a similar maturity and credit quality. OID must be included in a

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Portfolio’s gross income ratably prior to the receipt of any actual payments. Because each Portfolio must distribute substantially all of its net investment income (including non-cash income attributable to OID and “interest” on pay-in-kind bonds) and net realized gains to its shareholders each taxable year to continue to qualify for treatment as a regulated investment company and to minimize or avoid payment of federal income and excise taxes, it may have to dispose of other investments under disadvantageous circumstances to generate cash, or may be required to borrow, to satisfy the distribution requirements. See “Additional Tax Information — Taxation of the Portfolios.”

TRUSTEES AND OFFICERS

Board of Trustees

The business and affairs of the Trust are managed under the supervision of its Board of Trustees which exercises all powers of the Trust granted under Delaware law.

The primary responsibility of the Board of Trustees is to represent the interests of the shareholders of the Portfolios and to provide oversight management of the Trust. The Board meets at least quarterly to review the investment performance of each Portfolio and other matters, including compliance with regulatory and other requirements. The Board may hold special meetings, as needed to address matters arising between regular meetings. The Trustees who are not “interested persons” of the Trust as defined in Section 2(a)(19) of the 1940 Act (“Independent Trustees”) also regularly meet outside the presence of Trust management and are advised by independent legal counsel. Three of the four regularly scheduled Board meetings take place in-person; other meetings may take place in-person or by telephone.

The Board of Trustees is responsible for oversight of the risks associated with the Trust’s operations. Risks to the Portfolios include, among others, investment risk, credit risk, liquidity risk, valuation risk, operational risk, litigation risk, regulatory risk, reputational risk, and compliance risk as well as the overall business and disclosure risks relating to the Portfolios and the Trust. As part of its oversight role, the Board of Trustees, acting at its scheduled meetings, or the Lead Independent Trustee, acting between Board meetings, interacts with and receives reports from the Trust’s management. Additionally, the Board receives periodic presentations and reports from the Trust’s management, including the Trust’s Chief Compliance Officer, regarding compliance matters and risk management. The Board of Trustees also receives reports from the Trust’s legal counsel and legal counsel to the Independent Trustees regarding regulatory compliance and governance matters. The Board recognizes that not all risks that may affect the Portfolios can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Portfolios’ goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. The Board’s oversight role does not make the Board a guarantor of the Trust’s investments or activities.

The Board of Trustees has structured itself in a manner that it believes allows it to effectively perform its oversight function. It has established four standing committees — the Audit Committee, the Compensation Committee, the Nominating Committee and the Compliance Committee, which are discussed in greater detail under “Standing Committees of the Board of Trustees” below, and which are all composed entirely of Independent Trustees. 75% of the members of the Board are Independent Trustees. The Independent Trustees have engaged their own independent legal counsel to advise them on matters relating to their responsibilities in connection with the Trust. The Chairman of the Board, Mr. Cuggino, is an Interested Trustee by virtue of his ownership interest in the Investment Adviser. David P. Bergland serves as the Lead Independent Trustee. As such, Mr. Bergland is responsible for: (i) coordinating activities of the Independent Trustees; (ii) working with the Investment Adviser, the Chairman of the Board, the Trust’s Chief Compliance Officer, the Trust’s legal counsel and the independent legal counsel to the Independent Trustees, as applicable, to determine the agenda for

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Board and Committee meetings; (iii) serving as the principal contact for and facilitating communication between the Independent Trustees and the Trust’s service providers, particularly the Investment Adviser; and (iv) any other duties that the Independent Trustees may delegate to the Lead Independent Trustee. The Trust has determined that the Board’s leadership structure, taking into account, among other things, its committee structure, which permits certain areas of responsibility to be allocated to the Independent Trustees and the role of its Lead Independent Trustee described above, is appropriate given the characteristics and circumstances of the Trust’s business.

Standing Committees of the Board of Trustees

There are four standing committees of the Board of Trustees, the responsibilities and activities of which are each governed by their own committee charters adopted by the Board. The Audit Committee (chaired by Mr. Bergland and composed of Messrs. Bergland, Butler and Doebke) oversees the quality and integrity of the Trust’s financial statements and the annual audit thereof by its independent registered public accounting firm. The Audit Committee is also responsible for oversight of: (i) the Trust’s accounting and financial reporting policies and practices; (ii) the Trust’s internal accounting and financial controls and procedures; (iii) the integrity and quality of the Trust’s financial statements and the independent audit thereof; (iv) the Trust’s independent registered public accounting firm; (v) the process for reviewing the integrity and soundness of the Trust’s internal control systems; and (vi) compliance with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, internal controls and independent audits. The Compensation Committee (chaired by Mr. Bergland and composed of Messrs. Bergland, Butler and Doebke) is responsible for the review and oversight of the compensation levels of the Trust’s trustees and officers. The Nominating Committee (chaired by Mr. Bergland and composed of Messrs. Bergland, Butler and Doebke) considers and makes nominations as necessary of trustee candidates to the Board. It does not consider nominees recommended by shareholders. The Compliance Committee (chaired by Mr. Bergland and composed of Messrs. Bergland, Butler and Doebke) assists the Board in its oversight of the Trust’s compliance matters, including the Trust’s compliance policies and procedures, functioning as a resource to the Trust’s Chief Compliance Officer and making recommendations to the Board regarding compliance-related matters. During the Trust’s last fiscal year, the Audit Committee held two meetings, the Compliance Committee held one meeting, and the Compensation Committee and the Nominating Committee held no meetings.

Trustee Experience

The following provides a description of the material attributes, skills and experience that relate to the suitability of each trustee to serve on the Board of Trustees.

David P. Bergland has experience with business and regulatory matters, through his service as an attorney specializing in business litigation for forty years and through his educational background and academic experience as an Adjunct Professor of Law at Western State University College of Law. Mr. Bergland has served as an Independent Trustee of the Trust since 1992 and oversees all four of the Trust’s Portfolios. As such, he has significant experience with Board operations generally, as well as with compliance and regulatory matters affecting the Trust.

Hugh A. Butler has experience with financial, investment and regulatory matters as a result of his position as the executive vice president of a large financial services and mortgage industry consulting firm, and as the chief executive officer of a financial institutions consulting firm. Mr. Butler has significant experience with the operations of the Board and oversight of the Trust’s operations, including compliance and regulatory matters, through his service as an Independent Trustee of the Trust since 1996.

Roger Doebke has experience with asset management and financial matters through his service as president of a commercial real estate acquisition, development and property management firm. Mr. Doebke is familiar with Board operations generally, as well as with compliance and regulatory matters affecting the Trust, through his service as an Independent Trustee of the Trust since 2004.

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Michael J. Cuggino has experience with asset management, accounting and finance matters through his educational background, certification as a public accountant (inactive) and his service as the manager and sole trustee of the sole member of Pacific Heights, where he oversees all four of the Trust’s Portfolios. Mr. Cuggino has served as Chairman of the Board and President of the Trust since 2003, as Treasurer of the Trust from 1993 through 2007, as Secretary of the Trust since 2006 and as a trustee of the Trust since 1998. He has significant experience with Board operations generally, as well as with compliance, accounting, regulatory, investment and other matters affecting the Trust.

The Board of Trustees and its Nominating Committee believe that each of the trustees possess the necessary characteristics, such as the ability to critically review, analyze and discuss issues presented to the Board and sophisticated understanding of business and financial matters, to serve on the Board. Mr. Cuggino, who is an Interested Trustee of the Trust, also serves as an officer of the Trust.

Additional Trustee and Officer Information

The following table includes additional information concerning the Trust’s trustees and officers:

Trustees and Officers[1]
Name Address[2]	Age	Term of Office and Length of Time Served	Current Position(s) with the Trust, Principal Occupations(s), Number of Portfolios in Trust Complex Overseen by Trustees, and Directorships of Public Companies During Past Five Years

Independent Trustees[3]

David P. Bergland	82	1992	Lead Independent Trustee. Member of the State Bar of California, formerly a sole practitioner specializing in business litigation in Costa Mesa, California, now retired from the active practice of law. Mr. Bergland is also a writer, lecturer and a former Adjunct Professor of Law at Western State University College of Law in Irvine, California. Mr. Bergland has served as a trustee of the Trust since 1992 and oversees all four of the Trust’s Portfolios.

Hugh A. Butler	65	1996	Independent Trustee. Now retired, Mr. Butler was formerly Executive Vice President from 2004 through 2006 of the Credit Union Services Division of Fidelity National Information Services, Inc. (formerly Fidelity Information Systems), a publicly-traded provider of software, outsourcing and information technology consulting for the financial services and mortgage industries, majority-owned by Fidelity National, Inc. Previously, Mr. Butler was Chief Executive Officer and Founder of Computer Consultants Corporation, an information systems consulting firm to financial institutions, in Salt Lake City, Utah. Mr. Butler has served as a trustee of the Trust since 1996 and oversees all four of the Trust’s Portfolios.

Roger Doebke	78	2006	Independent Trustee. President, Simplex Realty Services, Inc., a commercial real estate acquisition, development and property management firm located in Orange County, California since 1993. Mr. Doebke has served as a trustee of the Trust since 2004 and oversees all four of the Trust’s Portfolios.

1 No trustee or officer has any family relationship with another.

2 The address for each officer and trustee is c/o 600 Montgomery Street, Suite 4100, San Francisco, California 94111. A trustee serves until their successor has been duly elected and qualified, or until their earlier resignation, removal, death or disqualification. The Fund’s officers are elected annually by the Board of Trustees and each officer holds office until their successor has been duly elected and qualified, or until their earlier resignation, removal, death or disqualification.

3 Not considered to be “interested persons” within the meaning of the 1940 Act.

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Name Address[2]	Age	Term of Office and Length of Time Served	Current Position(s) with the Trust, Principal Occupations(s), Number of Portfolios in Trust Complex Overseen by Trustees, and Directorships of Public Companies During Past Five Years

Interested Trustee & Officers[4]

Michael J. Cuggino	55	1998 (Trustee) 2003 (President) 2006 (Secretary)	Chairman of the Board, President, Secretary & Trustee. A Certified Public Accountant (inactive), Mr. Cuggino has served as Chairman of the Board and President of the Trust since 2003, as Treasurer of the Trust from 1993 through 2007, as Secretary of the Trust since 2006 and as a trustee of the Trust since 1998. He is the manager and sole trustee of the sole member (also the President and Chief Executive Officer) of the Investment Adviser. Mr. Cuggino oversees all four of the Trust’s Portfolios.

James H. Andrews	63	2007	Treasurer. Mr. Andrews has served as Treasurer of the Trust since 2007 and previously served as Assistant Treasurer of the Trust from 2006 to 2007. He has also served as Director of Finance of the Investment Adviser since 2006. Previously, Mr. Andrews was employed in various financial, investment and operational capacities at Blum Capital Partners LP, an investment management firm located in San Francisco, California from 1994 through 2005.

Susan K. Freund	63	2010	Chief Compliance Officer. Ms. Freund has served as the Chief Compliance Officer of the Trust and the Investment Adviser since 2010. Previously, Ms. Freund served as an independent consultant to various asset management firms from 2009 through 2010 and served as President, Secretary, Treasurer and Chief Compliance Officer of the Embarcadero Funds from 2007 through 2009. From 2001 through 2007, Ms. Freund served as Senior Counsel at Bank of the West. Ms. Freund is a member of the State Bar of California.

4 Considered to be an “interested person” within the meaning of the 1940 Act because of his or her association with the Investment Adviser.

Trustee Compensation

Under the Contract, the Trust has the obligation to pay the retainers and expenses of the Trust’s trustees. The Trust’s officers receive no salary or fees from the Trust in their capacity as officers.

Mr. Bergland, the Trust’s Lead Independent Trustee, receives an annual retainer of $130,000 paid in equal quarterly installments and the other trustees each receive an annual retainer of $115,000 paid in equal quarterly installments. Prior to April 1, 2018, Mr. Bergland received an annual retainer of $110,000 paid in equal quarterly installments and the other trustees each received an annual retainer of $100,000 paid in equal quarterly installments. The Trust’s trustees also receive reimbursement for out-of-pocket expenses incurred attending meetings of the Board of Trustees, Independent Trustees or any of the Board’s Committees, and costs of Independent Trustee continuing education.

The Trust’s trustees and officers are neither entitled to, nor do they receive, any pension or retirement benefits from the Trust.

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The following table sets forth information on compensation paid by the Trust to each officer and trustee for services in such capacities during the year ended January 31, 2018:

Compensation Table
Name of Person, Position	Aggregate Compensation from Trust	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from Trust/Trust Complex Paid to Trustees and Officers

Independent Trustees

David P. Bergland Lead Independent Trustee	$110,000	$—	$—	$110,000

Hugh A. Butler Independent Trustee	$100,000	—	—	$100,000

Roger Doebke Independent Trustee	$100,000	—	—	$100,000

Interested Trustee

Michael J. Cuggino President, Secretary & Trustee	$100,000	—	—	$100,000

Share Ownership of Trustees and Officers

As of April 30, 2018, the trustees and officers of the Trust as a group owned less than 1% of the outstanding common stock of the Portfolios of the Trust as a whole and of Permanent Portfolio. The trustees and officers of the Trust as a group owned 3.40%, 22.97% and 9.14% of Short-Term Treasury Portfolio, Versatile Bond Portfolio and Aggressive Growth Portfolio, respectively.

As of December 31, 2017, no Independent Trustee or member of their immediate families owned beneficially or of record any securities of, or had any direct or indirect material interest in: (i) Pacific Heights; (ii) Quasar Distributors, LLC, the Trust’s distributor; or (iii) any person controlling, controlled

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by or under common control with such persons. Also as of that date, the Trust’s trustees and officers owned shares in the Trust’s Portfolios as listed in the table below.

Name	Dollar Range of Equity Securities in the Portfolio[1]	Dollar Range of Equity Securities in the Trust[1]
Permanent Portfolio
David P. Bergland	Over $100,000	Over $100,000

Hugh A. Butler	Over $100,000	Over $100,000

Roger Doebke	$50,001-$100,000	Over $100,000

Michael J. Cuggino[2,3]	$500,001-$1,000,000	Over $1,000,000

James H. Andrews[3]	$100,001-$500,000	$100,001-$500,000

Pacific Heights Profit Sharing/401(k) Plan[4]	$500,001-$1,000,000	Over $1,000,000

Short-Term Treasury Portfolio
Michael J. Cuggino[2,3]	$100,001-$500,000	Over $1,000,000

James H. Andrews[3]	$1-$10,000	$100,001-$500,000

Pacific Heights Profit Sharing/401(k) Plan[4]	$1-$10,000	Over $1,000,000

Versatile Bond Portfolio
David P. Bergland	Over $100,000	Over $100,000

Hugh A. Butler	$50,001-$100,000	Over $100,000

Michael J. Cuggino[2,3]	$500,001-$1,000,000	Over $1,000,000

James H. Andrews[3]	$1-$10,000	$100,001-$500,000

Pacific Heights Profit Sharing/401(k) Plan[4]	$500,001-$1,000,000	Over $1,000,000

Aggressive Growth Portfolio
David P. Bergland	$10,001-$50,000	Over $100,000

Roger Doebke	$50,000-$100,000	Over $100,000

Michael J. Cuggino[2,3]	$500,001-$1,000,000	Over $1,000,000

Pacific Heights Profit Sharing/401(k) Plan[4]	Over $1,000,000	Over $1,000,000

1 Valuation as of December 31, 2017.

2 Includes ownership through Mr. Cuggino’s ownership of Pacific Heights.

3 Excludes ownership through participation in the Pacific Heights Profit Sharing/401(k) Plan.

4 Messrs. Cuggino and Andrews are trustees of, and participants along with Ms. Freund in, the Pacific Heights Profit Sharing/401(k) Plan.

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INVESTMENT MANAGEMENT

Investment Adviser

The Trust retains Pacific Heights as its investment adviser. Pacific Heights is a limited liability company organized in October 2002 under the laws of the State of California and was registered as an investment adviser on January 3, 2003. Pacific Heights is controlled by Mr. Cuggino, who is Pacific Heights’ manager and the sole trustee of its sole member. Mr. Cuggino is also Pacific Heights’ President and Chief Executive Officer. The Trust’s Treasurer and Chief Compliance Officer also serve as Pacific Heights’ Director of Finance and Chief Compliance Officer, respectively. Pacific Heights’ principal offices are located at 600 Montgomery Street, Suite 4100, San Francisco, California 94111. Mr. Cuggino also serves as President, Secretary and a trustee of the Trust. See “Board of Trustees” above.

Investment Advisory Contract; Expense Limitation Agreement and Fees

The services Pacific Heights provides to the Trust and the compensation it receives are defined in an Investment Advisory Contract by and between the Trust and Pacific Heights, dated January 21, 2016 (“Contract”). Under the Contract, Pacific Heights bears all ordinary operating expenses of the Portfolios, except the following: (a) fees payable to Pacific Heights for its services under the Contract; (b) all fees, costs, expenses and allowances relating to a Portfolio’s investments, including interest on borrowings, if any; (c) all taxes payable by a Portfolio; (d) all brokerage commissions and other charges in the purchase and sale of Portfolio assets; (e) all fees and expenses of Trust trustees, including fees and disbursements to counsel to the Independent Trustees; (f) payments pursuant to any plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act; and (g) all extraordinary fees, costs and expenses of the Trust or any Portfolio, including any fees, costs and expenses associated with litigation, government investigations or administrative proceedings, including the costs of any settlements.

The investment advisory fee payable to Pacific Heights under the Contract is calculated separately for each Portfolio of the Trust, for each calendar year at the following annual rates as a percentage of average daily net assets, computed for each day of each such year on the basis of net assets as of the close of business on the next preceding “full business day,” as defined in the Contract (“Advisory Fee”):

a)	1.1875% of the first $200 million of the Portfolio’s average daily net assets;

b)	.8750% of the next $200 million of the Portfolio’s average daily net assets;

c)	.8125% of the next $200 million of the Portfolio’s average daily net assets; and

d)	.7500% of all of the Portfolio’s average daily net assets in excess of $600 million.

Pursuant to an Advisory Fee Waiver and Expense Assumption Agreement dated December 8, 2017 (“Waiver Agreement”), effective through June 1, 2019 for Short-Term Treasury Portfolio and Versatile Bond Portfolio, Pacific Heights has agreed to waive portions of its Advisory Fee allocable to: (i) Short-Term Treasury Portfolio, such that the Advisory Fee paid by the Portfolio does not exceed an annual rate of .6875% of the Portfolio’s average daily net assets; and (ii) Versatile Bond Portfolio, such that the Advisory Fee paid by the Portfolio does not exceed an annual rate of .8125% of the Portfolio’s average daily net assets. Neither the Trust nor any Portfolio will be required to reimburse Pacific Heights for amounts waived or paid by Pacific Heights pursuant to the Waiver Agreement. The Waiver Agreement may be terminated or amended only in writing and only with the approval of the Board of Trustees.

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Prior to the Reorganization, Pacific Heights served as investment adviser to the Corporation under a separate investment advisory contract. Pacific Heights received the following investment advisory fees from each of the Trust’s or Corporation’s Portfolios, as applicable, for the fiscal years ended January 31, 2018, 2017 and 2016, respectively:

	Year Ended January 31, 2018	Year Ended January 31, 2017	Year Ended January 31, 2016
Permanent Portfolio	$21,161,957	$22,917,297	$32,967,134

Short-Term Treasury Portfolio[1]	$94,087	$123,365	$144,484

Versatile Bond Portfolio[2]	$86,622	$87,651	$120,439

Aggressive Growth Portfolio	$338,723	$336,033	$471,566

1 Net of Advisory Fees waived of $68,427, $89,719 and $105,078 for the years ended January 31, 2018, January 31, 2017 and January 31, 2016, respectively.

2 Net of Advisory Fees waived of $39,979, $40,454 and $55,587 for the years ended January 31, 2018, January 31, 2017 and January 31, 2016, respectively.

The Contract provides that neither Pacific Heights nor any member, manager, employee or agent thereof shall be liable to the Trust or its creditors, any Portfolio, or any shareholder for errors of judgment, mistakes of law or any acts or omissions by it, except those involving willful misfeasance, bad faith, gross negligence or reckless disregard of Pacific Height’s obligations under the Contract. The Contract further provides that Pacific Heights shall not be accountable for any loss suffered by any Portfolio arising from any investment made for the Portfolio by it, or for any act or omission in the execution of any securities transaction, except those involving willful misfeasance, bad faith, gross negligence or reckless disregard of Pacific Heights’ obligations under the Contract.

The Contract continues in force for two years from the date of execution. Thereafter, if not terminated, the Contract will continue in effect with respect to the Portfolios from year to year if such continuance is specifically approved at least annually: (i) by the Board of Trustees or by a vote of a majority of the outstanding voting securities of the Portfolio; and (ii) by a majority of the Trust’s trustees who are not parties to the Contract or “interested persons” of such parties as that term is defined in the 1940 Act, voting in person, at a meeting called for the purpose of considering continuation of the Contract.

The Contract may be terminated at any time with respect to any Portfolio by either party without penalty upon sixty days’ prior written notice to the other party. Such termination may be effected on behalf of a Portfolio by action of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio. The Contract will terminate in the event of an “assignment,” as that term is defined in the 1940 Act.

Additional information regarding the Contract is set forth in the Prospectus under “Management — Investment Adviser and Portfolio Manager,” and a discussion regarding the Board of Trustees’ basis for approving the Contract is available in the Trust’s Annual Report to Shareholders for the year ended January 31, 2018.

Portfolio Manager Information

Mr. Cuggino is the portfolio manager for each of the Trust’s Portfolios. Mr. Cuggino also currently serves as President, Secretary and a trustee of the Trust. For additional information on Mr. Cuggino’s compensation as an officer and trustee of the Trust, see “Trustee Compensation” above.

Pacific Heights compensates Mr. Cuggino for service as the portfolio manager for each of the Trust’s Portfolios. Mr. Cuggino is the President, Chief Executive Officer, manager and sole trustee of a revocable trust that is the sole member of Pacific Heights. As the manager and sole trustee of the sole member of

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Pacific Heights, Mr. Cuggino is the indirect owner of Pacific Heights and determines his own compensation. Mr. Cuggino’s compensation from Pacific Heights is in the form of a share of Pacific Heights’ total profits. Mr. Cuggino’s compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust for other factors used to determine compensation. Such factors include taking into consideration Pacific Heights’ profitability and such other factors as Pacific Heights may deem relevant under the circumstances. Mr. Cuggino’s compensation is not based directly on the performance of any of the Trust’s Portfolios or their levels of net assets.

Conflicts of interest may arise when Mr. Cuggino transacts personally in investments made or to be made for the Trust’s Portfolios. Mr. Cuggino is subject to the Trust’s and Pacific Heights’ Code of Ethics (“Code of Ethics”), discussed under “Code of Ethics,” which seeks to address potential conflicts of interest that may arise in connection with the personal securities transactions of employees, officers and trustees of the Trust. The primary purpose of the Code of Ethics is to ensure that personal trading by these individuals does not disadvantage any Trust Portfolio. There is no guarantee, however, that such Code of Ethics will detect each situation in which a potential conflict may arise.

The following table provides information relating to accounts managed by Mr. Cuggino as of January 31, 2018:

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	4	—	—

Number of Accounts Managed with Performance-Based Advisory Fees	—	—	—

Total Assets Managed	$2,613,665,482	$—	$—

Total Assets Managed with Performance-Based Advisory Fees	$—	$—	$—

Personal investment accounts of Mr. Cuggino and his family are not reflected.

As of January 31, 2018, Mr. Cuggino beneficially owned, through his ownership of Pacific Heights, shares in each of the Trust’s Portfolios. Ownership of Permanent Portfolio, Versatile Bond Portfolio and Aggressive Growth Portfolio were valued at $500,001-$1,000,000 per Portfolio. Ownership of Short-Term Treasury Portfolio was valued at $100,001-$500,000. Such holdings are included among the assets managed of “Registered Investment Companies” in the preceding table. Also, see “Share Ownership of Trustees and Officers” in this SAI for additional information regarding Mr. Cuggino’s ownership of shares of the Trust.

Code of Ethics

The Trust, the Investment Adviser and the Trust’s principal underwriter, Quasar Distributors, LLC, each have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisors Act of 1940, as applicable, which permit persons subject to the Codes of Ethics to invest in securities, including securities that may be purchased or held by the Trust. The Codes of Ethics are on public file with, and are available from, the SEC.

COMPUTATION OF NET ASSET VALUE

The Trust makes a separate calculation of net asset value per share for each class of shares of each Portfolio at the close of business of the New York Stock Exchange (usually 4:00 p.m. Eastern Time) every day that the Exchange is open for business or any earlier Exchange closing time that day

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(“Business Day”). The Exchange is generally open for trading every Monday through Friday, but is closed for trading on certain customary national business holidays consisting of New Year’s Day, Martin Luther King, Jr.’s Birthday, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Because Permanent Portfolio, Versatile Bond Portfolio and Aggressive Growth Portfolio may invest in securities that are principally traded on foreign exchanges which may be open for trading on days other than the Trust’s Business Days, the net asset values of Permanent Portfolio’s, Versatile Bond Portfolio’s and Aggressive Growth Portfolio’s shares may be significantly affected on days when investors will not be able to purchase or redeem the Portfolios’ shares. All awaiting and accepted requests for purchases and redemptions of Portfolio shares are executed, at a price equal to net asset value per share of the relevant class, immediately following the computation. See “Additional Purchase, Sale (Redemption) and Account Information.”

Net asset value per share of a Portfolio is computed by adding the current value of all of the Portfolio’s assets attributable to shares of that class, subtracting the amount of its liabilities (including proper accruals of expense items) attributable to shares of that class, dividing the result by the total number of shares outstanding for that class of the Portfolio, and rounding up or down to the nearest cent per share. Generally, the current value of a Portfolio’s assets is determined as follows: Securities that are listed and traded on one or more domestic exchanges (including stock options) will be valued at their last quoted sales price of the day on the exchange or system on which they are principally traded. Equity securities traded on the Nasdaq National Market System are valued at the Nasdaq Official Closing Price (“NOCP”) provided by Nasdaq, usually as of 4:00 p.m. Eastern Time each Business Day, unless that price is outside the range of the “inside” bid and asked price (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts), in which case Nasdaq will adjust the price to equal the inside bid or asked price, whichever is closer. Foreign securities traded on an exchange are valued on the basis of market quotations most recently available from that exchange. If there is no trading in an investment on a Business Day, the investment will be valued at the mean between its closing bid and asked prices on the exchange or system on which the security is principally traded. Securities that are traded over-the- counter will be valued at the last sale price in the over-the-counter market. If the over-the-counter security does not trade on a particular day, then the mean between its closing bid and closing asked prices will be used. Short- and long-term debt securities, including U.S. government securities, listed corporate bonds, other fixed income securities and unlisted securities, are generally valued at the latest price furnished by an independent pricing service. Pricing services may use, without limitation, a matrix or formula method that takes into consideration market indexes, matrices, yield curves and other specified inputs and assumptions. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a Portfolio may hold or transact in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Permanent Portfolio will value gold and silver bullion each Business Day at the closing spot settlement price on the New York Commodity Exchange, a regulated U.S. commodity futures exchange. Gold and silver coins are valued at the price furnished by an independent pricing service. Deposits of Swiss francs and Swiss government bonds will be valued each business day at prices (converted into U.S. dollars) quoted by an independent pricing service. All investments denominated in foreign currencies are converted into U.S. dollars using exchange rates obtained from an independent pricing service. A Portfolio’s ability to value its investment may also be impacted by technological issues and/or errors by pricing services or other third-party service providers. A Portfolio’s ability to value its investments may be impacted by technological and/or errors by pricing services or other third party providers. Investments for which bona fide market quotations are not readily available, or investments for which the Investment Adviser determines that a quotation or a price for such an investment provided by a dealer or an independent pricing service is not believed to be reflective of market value, valued by the Investment Adviser’s Valuation Committee pursuant to fair value procedures approved by the Board of Trustees. Also, a Portfolio may rely upon bona fide quotations obtained from sources

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other than those referred to above when doing so would, in the opinion of the Board of Trustees, better serve the fair and accurate valuation of the Portfolio’s assets. In the event of an extraordinary occurrence or emergency which would affect the value of a Portfolio’s assets traded on a foreign exchange, and which the Portfolio learns of prior to 4:00 p.m. Eastern Time, those assets will be valued by the Investment Adviser’s Valuation Committee at fair value as determined in good faith pursuant to procedures approved by the Board of Trustees.

DISTRIBUTION ARRANGEMENTS

Distributor

The Trust’s distributor is Quasar Distributors, LLC, 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202 (“Distributor”). The Distributor is an affiliate of U.S. Bancorp Fund Services, LLC, the Trust’s transfer agent (“Transfer Agent”). The Distributor is a broker-dealer registered with the SEC and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The Distributor, as an agent in connection with the distribution of the Portfolio shares, is responsible for the continuous distribution, on a “best efforts” basis, of the shares of each of the Trust’s Portfolios.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial intermediaries, such as retirement platforms and fund “supermarket” platform arrangements (collectively, “Selling Firms”) for distribution of shares of the Portfolios. With respect to certain Selling Firms, including but not limited to supermarket platforms, the Investment Adviser or the Trust, rather than the Distributor, may enter into such agreements. These Selling Firms may charge a fee for their services and may receive shareholder service or other fees. These Selling Firms may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to the Trust. Investors who purchase shares through Selling Firms will be subject to the procedures of those Selling Firms through which they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein or in the Prospectus. Information concerning any charges or services will be provided to investors by the Selling Firm through which they purchase shares. Investors purchasing shares of a Portfolio through Selling Firms should acquaint themselves with their Selling Firm’s procedures and should read the Prospectus in conjunction with any materials and information provided by their Selling Firm. The Selling Firm, and not its customers (investors), will be the shareholder of record, although investors may have the right to vote shares depending upon their arrangement with the Selling Firm. The Distributor does not receive compensation from the Portfolios for its distribution services, except the distribution/service fees with respect to the shares of those Portfolio share classes for which a plan of distribution pursuant to Rule 12b-1 under the 1940 Act is effective. The Investment Adviser pays the Distributor a fee for certain distribution-related expenses.

Rule 12b-1 Plan

The Board of Trustees has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act (“Rule 12b-1 Plan” or “Plan”) with respect to Class A and Class C Shares of each Portfolio as described below in further detail. Class I shares of the Portfolios are not subject to the Plan.

Class A and Class C Shares

Under the Plan, Class A shares will pay service fees at an annual rate of .25% of the average daily net assets of the Portfolio attributable to Class A shares.

Under the Plan, Class C shares will pay distribution and service fees at an aggregate annual rate of 1.00% of the average daily net assets of the Portfolio attributable to Class C shares.

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The Plan provides that amounts paid under the Plan as distribution fees may be expended on any activities or expenses intended to result or relate to the sale and/or retention of shares of the applicable Class of a Portfolio, including, but not limited to: (i) compensation paid to registered representatives of the Distributor and/or to Selling Firms; (ii) salaries and other expenses of the Distributor, the Investment Adviser or other party relating to selling efforts; (iii) expenses of organizing and conducting sales seminars, printing of Prospectuses, SAIs and reports for other than existing shareholders; (iv) preparation and distribution of advertising materials, sales literature and other sales promotion expenses; and/or (v) any other costs and expenses relating to distribution or sales support activities.

Amounts paid under the Plan as service fees may be expended to compensate Selling Firms for general shareholder liaison services provided to shareholders in the applicable Class of a Portfolio, including, but not limited to: (i) answering shareholder inquiries about account status, history, manner of effecting transactions, dividends and distributions and certain other matters pertaining to their investments; (ii) assisting shareholders in designating and changing dividend options, account designations and addresses; and (iii) any other costs and expenses relating to ongoing services to shareholders of a Class of a Portfolio.

Payments under the Plan are not tied exclusively to actual distribution and/or service fees and expenses incurred, and the payments made under the Plan may exceed (or be less than) actual fees and expenses incurred.

Class I Shares

Class I shares of the Portfolio do not pay to the Distributor or third-party provider any fee for providing distribution or shareholder services to Class I shareholders.

Amounts paid by any Class of shares of a Portfolio will not be used to pay the expenses incurred with respect to any other Class of shares of that Portfolio; provided, however, that expenses attributable to the Portfolio as a whole will be allocated, to the extent permitted by law, according to a formula based upon gross sales dollars and/or net assets of each such Class, as may be approved from time to time by the Board of Trustees.

The Plan recognizes that the Investment Adviser, the Distributor, any Selling Firm or an affiliate of any of them may use Advisory Fee revenues, past profits or resources from other sources to pay expenses incurred in connection with the distribution or marketing and sale of a Portfolio’s shares, including the activities referred to above. The Investment Adviser and other parties also may from time to time make payments to third parties out of their Advisory Fee or other fees, including payments for shareholder servicing fees and transfer agency functions. To the extent that any payments made by any Portfolio to the Investment Adviser, or by the Investment Adviser or any other party, including payments made from the Investment Adviser’s Advisory Fees or payments made for shareholder services, are deemed to be indirect financing of any activity primarily intended to result in the sale of Portfolio shares within the context of Rule 12b-1, such payments will be deemed to be authorized by the Plan but shall not be subject to the limitations on fees and expenses to be paid by the Portfolios under the Plan.

The Plan was approved by the Trustees, including a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting on the Plan. In adopting the Plan, the Trustees concluded that, in their judgment, there is a reasonable likelihood that the Plan will benefit the holders of the respective Portfolio’s Class A and Class C shares, as applicable.

The Plan provides that it will continue in effect only so long as its continuance is approved at least annually by a majority of both the Board of Trustees and the Independent Trustees. The Plan provides that it may be terminated at any time without penalty with respect to a Class of a Portfolio: (i) by a vote of a majority of the Independent Trustees; or (ii) by a vote of a majority of the outstanding voting securities of such Class.

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Pursuant to the Plan, at least quarterly, the Trust’s officers will provide the Board of Trustees a written report of the amounts expended under the Plan and the purposes for which these expenditures were made.

The Plan provides that it may not be amended with respect to any Class of shares of a Portfolio to materially increase the amount of the fees to be paid by the Class unless the amendment is approved by a vote of holders of at least a majority of the outstanding voting securities of the affected Class. Each class of shares of a Portfolio has exclusive voting rights with respect to any such amendment affecting the Class. Further, the Plan provides that no material amendment to the Plan shall be made unless it is approved by a majority of both the Board of Trustees and the Independent Trustees.

The table below shows the amount of Rule 12b-1 fees incurred by each Portfolio’s Class A Shares and Class C Shares for the fiscal year ended January 31, 2018.

12b-1 Fees Incurred
Portfolio	Class A	Class C

Permanent Portfolio®	$20,214	$6,011

Versatile Bond Portfolio	$33	$106

Aggressive Growth Portfolio	$115	$196

Compensation

As part of their business strategy, the Portfolios pay compensation to Selling Firms that sell the shares of the Portfolios. These firms typically pass along a portion of this compensation to your broker or financial representative.

The primary sources of Selling Firm compensation payments for sales of Class A and Class C shares of a Portfolio are: (i) in the case of Class A shares, sales charges paid by investors; and (ii) in the case of Class C shares, the Rule 12b-1 fees that are applicable to the Portfolio’s Class C shares being sold and that are paid out of the Portfolio’s assets. The sales charges and the Rule 12b-1 fees are detailed in the Prospectus and under “Additional Purchase, Sale (Redemption) and Account Information” below.

Initial Compensation

Whenever an investor purchases Class A shares of a Portfolio, the Selling Firm receives a reallowance/payment/commission as described under “First Year Broker or Other Selling Firm Compensation” shown below. The Selling Firm may also receive the first year’s Rule 12b-1 service fee at that time.

If shares of a Portfolio are tendered for redemption or repurchased by the Portfolio for any reason within seven business days after confirmation of the purchase order for such shares, the full sales load or other concession will be returned to the shareholder and any Selling Firm making such sale forfeits the right to receive any compensation on such shares.

Annual Compensation

For Class A shares of a Portfolio, the Selling Firm receives an annual Rule 12b-1 service fee of .25% of its average daily net assets. For Class C shares of a Portfolio, the Selling Firm receives an annual Rule 12b-1 service fee of .25% of its average daily net assets and the Selling Firm may receive a Rule 12b-1 distribution fee in an amount not to exceed .75% of its average daily net assets. These service and distribution fees are paid monthly in arrears.

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Additional Payments to Selling Firms

Shares of each Portfolio are sold primarily through Selling Firms. The Investment Adviser may make out of its own resources, additional payments to firms. These payments are sometimes referred to as “revenue sharing.” Many Selling Firms that sell shares of a Portfolio receive one or more types of these cash payments. The categories of payments that the Investment Adviser provides to Selling Firms are described below. These categories are not mutually exclusive and the Investment Adviser may make additional types of revenue sharing payments in the future. The same Selling Firms may receive payments under more than one or all categories. These payments assist in the Investment Adviser’s efforts to promote the sale of the Portfolios’ shares. The Investment Adviser agrees with the Selling Firm on the methods for calculating any additional compensation, which may include the level of sales or assets attributable to the firm. Not all Selling Firms receive additional compensation, and the amount of compensation varies. These payments could be significant to a Selling Firm. The Investment Adviser determines which Selling Firms to support and the extent of the payments it is willing to make. The Investment Adviser generally chooses to compensate Selling Firms that have a strong capability to distribute shares of the Portfolios and that are willing to cooperate with the Investment Adviser’s promotional efforts. The Investment Adviser does not make an independent assessment of the cost of providing such services.

As of December 31, 2017, the Investment Adviser had arrangements in effect with certain FINRA member firms pursuant to which the firms are entitled to revenue sharing payments including: National Financial Services Corp. (Fidelity), Charles Schwab & Company, Inc., Bank of America/Merrill Lynch, Pierce, Fenner & Smith Inc., Pershing LLC, TD Ameritrade, Inc./National Investor Services Corp., Wells Fargo, UBS Financial Services, Vanguard Marketing Corp., Morgan Stanley Smith Barney, LLC, Raymond James Financial Services, Raymond James Associates, LPL Financial Services, RBC Capital Markets, MSCS Financial Services, LLC, Mid Atlantic Capital, Princor Financial Services Corp, Ascensus/EFC Financial Services, LLC, GWFS Equities, Inc., Oppenheimer & Company, Brown Brothers Harriman & Company, Nationwide Investment Services Corp., Reliance Trust Company, AXA Advisors LLC, On Equity Sales Company and FolioFN Investments, Inc.

The Investment Adviser also may have revenue sharing arrangements with Selling Firms that are not members of FINRA.

Sales and Asset-Based Payments

The Investment Adviser makes revenue sharing payments as incentives to certain firms to promote and sell shares of the Portfolios. The Investment Adviser hopes to benefit from revenue sharing by increasing the Portfolios’ net assets, which, as well as benefiting the Portfolios, would result in additional investment advisory and other fees for the Investment Adviser. In consideration for revenue sharing, a firm may feature certain Portfolios in its sales system or give the Investment Adviser additional access to members of its sales force or management. In addition, a Selling Firm may agree to participate in the marketing efforts of the Investment Adviser by allowing it to participate in conferences, seminars or other programs attended by the Selling Firm’s sales force. Although a Selling Firm may seek revenue sharing payments to offset costs incurred by the firm in servicing its clients that have invested in a Portfolio, the Selling Firm may earn a profit on these payments. Revenue sharing payments may provide a firm with an incentive to favor a Portfolio.

The revenue sharing payments the Investment Adviser makes may be calculated on sales of shares of a Portfolio (“Sales-Based Payments”). Such payments also may be calculated on the average daily net assets of a Portfolio attributable to that particular Selling Firm (“Asset-Based Payments”). Sales-Based Payments primarily create incentives to make new sales of shares of a Portfolio and Asset-Based Payments primarily create incentives to retain previously sold shares of the Portfolio in investor accounts. The Investment Adviser may pay a firm either or both Sales-Based Payments and Asset-Based Payments.

Administrative and Processing Support Payments

The Investment Adviser may pay certain Selling Firms that offer so-called mutual fund “supermarkets” to their customers, including retirement plan administrators and investment advisers and other

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sponsors of advisory “wrap” and similar programs for non-distribution related administration and recordkeeping services.

The Investment Adviser also may make payments to certain firms that sell shares of a Portfolio for certain administrative services, including recordkeeping and sub-accounting shareholder accounts, to the extent that the Portfolio does not pay for these costs directly. The Investment Adviser also may make payments to certain firms that sell shares of a Portfolio in connection with client account maintenance support, statement preparation and transaction processing. The types of payments that the Investment Adviser may make under this category include, among others, payment of ticket charges per purchase or exchange order placed by a Selling Firm or its representative, payment of networking fees in connection with certain mutual fund trading systems, or one-time payments for ancillary services such as setting up a Portfolio on a firm’s mutual fund trading system.

Other Cash Payments

From time to time, the Investment Adviser may provide, either from Rule 12b-1 distribution fees or out of its own resources, additional compensation to firms that sell or arrange for the sale of shares of a Portfolio. Such compensation provided by the Investment Adviser may include payments for inclusion of a Portfolio on a Selling Firm’s sales system, including a preferred or recommended fund list; providing periodic and ongoing education and training of Selling Firm personnel regarding the Portfolios; disseminating to Selling Firm personnel information and product marketing materials regarding the Portfolios; access to sales meetings and conferences, sales representatives and management representatives of Selling Firms; support to Selling Firms in connection with investor and other conferences, seminars for the public, advertising campaigns and other marketing efforts; expenses related to due diligence trips by Selling Firm personnel; and reimbursement of ticket charges (fees that a Selling Firm charges its representatives for effecting transactions in Portfolio shares) and other similar charges. Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as FINRA.

The Investment Adviser may have other relationships with firms relating to the provisions of services to the Portfolios, such as providing omnibus account services or effecting portfolio transactions for the Portfolios. If a firm provides these services, the Investment Adviser may compensate the firm for these services.

First Year Broker or Other Selling Firm Compensation

The dealer reallowance for sale of shares of the Permanent Portfolio and the Aggressive Growth Portfolio is as shown in the far right column:

	Sales Charge (% of offering price)[1]	Sales Charge (% of net amount invested)[2]	Dealer Reallowance as a Percentage of the Offering Price[3]
Class A
Less than $25,000	5.00%	5.26%	5.00%

$25,000 but less than $50,000	4.50%	4.71%	4.50%

$50,000 but less than $100,000	4.00%	4.17%	4.00%

$100,00 but less than $250,000	3.25%	3.36%	3.25%

$250,000 but less than $500,000	2.50%	2.56%	2.50%

$500,000 but less than $1,000,000	1.50%	1.52%	1.50%

$1,000,000 and over	—%	—%	—%

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	Sales Charge (% of offering price)[1]	Sales Charge (% of net amount invested)[2]	Dealer Reallowance as a Percentage of the Offering Price[3]
Class C
All amounts	—%	—%	—%

Class I
All amounts	—%	—%	—%

1 Class A shares are available with no front-end sales charge on investments of $1 million or more. There is, however, a contingent deferred sales charge (“CDSC”) of 1.00% on any Class A shares upon which a sales commission or finder’s fee was paid that are sold within one year of purchase. Brokers that initiate and are responsible for purchases of $1 million or more may receive a sales commission or finder’s fee of up to 1.00% of the offering price of Class A shares. In addition, while Class C shares are offered at NAV, without any initial sales charge, a 1.00% CDSC may be charged on any Class C shares upon which a finder’s fee has been paid that are sold within one year of purchase. See “Initial Sales Charge on Class A Shares” below for a discussion on how to qualify for a reduced sales charge. The Investment Adviser may take recent redemptions into account in determining if an investment qualifies as a new investment.

2 Because of rounding in the calculation of the offering price, actual sales charges you pay may be more or less than those calculated using these percentages. This is because the dollar amount of the sales charge is determined by subtracting the net asset value of the shares purchased from the offering price, which is calculated to two decimal places using standard rounding criteria. The impact of rounding will vary with the size of the investment and the net asset value of the shares. Similarly, any CDSC paid by you on investments in Class A shares may be higher or lower than the 1.00% charge described in Note 1 above due to rounding.

3 The Distributor retains the balance, if any, and uses it solely for distribution purposes, which may include a dealer reallowance up to the full sales charge.

The dealer reallowance for sale of shares of the Versatile Bond Portfolio is as shown in the far right column:

	Sales Charge (% of offering price)[1]	Sales Charge (% of net amount invested)[2]	Dealer Reallowance as a Percentage of the Offering Price[3]
Class A
Less than $100,000	4.00%	4.17%	4.00%

$100,00 but less than $250,000	3.50%	3.63%	3.50%

$250,000 but less than $500,000	2.50%	2.56%	2.50%

$500,000 but less than $1,000,000	2.00%	2.04%	2.00%

$1,000,000 and over	—%	—%	—%

Class C
All amounts	—%	—%	—%

Class I
All amounts	—%	—%	—%

1 Class A shares are available with no front-end sales charge on investments of $1 million or more. There is, however, a contingent deferred sales charge (“CDSC”) of 1.00% on any Class A shares upon which a sales commission or finder’s fee was

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paid that are sold within one year of purchase. Brokers that initiate and are responsible for purchases of $1 million or more may receive a sales commission or finder’s fee of up to 1.00% of the offering price of Class A shares. In addition, while Class C shares are offered at NAV, without any initial sales charge, a 1.00% CDSC may be charged on any Class C shares upon which a finder’s fee has been paid that are sold within one year of purchase. See “Initial Sales Charge on Class A Shares” below for a discussion on how to qualify for a reduced sales charge. The Investment Adviser may take recent redemptions into account in determining if an investment qualifies as a new investment.

2 Because of rounding in the calculation of the offering price, actual sales charges you pay may be more or less than those calculated using these percentages. This is because the dollar amount of the sales charge is determined by subtracting the net asset value of the shares purchased from the offering price, which is calculated to two decimal places using standard rounding criteria. The impact of rounding will vary with the size of the investment and the net asset value of the shares. Similarly, any CDSC paid by you on investments in Class A shares may be higher or lower than the 1.00% charge described in Note 1 above due to rounding.

3 The Distributor retains the balance, if any, and uses it solely for distribution purposes, which may include a dealer reallowance up to the full sales charge.

Contingent deferred sales charge (“CDSC”) revenues may be used to pay Selling Firm commissions when there is no initial sales charge. See “Deferred Sales Charges on Class A and Class C Shares.”

If shares of a Portfolio are tendered for redemption or repurchased by the Portfolio for any reason within seven business days after confirmation of the purchase order for such shares, the full sales load or other concession will be returned to the shareholder and any Selling Firm making such sale forfeits the right to receive any compensation on such shares.

ADDITIONAL PURCHASE, SALE (REDEMPTION) AND ACCOUNT INFORMATION

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares through the Transfer Agent or through a financial intermediary. Certain financial intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers or CDSC waivers. (See “Your Investment — Sales Charge Reductions and Waivers —  Additional Information on Purchases through Financial Intermediaries” in the Prospectus for more information).

Initial Sales Charges on Class A Shares

Class A shares of the Portfolios are offered at a price equal to their NAV plus a sales charge. The sales charges applicable to purchases of Class A shares of the Portfolios are described in the Prospectus. The Board of Trustees reserves the right to change or waive a Portfolio’s minimum investment requirements and to reject any order to purchase shares (including purchase by exchange) when in the judgment of the Investment Adviser such rejection is in the Portfolio’s best interests.

Methods of obtaining reduced sales charges referred to generally in the Prospectus are described in detail below. In calculating the sales charge applicable to current purchases of a Portfolio’s Class A shares, the investor is entitled to accumulate current purchases with the current offering price of the shares of other Portfolios owned by the investor (see “Accumulation Privilege” below).

In order to receive the reduced sales charge, the investor must notify his or her Selling Firm and/or the Selling Firm must notify the Transfer Agent at the time of purchase of Class A shares, about any other Trust Portfolios owned by the investor, the investor’s spouse and their children under the age of 21 living in the same household (See “Accumulation Privilege” below). This includes investments held in (i) all accounts (e.g., retirement accounts, trust accounts) with the Trust and/or the investor’s Selling Firm and (ii) accounts with Selling Firms other than the one handling the current purchase. Additionally, individual purchases by a trustee or other fiduciary also may be aggregated if the investments are for a single trust estate or for a group investment program. Assets held within a group investment program may not be combined with any assets held by those same participants outside of the program.

The Transfer Agent will credit the combined value, at the current offering price, of all eligible accounts to determine whether the investor qualifies for a reduced sales charge on his or her current purchase. The Transfer Agent will automatically link certain accounts registered in the same client name, with the

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same taxpayer identification number, for the purpose of qualifying the investor for lower initial sales charge rates. The investor must notify the Transfer Agent or his or her Selling Firm at the time of purchase of any eligible accounts held by his or her spouse or children under 21 living in the same household in order to insure these assets are linked to the investor’s accounts.

If shares of a Portfolio are tendered for redemption or repurchased by the Portfolio for any reason within seven business days after confirmation of the purchase order for such shares, the full sales load or other concession will be returned to the shareholder and any Selling Firm making such sale forfeits the right to receive any compensation on such shares.

Without Sales Charges

Class A shares may be offered without a front-end sales charge or CDSC to various individuals and institutions indicated in the Prospectus.

Class A shares also may be purchased without an initial sales charge in connection with certain liquidation, merger or acquisition transactions involving other investment companies.

In Kind Re-Registrations

A shareholder who withdraws funds via a tax reportable transaction from the account of one Portfolio that has previously paid a sales charge, and reregisters those assets directly to the account of another Portfolio, without the assets ever leaving the Trust, may do so without paying a sales charge. The beneficial owner must remain the same (i.e., in kind).

Reducing Your Class A Sales Charges

•	Accumulation Privilege — Class A investors may reduce their Class A sales charge by taking into account not only the amount being invested but also the current offering price of any class of shares of the Trust Portfolios already held by such persons. To receive a reduced sales charge, the investor must tell his or her Selling Firm or the Transfer Agent at the time of the purchase about any other Portfolios held by that investor, his or her spouse and their children under the age of 21 living in the same household. Such information must include account statements or other records (including written representations from the intermediary holding the shares) that indicate that a sales charge was paid regarding shares of the Portfolios held in: (i) all accounts (e.g., retirement accounts, trust accounts) with the Trust and/or the investor’s Selling Firm; (ii) accounts with other Selling Firms; and (iii) accounts in the name of immediate family household members (spouse and children under 21 living in the same household).

Further information about combined purchases, including certain restrictions on combined group purchases, is available from the Transfer Agent or a Selling Firm’s representative.

•	Letter of Intention — reduced Class A sales charges under the Accumulation Privilege also are applicable to investments made pursuant to a Letter of Intention (“LOI”), which should be read carefully prior to its execution by an investor. An investor may make his or her investments over a specified period of thirteen months. Purchases made within ninety days prior to the signing of an LOI will be counted towards fulfillment of the LOI, however, the original sales charge will not be recalculated for these previous purchases. The sales charge applicable to all amounts invested after an LOI is signed is computed as if the aggregate amount intended to be invested had been invested immediately. If such aggregate amount is not actually invested, the difference in the sales charge actually paid and the sales charge payable had the LOI not been in effect is due from the investor. However, for the purchases actually made within the specified period the applicable sales charge will not be higher than that which would have applied (including accumulations) had the LOI been for the amount actually invested.

The LOI authorizes the Transfer Agent to hold in escrow sufficient Class A shares (approximately 5% of the aggregate) to make up any difference in sales charges on the amount intended to be invested and the

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amount actually invested, until such investment is completed within the specified period, at which time the escrowed Class A shares will be released. If the total investment specified in the LOI is not completed, the Class A shares held in escrow may be redeemed and the proceeds used as required to pay such sales charge as may be due. By signing the LOI, the investor authorizes the Transfer Agent to act as his or her attorney-in-fact to redeem any escrowed Class A shares and adjust the sales charge, if necessary.

An LOI does not constitute a binding commitment by an investor to purchase, or by a Portfolio to sell, any additional Class A shares and may be terminated at any time.

Group Investment Program

Under the Accumulation Privilege, all members of a group may combine their individual purchases of Class A shares to potentially qualify for breakpoints in the sales charge schedule. This feature is provided to any group that: (i) has been in existence for more than six months; (ii) has a legitimate purpose other than the purchase of mutual fund shares at a discount for its members; (iii) utilizes salary deduction or similar group methods of payment; and (iv) agrees to allow Portfolio sales materials in its mailings to its members at a reduced or no cost to the Distributor.

Deferred Sales Charges on Class A and Class C Shares

Class A shares are available with no front-end sales charge on investments of $1 million or more. There is a CDSC on any Class A shares upon which a commission or finder’s fee was paid that are sold within one year of purchase.

Investments in Class C shares are purchased at NAV per share without the imposition of an initial sales charge so that the Portfolio will receive the full amount of the purchase payment. Class C shares that are redeemed within one year of purchase may be subject to a CDSC.

The CDSC to which redemptions of Class A or Class C shares may be subject will be charged at the rates set forth in the Prospectus as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class A or Class C shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase prices or on shares derived from reinvestment of dividends or capital gains distributions.

Solely for purposes of determining the number of years from the time of any payment for purchases of Class A or Class C shares subject to a CDSC, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

In determining whether a redemption of Class A or Class C shares is subject to the imposition of a CDSC, the calculation will be determined in a manner that results in the lowest possible rate being charged. It will be assumed that the redemption comes first from shares the shareholder has held beyond the one-year CDSC redemption period, or those shares acquired by the shareholder through dividend and capital gain reinvestment. For this purpose, the amount of any increase in a share’s value above its initial purchase price is not subject to a CDSC. Thus, when a share that has appreciated in value is redeemed during the CDSC period, a CDSC is assessed only on its initial purchase price.

When requesting a redemption for a specific dollar amount, the shareholder should indicate if proceeds equal to the dollar amount requested are required. If not indicated, only the specified dollar amount will be redeemed from the shareholder’s account and the proceeds will be less any applicable CDSC.

With respect to a CDSC imposed on a redemption of Class A shares, proceeds from the imposition of a CDSC are used in whole or in part to pay expenses related to paying a commission or finder’s fee in connection with the purchase at NAV of Class A shares with a value of $1 million or more.

With respect to a CDSC imposed on a redemption of Class C shares, proceeds from the imposition of a CDSC are used in whole or in part to pay expenses related to providing distribution-related services to the Portfolios in connection with the sale of the Class C shares, such as the payment of compensation to

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select Selling Firms for selling Class C shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Portfolios to sell Class C shares without a sales charge being deducted at the time of the purchase.

CDSC Waivers

The CDSC may be waived on redemptions of Class A or Class C shares that are subject to a CDSC in the circumstances defined below:

•	Distributions from an IRA upon the shareholder’s attainment of age 59 1⁄2.

•	Tax-free returns of excess contributions to IRAs.

•	Because of shareholder death or post-purchase disability (this generally excludes accounts registered in the names of trusts and other entities). In the case of joint tenant accounts, if one joint tenant dies, a surviving joint tenant, at the time he or she notifies the Transfer Agent of the other joint tenant’s death and removes the decedent’s name from the account, may redeem shares from the account without incurring a CDSC. Redemptions made after the Transfer Agent is notified of the death of a joint tenant will be subject to a CDSC.

•	The following types of transactions, if together they do not exceed 12% of the value of an account annually:

(i)	redemptions due to receiving required minimum distributions from retirement accounts upon reaching age 70 1⁄2;

(ii)	if you have established a systematic withdrawal plan (“SWP”) directly with certain Selling Firms, redemptions through such a plan (including any dividends and/or capital gain distributions taken in cash). For each SWP payment, assets that are not subject to a CDSC, such as appreciation on shares and shares acquired through reinvestment of dividends or capital gain distributions, will be redeemed first and will count toward the 12% limit. If there is an insufficient amount of assets not subject to a CDSC to cover a particular SWP payment, shares subject to the lowest CDSC will be redeemed next until the 12% limit is reached. Any income dividends and/or capital gain distributions taken in cash by a shareholder who receives payments through a SWP will also count toward the 12% limit. In the case of a SWP, the 12% limit is calculated at the time a systematic redemption is first made, and is recalculated at the time each additional systematic redemption is made. Shareholders who establish a SWP should be aware that the amount of a payment not subject to a CDSC may vary over time depending on fluctuations in the value of their accounts. This privilege may be revised or terminated at any time.

(iii)	if no commission or transaction fee is paid by the Investment Adviser and/or Distributor to the Selling Firm at the time of purchase.

•	Redemptions made under certain liquidation, merger or acquisition transactions involving other investment companies.

•	Redemptions pursuant to the Portfolio’s right to liquidate an account that is below the minimum account value as described in the Prospectus under “Dividends, Taxes and Account Policies — Small Accounts.”

For purposes of this paragraph, “account” means:

•	in the case of Class A shares, your investment in Class A shares of all Portfolios; and

•	in the case of Class C shares, your investment in Class C shares of the particular Portfolio from which you are making the redemption.

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If you qualify for a CDSC waiver under one of these situations, you must notify your Selling Firm or the Transfer Agent at the time that the request is made. The waiver will be granted once the Transfer Agent has confirmed that you are entitled to the waiver.

Additional Services and Programs

Portfolio Exchange

The Trust permits exchanges of shares of any class of a Portfolio for shares of the same class in any other Portfolio. The registration for both accounts involved must be identical. Identical registration is determined by having the same beneficial owner on both accounts involved in the exchange.

Exchanges between Portfolios are based on their respective NAVs. Selling Firms generally do not impose a sales charge on such exchanges. For purposes of computing the CDSC payable upon redemption of shares acquired in an exchange, the holding period of the original shares is added to the holding period of the shares acquired in an exchange.

The Trust reserves the right to require that previously exchanged shares (and reinvested dividends) be in the Portfolio for ninety days before a shareholder is permitted a new exchange.

An exchange of shares is treated as a redemption of shares of one Portfolio and the purchase of shares of another for federal income tax purposes. An exchange may result in a taxable gain or loss to an investor. See “Additional Tax Information.”

Systematic Withdrawal Plan (SWP)

The Trust permits the establishment of a SWP. Payments under the SWP represent proceeds arising from the redemption of shares. Since the redemption price of shares may be more or less than the shareholder’s cost, depending upon the market value of the securities owned by a Portfolio at the time of redemption, the distribution of cash pursuant to the SWP may result in realization of gain or loss for purposes of federal, state and local income taxes. The Trust reserves the right to modify or discontinue the SWP of any shareholder or to discontinue the availability of such Plan in the future. A shareholder may terminate the plan at any time by giving proper notice to the Transfer Agent. Any change or termination requested by a shareholder should be provided to the Transfer Agent at least five days prior to the effective date.

The maintenance of a SWP concurrently with purchases of additional Class A shares of a Portfolio could be disadvantageous to a shareholder because of the initial sales charge payable on such purchases of Class A shares. Therefore, a shareholder should not purchase Class A shares at the same time that a SWP is in effect. Class C shares sold under a SWP may be subject to a CDSC.

Automatic Investment Plan

The Automatic Investment Plan is explained in the Prospectus. The privilege of making investments through the Automatic Investment Plan may be revoked by the Transfer Agent without prior notice if any investment is not honored by the shareholder’s bank. The bank shall be under no obligation to notify the shareholder as to the nonpayment of any checks.

Reinstatement Privilege

If the Transfer Agent and the Selling Firm are notified prior to reinvestment, a shareholder who has redeemed shares of a Portfolio may, within one hundred twenty days after the date of redemption, reinvest without payment of a sales charge any part of the redemption proceeds in shares back into the same share class of the same Portfolio and account from which it was removed, subject to the minimum investment limit in that Portfolio. The proceeds from the redemption of Class A shares may be reinvested at NAV without paying a sales charge in Class A shares of the Portfolio. If a CDSC was paid upon a redemption, the shareholder will be credited with the amount of the CDSC paid on the amount he or she is reinvesting within one hundred twenty days of his or her reinvestment by adding it to the

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amount of the reinvestment. The new shares will continue to be subject to the CDSC. The holding period of the shares acquired through reinvestment will, for purposes of computing the CDSC payable upon a subsequent redemption, include the holding period of the redeemed shares. Redemption proceeds from a SWP are not eligible for reinvestment without a sales charge.

Redemption proceeds that are otherwise prohibited from being reinvested in the same account or the same Portfolio may be invested in another account for the same shareholder in the same share class of the same Portfolio (or a different Portfolio if the original Portfolio is no longer available) without paying a sales charge. Any such reinvestment is subject to the minimum investment limit.

Each Portfolio may refuse any reinvestment request and may change or cancel its reinvestment policies at any time.

A redemption or exchange of Portfolio shares is a taxable transaction for federal income tax purposes even if the reinvestment privilege is exercised, and any gain or loss realized by a shareholder on the redemption or other disposition of Portfolio shares will be treated for tax purposes as described under the caption “Additional Tax Information.”

Redemption of Certificated Shares of the Corporation

For shareholders who hold certificated shares previously issued by Permanent Portfolio Family of Funds, Inc., redemption requests must be accompanied by certificates and must be sent to the Transfer Agent. Shareholders may be required to use a redemption form provided by the Trust. The Trust may refuse redemption requests not made in the proper manner.

Purchases and Redemptions through Third Parties

Shares of the Portfolios may be purchased or redeemed through certain Selling Firms. Selling Firms may charge the investor additional fees for their services. A Portfolio will be deemed to have received a purchase or redemption order when an authorized Selling Firm, or if applicable, a Selling Firm’s authorized designee or intermediary, receives the order. Orders may be processed at the NAV next calculated after the Selling Firm receives the order. The Selling Firm must segregate any orders it receives after the close of regular trading on the NYSE and transmit those orders to the Portfolio for execution at the NAV next determined. Some Selling Firms that maintain network/omnibus/nominee accounts with a Portfolio for their clients charge an annual fee on the average net assets held in such accounts for accounting, servicing and distribution services they provide with respect to the Portfolio shares. This fee is paid by the Investment Adviser, the Portfolio and/or the Distributor pursuant to the Rule 12b-1 Plan.

Redemption Limitations

The right to redeem may be limited or suspended by the Trust, or the payment date postponed, as follows:

•	for any period during which the NYSE is closed or trading thereon is restricted, as determined by the SEC;

•	for any period during which the SEC determines that an emergency makes it impractical to dispose of portfolio securities or to calculate net asset values; or

•	during any period for which the SEC has by order permitted a suspension for the protection of shareholders.

In-Kind Redemptions

Subject to the restrictions set forth below and, provided that it is administratively feasible, the Trust may require redeeming shareholders in Permanent Portfolio (but not shareholders in any other Portfolio) to accept readily tradable gold or silver bullion or coins from the Portfolio’s holdings in

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complete or partial payment of redemptions, if it can satisfy a Code provision that permits it to do so without recognizing gain, where so doing would present an advantage to the Portfolio in pursuit of its tax planning objectives over a sale or other disposition of an investment. Although the Investment Adviser believes it is unlikely that the Trust would ever use an asset other than gold or silver bullion or bullion-type coins for any such in-kind redemptions, the assets to be distributed would be selected by the Trust from Permanent Portfolio’s holdings and generally would not reflect Target Percentages. The Trust would not require redeeming shareholders to accept any investment that is not readily tradable.

Investors should note that an in-kind distribution might result in inconvenience or in financial loss or gain due to price fluctuations. The risk of financial loss would be especially great in the case of an investment subject to high price volatility. Also, shareholders might incur high brokerage costs in liquidating small lots of distributed investments.

In order to reduce the possibility of inconvenience or loss to redeeming shareholders, the Trust has agreed that it will not exercise its right to make such an in-kind redemption unless it has arranged, on behalf of the shareholder, a convenient opportunity to accomplish the prompt sale of the assets through a qualified broker or dealer at a cost not to exceed 2% of the asset’s value at the time of the redemption. In the event that a shareholder elected not to use the broker or dealer provided by the Trust to sell assets distributed to him or her, the Trust would deliver the assets to the shareholder, or at his or her request, to his or her local bank.

Permanent Portfolio makes portfolio changes on the basis of investment factors at the time and in pursuit of its investment objective, and in order to adhere to its Target Percentages. See “Portfolios Summaries — Permanent Portfolio” in the Prospectus. In accordance with these objectives, at the time the decision is made to dispose of assets from the Permanent Portfolio, the Trust will decide whether to sell the assets or to distribute them in satisfaction of redemption requests.

If the Trust ever elects to dispose of assets through such required in-kind redemptions, it will inform the Transfer Agent of the specific assets to be used and the order in which to use them. The Transfer Agent thereafter would honor all redemption requests, in the order received, by distributing the designated assets. Generally, the Transfer Agent would continue to effect all redemption requests for the Permanent Portfolio with in-kind distributions until the designated assets were exhausted or until the Trust instructed the Transfer Agent otherwise.

In-Kind Redemption Requests

If the Trust ever elects to make assets available for in-kind payment of redemptions, at the request of a redeeming shareholder, it will inform the Transfer Agent of the specific assets to be used. The Trust makes no representation that it will attempt to protect any redeeming shareholder from inconvenience, expense or loss that results from an in-kind redemption requested by the shareholder.

The Trust has adopted the following operating policies with respect to such in-kind redemptions:

•	any shareholder (except an affiliate as set forth below) may request an in-kind redemption of shares in such Portfolio prior to 4:00 p.m. Eastern Time of such day and any such request shall become irrevocable at 4:00 p.m. Eastern Time of such day;

•	no such request for redemption shall be accepted for any Portfolio shares held by an affiliated person or other person specified in section 17(a) of the 1940 Act;

•	the Trust will accept a request for an in-kind redemption only if the Investment Adviser determines that it is in the best interests of the Portfolio and only as an alternative to the sale of the asset to be distributed in a transaction consistent with the Portfolio’s investment policies;

•	requested in-kind redemptions shall be limited to assets for which market quotations are readily available; and

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•	the asset price used to effect the redemption shall be the respective asset price used to calculate the net asset value of the shares being redeemed.

Abandoned Property/Escheatment

It is the responsibility of the Portfolios’ investors to ensure that the Trust maintains a correct address for the investor’s shareholder account(s). An incorrect address may cause an investor’s shareholder account statements and other mailings to be returned to the Trust. If the Trust is unable to locate an investor, then it will determine whether the investor’s shareholder account has legally been abandoned. The Trust is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The investor’s last known address of record determines which state has jurisdiction. Your account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws. For additional information, please contact your state’s unclaimed property administrator. Investors with a state of residence in Texas have the ability to designate a representative to receive legislatively required unclaimed property due diligence notifications. Please contact the Texas Comptroller of Public Accounts for further information.

ADDITIONAL TAX INFORMATION

General

To continue to qualify for treatment as a regulated investment company under Subchapter M of Chapter 1 of the Code (“RIC”), a Portfolio — each of which is treated as a separate corporation for federal tax purposes — must satisfy certain specific requirements, including the following:

(i)	The Portfolio must distribute to its shareholders for each taxable year at least the sum of 90% of its “investment company taxable income” and 90% of its net exempt interest income (“Distribution Requirement”). That income generally consists of net investment income, the excess of net short-term capital gain over net long-term capital loss and net gains and losses from certain foreign currency transactions, all determined without regard to any deduction for dividends paid;

(ii)	At least 90% of the Portfolio’s gross income each taxable year must be derived from investment-type income, specifically: (a) dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies or other income (including gains and losses from options, futures or forward contracts) the Portfolio derives with respect to its business of investing in securities or those currencies; and (b) net income from an interest in a “qualified publicly traded partnership” (“Income Requirement”); and

(iii)	The Portfolio’s investments must satisfy certain diversification requirements at the close of each quarter of its taxable year.

For any taxable year during which a Portfolio so qualifies, it will not be liable for federal income tax on its investment company taxable income or its net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), reduced by any capital loss carryovers from prior taxable years, that it distributes to its shareholders.

If a Portfolio failed to qualify for treatment as a RIC for any taxable year, then for federal tax purposes: (i) it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders; and (ii) the Portfolio’s shareholders would treat all those distributions, including distributions of net capital gain, as dividends (taxable as ordinary income, except the part thereof that is “qualified dividend income,” which is taxable for individual shareholders at the rate for net capital gain — a maximum of 15% or 20% for individuals with taxable income exceeding certain thresholds) to the extent of the Portfolio’s earnings

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and profits; those dividends would be eligible for the dividends-received deduction available to corporations under certain circumstances. In addition, the Portfolio could be required to recognize unrealized gains, pay substantial tax and interest and make substantial distributions before requalifying for RIC treatment.

If a Portfolio fails to meet the annual gross income test described above, the Portfolio will nevertheless be considered to have satisfied the test if: (i) (a) such failure is due to reasonable cause and not due to willful neglect and (b) the Portfolio reports the failure; and (ii) the Portfolio pays an excise tax equal to the excess non-qualifying income. If a Portfolio fails to meet the asset diversification test described above with respect to any quarter, the Portfolio will nevertheless be considered to have satisfied the requirements for such quarter if the Portfolio cures such failure within six months and either: (i) such failure is de minimis; or (ii) (a) such failure is due to reasonable cause and not due to willful neglect and (b) the Portfolio reports the failure and pays an excise tax.

A Portfolio will be subject to a nondeductible 4% federal excise tax (“Excise Tax”) to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. A Portfolio will be treated as having distributed any amount on which it is subject to federal income tax for any taxable year. For purposes of calculating the Excise Tax, a Portfolio: (i) must reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year; and (ii) must exclude foreign currency and certain other ordinary gains and losses incurred after October 31 of any year in determining the amount of ordinary income for that year. A Portfolio will include those gains and losses incurred after October 31 in determining ordinary income for the succeeding calendar year.

Taxation of Shareholders

Any dividend a Portfolio pays has the effect of reducing its net asset value. Therefore, a dividend paid shortly after a shareholder invests in a Portfolio would represent, in substance, a return of capital to the shareholder. Nevertheless, the distribution would be subject to federal income tax, as discussed here and in the Prospectus.

A redemption of Portfolio shares (including a redemption under a SWP, as described in the Prospectus) is a taxable event for the redeeming shareholder. Any gain or loss realized on a redemption by a shareholder who is not a dealer in securities will generally be treated as a long-term capital gain or loss if the shares have been held more than one year and otherwise as a short-term capital gain or loss. However, any loss realized on a redemption of shares a shareholder held for six months or less will be treated as a long-term capital loss to the extent of any capital gain distributions the shareholder receives on those shares. In addition, all or a portion of a loss realized on a sale or other disposition of Portfolio shares may be disallowed under “wash sale” rules to the extent the shareholder acquires other shares of the same Portfolio (whether through the reinvestment of distributions or otherwise) within a period of sixty one days beginning thirty days before and ending thirty days after the date of disposition of the shares. Any disallowed loss will result in an adjustment to the shareholder’s tax basis in some or all of the other shares acquired.

As described below under “Additional Purchase, Sale (Redemption) and Account Information — In-Kind Redemptions,” Permanent Portfolio may redeem its shares in kind in certain circumstances. The tax consequences to an individual (i.e., non-corporate) shareholder other than an individual retirement account or individually directed account maintained under a plan described in Code section 401(a) (each, a “Retirement Account”) (see the following paragraph) of an in-kind redemption are similar to the consequences of a redemption for cash. A non-Retirement Account shareholder will recognize a capital gain (or loss) equal to the market value of the assets he or she receives minus the cost basis in the shares being redeemed. (The Trust will inform a shareholder as to its determination of the market value of any assets distributed to him or her.) Such shareholder’s cost basis in the distributed assets will equal their market value at the time of the redemption. The federal income tax consequences of an

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in-kind redemption to a corporate shareholder are complex, and corporations considering investing in Permanent Portfolio should consult their tax advisers in this regard. Permanent Portfolio expects to be able to satisfy a Code provision that will enable it to distribute assets pursuant to an in-kind redemption without recognizing capital gain or loss.

The in-kind distributions that Permanent Portfolio may make to redeem its shares may consist wholly or partly of gold or silver bullion or coins. Such bullion or coins, with certain limited exceptions, if received by a Retirement Account pursuant to an in-kind redemption, would be treated as the acquisition of a “collectible” by the Account. Such an acquisition would be treated as a distribution from the Account in an amount equal to the Account’s cost of the collectible, with resulting significant adverse federal income tax consequences pursuant to Code sections 408(d) and 72. Accordingly, a person considering the purchase of Permanent Portfolio shares through a Retirement Account should consult his or her tax and financial adviser(s) regarding the potential tax consequences of that investment.

If a shareholder fails to certify on his or her shareholder account application that the social security or other taxpayer identification number provided is correct and that he or she is not subject to backup withholding for previous underreporting to the Internal Revenue Service (“IRS”), the Trust must impose backup withholding, as discussed in the Prospectus.

A Portfolio (or its administrative agent) must report to the IRS and furnish to its shareholders the cost basis and holding period information for shares purchased on or after January 1, 2012, and sold on or after that date. For each sale of shares, a shareholder may elect from among several IRS-accepted cost basis methods. In the absence of an election, the Portfolio will use average cost basis as the default method. The cost basis method elected by a shareholder (or the cost basis method applied by default) for each sale of shares may not be changed after the settlement date of each such sale of shares. Shareholders should consult with their tax advisers to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting law applies to them. The former requirement to report only the gross proceeds from the sale of shares will generally continue to apply to all shares acquired through December 31, 2011, and sold on and after that date.

Under legislation known as the Foreign Account Tax Compliance Act (“FATCA”), the Trust will be required to withhold 30% of the ordinary dividends it pays after June 30, 2014, and the gross proceeds of share redemptions and certain capital gain dividends it pays after December 31, 2018, to shareholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will be required with respect to a U.S. person or foreign individual that timely provides the certifications required by the Trust or its agent on a valid IRS Form W-9 or W-BEN, respectively. Shareholders potentially subject to withholding include foreign financial institutions (“FFIs”), such as foreign investment funds, and non-financial foreign entities (“NFFEs”). To avoid withholding under FATCA, except as described below, an FFI generally must enter into an information sharing agreement with the IRS in which it agrees to report certain identifying information (including name, address and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify itself and may be required to provide other required information to the Trust or other withholding agent regarding its U.S. owners, if any. Such foreign shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A foreign shareholder resident or doing business in a country that has entered into an intergovernmental agreement with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of such agreement. A non-U.S. entity that invests in the Trust will need to provide the Trust with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. Non-U.S. investors should consult their own tax advisers regarding the impact of these requirements on their investment in the Trust.

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Taxation of the Portfolios

Derivative Investments

Permanent Portfolio and Aggressive Growth Portfolio may use hedging strategies such as writing (selling) and purchasing options and futures contracts, and the Permanent Portfolio may also enter into forward contracts. These Portfolios may also use derivative investments to carry out their tax planning policies by delaying the recognition of gain on appreciated assets and minimizing the amounts the Portfolios must distribute to satisfy the Distribution Requirement described above. These activities involve complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a Portfolio realizes in connection therewith. Gain from the disposition of foreign currencies (except certain gains therefrom that may be excluded by future regulations), and gains from options, futures and forward contracts a Portfolio derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement. However, certain derivative instruments, such as instruments linked to commodities, will not produce qualifying income under the Income Requirement because a direct investment in the underlying property would not produce qualifying income. The Trust will monitor its transactions, make appropriate tax elections and make appropriate entries in its books and records when a Portfolio acquires any foreign currency, option, futures contract, forward contract or hedged investment to mitigate the effect of these rules, prevent the Portfolio’s disqualification as a RIC and minimize the imposition of federal income tax and the Excise Tax.

Some futures contracts, foreign currency contracts and “non-equity” options (i.e., certain listed options, such as those on a “broad-based” securities index) in which a Portfolio may invest may be subject to section 1256 of the Code (collectively, “section 1256 contracts”). Any section 1256 contracts a Portfolio holds at the end of its taxable year generally must be “marked-to-market” (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. 60% of any net gain or loss recognized on these deemed sales and 60% of any net realized gain or loss from any actual sales of section 1256 contracts will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount that a Portfolio must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short- term capital gain), which will be taxable to its shareholders as ordinary income, and to increase the net capital gain a Portfolio recognizes, without in either case increasing the cash available to it. A Portfolio may elect not to have the foregoing rules apply to any “mixed straddle” (that is, a straddle, which the Portfolio clearly identifies in accordance with applicable regulations, at least one (but not all) of the positions of which are section 1256 contracts), although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends it must distribute. Section 1256 contracts also are marked-to-market for purposes of the Excise Tax.

Offsetting positions a Portfolio enters into or holds in any actively traded security, option, futures or forward contract may constitute a “straddle” for federal income tax purposes. Straddles are subject to certain rules that may affect the amount, character and timing of recognition of a Portfolio’s gains and losses with respect to positions of the straddle by requiring, among other things, that: (i) loss realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until the latter position is disposed of; (ii) the Portfolio’s holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in gain being treated as short-term rather than long-term capital gain); and (iii) losses recognized with respect to certain straddle positions, that otherwise would constitute short-term capital losses, be treated as long-term capital losses. Applicable regulations also provide certain “wash sale” rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles. Different elections are available to each Portfolio, which may mitigate the effects of the straddle rules, particularly with respect to a mixed straddle.

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If a call option written (sold) by a Portfolio lapses (i.e., terminates without being exercised), the amount of the premium it received for the option will be short-term capital gain. If a Portfolio enters into a closing purchase transaction with respect to a written call option, it will have a short-term capital gain or loss based on the difference between the premium it received for the option it wrote and the premium it pays for the option it buys. If a written call option is exercised and a Portfolio thus sells the securities or futures contract subject to the option, the premium it received will be added to the exercise price to determine its gain or loss on the sale. If a call option purchased by a Portfolio lapses, it will realize short-term or long-term capital loss, depending on its holding period for the security or futures contract subject thereto. If a Portfolio exercises a purchased call option, the premium it paid for the option will be added to the basis in the subject securities or futures contract.

If a Portfolio has an “appreciated financial position” — generally, an interest (including an interest through an option, futures or forward contract or short sale) with respect to any stock, debt instrument (other than “straight debt”), or partnership interest the fair market value of which exceeds its adjusted basis — and enters into a “constructive sale” of the position, the Portfolio will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward contract a Portfolio or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any Portfolio transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within thirty days after the end of that year and the Portfolio holds the appreciated financial position unhedged for sixty days after that closing (i.e., at no time during that sixty-day period is the Portfolio’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

Passive Foreign Investment Companies

Permanent Portfolio may invest in the stock of “passive foreign investment companies” (“PFICs”). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (i) at least 75% of its gross income for the taxable year is passive; or (ii) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Portfolio will be subject to federal income tax on a portion of any “excess distribution” it receives on the stock of a PFIC or of any gain on its disposition of that stock (collectively, “PFIC income”), plus interest thereon, even if the Portfolio distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in the Portfolio’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. Portfolio distributions thereof will not be eligible for the maximum federal income tax rate on “qualified dividend income” described in the Prospectus.

If the Portfolio invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then in lieu of the foregoing tax and interest obligation, the Portfolio would be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain — which the Portfolio likely would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax — even if the QEF did not distribute those earnings and gain to the Portfolio. In most instances, it will be very difficult, if not impossible, to make this election because some of the information required to make this election may not be easily obtainable.

The Portfolio may elect to “mark-to-market” any stock in a PFIC it owns at the end of its taxable year. “Marking-to-market,” in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of the stock over the Portfolio’s adjusted basis therein as of the end of that year. Pursuant to the election, the Portfolio also may deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market

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value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Portfolio included in income for prior taxable years under the election. The Portfolio’s adjusted basis in each PFIC’s stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

Investors should be aware that the Portfolio may not be able to ascertain whether a foreign corporation is a PFIC when it acquires the corporation’s shares and that a foreign corporation may become a PFIC after the Portfolio acquires shares therein. While the Portfolio generally will seek to avoid investing in PFIC shares to avoid the tax consequences detailed above, there are no guarantees that it will be able to do so, and it reserves the right to make such investments as a matter of its investment policy.

Foreign Securities and Currencies

Permanent Portfolio, Versatile Bond Portfolio and Aggressive Growth Portfolio may invest in foreign securities and/or foreign currencies. Under Code section 988, gains or losses: (i) from the disposition of foreign currencies, including forward contracts; (ii) except in certain circumstances, from options, futures and forward contracts on foreign currencies (and on financial instruments involving foreign currencies) and from notional principal contracts (e.g., swaps, caps, floors and collars) involving payments denominated in foreign currencies; (iii) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security; and (iv) that are attributable to exchange rate fluctuations between the time the Portfolio accrues interest, dividends or other receivables, expenses or other liabilities, denominated in a foreign currency and the time it actually collects the receivables or pays the liabilities generally, will be treated as ordinary income or loss. These gains or losses will increase or decrease the amount of a Portfolio’s investment company taxable income to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain. If the Portfolio’s section 988 losses exceed other investment company taxable income during a taxable year, it would not be able to distribute any dividends. Although Permanent Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Portfolio will do so from time to time, incurring the costs of currency conversion.

Dividends and interest a Portfolio receives, and gains it realizes, on foreign securities may be subject to income, withholding or other taxes foreign countries and U.S. possessions impose that would reduce the yield and/or total return on its investments, although the Investment Adviser anticipates that the amount of any such tax will not be significant. Furthermore, tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. Permanent Portfolio and Versatile Bond Portfolio do not expect to be able to pass through any foreign tax credits or deductions to their U.S. shareholders.

Original Issue Discount Securities

Certain debt securities acquired by Permanent Portfolio and Versatile Bond Portfolio may be treated as debt securities that were originally issued at a discount. Very generally, original issue discount is defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income on account of such discount is actually received by a Portfolio, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the Distribution Requirement applicable to RICs. Some debt securities may be purchased by a Portfolio at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes, as discussed below.

If a Portfolio purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase price is “market discount.” If the

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amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by the Portfolio in each taxable year in which the Portfolio owns an interest in such debt security and receives a principal payment on it. In particular, the Portfolio will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of: (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account); or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by the Portfolio at a constant rate over the time remaining to the debt security’s maturity or, at the election of the Portfolio, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the accrued market discount.

PORTFOLIO TRANSACTIONS

Brokerage

The Trust’s portfolio transactions are placed by the Investment Adviser. The objective of the Investment Adviser in effecting portfolio transactions is to obtain the best net price considering all relevant circumstances. Some of the Investment Adviser’s purchases and sales of investments will be made directly with dealers and market-makers, usually without brokerage commissions, however, dealer mark-ups and mark-downs may be incurred. In other cases, the Investment Adviser will use a broker-dealer and will pay commissions. In many foreign countries, commission rates are fixed by governmental or exchange regulation or by industry agreement, and may be higher or lower than those charged on comparable transactions in the United States.

The Investment Adviser does not request research, statistical, securities pricing or other related services from any broker-dealer beyond what the broker-dealer provides to its customers generally, nor will the Investment Adviser pay any broker additional commissions on portfolio transactions as an inducement to sell Portfolio shares. Nevertheless, the Investment Adviser may, in circumstances in which two or more broker-dealers are in a position to offer comparable prices and execution, give preference to those which have provided research, statistical and related services to the Investment Adviser for the benefit of the Portfolios. The Investment Adviser believes that while research and related services may be useful in varying degrees, they are of indeterminable value and may or may not reduce the expenses of the Investment Adviser.

The Board of Trustees does not have an obligation to obtain the lowest available commission rate with respect to portfolio transactions to the exclusion of price, service and qualitative considerations. The Investment Adviser is authorized to negotiate payment only for brokerage services rendered and not for research, statistical or other services. The Board of Trustees does not authorize the payment of commissions to brokers in recognition of their having provided such services, in excess of commissions other qualified brokers would have charged for handling comparable transactions.

There currently is no agreement or commitment to place orders with any dealer, market-maker or broker- dealer. Please see the following table for information on commissions paid by the Trust’s Portfolios.

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Portfolio Commissions and Turnover

The Trust’s Portfolios paid the following commissions and had the following portfolio turnover rates during the last three fiscal years:

Fiscal Year Ended January 31
	2018	2017	2016
Total Commissions Paid

Permanent Portfolio	$109,635	$108,450	$238,051

Short-Term Treasury Portfolio	—	—	—

Versatile Bond Portfolio	$863	$525	$728

Aggressive Growth Portfolio	$3,775	$3,537	$10,360

Portfolio Turnover Rate

Permanent Portfolio	9.03%	19.08%	5.92%

Short-Term Treasury Portfolio	24.81%	—	N/A

Versatile Bond Portfolio	29.87%	26.35%	15.63%

Aggressive Growth Portfolio	3.65%	5.52%	7.22%

Proxy Voting Policies

The Trust and the Investment Adviser have adopted proxy voting policies and procedures to use in determining how to vote proxies relating to Portfolio securities. Such policies and procedures include procedures used when a vote presents a conflict between the interests of the Trust’s shareholders and the Investment Adviser. Attached to this SAI as Appendix A and Appendix B, respectively, are the Trust’s and the Investment Adviser’s proxy voting policies and procedures.

Information regarding how each of the Trust’s Portfolios voted its proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge and upon request, by writing or calling the Trust’s Shareholder Services Office, toll free at (800) 531-5142, and on the SEC’s website at http://www.sec.gov. Information regarding how the Portfolios voted proxies relating to portfolio securities during the twelve-month period ended June 30, 2018 will be available no later than August 31, 2018 and will be accessible in the same manner.

PORTFOLIO HOLDINGS DISCLOSURE

The Trust has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding portfolio investments held by the Trust’s Portfolios. The policies and procedures are intended to prevent unauthorized disclosure of portfolio holdings information and have been approved by the Board of Trustees. The policies permit disclosure of non-public portfolio holdings to selected parties only when consistent with the Trust’s legitimate business purposes and when in the best interests of its shareholders, and upon assurances of confidentiality including a duty to use such information only for agreed upon purposes. The Investment Adviser will seek to monitor a recipient’s use of non-public portfolio holdings information provided under any agreements and, when appropriate, use its best efforts to enforce the terms of such agreements. Such parties include the Trust’s service providers (e.g., the Trust’s investment adviser, custodian, transfer agent, fund accountants, independent registered public accountants, pricing services, printer, service providers in connection with proxy voting and trade order management and

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compliance services, and counsel to the Trust and the Independent Trustees), who generally need access to such information in the performance of their contractual duties and responsibilities and are subject to duties of confidentiality, including a duty to not trade on the non-public information, as well as data consolidators (including rating agencies), fund rating/ranking services and other data providers. The Investment Adviser, fund accountants, and portfolio compliance monitoring services have access to the Portfolios’ complete portfolio holdings on a daily basis. The Trust’s custodian receives confirmation of portfolio activity within one business day of a trade. The Trust provides its independent accountants complete year-end portfolio holdings within one business day of the Trust’s year-end. The Trust provides its complete month-end portfolio holdings to Morningstar, Bloomberg and Thomson Reuters (Lipper, Vestek and Thomson Financial) within fifteen days of month-end. The Trust also provides complete quarter-end portfolio holdings to eVestment Alliance within ten days of quarter-end.

The Investment Adviser may, for legitimate business purposes and when in the best interests of a Portfolio’s shareholders, within the scope of its official duties and responsibilities, disclose portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) or “interest lists” to one or more broker-dealers during the course of, or in connection with, normal day-to-day securities transactions with or through such broker- dealers subject to such broker-dealer’s duty of confidentiality and duty not to trade on the information.

The Trust’s policies and procedures provide a process for approving the addition of a new service provider or rating, ranking and research organization as an authorized recipient of the Portfolios’ non-public portfolio holdings. The Trust’s President may determine to add a recipient under the policy only if he first determines that the standards under the Trust’s policy have been met prior to such disclosure. The Trust’s President will report to the Board of Trustees quarterly regarding any other approved recipient of non-public portfolio holdings information under its policies.

If the disclosure of non-public portfolio holdings presents a conflict of interest between a Portfolio’s shareholders and the Trust’s service providers, which the Trust does not anticipate, the Trust will act in the best interests of the Portfolio’s shareholders.

The Trust generally discloses in a Fact Sheet each Portfolio’s largest positions on a quarterly basis within approximately twenty days after the end of each calendar quarter on its website at http://www.permanentportfoliofunds.com.

Disclosure of each Portfolio’s complete portfolio holdings is required to be made within sixty days of the end of each fiscal quarter: (i) in the Annual Report and Semi-Annual Report to shareholders; and (ii) in the quarterly holdings reports filed on Form N-Q. These reports are available, free of charge, on the SEC’s Electronic Data Gathering and Retrieval (“EDGAR”) database on its website at http://www.sec.gov.

In no event does the Trust or the Investment Adviser receive any direct or indirect compensation or other consideration from any third party in connection with the disclosure of information concerning the Portfolios’ portfolio holdings. The Trust’s Chief Compliance Officer will report any material violations of these policies to the Board of Trustees at its next regularly scheduled meeting.

CAPITALIZATION, VOTING RIGHTS AND OTHER MATTERS

Under the Trust’s Declaration of Trust, dated September 21, 2015, the Trustees have the authority to create and classify shares of beneficial interest in separate series and classes without further action by shareholders. Each series and class thereof may issue an unlimited number of shares of beneficial interest, with no par value. The Portfolios do not issue share certificates. Shares are electronically recorded. Shares of each series represent equal proportionate interests in the assets of that series only and have identical voting, dividend, redemption, liquidation, and other rights of shares in the same

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series except that expenses allocated to a class may be borne solely by such class as determined by the Trustees and a class may have exclusive voting rights with respect to matters affecting only that class. Shares entitle their holders to one vote per share (and fractional votes for fractional shares), are freely transferable and, except as specifically provided by the Trustees, have no preference, preemptive, appraisal, exchange, subscription or conversion rights. All shares issued are fully paid and non-assessable. In the event of a liquidation or termination of a series, each shareholder is entitled to receive his pro rata share of the net assets of that series. The Trust’s Declaration of Trust may be amended at any time by a majority of the Trustees.

It is not anticipated that the Trust will hold shareholders’ meetings unless required by law or the Declaration of Trust or By-laws. The Board will call special meetings of shareholders of the Trust, a series or class thereof only if required under the 1940 Act, in their discretion, or upon the written request of holders of 25% or more of the outstanding shares of the Trust or of the relevant series or class, entitled to vote at such meeting.

The Trust can require the redemption of shares of any series for any reason under terms set by the Board of Trustees, including the failure of a shareholder to supply a taxpayer identification number or other identifying information if required to do so, to maintain the minimum investment required, or to make payment when due for the purchase of shares, or if the share activity of the account is deemed by the trustees to adversely affect the management of any series. The Declaration of Trust also provides that the Board of Trustees may, without shareholder approval unless required by the 1940 Act, cause the Trust or any series or class to dissolve, convert, merge, consolidate, reorganize, sell all or any part of its assets, provided that the surviving or resulting entity is an open-end management investment company under the 1940 Act, or a series thereof. The Trust or any series or class may be terminated at any time by the Trustees by written notice to the shareholders.

CUSTODIAN AND TRANSFER AGENT

Custodian

The Trust’s custodian is State Street Bank and Trust Company, P.O. Box 1713, Boston, Massachusetts 02105 (“Custodian”). HSBC Bank, USA, N.A. currently serves as the Custodian’s sub-custodian with respect to most of the gold and silver assets owned by Permanent Portfolio.

The Custodian receives and deposits cash, holds all securities and other evidences of investments of the Portfolios (other than gold and silver assets), receives and delivers securities and other investments bought or sold by the Portfolios, and receives and collects income from the Portfolio’s investments. From time to time, but only upon direction of the Investment Adviser, some of the Trust’s assets may be held in the London, Zurich or other offices of the Custodian’s sub-custodians or foreign custodians which are qualified to act as such under the 1940 Act, in accordance with Rule 17f-5 thereunder.

The custodial agreement between the Trust and the Custodian requires the Custodian to hold each Portfolio’s assets in strict segregation; the custodial agreement prohibits commingling of any Portfolio assets with assets owned by the Custodian, and it requires the Custodian to receive and maintain each Portfolio’s assets in a form and condition that would make them readily identifiable as customer property in an audit or in the event that the Trust appoints a successor custodian. The custodial agreement also provides that the Custodian shall be indemnified by and be without liability to the Portfolios or Trust for any action taken or omitted by it in good faith without negligence.

In executing portfolio transactions, the Custodian acts as an agent for the Trust, but has no part in the management or investment decisions of the Portfolios or in the Trust’s general administration. The Custodian does not provide trusteeship protection or protection for investors against possible depreciation of assets.

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The Investment Adviser pays all customary fees and charges of the Custodian incurred by the Trust (see “Management — Investment Adviser and Portfolio Manager” in the Prospectus).

Transfer Agent

The Trust’s transfer and dividend disbursing-agent is U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201, telephone number (800) 341-8900.

The Transfer Agent maintains the records of each direct shareholder of the Portfolios, including shareholder accounts, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Trust’s shares, acts as dividend and disbursing agent, and performs other related shareholder service functions. See “Additional Purchase, Sale (Redemption) and Account Information — In-Kind Redemptions.”

The Investment Adviser pays all customary fees and charges of the Transfer Agent incurred by the Trust (see “Management — Investment Adviser and Portfolio Manager” in the Prospectus).

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Trust’s independent registered public accounting firm is Tait, Weller & Baker LLP, 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103 (“Tait Weller”).

The Investment Adviser pays all customary fees and charges of Tait Weller incurred by the Trust (see “Management —  Investment Adviser and Portfolio Manager” in the Prospectus).

LEGAL COUNSEL

K&L Gates LLP, 1601 K Street, N.W., Washington, D.C. 20006, serves as legal counsel to the Trust.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of April 30, 2018, the following persons are known by the Trust to own beneficially or to hold of record 5% or more of the outstanding shares of any of the Trust’s Portfolios as of that date:

Shareholder Name and Address[1]	Percent of Shares

Permanent Portfolio

National Financial Services, LLC Jersey City, New Jersey	31.01%

Charles Schwab & Company, Inc. San Francisco, California	14.17%

Merrill Lynch, Pierce, Fenner & Smith, Inc. Jacksonville, Florida	11.52%

TD Ameritrade, Inc. Omaha, Nebraska	6.14%

Short-Term Treasury Portfolio

Laura Fox Queensland, Australia	7.84%

National Financial Services, LLC Jersey City, New Jersey	7.21%

US Bank, N.A. Milwaukee, Wisconsin	6.30%

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Shareholder Name and Address[1]	Percent of Shares

Versatile Bond Portfolio

National Financial Services, LLC Jersey City, New Jersey	23.30%

Charles Schwab & Company, Inc. San Francisco, California	20.27%

Pacific Heights Asset Management, LLC San Francisco, California	8.49%

TD Ameritrade, Inc. Omaha, Nebraska	6.32%

US Bank, N.A. Milwaukee, Wisconsin	5.79%

Aggressive Growth Portfolio

Charles Schwab & Company, Inc. San Francisco, California	12.03%

National Financial Services, LLC Jersey City, New Jersey	8.84%

Wells Fargo Clearing Services, LLC St. Louis, Missouri	5.17%

1 Address for each holder is c/o 600 Montgomery Street, Suite 4100, San Francisco, CA 94111.

REGISTRATION STATEMENT

This SAI and the Prospectus do not contain all the information included in the Trust’s Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectus. The Registration Statement, including the exhibits filed therewith, may be examined at the SEC’s offices in Washington, D.C. The SEC maintains a website (http://www.sec.gov) that contains this SAI, material incorporated by reference and other information regarding the Trust and the Portfolios.

Statements contained in this SAI and in the Prospectus as to the contents of any contract or other document referred to are not necessarily complete. In each instance where reference is made to a contract or other document a copy of which is filed as an exhibit to the Registration Statement, each such statement is qualified in all respects by such reference.

FINANCIAL STATEMENTS

The financial statements of the Trust for the fiscal year ended January 31, 2018 are incorporated herein by reference and have been audited by Tait Weller, as set forth in their report thereon included therein, and are incorporated by reference in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

The Trust will furnish a copy of its Annual Report to Shareholders for the fiscal year ended January 31, 2018 and any more recent Semi-Annual Report, without charge and upon request, by writing or calling the Trust’s Shareholder Services Office.

Permanent Portfolio®, The Permanent Portfolio Family of Funds®, A Fund for All Seasons® and The Permanent Portfolio Family of Funds logo are registered trademarks of Pacific Heights Asset Management, LLC. Copyright © 2018 Permanent Portfolio Family of Funds. All rights reserved.

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APPENDIX A

PERMANENT PORTFOLIO FAMILY OF FUNDS PROXY VOTING POLICIES AND PROCEDURES SEPTEMBER 21, 2015

Permanent Portfolio Family of Funds (“Trust”) has adopted the following policies and procedures to determine how to vote proxies relating to portfolio securities held by each series of the Trust (each, a “Portfolio”).

(I)	Delegation. The Board of Trustees of the Trust (“Board of Trustees,” or “Board”) has delegated to Pacific Heights Asset Management, LLC, the Trust’s investment adviser (“Pacific Heights”), the responsibility for voting proxies relating to portfolio securities held by a Portfolio as a part of the investment advisory services provided by Pacific Heights to the Trust. All such proxy voting responsibilities shall be subject to the Board’s continuing oversight. Notwithstanding this delegation of responsibilities for voting proxies, the Trust may revoke such delegation, in whole or in part, at any time.

(II)	Fiduciary Duty. Pacific Heights is a fiduciary to each of the Portfolios and shall vote proxies in a manner consistent with the best interests of each such Portfolio and its shareholders. Every reasonable effort shall be made by Pacific Heights to vote the Trust’s proxies. However, Pacific Heights shall not be required to vote a proxy if it is not practicable to do so, or if it determines that the potential costs involved with voting a proxy outweighs the potential benefits to a Portfolio or its shareholders.

(III)	Proxy Voting Services. Pacific Heights may engage an independent proxy voting service to assist it in the voting of the Trust’s proxies. Such a service would be responsible for coordinating with the Trust’s custodian to ensure that all applicable proxy solicitation materials received by the custodian are processed in a timely fashion.

(IV)	Conflicts of Interest. The proxy voting guidelines of Pacific Heights shall address the procedures it would follow with respect to conflicts of interest.

(V)	Annual Filing. The Trust shall file an annual report of each proxy voted with respect to portfolio securities of the Portfolios during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year.

(VI)	Reports. Pacific Heights shall report annually to the Board of Trustees with respect to the filing of Form N-PX with the Securities and Exchange Commission.

(VII)	Role of the Board of Trustees. The Board of Trustees shall oversee Pacific Heights’ proxy voting processes and periodically review the Trust’s and Pacific Heights’ proxy voting policies and procedures. Pacific Heights shall notify the Board promptly of any material changes to Pacific Heights’ proxy voting policies and procedures.

A-1

APPENDIX B

PACIFIC HEIGHTS ASSET MANAGEMENT, LLC PROXY VOTING POLICIES AND PROCEDURES MAY 1, 2003, AS AMENDED SEPTEMBER 26, 2007, SEPTEMBER 4, 2014 AND SEPTEMBER 21, 2015

Pacific Heights Asset Management, LLC (“Pacific Heights”) has adopted the following policies and procedures (“Guidelines”), pursuant to which Pacific Heights, in the absence of special circumstances, generally shall vote proxies relating to portfolio securities held by each series of Permanent Portfolio Family of Funds (“Trust”). These Guidelines are reasonably designed to ensure that such proxies shall be voted in the best interest of the shareholders in each series of the Trust (each, a “Portfolio”), in accordance with Pacific Heights’ fiduciary duties and applicable regulations.

I.	Duty to Vote Proxies

Proxies are an asset of the Portfolios and, as such, shall be treated by Pacific Heights with the same care, diligence and loyalty as any asset belonging to the Trust’s Portfolios. Pacific Heights views seriously its responsibility to exercise voting authority over securities that are owned by the Portfolios. The following Guidelines shall be observed with respect to proxies. These Guidelines also address special provisions for conflicts of interests that may arise in connection with voting proxies.

A.	The Board of Trustees of the Trust (“Board of Trustees” or “Board”) has delegated the power to vote its proxies to Pacific Heights. Every reasonable effort shall be made by Pacific Heights to vote the Portfolios’ proxies. However, voting proxies for shares of certain non-U.S. companies may involve significantly greater effort and cost than for shares of U.S. companies. There may be situations where Pacific Heights may not, or cannot, vote a proxy. For example, Pacific Heights may receive proxy solicitation materials too late to be acted upon, or the cost of voting may outweigh the benefit of voting. In such instances, Pacific Heights shall not be required to vote such proxies if it is not practicable to do so, or if it determines that the potential costs involved with voting a proxy outweigh the potential benefits to a Portfolio or its shareholders by voting such a proxy.

B.	Pacific Heights is a fiduciary to each of the Trust’s Portfolios and shall vote proxies in a manner consistent with the best interests of each such Portfolio and its shareholders. As such, it is the policy of Pacific Heights to review each proxy statement on an individual basis and to vote exclusively in the best interests of such a Portfolio and its shareholders.

C.	In each instance in which a proxy is not voted for any reason (such as the late receipt of the proxy, incorrect instructions as to how to vote the proxy, or for some other reason), a written explanation shall be prepared stating the reasons why that proxy was not voted. Pacific Heights shall make its proxy voting history and these Guidelines available to the Trust upon request.

D.	Pacific Heights may engage an independent proxy voting service to assist it in the voting of the Trust’s proxies. Such a service would be responsible for coordinating with the Trust’s custodian to ensure that all applicable proxy solicitation materials received by the custodian are processed in a timely fashion.

II.	Guidelines for Voting Proxies

Pacific Heights generally will vote the Portfolios’ proxies so as to promote the long-term economic value of the underlying securities, and generally will follow the Guidelines provided below. Each proxy proposal shall be considered on its own merits, and an independent determination shall be made whether to support or oppose management’s position. Pacific Heights believes that the recommendation of management should be given substantial weight, but Pacific Heights shall not support management proposals that may be detrimental to the underlying value of the Portfolio’s investment positions.

Pacific Heights shall be responsible for administering, executing and overseeing the Trust’s proxy voting process. On occasion, Pacific Heights may vote a proxy in a manner other than suggested by the Guidelines; however, such departures from the Guidelines are expected to be rare, and Pacific Heights shall maintain a record supporting such votes. At least annually, Pacific Heights shall provide a report to the Board reflecting any votes that were not cast or cast on behalf of the Portfolio contrary to these Guidelines.

A.	Specific Policies

1.	Routine Matters

a.	Election of Directors. In general, Pacific Heights shall vote in favor of an issuer’s management’s director nominees if they are running unopposed. Pacific Heights believes that an issuer’s management is in the best position to evaluate the qualifications of its directors and the needs of its particular board of directors. Nevertheless, Pacific Heights shall vote against, or withhold its vote for, any director nominee who it feels is not qualified. When an issuer’s management’s director nominees are opposed in a proxy contest, Pacific Heights shall evaluate which director nominee’s publicly announced management policies and goals are most likely to maximize shareholder value, as well as evaluate the past performance of the incumbent director nominees, and vote in accordance with its evaluation.

b.	Ratification of Selection of Auditors. In general, Pacific Heights shall rely on the judgment of management in selecting an issuer’s independent auditors. Nevertheless, Pacific Heights shall examine the recommendation of the issuer’s management in appropriate cases (e.g., where there has been a change in independent auditors based upon a disagreement on accounting matters), and vote in accordance with its examination.

c.	Stock Option and Other Equity Based Compensation Plan Proposals. In general, Pacific Heights shall approve an issuer’s management’s recommendations with respect to the adoption or amendment of stock option plans and other similar equity-based compensation plans; provided, however, that the total number of shares or other units of participation reserved under all of such an issuer’s compensation plans is reasonable and not excessively dilutive.

2.	Acquisitions, Asset Sales, Business Combinations, Mergers, Reincorporations, Reorganizations and Other Transactions

Because voting on transactions such as acquisitions, asset sales, business combinations, mergers, reincorporations and other reorganizations involves considerations unique to each transaction, Pacific Heights does not have a general policy with regard to voting on such transactions, but shall vote in such instances on a case-by-case basis for each transaction.

3.	Changes in Capital Structure

Pacific Heights shall evaluate proposed capital change actions on a case-by-case basis and will generally defer to an issuer’s management’s business analysis in support of such actions. In cases where proposed capital change actions support proxy defenses or act to reduce or limit shareholder rights, particular consideration shall be given by Pacific Heights to all the effects of such an action, and Pacific Heights shall vote in a manner consistent with the objective of maximizing long-term shareholder value.

4.	Anti-Takeover Proposals

In general, Pacific Heights shall vote against any proposal, whether recommended by an issuer’s management or otherwise, which it believes would materially contribute to preventing a potential acquisition or takeover, thereby potentially preventing a Portfolio from maximizing long-term shareholder value, including proposals to:

•	stagger the board of directors;

•	introduce cumulative voting;

•	introduce unequal voting rights;

•	create supermajority voting; and

•	establish preemptive rights.

In general, Pacific Heights shall vote in favor of any proposals, whether recommended by an issuer’s management or otherwise, to reverse an issuer’s policy or policies as listed above.

5.	Shareholder Proposals Involving Social, Moral or Ethical Matters

In general, Pacific Heights shall vote in accordance with an issuer’s management’s recommendation on issues primarily involving social, moral or ethical matters, except for certain instances where Pacific Heights believes such a proposal has substantial economic implications or the potential to maximize long-term value for a Portfolio’s shareholders, in which case, it shall vote according to its judgment.

B.	Voting Process

Generally, proxies are received, electronically or otherwise, and after consideration of the proposal shall be promptly voted on by Pacific Heights. With respect to each matter on which a Portfolio is entitled to vote, voted upon, Pacific Heights shall record the following information for and on behalf of the applicable Portfolios:

•	the name of the issuer of the portfolio security;

•	the exchange ticker symbol of the portfolio security;

•	the Council on Uniform Securities Identification Procedures (“CUSIP”) number for the portfolio security;

•	the shareholder meeting date;

•	a brief identification of the matter voted on;

•	whether the matter was proposed by the issuer or by a security holder;

•	whether the Portfolio cast its vote on the matter;

•	how the Portfolio cast its vote (e.g., for or against the proposal, or abstaining; for or withholding regarding the election of directors); and

•	whether the Portfolio cast its vote for or against the issuer’s management.

After such votes are cast, Pacific Heights shall perform a review to ensure that all proxies received, and for which a voting obligation exists, have been properly voted.

III.	Conflicts of Interest

Each proxy shall be reviewed by Pacific Heights to assess the extent to which there may be a material conflict of interest between Pacific Heights and the Trust or any of its Portfolios. In addition, Pacific

Heights shall assess to what extent, if any, there may be a material conflict of interest between Portfolio shareholders’ interests and the interests of Pacific Heights. For example, a conflict may exist if an issuer’s proposal may harm the Trust or one of its Portfolios financially while enhancing the financial or business prospects of Pacific Heights, or conversely, if an issuer’s proposal may harm the financial or business prospects of Pacific Heights while enhancing the Trust or one of its Portfolios financially.

If Pacific Heights determines that a material conflict of interest exists, it shall promptly notify the Board of Trustees of the conflict of interest and seek guidance from the Board on voting such a proxy.

IV.	Recordkeeping and Reporting

Pacific Heights shall provide information to the Board of Trustees consistent with the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (“Advisers Act’). Pacific Heights shall maintain records of proxies voted pursuant to Section 204(2) of the Advisers Act and Rule 204-2(c) thereunder. Pacific Heights shall maintain and make available for review upon reasonable request to the Trust, its Portfolios and its shareholders, a copy of its Guidelines, proxy statements received regarding the Portfolios’ securities, (such proxy statements received from issuers are either in the SEC’s EDGAR database or are kept by Pacific Heights and are available upon request), a record of each vote cast, a copy of any document created by Pacific Heights that was material to making a decision on how to vote a proxy or that memorializes the basis for such a decision, each written Trust request for proxy voting records and Pacific Heights’ response to any Trust request (whether written or oral) for such records. In addition, Pacific Heights shall maintain appropriate proxy voting records for the Trust in compliance with applicable regulations under the Investment Company Act of 1940, as amended.

Applicable proxy voting books and records shall be maintained by Pacific Heights for five (5) years, the first two (2) years in an easily accessible place.

V.	Periodic Assessment of the Policy

No less frequently than annually, Pacific Heights shall review these Guidelines to ensure that they are consistent with regulatory guidance and other developments.

APPENDIX C

LONG-TERM AND SHORT-TERM DEBT SECURITIES RATING DESCRIPTIONS

Standard & Poor’s (“S&P”) Corporate Long-Term Issue Credit Ratings:

The following descriptions have been published by Standard & Poor’s Financial Service LLC.

AAA — An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA — An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A — An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB — An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C — Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB — An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B — An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC — An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC — An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C — An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D — An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days, in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR — This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

*The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Moody’s Investors Service, Inc.’s (“Moody’s”) Global Long-Term Ratings Scale:

The following descriptions have been published by Moody’s Investors Service, Inc.

Aaa — Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa — Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A — Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa — Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk, and as such may possess certain speculative characteristics.

Ba — Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B — Obligations rated B are considered speculative and are subject to high credit risk.

Caa — Obligations rated Caa are judged to be speculative, of poor standing and are subject to very high credit risk.

Ca — Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C — Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

* By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Fitch Ratings’ (“Fitch”) Corporate Finance Obligations — Long-Term Ratings:

The following descriptions have been published by Fitch, Inc. and Fitch Ratings Ltd. and its subsidiaries.

AAA — Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA — Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A — High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB — Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB — Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B — Highly speculative. ‘B’ ratings indicate that material credit risk is present. For performing obligations, default risk is commensurate with an Issuer Default Risk (“IDR”) in the ranges ‘BB’ to ‘C’. For issuers with an IDR below ‘B’, the overall credit risk of this obligation is moderated by the expected level of recoveries should a default occur. For issuers with an IDR above ‘B’, the overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have extremely high recovery rates consistent with a Recovery Rating of ‘RR1’.

CCC — Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present.

CC — Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk.

C — Exceptionally high levels of credit risk. ‘C’ indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned ‘D’ ratings, but are instead rated in the ‘B’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ obligation rating category, or to corporate finance obligation ratings in the categories below ‘CCC’.

The subscript ‘emr’ is appended to a rating to denote embedded market risk which is beyond the scope of the rating. The designation is intended to make clear that the rating solely addresses the counterparty risk of the issuing bank. It is not meant to indicate any limitation in the analysis of the counterparty risk, which in all other respects follows published Fitch criteria for analyzing the issuing financial institution. Fitch does not rate these instruments where the principal is to any degree subject to market risk.

S&P’s Short-Term Issue Credit Ratings:

The following descriptions have been published by Standard & Poor’s Financial Service LLC.

A-1 — A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 — A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 — A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B — A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C — A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D — A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non- hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1+’ or ‘A-1+/A-1’). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, ‘SP-1+/A-1+’).

Moody’s Global Short-Term Ratings Scale:

The following descriptions have been published by Moody’s Investors Service, Inc.

P-1 — Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 — Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 — Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short- term obligations.

NP — Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch’s Short-Term Ratings Assigned to Issuers or Obligations in Corporate, Public and Structured Finance:

The following descriptions have been published by Fitch Inc. and Fitch Ratings Ltd. and its subsidiaries.

F1 — Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 — Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 — Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B — Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C — High short-term default risk. Default is a real possibility.

RD — Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D — Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

PART C

OTHER INFORMATION

Item 28. Exhibits

(a)(1)	Certificate of Trust of Permanent Portfolio Family of Funds (“Registrant”), dated September 15, 2015. (3)

(a)(2)	Agreement and Declaration of Trust of Registrant, dated September 21, 2015. (3)

(a)(3)	Amendment No. 1 to Agreement and Declaration of Trust, dated May 25, 2016. (2)

(b)	By-laws of Registrant, dated September 21, 2015. (3)

(c)	Shareholder rights are described in Articles III, VI, VII, IX, X and XI of Registrant’s Declaration of Trust and, Articles III, VII and IX of Registrant’s By-laws.

(d)(1)	Investment Advisory Contract by and between Registrant and Pacific Heights Asset Management, LLC (“Pacific Heights” or “Adviser”), dated January 21, 2016. (2)

(d)(2)	Advisory Fee Waiver and Expense Assumption Agreement by and between Registrant and Pacific Heights, dated December 8, 2017, filed herewith.

(e)	Distribution Agreement by and among Registrant, Pacific Heights and Quasar Distributors, LLC (“Quasar”), dated September 23, 2016. (1)

(f)	None.

(g)(1)	Custodian Contract by and between Permanent Portfolio Family of Funds, Inc. (“Predecessor Registrant”) and State Street Bank and Trust Company (“State Street”), dated August 18, 1987. (4)

(g)(2)	Amendment to Custodian Contract by and between Predecessor Registrant and State Street, dated December 30, 1994. (5)

(g)(3)	Amendment to Custodian Contract by and between Predecessor Registrant and State Street, dated December 13, 1995. (4)

(g)(4)	Assignment and Assumption Agreement by and among Registrant, Predecessor Registrant and State Street, dated May 27, 2016. (2)

(h)(1)	Transfer Agent Servicing Agreement by and among Registrant, Pacific Heights and U.S. Bancorp Fund Services, LLC (“USBFS”), dated September 23, 2016. (1)

(h)(2)	Sub-Administration Servicing Agreement by and among Registrant, Pacific Heights and USBFS, dated September 23, 2016. (1)

(i)	Opinion and Consent of K&L Gates LLP, filed herewith.

(j)	Consent of Tait, Weller & Baker, LLP, Independent Registered Public Accounting Firm, filed herewith.

(k)	None.

(l)	None.

(m)	Plan of Distribution for the Registrant, dated September 21, 2015. (2)

(n)	Plan Pursuant to Rule18f-3 for the Registrant, dated May 25, 2016. (2)

(o)	Reserved.

(p)(1)	Code of Ethics of Registrant and Pacific Heights, dated June 9, 2016. (1)

(p)(2)	Code of Ethics of Quasar Distributors, LLC, dated January 11, 2018, filed herewith.

(1)

Filed as Exhibit (e), (h) and (p) to Post-Effective Amendment No. 54 to the Registrant’s Registration Statement on Form N-1A, filed with the Commission on May 31, 2017, and incorporated herein by this reference.

(2)

Filed as Exhibit (a), (d), (g), (m) and (n) to Post-Effective Amendment No. 52 to the Registrant’s Registration Statement on Form N-1A, filed with the Commission on May 31, 2016, and incorporated herein by this reference.

(3)

Filed as Exhibit (a) and (b) to Post-Effective Amendment No. 51 to the Predecessor Registrant’s Registration Statement on Form N-1A, filed with the Commission on March 30, 2016, and incorporated herein by this reference.

(4)

Filed as Exhibit (g) to Post-Effective Amendment No. 30 to the Predecessor Registrant’s Registration Statement on Form N-1A, filed with the Commission on May 26, 2004, and incorporated herein by this reference.

(5)

Filed as Exhibit (g) to Post-Effective Amendment No. 19 to the Predecessor Registrant’s Registration Statement on Form N-1A, filed with the Commission on May 31, 1995, and incorporated herein by this reference.

Item 29. Persons Controlled by or Under Common Control with the Registrant.

None.

Item 30. Indemnification.

Reference is made to Part One, Paragraph (9) and Part Four, Paragraph (8) of the Investment Advisory Contract, dated January 21, 2016, which states:

(9) It is understood and agreed that in furnishing the [Registrant] with investment management and other services as provided herein, neither the Adviser nor any member, manager, employee or agent thereof shall be held liable to the [Registrant] or its creditors, any Portfolio, or shareholders for errors of judgment, mistakes of law or any acts or omissions by it, except those involving willful misfeasance, bad faith, gross negligence or reckless disregard of the Adviser’s obligations and duties under the terms of this Contract. It is further understood and agreed that the Adviser shall not be accountable for any loss suffered by a Portfolio arising out of any investment made for the Portfolio by the Adviser, its members, managers, employees or agents, or for any act or omission in the execution of portfolio transactions for the [Registrant], made in accordance with the preceding sentence.

(8) The [Registrant’s] Board of Trustees may adopt such provisions and obtain such insurance as they deem to be in the best interests of the [Registrant] to indemnify and hold harmless the trustees, officers and employees of the [Registrant] and the members, managers and employees of the Adviser against liability for their acts or omissions on behalf of the [Registrant], except those acts or omissions involving willful misfeasance, bad faith, gross negligence or reckless disregard of their obligations or duties to the [Registrant].

Reference is made to Sections 8(A), (C), (D), (F), (G) and (H) of the Distribution Agreement, dated September 23, 2016, which states:

A. The [Registrant] shall indemnify, defend and hold the Distributor and each of its managers, officers, employees, representatives and any person who controls the Distributor within the meaning of Section 15 of the 1933 Act (collectively, the “Distributor Indemnitees”), free and harmless from and against any and all claims, demands, losses, expenses and liabilities of any and every nature (including reasonable attorneys’ fees) (collectively, “Losses”) that the Distributor Indemnitees may sustain or incur or that may be asserted against a Distributor Indemnitee by any person (i) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any Prospectus, or in any annual or interim report to shareholders, or in any advertisements or sales literature prepared by the [Registrant] or its agent, or (ii) arising out of or based upon any omission, or alleged omission, to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) based upon the [Registrant’s] refusal or failure to comply with the terms of this Agreement or from its bad faith, negligence, or willful misconduct in the performance of its duties under this Agreement; provided however that the [Registrant’s] obligation to indemnify the Distributor Indemnitees shall not be deemed to cover any Losses arising out of any untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, Prospectus, annual or interim report, or any advertisement or sales literature in reliance upon and in conformity with written information relating to the Distributor and furnished to the [Registrant] or its counsel by the Distributor for the purpose of, and used in, the preparation thereof. The [Registrant’s] agreement to indemnify the Distributor Indemnitees is expressly conditioned upon the [Registrant] being notified of such action or claim of loss brought against the Distributor Indemnitees within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon the Distributor Indemnitees, unless the failure to give notice does not prejudice the [Registrant]; provided that the failure so to notify the [Registrant] of any such action shall not relieve the [Registrant] from any liability which the [Registrant] may have to the person against whom such action is brought by reason of any such untrue, or alleged untrue, statement or omission, or alleged omission, otherwise than on account of the [Registrant’s] indemnity agreement contained in this Section 8(A).

C. The [Registrant] shall advance reasonable attorneys’ fees and other expenses incurred by any Distributor Indemnitee in defending any claim, demand, action or suit which is the subject of a claim for indemnification pursuant to this Section 8 to the maximum extent permissible under applicable law.

D. The Distributor shall indemnify, defend and hold the [Registrant] and each of its trustees, officers, employees, representatives and any person who controls the [Registrant] within the meaning of Section 15 of the 1933 Act (collectively, the “Trust Indemnitees”), free and harmless from and against any and all Losses that the Trust Indemnitees may sustain or incur or that may be asserted against a Trust

Indemnitee by any person (i) arising out of or based upon any untrue or alleged untrue statement of a material fact contained in the Registration Statement or any Prospectus, or in any annual or interim report to shareholders, or in any Communications with the Public prepared by the Distributor, or (ii) arising out of or based upon any omission, or alleged omission, to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) based upon the Distributor’s refusal or failure to comply with the terms of this Agreement or from its bad faith, negligence, or willful misconduct in the performance of its duties under this Agreement; provided however that with respect to clauses (i) and (ii), above, the Distributor’s obligation to indemnify the Trust Indemnitees shall only be deemed to cover Losses arising out of any untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, Prospectus, annual or interim report, or any Communications with the Public in reliance upon and in conformity with written information relating to the Distributor and furnished to the [Registrant] or its counsel by the Distributor for the purpose of, and used in, the preparation thereof. The Distributor’s agreement to indemnify the Trust Indemnitees is expressly conditioned upon the Distributor being notified of any action or claim of loss brought against the Trust Indemnitees within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon the Trust Indemnitees, unless the failure to give notice does not prejudice the Distributor; provided that the failure so to notify the Distributor of any such action shall not relieve the Distributor from any liability which the Distributor may have to the person against whom such action is brought by reason of any such untrue, or alleged untrue, statement or omission, otherwise than on account of the Distributor’s indemnity agreement contained in this Section 8(D).

F. The Distributor shall advance attorneys’ fees and other expenses incurred by any Trust Indemnitee in defending any claim, demand, action or suit which is the subject of a claim for indemnification pursuant to this Section 8 to the maximum extent permissible under applicable law.

G. No party to this Agreement shall be liable to the other parties for consequential, special or punitive damages under any provision of this Agreement.

H. No person shall be obligated to provide indemnification under this Section 8 if such indemnification would be impermissible under the 1940 Act, the 1933 Act, the 1934 Act or the rules of FINRA; provided however that, in such event, indemnification shall be provided under this Section 8 to the maximum extent so permissible.

Reference is made to Section 8 of the Transfer Agent Servicing Agreement, dated September 23, 2016, which states:

Notwithstanding any other provision of this Agreement, if USBFS has exercised reasonable care in the performance of its duties under this Agreement, the [Registrant] shall indemnify and hold harmless USBFS from and against any and all claims, demands, losses, expenses, and liabilities of any and every nature (including reasonable attorneys’ fees and costs) that USBFS may sustain or incur or that may be asserted against USBFS by any person arising out of any action taken or omitted to be taken by it in performing the services hereunder (i) in accordance with the foregoing standards, or (ii) in reliance upon any written or oral instruction provided to USBFS by any duly authorized officer of the [Registrant], as approved by the Board of Trustees of the [Registrant], except for any and all claims, demands, losses, expenses, and liabilities arising out of or relating to USBFS’s refusal or failure to comply with the terms of this Agreement or from its bad faith, negligence or willful misconduct in the performance of its duties under this Agreement. This indemnity shall be a continuing obligation of the [Registrant], its successors and assigns, notwithstanding the termination of this Agreement. As used in this paragraph, the term “USBFS” shall include USBFS’s directors, officers, employees, representatives and any person who controls USBFS within the meaning of Section 15 of the Securities Act.

USBFS shall indemnify and hold the [Registrant] harmless from and against any and all claims, demands, losses, expenses, and liabilities of any and every nature (including reasonable attorneys’ fees and costs) that the [Registrant] may sustain or incur or that may be asserted against the [Registrant] by any person arising out of any action taken or omitted to be taken by USBFS as a result of USBFS’s refusal or failure to comply with the terms of this Agreement, or from its bad faith, negligence, or willful misconduct in the performance of its duties under this Agreement, or from any allegations that the services provided by USBFS misappropriates, infringes and/or violates the [Registrant’s] use of the USBFS services in accordance with the terms of this Agreement and/or constitutes a misappropriation, infringement and/or violation of any intellectual property right of any party. This indemnity shall be a continuing obligation of USBFS, its successors and assigns, notwithstanding the termination of this Agreement.

As used in this paragraph, the term “[Registrant]” shall include the [Registrant’s] trustees, officers, employees, representatives and any person who controls the [Registrant] within the meaning of Section 15 of the Securities Act.

Neither party to this Agreement shall be liable to the other party for consequential, special or punitive damages under any provision of this Agreement.

Reference is made to Section 5 of the Sub-Administration Servicing Agreement, dated September 23, 2016, which states:

Notwithstanding any other provision of this Agreement, if USBFS has exercised reasonable care in the performance of its duties under this Agreement, the [Registrant] shall indemnify and hold harmless USBFS from and against any and all claims, demands, losses, expenses, and liabilities of any and every nature (including reasonable attorneys’ fees and costs) that USBFS may sustain or incur or that may be asserted against USBFS by any person arising out of any action taken or omitted to be taken by it in performing the services hereunder (i) in accordance with the foregoing standards, or (ii) in reliance upon any written or oral instruction provided to USBFS by any duly authorized officer of the [Registrant], as approved by the Board of Trustees of the [Registrant], except for any and all claims, demands, losses, expenses, and liabilities arising out of or relating to USBFS’ refusal or failure to comply with the terms of this Agreement or from its bad faith, negligence or willful misconduct in the performance of its duties under this Agreement. This indemnity shall be a continuing obligation of the [Registrant], its successors and assigns, notwithstanding the termination of this Agreement. As used in this paragraph, the term “USBFS” shall include USBFS’ directors, officers, employees, representatives and any person who controls USBFS within the meaning of Section 15 of the Securities Act of 1933, as amended (“Securities Act”).

USBFS shall indemnify and hold the [Registrant] harmless from and against any and all claims, demands, losses, expenses, and liabilities of any and every nature (including reasonable attorneys’ fees and costs) that the [Registrant] may sustain or incur or that may be asserted against the [Registrant] by any person arising out of any action taken or omitted to be taken by USBFS as a result of USBFS’ refusal or failure to comply with the terms of this Agreement, or from its bad faith, negligence, or willful misconduct in the performance of its duties under this Agreement, or from any allegations that the services provided by USBFS misappropriates, infringes and/or violates the [Registrant’s] use of the USBFS services in accordance with the terms of this Agreement and/or constitutes a misappropriation, infringement and/or violation of any intellectual property right of any party. This indemnity shall be a continuing obligation of USBFS, its successors and assigns, notwithstanding the termination of this Agreement. As used in this paragraph, the term “[Registrant]” shall include the [Registrant’s] trustees, officers, employees, representatives and any person who controls the [Registrant] within the meaning of Section 15 of the Securities Act.

Neither party to this Agreement shall be liable to the other party for consequential, special or punitive damages under any provision of this Agreement.

Reference is made to Article IX of the Declaration of Trust for the Registrant, dated September 21, 2015, which states:

Section 9.2 Indemnification.

(a) Subject to the exceptions and limitations contained in paragraph (b) below, every person who is or has been a Trustee or an officer or employee of the [Registrant] or is or was serving at the request of the [Registrant] as a trustee, director, officer, employee or agent of another organization in which the [Registrant] has any interest as a shareholder, creditor or otherwise (a “Covered Person”) shall be indemnified by the [Registrant] to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of being or having been a Covered Person and against amounts paid or incurred by him in the settlement thereof. As used herein, the words “claim”, “action”, “suit” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal, investigative or other, including appeals), actual or threatened, and the words “liability” and “expenses” shall include, without limitation, attorney’s fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities whatsoever.

(b) To the extent required under the 1940 Act, but only to such extent, no indemnification shall be provided hereunder to a Covered Person: (i) who shall have been adjudicated by a court or body before which the proceeding was brought to be liable to the [Registrant] or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties expressly set forth herein; or (ii) in the event of a settlement, unless there has been a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office (A) by the court or other body approving the settlement, (B) by at least a majority of those Trustees who are neither interested persons of the [Registrant] nor parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry), or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

(c) To the extent that any determination is required to be made as to whether a Covered Person engaged in conduct for which indemnification is not provided as described herein, or as to whether there is reason to believe that a Covered Person ultimately will be found entitled to indemnification, the person or persons making the determination shall afford the Covered Person a rebuttable presumption that the Covered Person has not engaged in such conduct and that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

(d) To the maximum extent permitted by law, expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 9.2 shall be paid by the [Registrant] from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the [Registrant] if it is ultimately determined that he is not entitled to indemnification under this Section 9.2; provided, however, that any such advancement will be made in accordance with any conditions required by the Commission. The advancement of any expenses pursuant to this paragraph (d) shall under no circumstances be considered a “loan” under the Sarbanes-Oxley Act of 2002 or for any other reason.

(e) Any repeal or modification of this Article IX or adoption or modification of any other provision of this Declaration of Trust inconsistent with this Article IX shall be prospective only to the extent that such repeal or modification would, if applied retrospectively, adversely affect any limitation on the liability of any Covered Person or indemnification or right to advancement of expenses available to any Covered Person with respect to any act or omission that occurred prior to such repeal, modification or adoption.

(f) Notwithstanding any other provision in this Declaration of Trust to the contrary, any liability and/or expense against which any Covered Person is indemnified under this Section 9.2 and any advancement of expenses that any Covered Person is entitled to be paid under paragraph (d) shall be deemed to be joint and several obligations of the [Registrant] and each Series, and the assets of the [Registrant] and each Series shall be subject to the claims of any Covered Person therefor under this Article IX; provided that (i) any such liability, expense or obligation may be allocated and charged by the Trustees between or among the [Registrant] and/or any one or more Series (and Classes) in such manner as the Trustees in their sole discretion deem fair and equitable; and (ii) the Trustees may determine that any such liability, expense, or obligation should not be allocated to one or more Series (and Classes), and such Series or Classes shall not be liable therefor as provided under Section 3.2(a).

(g) The rights of indemnification herein provided may be insured against by policies maintained by the [Registrant], shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, and shall inure to the benefit of the heirs, executors and administrators of a Covered Person.

(h) Nothing contained herein shall affect any rights to indemnification to which any Covered Person or other person may be entitled by contract or otherwise under law or prevent the [Registrant] from entering into any contract to provide indemnification to any Covered Person or other person. Without limiting the foregoing, the [Registrant] may, in connection with any transaction permitted by this Declaration of Trust, including the acquisition of assets subject to liabilities or a merger or consolidation pursuant to Section 10.2 hereof, assume the obligation to indemnify any person, including a Covered Person, or otherwise contract to provide such indemnification, and such indemnification shall not be subject to the terms of this Article IX unless otherwise required under applicable law.

Section 9.3 Indemnification of Shareholders. In case any Shareholder or former Shareholder shall be held to be personally liable solely by reason of his being or having been a Shareholder and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives, or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled, out of the assets held with respect to the applicable Series, to be held harmless from and indemnified against all loss and expense arising from such liability. The [Registrant] shall, upon request by a Shareholder or former Shareholder, assume the defense of any claim against him for any act or obligation of the [Registrant] or applicable Series.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (“1933 Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of the Investment Adviser.

See “Management” in the Prospectus included as Part A of this Registration Statement and “Investment Management” in the Statement of Additional Information included as Part B of this Registration Statement. Additional information regarding Pacific Heights Asset Management, LLC is included in its Form ADV, dated February 9, 2018, filed with the Securities and Exchange Commission (Registration No. 801-61673) and incorporated herein by reference.

Item 32. Principal Underwriters.

(a) Quasar Distributors, LLC, the Registrant’s principal underwriter, acts as principal underwriter for the following investment companies:

1919 Funds
Abbey Capital Futures Strategy Fund
AC One China Fund
ACSI Funds
Advantus Mutual Funds
Advisors Asset Management Funds
Aegis Funds
Akre Funds
Allied Asset Advisors Funds
Alpha Architect Funds
AlphaClone ETF Fund
AlphaMark ETFs
Alpine Equity Trust
Alpine Income Trust
Alpine Series Trust
Altair Funds
American Trust
Amplify ETFs
Angel Oak Funds
Angel Oak Funds
Angel Oak Funds
Angel Oak Funds
Aptus ETF
Aptus ETF
Barrett Growth Fund
Barrett Opportunity Fund
Becker Value Equity Fund
BMT Investment Funds
Bogle Investment Management
Boston Common Funds
Boston Partners Funds
Bramshill Funds
Bridge Builder Trust
Bridge City Capital
Bridges Investment Fund, Inc.
Bright Rock Funds
Brookfield Investment Funds
Brown Advisory Funds
Buffalo Funds
Campbell Funds
CAN SLIM Select Growth Fund
Capital Advisors Funds
CBOE Vest Financial ETFs
CG Funds Trust
Change Finance, Inc.
Chase Funds
ClearShares ETF
Coho Partners
Coldstream Funds
Collins Capital Funds
Congress Funds

Convergence Funds
Cove Street Capital Funds
CrossingBridge Funds
Cushing Funds
Cushing Mutual Funds
Davidson Funds
Dearborn Funds
Diamond Hill
DoubleLine Funds
Edgar Lomax Value Fund
Equity Armor Investments
Evercore Equity Fund
Evermore Global Investors Trust
Fiera Capital Funds
First American Funds, Inc.
First State Investments Funds
Fort Pitt Capital Group, Inc.
Fulcrum Funds
Fund X Funds
Geneva Advisors Funds
Gerstein Fisher Funds
Glenmede Fund, Inc.
Glenmede Portfolios
GoodHaven Funds
Great Lakes Funds
Green Square
Greenspring Fund
Harding Loevner Funds
Heitman Funds
Hennessy Funds Trust
Highmore Funds
Highmore Funds
Hodges Funds
Hood River Funds
Horizon Investment Funds
Hotchkis & Wiley Funds
Huber Funds
Infinity Q Funds
Infusive Funds
Innovator ETFs Trust
Intrepid Capital Management
IronBridge Funds
Jackson Square Partners
Jacob Funds, Inc.
Jensen Funds
Kellner Funds
Kensho ETFs
Kirr Marbach Partners Funds, Inc
Lawson Kroeker Funds
LHA Funds
LKCM Funds
LoCorr Investment Trust
Logan Capital Funds
Loncar ETFs
Lyxor Asset Management Funds
MainGate MLP Funds
Marketfield Fund

Marmont Funds
Matrix Asset Advisors, Inc.
Matson Money Funds
MD Sass
Miller Value Funds
Monetta Trust
Morgan Dempsey Funds
Muhlenkamp Fund
Muzinich Funds
Nationwide Funds
Nicholas Funds
Nuance Funds
Oakhurst Funds
Oaktree Funds
Orinda Funds
O’Shaughnessy Funds
Osterweis Funds
Otter Creek Funds
Parker Global Strategies Fund
Pemberwick Funds
Pension Partners Funds
Permanent Portfolio Funds
Perritt Funds, Inc.
PIA Funds
Poplar Forest Funds
Port Street Funds
Premise Capital ETFs
Primecap Odyssey Funds
ProcureAM ETFs
Progressive Future Funds
Prospect Street
Prospector Funds
Provident Mutual Funds, Inc.
Pzena Funds
Quantum Advisors ETF
Rainier Funds
Rareview Funds
RBC Funds Trust
RDJ Funds
Reinhart Funds
RiverNorth Funds
Rockefeller Funds
Salt Financial Funds
Saxon Funds
Scharf Funds
Schneider Funds
Semper Funds
SerenityShares
Shenkman Funds
SIMS Total Return Fund
SL Advisors ETF
Smith Group Funds
Snow Capital Family of Funds
Soundwatch Fund
Spyglass Funds
StrongVest
Summit Global Funds

Thomas White Funds
Thompson IM Funds, Inc.
Tiedemann Funds
TorrayResolute Funds
Tortoise Funds
Trillium Funds
TrimTabs ETF
Tygh Capital Management
US Global ETFs
USA Mutuals Funds
USCA Shield Fund
USQ Funds
Validea Funds
Vert Global REITs
Vident Funds
Villere & Co.
Wasmer Schroeder Funds
WBI Funds
Weiss Multi-Strategy Funds
Westchester Capital Funds
Whitford ETF
Wisconsin Capital Funds, Inc.
YCG Funds
Zevenbergen Capital Investments Funds

(b)	To the best of Registrant’s knowledge, the directors and executive officers of Quasar Distributors, LLC are as follows:

Name And Principal Business Address	Positions And Offices With Quasar Distributors, LLC	Positions And Offices With Registrant
James Schoenike(1)	President, Board Member	None
Joseph C. Neuberger(1)	Board Member	None
Michael Peck(1)	Board Member	None
Andrew Strnad(2)	Vice President, Secretary	None
Teresa Cowan(1)	Senior Vice President, Assistant Secretary	None
Susan LaFond(1)	Vice President, Treasurer	None
Peter Hovel(1)	Chief Financial Officer	None
Brett Scribner(1)	Assistant Treasurer	None
Thomas Wolden(1)	Assistant Treasurer	None

(1)	This individual is located at 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.
(2)	This individual is located at 10 West Market Street, Suite 1150, Indianapolis, Indiana 46204.

(c)	Not applicable to Registrant.

Item 33. Location of Accounts and Records.

Accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940, as amended, and Rules 31a-1 and 31a-2 promulgated thereunder, are maintained and kept by the Registrant and the Adviser in the offices of the Registrant and the Adviser, located at 600 Montgomery Street, Suite 4100, San Francisco, California 94111.

Records covering shareholder accounts are maintained and held by the Registrant’s Transfer Agent, U.S. Bancorp Fund Services, LLC, in its offices, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Records covering portfolio transactions are maintained and kept by the Registrant in its offices listed above, and by the Registrant’s Custodian, State Street Bank and Trust Company, in its offices, located at One Lincoln Street, Boston, Massachusetts 02111.

Item 34. Management Services.

Inapplicable.

Item 35. Undertakings.

Inapplicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (“1933 Act”) and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirement for effectiveness of this Registration Statement under rule 485(b) under the 1933 Act and has duly caused this Post-Effective Amendment No. 56 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Francisco, and State of California, on the 31st day of May, 2018.

PERMANENT PORTFOLIO FAMILY OF FUNDS

By	/s/ MICHAEL J. CUGGINO
Michael J. Cuggino, President,
Secretary and Trustee

Pursuant to the requirements of the 1933 Act, this Post-Effective Amendment No. 56 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

/s/ JAMES H. ANDREWS	Treasurer (principal financial and accounting officer)	May 31, 2018
James H. Andrews

* DAVID P. BERGLAND	Trustee	May 31, 2018
David P. Bergland

* HUGH A. BUTLER	Trustee	May 31, 2018
Hugh A. Butler

/s/ MICHAEL J. CUGGINO	President, Secretary and Trustee (principal executive officer)	May 31, 2018
Michael J. Cuggino

* ROGER DOEBKE	Trustee	May 31, 2018
Roger Doebke

*	Signed by Michael J. Cuggino, Attorney-in-fact, pursuant to Power of Attorney filed herewith.

POWER OF ATTORNEY

KNOW BY ALL MEN BY THESE PRESENTS, that I, David P. Bergland, a trustee of Permanent Portfolio Family of Funds (“Trust”), do hereby nominate, constitute and appoint Michael J . Cuggino, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to make, execute and sign for me, in my name and in my capacity as a trustee of the Trust, any and all amendments or post-effective amendments to the Trust’s Registration Statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to file with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of any portfolio of the Trust, any such Registration Statement, amendment or post-effective amendment, any and all supplements thereto or any Prospectus or Statement of Additional Information forming a part thereof, and any and all exhibits and other documents requisite in connection therewith, granting unto said attorney full power and authority to do and perform each and every act and thing requisite, necessary or appropriate to be done, and ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, this instrument has been signed below by the undersigned in the capacity on this 11th day of March, 2016.

/s/ David P. Bergland
David P. Bergland
Trustee

POWER OF ATTORNEY

KNOW BY ALL MEN BY THESE PRESENTS, that I, Hugh A. Butler, a trustee of Permanent Portfolio Family of Funds (“Trust”), do hereby nominate, constitute and appoint Michael J. Cuggino, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to make, execute and sign for me, in my name and in my capacity as a trustee of the Trust, any and all amendments or post-effective amendments to the Trust’s Registration Statement on Form N-lA under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to file with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of any portfolio of the Trust, any such Registration Statement, amendment or post-effective amendment, any and all supplements thereto or any Prospectus or Statement of Additional Information forming a part thereof, and any and all exhibits and other documents requisite in connection therewith, granting unto said attorney full power and authority to do and perform each and every act and thing requisite, necessary or appropriate to be done, and ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, this instrument has been signed below by the undersigned in the capacity on this 11th day of March, 2016.

/s/ Hugh A. Butler
Hugh A. Butler
Trustee

POWER OF ATTORNEY

KNOW BY ALL MEN BY THESE PRESENTS, that I, Roger Doebke, a trustee of Permanent Portfolio Family of Funds (“Trust”), do hereby nominate, constitute and appoint Michael J. Cuggino, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to make, execute and sign for me, in my name and in my capacity as a trustee of the Trust, any and all amendments or post-effective amendments to the Trust’s Registration Statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to file with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of any portfolio of the Trust, any such Registration Statement, amendment or post-effective amendment, any and all supplements thereto or any Prospectus or Statement of Additional Information forming a part thereof, and any and all exhibits and other documents requisite in connection therewith, granting unto said attorney full power and authority to do and perform each and every act and thing requisite, necessary or appropriate to be done, and ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may lawfully door cause to be done by virtue hereof.

IN WITNESS WHEREOF, this instrument has been signed below by the undersigned in the capacity on this 11th day of March, 2016.

/s/ Roger Doebke
Roger Doebke
Trustee

EXHIBIT INDEX

Type	Description

(d)(2)	Advisory Fee Waiver and Expense Assumption Agreement

(i)	Opinion and Consent of K&L Gates LLP

(j)	Consent of Tait, Weller & Baker, LLP, Independent Registered Public Accounting Firm

(p)(2)	Code of Ethics of Quasar Distributors, LLC